UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. 1)

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Filed by a Party other than the Registrant ☐
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to § 240.14a-12

Cornerstone Building Brands, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY MATERIALS-SUBJECT TO COMPLETION

5020 Weston Parkway
Suite 400
Cary, North Carolina 27513

[           ], 2022
Dear Cornerstone Building Brands Stockholder:
You are invited to attend a special meeting (we refer to such meeting, including any adjournment or postponement thereof, as the “special meeting”) of the stockholders of Cornerstone Building Brands, Inc., which we refer to as “Cornerstone Building Brands” or the “Company,” to be held on [     ], 2022, at [     ] Eastern Time. Due to concerns regarding the ongoing coronavirus pandemic, and to protect the health and safety of our employees, stockholders and other stakeholders, the special meeting will be a virtual meeting conducted solely online via live webcast at www.proxydocs.com/CNR. There is no physical location for the special meeting.
On March 5, 2022, the Company entered into an Agreement and Plan of Merger (as amended from time to time, the “merger agreement”) by and among Camelot Return Intermediate Holdings LLC, a Delaware limited liability company (“Parent”), Camelot Return Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and the Company, pursuant to which Merger Sub will merge with and into the Company (which we refer to as the “merger”), with the Company surviving the merger (the “Surviving Corporation”) as a subsidiary of Parent. Parent and Merger Sub are subsidiaries of investment funds managed by Clayton, Dubilier & Rice, LLC (“CD&R”), which, together with its affiliates, owns approximately 49% of the issued and outstanding shares of Company common stock, par value $0.01 per share (which we refer to as a “share” or, collectively, “shares”).
In connection with the merger agreement, an affiliate of CD&R has provided a limited guarantee (as amended from time to time, the “limited guarantee”) with respect to the payment of a termination fee that may be payable by Parent to the Company under the merger agreement, as well as certain reimbursement obligations that may be owed by Parent pursuant to the merger agreement, in each case, subject to the terms of the merger agreement and the limited guarantee.
At the special meeting, you will be asked to approve the adoption of the merger agreement and the approval of the merger and the other transactions contemplated by the merger agreement.
If the merger is completed, each share of Company common stock outstanding immediately prior to the effective time of the merger (other than (1) shares of Company common stock that are to be cancelled or converted into shares of common stock of the Surviving Corporation in accordance with the merger agreement and (2) shares of Company common stock that are owned by stockholders of the Company (other than CD&R, certain investment funds managed by CD&R and other affiliates of CD&R that hold shares of Company common stock, which we refer to as the “affiliated stockholders”) who did not vote in favor of the merger agreement or the merger and who have perfected and not withdrawn a demand for appraisal rights pursuant to Section 262 of the DGCL (the shares of Company common stock held by such stockholders, the “dissenting shares” and, together with the shares described in clause (1), including any shares held by affiliated stockholders and any other affiliates of the Company and Parent, “excluded shares”)) will be converted into the right to receive $24.65 in cash per share, without interest, which we refer to as the “merger consideration.”

The special committee (the “Special Committee”) of the board of directors of the Company (the “Board”), consisting solely of the Company’s independent directors who are independent of, and not affiliated with, CD&R or its affiliates, evaluated the merger in consultation with the Company’s management and legal and financial advisors. The Special Committee unanimously (1) determined that the terms of the merger agreement, the voting and support agreement, dated as of March 5, 2022, by and among the Company and affiliates of Parent, including CD&R, which we refer to as the “voting and support agreement,” the limited guarantee and the transactions contemplated by the merger agreement, the voting and support agreement and the limited guarantee (the “transaction”), including the merger, are fair to, and in the best interests of, the Company and its stockholders other than the affiliated stockholders, which stockholders we refer to as the “unaffiliated stockholders,” (2) determined that it is advisable and in the best interests of the Company and the unaffiliated stockholders to enter into the merger agreement, the voting and support agreement and the limited guarantee and (3) recommended that the Board approve and authorize the merger agreement, the voting and support agreement, the limited guarantee and the transaction.
The Board, other than John Krenicki, Timothy O’Brien, Nathan Sleeper and Jonathan L. Zrebiec, who recused themselves due to their affiliation with CD&R and who we refer to as the “Recused Directors,” acting upon the recommendation of the Special Committee, unanimously (1) determined that the terms of the merger agreement, the voting and support agreement, the limited guarantee and the transaction are fair to, and in the best interests of, the Company and its stockholders, including the unaffiliated stockholders, (2) determined that it is advisable and in the best interests of the Company and the unaffiliated stockholders to enter into the merger agreement, the voting and support agreement and the limited guarantee, and (3) resolved to recommend that the stockholders of the Company vote to adopt and approve the merger agreement. The approval of the proposal to adopt and approve the merger agreement, which we refer to as the “Merger Agreement Proposal,” requires both (a) the affirmative vote of the stockholders representing a majority of the aggregate voting power of the outstanding shares of Company common stock entitled to vote on the Merger Agreement Proposal at the special meeting, which we refer to as the approval of the “majority of the outstanding shares” and (b) the affirmative vote of the stockholders representing a majority of the aggregate voting power of the outstanding shares beneficially owned by the unaffiliated stockholders entitled to vote on the Merger Agreement Proposal at the special meeting, which we refer to as the approval of the “majority of the unaffiliated shares,” in each case assuming a quorum is present.
You will also be asked to vote at the special meeting on (1) one or more proposals to adjourn the special meeting to a later date or dates if necessary or appropriate, including adjournments to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the Merger Agreement Proposal, which we refer to as the “Adjournment Proposal” and which requires the affirmative vote by the holders representing a majority of the votes cast by the stockholders present virtually or by proxy and entitled to vote on the matter at the special meeting, whether or not a quorum is present, and (2) the nonbinding, advisory proposal regarding certain compensation arrangements for the Company’s named executive officers in connection with the merger, which we refer to as the “Merger-Related Compensation Proposal” and which requires the affirmative vote by the holders representing a majority of the votes cast by the stockholders present virtually or by proxy and entitled to vote on the matter at the special meeting, assuming a quorum is present.
The merger agreement and the merger have been unanimously approved and recommended by the Special Committee of the Company’s independent directors who are independent of, and not affiliated with, CD&R or its affiliates. The Board, by a unanimous vote of the Company’s directors (other than the Recused Directors), recommends that you vote “FOR” the Merger Agreement Proposal, “FOR” the Adjournment Proposal and “FOR” the Merger-Related Compensation Proposal.
Your vote is very important. The merger cannot be completed unless both a majority of the outstanding shares and a majority of the unaffiliated shares approve the Merger Agreement Proposal. A failure to vote your shares of Company common stock “FOR” the Merger Agreement Proposal will have the same effect as a vote “AGAINST” the Merger Agreement Proposal.
Therefore, whether or not you expect to attend the special meeting, at your earliest convenience, please sign, date and vote on the enclosed proxy card and return it in the enclosed postage-paid reply envelope or submit your proxy using the telephone or Internet procedures that may be provided to you. If you attend the special meeting and vote online during the special meeting, your vote by ballot will revoke any proxy previously submitted. If you hold your shares of Company common stock through a bank, broker or other nominee, you should follow the procedures provided by your bank, broker or other nominee in order to vote.
Completion of the merger is subject to the satisfaction or waiver of certain conditions set forth in the merger agreement.
The accompanying proxy statement provides you with more detailed information about the special meeting, the merger agreement and the transactions contemplated by it, including the merger. A copy of the merger agreement is attached as Annex A to the accompanying proxy statement. We encourage you to carefully read the entire proxy statement and its annexes, including the merger agreement and the documents referred to or incorporated by reference in this proxy statement. You may also obtain additional information about the Company from other documents we have filed with the U.S. Securities and Exchange Commission (the “SEC”). In particular, you should read the “Risk Factors” section beginning on page 13 in our annual report on Form 10-K for the year ended December 31, 2021, and other risk factors detailed from time to time in the Company’s reports filed with the SEC and incorporated by reference in this proxy statement, for risks relating to our business and for a discussion of the risks that you should consider in evaluating the proposed transaction and how it may affect you.
If you have any questions or need assistance voting your shares of Company common stock, please contact MacKenzie Partners, Inc., the Company’s proxy solicitor in connection with the special meeting:
MacKenzie Partners, Inc.
1407 Broadway, 27th Floor
New York, NY 10018
(800) 322-2885 (toll free)
(212) 929-5500 (call collect)
Email: proxy@mackenziepartners.com
Thank you in advance for your cooperation and continued support.
Sincerely,

Rose Lee
President and Chief Executive Officer
The accompanying proxy statement is dated [           ], 2022, and is first being mailed to the Company’s stockholders on or about [           ], 2022.
NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE MERGER, PASSED UPON THE MERITS OR FAIRNESS OF THE MERGER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY IT, INCLUDING THE MERGER, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PRELIMINARY PROXY MATERIALS-SUBJECT TO COMPLETION
5020 Weston Parkway
Suite 400
Cary, North Carolina 27513

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD [           ], 2022
Virtual Meeting Only — No Physical Meeting Location

Dear Cornerstone Building Brands Stockholder:
You are cordially invited to attend a special meeting (we refer to such meeting, including any adjournment or postponement thereof, as the “special meeting”) of the stockholders of Cornerstone Building Brands, Inc. (“Cornerstone Building Brands,” the “Company” or “us”) to be held virtually, on
[           ], [           ], 2022, at [     ] Eastern Time. The special meeting will be held for the following purposes:
1.   to consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated as of March 5, 2022 (as amended from time to time, the “merger agreement”), by and among Camelot Return Intermediate Holdings, LLC, a Delaware limited liability company (“Parent”), Camelot Return Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and the Company, a copy of which is attached as Annex A to the accompanying proxy statement, pursuant to which, among other things, Merger Sub will merge with and into the Company (the “merger”), with the Company surviving the merger (the “Surviving Corporation”) as a subsidiary of Parent (the “Merger Agreement Proposal”);
2.   to consider and vote on one or more proposals to adjourn the special meeting to a later date or dates if necessary or appropriate, including adjournments to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the Merger Agreement Proposal (the “Adjournment Proposal”); and
3.   to approve, by nonbinding, advisory vote, certain compensation arrangements for the Company’s named executive officers in connection with the merger (the “Merger-Related Compensation Proposal”).
These items of business are more fully described in the proxy statement of which this notice forms a part.
The affirmative vote of both (1) the stockholders representing a majority of the aggregate voting power of the outstanding shares of Company common stock entitled to vote on the Merger Agreement Proposal at the special meeting, which we refer to as the approval of the “majority of the outstanding shares,” and (2) of the stockholders representing a majority of the aggregate voting power of the outstanding shares of Company common stock beneficially owned by stockholders other than Clayton, Dubilier & Rice, LLC (“CD&R’’), certain investment funds managed by CD&R and other affiliates of CD&R that hold shares of Company common stock, which we refer to as the “unaffiliated stockholders” entitled to vote on the Merger Agreement Proposal at the special meeting, which we refer to as the “majority of the unaffiliated shares,” is necessary for the approval of the Merger Agreement Proposal. The affirmative vote of the holders of the majority of the shares of Company common stock cast at the special meeting or by proxy and entitled to vote thereon at the special meeting is necessary for the approval of the Adjournment Proposal and the Merger-Related Compensation Proposal.
The record date for the special meeting is [           ], 2022. Only stockholders of record as of the close of business on the record date are entitled to notice of, and to vote at, the special meeting, or any adjournment or postponement thereof. Any stockholder entitled to attend and vote at the special meeting is entitled to appoint a proxy to attend and act on such stockholder’s behalf.
If the merger is consummated, stockholders who continuously hold shares of Company common stock through the effective time, who do not vote in favor of the adoption of the merger agreement and who properly demand appraisal of their shares of Company common stock and who do not withdraw their demands or otherwise lose their rights of appraisal will be entitled to seek appraisal of their shares of Company common stock in connection with the merger. Stockholders must comply with all the requirements of Delaware law, which are summarized in the proxy statement accompanying this notice and reproduced in their entirety in Annex C to the accompanying proxy statement.
The merger agreement and the merger have been unanimously approved and recommended by the Special Committee of the Company’s independent directors who are independent of, and not affiliated with, CD&R or its affiliates. The Board, by a unanimous vote of the Company’s directors (other than John Krenicki, Timothy O’Brien, Nathan Sleeper and Jonathan L. Zrebiec, who recused themselves due to their affiliation with CD&R) recommends that you vote “FOR” the Merger Agreement Proposal, “FOR” the Adjournment Proposal and “FOR” the Merger-Related Compensation Proposal.
Your vote is very important. The merger cannot be completed unless both a majority of the outstanding shares and a majority of the unaffiliated shares approve the Merger Agreement Proposal. A failure to vote your shares of Company common stock “FOR” the Merger Agreement Proposal will have the same effect as a vote “AGAINST” the Merger Agreement Proposal.
Therefore, whether or not you expect to attend the special meeting, at your earliest convenience, please sign, date and vote on the enclosed proxy card and return it in the enclosed postage-paid reply envelope, or submit your proxy using the telephone or Internet procedures that may be provided to you. If you attend the special meeting and vote online during the special meeting, your vote by ballot will revoke any proxy previously submitted. If you hold your shares of Company common stock through a bank, broker or other nominee, you should follow the procedures provided by your bank, broker or other nominee in order to vote.
The proxy statement of which this notice forms a part provides a detailed description of the merger agreement, the merger and the other transactions contemplated by the merger agreement. We encourage you to carefully read the entire proxy statement and its annexes, including the merger agreement and the documents referred to or incorporated by reference in this proxy statement. If you have any questions concerning the merger or the proxy statement, would like additional copies of the proxy statement or need help voting your shares of Company common stock, please contact Cornerstone Building Brands’s proxy solicitor:
MacKenzie Partners, Inc. 1407 Broadway, 27th Floor New York, NY 10018 (800) 322-2885 (toll free) (212) 929-5500 (call collect) Email: proxy@mackenziepartners.com

By Order of the Board of Directors,

ALENA S. BRENNER
Executive Vice President, General Counsel and Corporate Secretary
Cary, North Carolina
[           ], 2022
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on
[           ], 2022 via live webcast at www.proxydocs.com/CNR
The Notice of Special Meeting of Stockholders and our Proxy Statement are available at
www.proxydocs.com/ CNR.

i

SUMMARY TERM SHEET
The following summary term sheet highlights selected information in this proxy statement and may not contain all of the information that may be important to you. Accordingly, we encourage you to read carefully this entire proxy statement, its annexes and the documents referred to or incorporated by reference in this proxy statement. Each item in this summary term sheet includes a page reference directing you to a more complete description of that topic. See the section of this proxy statement entitled “Where You Can Find More Information.”
Certain Defined Terms
In this proxy statement, we refer to:
1.
the Agreement and Plan of Merger, dated as of March 5, 2022, by and among Camelot Return Intermediate Holdings, LLC, Camelot Return Merger Sub, Inc. and Cornerstone Building Brands, Inc., as it may be amended from time to time, as the “merger agreement”;

2.
the merger of Camelot Return Merger Sub, Inc. with and into Cornerstone Building Brands, Inc. pursuant to the merger agreement as the “merger”;

3.
Cornerstone Building Brands, Inc. as the “Company,” “Cornerstone Building Brands,” “us,” “our”or “we”;

4.
the U.S. Securities and Exchange Commission as the “SEC”;

5.
the Securities Exchange Act of 1934, as amended, as the “Exchange Act”;

6.
Camelot Return Intermediate Holdings, LLC as “Parent”;

7.
Camelot Return Merger Sub, Inc. as “Merger Sub”;

8.
Camelot Return Parent, LLC as “Holdings Parent”;

9.
Camelot Return Ultimate, LP as “Ultimate Parent”;

10.
Camelot Return GP, LLC as “Ultimate Parent GP”;

11.
Clayton, Dubilier & Rice, LLC as “CD&R”;

12.
Clayton, Dubilier & Rice Fund X, L.P. as “CD&R Fund X”;

13.
CD&R Associates X, L.P. as “CD&R Fund X GP”;

14.
CD&R Investment Associates X, Ltd. as “CD&R Fund X UGP”;

15.
CD&R Pisces Holdings, L.P. as “CD&R Pisces”;

16.
Clayton, Dubilier & Rice Fund VIII, L.P. and CD&R Friends & Family Fund VIII, L.P. as “CD&R Fund VIII”;

17.
CD&R Pisces and CD&R Fund VIII as the “CD&R Funds”;

18.
CD&R Pisces, Clayton, Dubilier & Rice Fund VIII, L.P., CD&R Friends & Family Fund VIII, L.P. and CD&R as the “CD&R Stockholders”;

19.
Parent, Merger Sub, CD&R, the CD&R Stockholders, CD&R Fund X, CD&R Fund X GP, CD&R Fund X UGP, Holdings, Holdings Parent, Ultimate Parent and Ultimate Parent GP as the “CD&R Entities”;

20.
the board of directors of the Company as the “Board”;

21.
the special committee of the Company’s independent directors who are independent of, and not affiliated with, CD&R or its affiliates as the “Special Committee”;

22.
the New York Stock Exchange as the “NYSE”;

23.
the General Corporation Law of the State of Delaware as the “DGCL”;

24.
the special meeting of the stockholders of the Company to be held on [      ], 2022, at [      ] Eastern Time solely online via live webcast, including any adjournment or postponement thereof, as the “special meeting”; and

25.
[           ], 2022, the record date for the special meeting, as the “record date.”

Merger Consideration
If the merger is completed, each share of Company common stock outstanding immediately prior to the effective time of the merger (other than (1) shares of Company common stock that are to be cancelled or converted into shares of common stock of the Surviving Corporation in accordance with the merger agreement and (2) shares of Company common stock that are owned by stockholders of the Company (other than CD&R, certain investment funds managed by CD&R and other affiliates of CD&R that hold shares of Company common stock, which we refer to as the “affiliated stockholders”) who did not vote in favor of the merger agreement or the merger and who have perfected and not withdrawn a demand for appraisal rights pursuant to Section 262 of the DGCL (the shares of Company common stock held by such stockholders, “dissenting shares” and, together with the shares described in clause (1), the “excluded shares”)), will be converted into the right to receive $24.65 in cash per share, without interest, which we refer to as the “merger consideration.”
Treatment of Company Equity Awards
At the effective time of the merger: (1) each then outstanding and vested stock option will be cancelled and converted into the right to receive an amount in cash equal to the product of (x) the excess, if any, of the merger consideration over the exercise price per share of such stock option and (y) the number of shares of Company common stock subject to such stock option; (2) each then outstanding and unvested stock option will be cancelled and converted into a contingent contractual right to receive a payment in cash from the Surviving Corporation equal to the product of (x) the excess, if any, of the merger consideration over the exercise price per share of such stock option and (y) the number of shares of Company common stock subject to such stock option, and such resulting cash-based award will be subject to the same terms and conditions as are applicable to the corresponding stock option (including time-based vesting conditions but excluding provisions related to exercise); (3) each then outstanding restricted stock unit award corresponding to shares of Company common stock (a “Company RSU Award”) will be cancelled and converted into the contractual right to receive a cash payment from the Surviving Corporation equal to (x) the number of shares of Company common stock subject to such Company RSU Award multiplied by (y) the merger consideration, and such resulting cash-based award will be subject to the same terms and conditions as are applicable to the corresponding Company RSU Award (including time-based vesting conditions); (4) each then outstanding performance-based share unit award (a “Company PSU Award”) (I) granted during the 2020 calendar year (each, a “2020 Company PSU Award”) or (II) granted during the 2021 calendar year to the Company’s Chief Executive Officer or the Chief Executive Officer’s direct reports (each, a “2021 Company Executive PSU Award”), will be cancelled and converted into a contingent contractual right to receive a cash payment from the Surviving Corporation equal to (A) the number of performance share units earned under the terms of the applicable award agreement, but with the applicable total shareholder return metric determined using a per share price equal to the merger consideration and the EBITDA-based metric determined based on actual performance as of the end of the performance period applicable to such Company PSU Award multiplied by (B) the merger consideration, with the resulting cash-based award subject to the same terms and conditions as are applicable to the corresponding 2020 Company PSU Award or 2021 Company Executive PSU Award (including time-based vesting conditions and EBITDA-based vesting conditions, but excluding any vesting conditions based on total shareholder return); and (5) each then outstanding Company PSU Award granted during the 2021 calendar year that is not a 2021 Company Executive PSU Award will be cancelled and converted into a contingent contractual right to receive a cash payment from the Surviving Corporation equal to (A) the number of performance-based share units earned under the terms of the applicable award agreement, but with the applicable total shareholder return determined using a per share price equal to the merger consideration and the EBITDA-based metric in the applicable award agreement deemed achieved at target performance and determined without proration for any portion of the performance period that has not yet been completed, multiplied by (B) the merger consideration.
Special Factors (page 21)
Background of the Merger
A description of the background of the merger, including the Company’s discussions with CD&R, is included in the section of this proxy statement entitled “Special Factors — Background of the Merger.”
Reasons for the Merger; Recommendation of the Board; Fairness of the Merger
The Board formed a special committee, consisting of five of the Company’s independent directors who are independent of, and not affiliated with, CD&R and its affiliates, to evaluate and consider any potential or actual proposal from CD&R and any other alternative proposals or other strategic alternatives that may be available to the Company, including the merger. After careful consideration, the Special Committee unanimously determined, and the Board (other than John Krenicki, Timothy O’Brien, Nathan Sleeper and Jonathan L. Zrebiec (the “Recused Directors”), who recused themselves due to their affiliation with CD&R), acting upon the recommendation of the Special Committee, unanimously determined (1) that the terms of the merger agreement, the voting and support agreement, the limited guarantee and the transactions contemplated thereby (the “transaction”), including the merger, are fair to, and in the best interests of, the Company and its stockholders (including the unaffiliated stockholders) and (2) that it is advisable and in the best interests of the Company and its unaffiliated stockholders to enter into the merger agreement, the voting and support agreement and the limited guarantee.
The merger agreement and the merger have been unanimously approved and recommended by the Special Committee of the Company’s independent directors who are independent of, and not affiliated with, CD&R and its affiliates. The Board, by a unanimous vote of the directors (other than the Recused Directors), recommends that you vote “FOR” the Merger Agreement Proposal, “FOR” the Adjournment Proposal, and “FOR” the Merger-Related Compensation Proposal.
For a description of the material factors considered by the Special Committee and by the Board in deciding to recommend approval of the proposal to adopt the merger agreement, see the section of this proxy statement entitled “Special Factors — Reasons for the Merger; Recommendation of the Board; Fairness of the Merger.”
Position of the CD&R Entities as to the Fairness of the Merger; Purpose and Reasons of the CD&R Entities for the Merger
Under the SEC rules governing “going-private” transactions, each of the CD&R Entities is an affiliate of the Company and, therefore, required to express their purposes and reasons for the merger and their beliefs as to the fairness of the merger to the unaffiliated stockholders. For a description of the CD&R Entities’ purposes and reasons for the merger, and their beliefs as to the fairness of the merger to the unaffiliated stockholders, see “Special Factors — Purpose and Reasons of the CD&R Entities for the Merger” and “Special Factors — Position of the CD&R Entities as to the Fairness of the Merger.”
Opinion of Centerview Partners LLC
On March 5, 2022, Centerview Partners LLC (“Centerview”) rendered to the Special Committee its oral opinion, which was subsequently confirmed by delivery of a written opinion dated March 5, 2022 that, as of such date and based upon and subject to the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, the merger consideration proposed to be paid to the holders of shares of Company common stock (other than excluded shares) pursuant to the merger agreement was fair, from a financial point of view, to such holders.

The full text of Centerview’s written opinion, dated March 5, 2022, which describes the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, is attached as Annex B and is incorporated herein by reference. Centerview’s financial advisory services and opinion were provided for the information and assistance of the Special Committee (in their capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the merger and the other transactions contemplated by the merger agreement and Centerview’s opinion addressed only the fairness, from a financial point of view, as of the date thereof, to the holders of shares of Company common stock (other than excluded shares) of the merger consideration to be paid to such holders pursuant to the merger agreement. Centerview’s opinion did not address any other term or aspect of the merger and the other transactions contemplated by the merger agreement and does not constitute a recommendation to any stockholder of the Company or any other person as to how such stockholder or other person should vote with respect to the merger or otherwise act with respect to any other transactions contemplated by the merger agreement or any other matter.
The full text of Centerview’s written opinion should be read carefully in its entirety.
Certain Effects of the Merger
Each share of Company common stock issued and outstanding immediately prior to the effective time of the merger (other than excluded shares) will be converted into the right to receive from Parent the merger consideration, less any applicable withholding taxes. Each share of Company common stock issued and outstanding immediately prior to the effective time of the merger that is held by Merger Sub or by the Company and not held on behalf of third parties will be cancelled without payment of any consideration. Each share of Company common stock issued and outstanding immediately prior to the effective time of the merger that is held by Parent or the CD&R Funds will be converted into one share of common stock of the Surviving Corporation. Each share of common stock of Merger Sub issued and outstanding immediately prior to the effective time will be converted into one share of common stock of the Surviving Corporation. For a further discussion of the effects of the merger, see the section of this proxy statement entitled “Special Factors — Certain Effects of the Merger.”
Interests of Executive Officers and Directors of the Company in the Merger
In considering the recommendation of the Board that the stockholders of the Company adopt the merger agreement, the Company’s stockholders should be aware that the executive officers and directors of the Company have certain interests in the transactions that may be different from, or in addition to, the interests of the Company’s stockholders generally. The Special Committee and the Board were aware of these interests and considered them, among other matters, in approving the merger agreement and the transactions contemplated by it, including the merger, and in making their recommendations that the Company’s stockholders approve the merger agreement. These interests include, among others, cash lump sum severance payments that may be payable following a qualifying termination of an executive officer’s employment under employment agreements (regardless of whether or not the transactions are consummated), the treatment of Company Equity Awards, including Company PSU Awards, which will be converted into cash-based awards at the effective time and are subject to vesting upon a qualifying termination of the NEO of a prorated portion of any award for which the performance period is at least 50% complete and fully accelerated vesting of Company RSU Awards held by the Company’s non-employee directors, and the provision of indemnification and insurance arrangements pursuant to the merger agreement. These interests are discussed in more detail in the section of this proxy statement entitled “Special Factors — Interests of Executive Officers and Directors of the Company in the Merger.”
Material U.S. Federal Income Tax Consequences of the Merger
The receipt of cash in exchange for shares of Company common stock pursuant to the merger will generally be a taxable transaction for U.S. federal income tax purposes, and may also be a taxable transaction under applicable state, local or foreign income or other tax laws. You should consult your own tax advisor regarding the particular tax consequences to you of the exchange of shares of Company common stock for cash pursuant to the merger in light of your particular circumstances (including the application and effect of any state, local or foreign income and other tax laws). See the section of this proxy statement entitled “Special Factors — Material U.S. Federal Income Tax Consequences of the Merger.”
Financing of the Merger
The merger is not subject to any financing condition. Parent estimates that the total funds necessary to complete the merger will be approximately $1,745 million, including estimated transaction fees and expenses. In addition, Parent may purchase shares of the Company held by CD&R Fund VIII prior to closing, which Parent estimates would require an additional $562 million. Parent expects these amounts to be funded via approximately $1,675 million from committed debt financing by specified lenders (the “Debt Commitment Parties”), which will be sufficient to pay the aggregate merger consideration to the unaffiliated stockholders, $195 million from an equity investment by CD&R Fund X, and approximately $437 million from cash of the Company on hand as of the closing of the merger.
Parent has delivered to the Company the equity commitment letter, dated as of March 5, 2022, by and between Parent and CD&R Fund X (the “equity commitment letter”), pursuant to which CD&R Fund X has committed to provide equity financing in an aggregate amount of $195 million to Parent on or prior to the closing of the merger, subject to and in accordance with the terms and conditions of the equity commitment letter and the merger agreement, in connection with the funding of the transaction.
Parent has delivered to the Company the limited guarantee, dated as of March 5, 2022, by and between the Company and CD&R Fund X (the “limited guarantee”), pursuant to which CD&R Fund X has agreed to guarantee the payment of certain liabilities and obligations of Parent and Merger Sub under the merger agreement with respect to the payment of a termination fee of $210 million and amounts in respect of certain reimbursement and indemnification obligations of Parent and Merger Sub for certain costs, expenses or losses incurred or sustained by the Company, in each case, if and when payable pursuant to the merger agreement.
Camelot Return Holdings, LLC, a Delaware limited liability company and an indirect parent entity of Parent (“Holdings”), and Merger Sub have obtained debt financing commitments, the proceeds of which will be used to consummate the merger and the other transactions contemplated by the merger agreement, including paying a portion of the aggregate merger consideration, and paying all fees and expenses of or payable by Holdings, Parent, Merger Sub or CD&R Fund X (the “required amounts”). The Debt Commitment Parties have committed to provide Holdings and Merger Sub, severally, but not jointly, with debt financing in the amounts and on the terms and subject to the conditions set forth in (1) a debt commitment letter, dated as of March 5, 2022, by and among certain of the Debt Commitment Parties and Merger Sub and (2) a debt commitment letter, dated as of March 5, 2022, by and among certain of the Debt Commitment Parties and Holdings (collectively, the “debt commitment letters”). The obligations of the Debt Commitment Parties to provide the debt financing under the debt commitment letters are subject to certain customary conditions.
Litigation Relating to the Merger
As of May 9, 2022, three complaints have been filed by purported stockholders of the Company. The actions are captioned Stein v. Cornerstone Building Brands, Inc., et al., Case No. 1:22-cv-02981 (Apr. 11, 2022), filed in the United States District Court for the Southern District of New York, Hopkins v. Cornerstone Building Brands, Inc., et al., Case No. 1:22-cv-02258 (Apr. 20, 2022), filed in the United States District Court for the Eastern District of New York, and Whitfield v. Cornerstone Building Brands, Inc., et al., Case No. 2:22-cv-01547 (Apr. 20, 2022), filed in the United States District Court for the Eastern District of Pennsylvania. The complaints name the Company and the members of the Board as defendants and generally allege that the preliminary proxy statement filed with the SEC on April 7, 2022 contains alleged material misstatements and omissions in violation of Section 14(a) and Section 20(a) of the Exchange Act and Rule 14a-9 of the Exchange Act. The complaints seeks, among other relief, an injunction preventing the closing of the merger unless and until the information sought is disclosed; rescission of the merger agreement to the extent already implemented; or recissory damages and attorneys’ and experts’ fees. The Company believes the claims asserted in the complaints are without merit.

The Merger Agreement (page 72)
A summary of the material provisions of the merger agreement, which is attached as Annex A to this proxy statement and which is incorporated by reference in this proxy statement, is described in the section of this proxy statement entitled “The Merger Agreement.” Among other things, the merger agreement includes the following terms:
•
Effective Time of the Merger; Closing.   Assuming timely satisfaction of necessary closing conditions set forth in the merger agreement, including the adoption of the merger agreement by the Company’s stockholders, we anticipate that the merger will be completed in the second or third quarter of 2022. The Company, however, cannot assure completion of the merger by any particular date, if at all.

•
Conditions to the Merger.   The closing of the merger depends on a number of conditions being satisfied or waived (other than the condition set forth in the first bullet below, which cannot be waived). These conditions, which are described more fully in “The Merger Agreement — Conditions to the Merger,” include:

•
the adoption of the merger agreement, and the approval of the merger and the other transactions contemplated by the merger agreement, by the affirmative vote of the stockholders representing a majority of the aggregate voting power of the outstanding shares of Company common stock entitled to vote on the Merger Agreement Proposal at the special meeting, which we refer to as the approval of the “majority of the outstanding shares,” and by the affirmative vote of the stockholders representing a majority of the aggregate voting power of the outstanding shares beneficially owned by unaffiliated stockholders entitled to vote on the Merger Agreement Proposal at the special meeting, which we refer to as the approval of the “majority of the unaffiliated shares,” in each case assuming a quorum is present (we refer to the majority of the outstanding shares and the majority of the unaffiliated shares, together, as the “requisite Company stockholder approvals”);

•
any notification and waiting period requirements applicable to the consummation of the merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) has expired or been terminated and the approvals, clearances or expirations of waiting periods under the other specified antitrust laws have been obtained or deemed obtained as a result of the expiry of applicable waiting periods;

•
the absence of any law or order of any governmental authority restraining, enjoining, rendering illegal or otherwise prohibiting consummation of the merger;

•
the accuracy of each party’s representations and warranties in the merger agreement (generally subject to materiality qualifications);

•
the performance, in all material respects, by each party of all obligations required to be performed by it under the merger agreement; and

•
the delivery of an officers’ certificate by each party with respect to the accuracy of the representations and warranties and performance of obligations of such party under the merger agreement.

•
No Solicitation of Acquisition Proposals.   The merger agreement provides that we are not permitted to, among other things, directly or indirectly through our representatives, initiate, solicit, propose or knowingly encourage or knowingly facilitate any inquiries or the making of any proposal or offer that constitutes, or would reasonably be expected to lead to, any acquisition proposal (as defined in the section of this proxy statement entitled “The Merger Agreement — No Solicitation of Acquisition Proposals; Board Recommendation Changes”).

•
Board Recommendation Changes.   Notwithstanding the restrictions described above, under certain circumstances, we may, prior to the time the merger agreement is adopted by our stockholders, (x) provide information in response to an unsolicited, bona fide written acquisition proposal that did not result from a breach of the non-solicitation provisions of the merger agreement, subject to certain conditions, and (y) engage or participate in any discussions or negotiations with certain third parties who have made such a bona fide written acquisition proposal, if and only if the Board

(acting on the recommendation of the Special Committee) or the Special Committee has determined in good faith based on the information then available and after consultation with its financial advisor and outside legal counsel that such acquisition proposal either constitutes a superior proposal or is reasonably likely to result in a superior proposal.
The merger agreement also provides that, at any time before the stockholders of the Company adopt the merger agreement, the Board (acting on the recommendation of the Special Committee) or the Special Committee may effect a change of recommendation (or terminate the merger agreement) with respect to an unsolicited bona fide acquisition proposal if (A) the Board or the Special Committee determines in good faith, after consultation with its financial advisors and outside legal counsel, that such acquisition proposal is a superior proposal, and (B) the Company complies with certain procedures. The non-solicitation provisions are described in more detail in the section of this proxy statement entitled “The Merger Agreement — No Solicitation of Acquisition Proposals; Board Recommendation Changes.”
•
Termination and Termination Fees.   The merger agreement contains certain termination rights, including, among other things, the right of either party to terminate the merger agreement if the merger has not occurred on or before September 5, 2022 (subject to extension by the terms of the merger agreement) and the right of the Company to terminate the merger agreement to accept a superior proposal, subject to specified exceptions and limitations, and provides that:

•
Upon termination of the merger agreement by the Company or Parent in certain circumstances, including a termination by Parent as a result of a change in the recommendation of the Board or the Special Committee or a termination by the Company to enter into an alternative acquisition agreement providing for a superior proposal, or, if the merger agreement is terminated and the Company enters into or completes an alternative transaction within 12 months, the Company will be required to pay Parent a termination fee of $105,000,000.

•
Upon termination of the merger agreement by the Company or Parent in certain circumstances, including a termination by the Company as a result of (1) certain material breaches by Parent or Merger Sub of their representations, warranties, covenants or agreements set forth in the merger agreement, or (2) the failure of Parent and Merger Sub to consummate the closing when the marketing period has ended and in a specified timeframe when the conditions to Parent’s obligation to close the merger have been and remain satisfied or waived, the Company has irrevocably confirmed in writing to Parent and Merger Sub that it is prepared to and stands ready, willing and able to consummate the closing and that all of the conditions to the Company’s obligation to close the merger have been satisfied or irrevocably waived, Parent will be required to pay the Company a termination fee of $210,000,000.

•
Remedies; Specific Performance:

•
If the merger agreement is terminated, the termination fee and certain associated enforcement costs and reimbursement obligations in connection with the Company’s cooperation with the debt financing, if applicable, including the Company’s right to enforce the limited guarantee to receive such amounts from CD&R Fund X when due and payable, will be the sole and exclusive remedy of the party receiving the termination fee and its affiliates and representatives against the paying party and its affiliates and representatives (including, in the case of Parent and Merger Sub, the financing sources) pursuant to the merger agreement or the debt financing, subject to certain exceptions. In no event will either party be required to pay the termination fee on more than one occasion.

•
Prior to the termination of the merger agreement, each party is entitled to enforce specifically the terms and provisions of the merger agreement; however, the Company’s right to obtain specific performance of Parent’s and Merger Sub’s obligation to cause the equity financing to be funded and consummate the closing is subject to the requirements that: (1) the conditions to Parent’s obligation to close the merger have been and remain satisfied or waived (other than those conditions that by their nature are to be satisfied at the closing, but which are capable of being satisfied at the closing); (2) Parent has failed to consummate the closing in accordance with the merger agreement; (3) the debt financing has been funded or will be funded at the closing if the equity financing is funded at the closing; and (4) the Company has irrevocably confirmed in writing to Parent that if specific performance is granted and the debt financing is funded and the equity financing is funded, then the Company is ready to consummate the closing and will take such actions that are required of the Company by the merger agreement to cause the closing to occur.
For further discussion of the rights of the parties to terminate the merger agreement and the circumstances in which certain termination fees will be payable, see the section of this proxy statement entitled “The Merger Agreement — Termination.”
The Voting and Support Agreement (page 100)
On March 5, 2022, the CD&R Stockholders, who collectively own approximately 49% of the issued and outstanding shares of Company common stock, entered into a voting and support agreement with the Company and, solely for the purposes described therein, CD&R Fund X. Pursuant to the voting and support agreement, the CD&R Stockholders agreed to vote or cause to be voted any shares of Company common stock owned by them: (1) in favor of (a) the merger and the adoption of the merger agreement and (b) each of the other actions contemplated by the merger agreement or necessary or desirable in furtherance of the merger and the other transactions contemplated by the merger agreement; and (2) against any action or agreement that would reasonably be expected to result in any of the conditions to the consummation of the merger under the merger agreement not being fulfilled. In the event that the Special Committee or the Board has made a change of recommendation against the matters set forth in clause (1)(a) above that has not been rescinded or withdrawn, the CD&R Stockholders will be permitted to vote the shares of Company common stock owned by them in any manner they choose in their sole discretion.
Additionally, CD&R Fund X agreed that it would not engage in certain specified acquisitions if doing so would reasonably be expected to, among other things, prevent, materially delay or materially impair the obtaining of any authorizations or approvals of any governmental authority necessary to consummate the transactions contemplated by the merger agreement. Moreover, each of CD&R Fund X and the CD&R Stockholders agreed to certain notice, information and cooperation obligations in respect of any requests or proceedings by or before, and any filings made with, or substantive written materials submitted or substantive communications made to, any governmental authorities with respect to the transactions contemplated by the merger agreement, and to use reasonable best efforts to, among other things, provide reasonable assistance to Parent and Merger Sub in connection with obtaining any authorizations or approvals of any such governmental authority necessary to consummate the transactions contemplated by the merger agreement. The foregoing obligations do not require any CD&R Stockholder or CD&R Fund X to take any action with respect to any of their respective portfolio companies.
Parties to the Merger (page 103)
Cornerstone Building Brands, Inc., a Delaware corporation, is the largest manufacturer of exterior building products in North America. The Company serves residential and commercial customers across the new construction and repair and remodel markets. More information about the Company is available at www.cornerstonebuildingbrands.com. Company common stock is listed on the NYSE under the symbol “CNR.” For more information about the Company, see the section of this proxy statement entitled “Parties to the Merger — The Company.”
Parent.   Parent was formed on February 22, 2022 as a direct, wholly owned subsidiary of Holdings, solely for the purpose of completing the merger and has conducted no business activities other than those related to the structuring and negotiation of the merger and arranging financing therefor. For more information about Parent, see the section of this proxy statement entitled “Parties to the Merger — Parent.”
Merger Sub.   Merger Sub was formed on February 22, 2022 as a direct, wholly owned subsidiary of Parent, solely for the purpose of completing the merger and has conducted no business activities other than those related to the structuring and negotiation of the merger and arranging financing therefor. For more information about Merger Sub, see the section of this proxy statement entitled “Parties to the Merger — Merger Sub.”

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER
The following questions and answers are intended to address briefly some commonly asked questions regarding the merger, the merger agreement and the special meeting. These questions and answers may not address all questions that may be important to you as a stockholder of the Company. Please refer to the section of this proxy statement entitled “Summary Term Sheet” and the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to or incorporated by reference in this proxy statement, all of which you should read carefully. See the section of this proxy statement entitled “Where You Can Find More Information.”
Q.
Why am I receiving this document?

A.
The Company is soliciting proxies for the special meeting. You are receiving this proxy statement because you own shares of Company common stock. The Company is holding the special meeting so that its stockholders may vote on the Merger Agreement Proposal, the proposal to adjourn the special meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the Merger Agreement Proposal, which we refer to as the “Adjournment Proposal,” and the nonbinding, advisory proposal regarding certain compensation arrangements for the Company’s named executive officers in connection with the merger, which we refer to as the “Merger-Related Compensation Proposal.” The approval of this proposal by our stockholders is a condition to the consummation of the merger. See the section of this proxy statement entitled “Conditions to the Closing of the Merger.” This proxy statement contains important information about the merger and the special meeting, and you should read it carefully. The enclosed proxy card allows you to vote your shares of Company common stock without attending the special meeting virtually.

Your vote is extremely important, and we encourage you to submit your proxy as soon as possible.   For more information on how to vote your shares of Company common stock, please see the section of this proxy statement entitled “The Special Meeting.”
Q.
When and where is the special meeting, and who may attend?

A.
The special meeting will be conducted solely online via live webcast starting at [      ] Eastern Time on [      ], 2022. The Company’s stockholders will be able to join and ask questions of, and engage in dialogue with, members of the Board, the Special Committee and senior management during the meeting. You will need to have the control number included on your proxy card or voting instruction form to vote at the Company’s special meeting. Because there is no physical location for the special meeting and the special meeting will be a virtual meeting conducted solely online via live webcast, stockholders will not be able to attend the meeting in person. To be admitted to the special meeting’s live webcast, you must register in advance at [      ] prior to the registration deadline of [      ] Eastern Time on [      ], 2022. As part of the registration process, you must enter the control number provided in your proxy card, voting instruction form, or other communication you received. After completion of your registration, further instructions, including a link to access the special meeting, will be emailed to you. Please note that you are not permitted to record the special meeting.

Q.
Who can vote at the special meeting?

A.
All Company stockholders of record as of the close of business on [           ], 2022, the record date for the special meeting, are entitled to receive notice of, and to vote at, the special meeting, or any adjournment or postponement thereof.

Q.
What is the difference between being a “stockholder of record” and a “beneficial owner” of shares of Company common stock held in “street name”?

A.
If, on the record date, your shares of Company common stock are registered directly in your name with the Company’s transfer agent, Computershare Trust Company, N.A., you are considered, with respect to those shares, the stockholder of record.

If your shares of Company common stock are held by a bank, broker or other nominee, you are considered the beneficial owner of shares held in “street name.”
Q.
What is a quorum?

A.
The presence virtually or by proxy of the holders of a majority of the voting power of the shares of Company common stock entitled to vote at the special meeting is necessary to constitute a quorum at the special meeting. If you submit a properly executed proxy card, even if you vote “AGAINST” the proposal or vote to “ABSTAIN” in respect of the proposal, your shares of common stock will be counted for purposes of calculating whether a quorum is present.

If a quorum is not present at the special meeting, under the Company’s bylaws, the person presiding at the special meeting, or the stockholders entitled to vote at the special meeting present virtually or represented by proxy, will have the power to adjourn the special meeting until a quorum is present or represented.
As of the close of business on the record date, there were [       ] shares of Company common stock outstanding.
Q.
How many votes do I have?

A.
You are entitled to one vote on each of the proposals for each share of Company common stock that you owned as of the close of business on [           ], 2022, which is the record date. As of the close of business on the record date, there were [       ] shares of Company common stock outstanding.

Q.
How will CD&R vote the shares of Company common stock it holds?

A.
Pursuant to the voting and support agreement, the CD&R Stockholders, who collectively own approximately 49% of the issued and outstanding shares of Company common stock, agreed to vote or cause to be voted any shares of Company common stock owned by them in favor of the merger and the adoption of the merger agreement, each of the other actions contemplated by the merger agreement or necessary or desirable in furtherance of the merger and the other transactions contemplated by the merger agreement and the adjournment of any meeting of the Company’s stockholders in accordance with the merger agreement and against any action or agreement that would reasonably be expected to result in any of the conditions to the consummation of the merger under the merger agreement not being fulfilled. For more information, see the section of this proxy statement entitled “Voting and Support Agreement.”

Q.
Why are the Company’s stockholders being asked to cast a nonbinding, advisory vote to approve certain compensation arrangements for the Company’s named executive officers under existing agreements with the Company in connection with the merger?

A.
SEC rules require the Company to seek approval on a nonbinding, advisory basis with respect to certain compensation arrangements for the Company’s named executive officers in connection with the merger. Approval of the Merger-Related Compensation Proposal is not required to consummate the merger.

Q.
How does the Board recommend that I vote?

A.
The Board recommends that you vote:

•
“FOR” the Merger Agreement Proposal;

•
“FOR” the Adjournment Proposal; and

•
“FOR” the Merger-Related Compensation Proposal.

You should read the section of this proxy statement entitled “Special Factors — Reasons for the Merger; Recommendation of the Board; Fairness of the Merger” for a discussion of the factors that the

Board considered in deciding to recommend the approval of the merger agreement. See also the section of this proxy statement entitled “Special Factors — Interests of Executive Officers and Directors of the Company in the Merger.”
Q.
How do I vote?

A.
If you are a stockholder of record as of the record date, you may vote your shares of Company common stock on matters presented at the special meeting in any of the following ways:

•
visit the website shown on your proxy card to submit your proxy via the Internet;

•
call the toll-free number for telephone proxy submission shown on your proxy card;

•
complete, sign, date and return the enclosed proxy card in the enclosed postage-paid reply envelope; or

•
appear virtually at the special meeting and vote electronically.

If you are a beneficial owner of the shares of Company common stock as of the record date, you will receive instructions from your bank, broker or other nominee that describe the procedures for voting your shares of Company common stock at the special meeting. You should follow the instructions provided by your bank, broker or other nominee to vote your shares of Company common stock at the special meeting. In order to attend and vote at the special meeting via the special meeting website, you will need to obtain a “legal proxy” from your bank, broker or other nominee.
The control number located on your proxy card is designed to verify your identity and allows you to vote your shares of Company common stock and to confirm that your voting instructions have been properly recorded when submitting a proxy through the Internet or by telephone.
Q.
What is the deadline for voting my shares of Company common stock?

A.
If you are a stockholder of record as of the record date and choose to vote your shares of Company common stock through the Internet or by telephone, your proxy must be received through the Internet or by telephone by 11:59 p.m. Eastern Time on [      ], 2022, the day before the special meeting, for your shares of Company common stock to be voted at the special meeting. If you choose to submit your proxy by mailing a proxy card, your proxy card must be completed, signed, dated and returned in the enclosed postage-paid reply envelope or otherwise filed with our Corporate Secretary no later than 11:59 p.m. Eastern Time on [      ], 2022, the day before the special meeting. You may also attend the special meeting virtually. If you are a beneficial owner, please review the voting instructions provided by your bank, broker or other nominee for information on the deadline for voting your shares.

Q.
What is a proxy?

A.
A proxy is your legal designation of another person to vote your shares of Company common stock. This written document describing the matters to be considered and voted on at the special meeting is called a “proxy statement.” The document used to designate a proxy to vote your shares of Company common stock is called a “proxy card.”

Q.
If I am a stockholder of record, what happens if I do not vote or submit a proxy card?

A.
If you fail to vote, either virtually at the special meeting or by proxy, your shares of Company common stock will not be voted at the special meeting and will not be counted for purposes of determining whether a quorum exists.

Additionally, your failure to vote will have (1) the effect of counting as a vote “AGAINST” the Merger Agreement Proposal with respect to the approval thresholds requiring the affirmative vote of (a) the majority of the outstanding shares and (b) the majority of the unaffiliated shares, in each case assuming a quorum is present, and (2) no effect on the Adjournment Proposal or the Merger-Related Compensation Proposal.

Q.
If my shares of Company common stock are held in “street name” by my bank, broker or other nominee, will my bank, broker or other nominee vote my shares of Company common stock for me?

A.
If your common stock is held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of your common stock with instructions on how to vote your shares.

Your bank, broker or other nominee will only be permitted to vote your shares of Company common stock if you instruct your bank, broker or other nominee as to how to vote. You should follow the procedures provided by your bank, broker or other nominee regarding the voting of your shares of Company common stock. Under the rules of the NYSE, a bank, broker or other nominee does not have discretionary authority to vote on “non-routine” matters without specific instructions from its customers and all of the matters to be considered at the special meeting are “non-routine” for this purpose. When a bank, broker or other nominee refrains from voting your shares on a particular proposal because the bank, broker or other nominee has not received your instructions and has discretionary authority to vote on the “routine” matters to be considered, it is called a “broker non-vote.” Because there are no routine matters to be considered at the special meeting, there should not be any broker non-votes.
A failure to provide instructions to your bank, broker or other nominee with respect to any of the proposals will have (1) the effect of a vote “AGAINST” the Merger Agreement Proposal with respect to the approval thresholds requiring the affirmative vote of (a) the majority of the outstanding shares and (b) the majority of the unaffiliated shares, assuming a quorum is present, and (2) no effect on the Adjournment Proposal or the Merger-Related Compensation Proposal. In such instance, your shares will not be counted towards determining whether a quorum is present.
If you instruct your bank, broker or other nominee how to vote on at least one, but not all of the proposals to be considered at the special meeting, your shares of Company common stock will be voted according to your instructions on those proposals for which you have provided instructions and will be counted as present for purposes of determining whether a quorum is present at the special meeting.
Q.
If a stockholder gives a proxy, how are the shares of Company common stock voted?

A.
Regardless of the method you choose to submit a proxy, the individuals named on the enclosed proxy card will vote your shares of Company common stock as you instruct. When completing the Internet or telephone processes or the proxy card, you may specify whether your shares of Company common stock should be voted “FOR” or “AGAINST,” or to “ABSTAIN” from voting on, all, some or none of the specific items of business to come before the special meeting.

If you properly sign your proxy card but do not mark the boxes indicating how your shares of Company common stock should be voted on any particular matter, the shares of Company common stock represented by your properly signed proxy will be voted as recommended by the Board, which means your shares of Company common stock will be voted “FOR” the Merger Agreement Proposal, “FOR” the Adjournment Proposal and “FOR” the Merger-Related Compensation Proposal.
Q.
Can I change or revoke my vote?

A.
Yes. You have the right to revoke a proxy, whether delivered over the Internet, by telephone or by mail, at any time before it is exercised by:

•
submitting another proxy, including a proxy card, at a later date through any of the methods available to you;

•
giving written notice of revocation to the Company’s Corporate Secretary, which must be filed with the Company’s Corporate Secretary before the special meeting begins; or

•
attending the special meeting virtually and voting.

If your shares of Company common stock are held in “street name” by your bank, broker or other nominee, please refer to the information forwarded by your bank, broker or other nominee for procedures on revoking your proxy.

Only your last submitted proxy will be considered. Please vote “FOR” each of the proposals, following the instructions in your proxy card or voting instructions form provided by your bank, broker or other nominee, as promptly as possible.
Q.
What do I do if I receive more than one proxy or set of voting instructions?

A.
If you hold shares of Company common stock in “street name,” or through more than one bank, broker or other nominee, and also directly as a record holder or otherwise, you may receive more than one proxy or set of voting instructions relating to the special meeting. These should each be executed and returned separately in accordance with the instructions provided in this proxy statement to ensure that all of your shares of Company common stock are voted.

Q.
What happens if I sell my shares of Company common stock before the special meeting?

A.
The record date for the special meeting is earlier than the date of the special meeting and the date the merger is expected to be completed. If you sell or transfer your shares of Company common stock after the record date but before the special meeting, unless you provide the person to whom you sell or otherwise transfer your shares with a proxy, you will retain your right to vote at the special meeting. Even if you sell or otherwise transfer your shares of Company common stock after the record date, we encourage you to sign, date and return the enclosed proxy card in the enclosed postage-paid reply envelope or grant your proxy electronically over the Internet or by telephone (using the instructions provided in the enclosed proxy card).

Unless special arrangements are made between you and the person to whom you sell or otherwise transfer your shares and each of you notifies the Company in writing of such special arrangements, you will have transferred the right to receive the merger consideration, if the merger is completed, to the person to whom you sell or transfer your shares.
Q.
Am I entitled to rights of appraisal under the DGCL?

A.
If the merger is completed, stockholders who do not vote in favor of the adoption of the merger agreement and who properly demand appraisal of their shares will be entitled to appraisal rights in connection with the merger under Section 262 of the DGCL. This means that holders of shares of Company common stock are entitled to have their shares appraised by the Delaware Court of Chancery and to receive payment in cash for the “fair value” of their shares of Company common stock, exclusive of any elements of value arising from the accomplishment or expectation of the merger, together with interest on the amount determined to be fair value, if any, as determined by the court. Stockholders of the Company who wish to seek appraisal of their shares are in any case encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights due to the complexity of the appraisal process. The DGCL requirements for exercising appraisal rights are described in additional detail in this proxy statement, and the relevant section of the DGCL regarding appraisal rights is reproduced in Annex C to this proxy statement. See the section of this proxy statement entitled “Special Factors — Appraisal Rights.”

Q.
Who will solicit and pay the cost of soliciting proxies?

A.
The Company has engaged MacKenzie Partners, Inc. (“MacKenzie”) to assist in the solicitation of proxies for the special meeting. The Company has agreed to pay MacKenzie a fee of $30,000, and to reimburse MacKenzie for reasonable out-of-pocket expenses. The Company will indemnify MacKenzie and its affiliates against certain claims, liabilities, losses, damages, expenses and/or judgments. The Company also will reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of the shares of Company common stock for their expenses in forwarding solicitation materials to beneficial owners of our shares of Company common stock and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, by email, through the Internet or virtually. They will not be paid any additional amounts for soliciting proxies.

Q.
What do I need to do now?

A.
You should carefully read and consider this entire proxy statement and the annexes to this proxy statement, including the merger agreement, along with all of the documents that referred to in this proxy statement, as they contain important information about, among other things, the merger and how it affects you. Even if you plan to attend the special meeting virtually, after carefully reading and considering the information contained in this proxy statement, please sign, date and return, as promptly as possible, the enclosed proxy card in the enclosed postage-paid reply envelope, or grant your proxy electronically over the Internet or by telephone (using the instructions provided in the enclosed proxy card) to ensure that your shares of Company common stock are represented and can be voted at the special meeting, unless you wish to seek appraisal. If you hold your shares in “street name,” please refer to the instructions provided by your bank, broker or other nominee to see which of the above choices are available to you.

Q.
Should I send in my evidence of ownership now?

A.
No. You should not return your stock certificates or send in other documents evidencing ownership of shares of Company common stock with the proxy card. If the merger is consummated, the paying agent will send each holder of record of shares of Company common stock as of immediately prior to the effective time a letter of transmittal and instructions that explain how to exchange shares of Company common stock for merger consideration. If you are a beneficial owner of shares of Company common stock held in “street name,” you may receive instructions from your bank, broker or other nominee as to what action, if any, you need to take to effect the surrender of your shares.

Q.
What is householding and how does it affect me?

A.
The Company is sending only one copy of this proxy statement to stockholders who share the same last name and address, unless they have notified the Company that they want to continue receiving multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs.

If you received a household mailing and you would like to have additional copies of this proxy statement mailed to you or you would like to opt out of this practice for future mailings, we will promptly deliver such additional copies to you if you submit your request to the Company’s Investor Relations in writing at 5020 Weston Parkway, Suite 400, Cary, North Carolina 27513, or call us at (866) 419-0042. You may also contact us in the same manner if you received multiple copies of this proxy statement and would prefer to receive a single copy of future mailings.
Q.
Where can I find the voting results of the special meeting?

A.
The Company will publish final voting results from the special meeting in a Current Report on Form 8-K to be filed with the SEC following the special meeting. For more information, please see the section of this proxy statement entitled “Where You Can Find More Information.”

Q.
Who can help answer my other questions?

A.
If you have additional questions about the merger, need assistance in submitting your proxy or voting your shares of Company common stock, or need additional copies of the proxy statement or the enclosed proxy card, please contact:

MacKenzie Partners, Inc.
1407 Broadway, 27th Floor
New York, NY 10018
(800) 322-2885 (toll free)
(212) 929-5500 (call collect)
Email: proxy@mackenziepartners.com

SPECIAL FACTORS
This discussion of the merger is qualified by reference to the merger agreement, which is attached to this proxy statement as Annex A. You should read the entire merger agreement carefully because it is the legal document that governs the merger.
We are asking our stockholders to vote on the adoption of the merger agreement. If the merger is completed, the holders of the shares of common stock will have the right to receive the merger consideration.
Background of the Merger
The CD&R Stockholders have maintained a significant equity ownership interest in the Company since 2009, and, since the completion of the merger of the Company with Ply Gem Holdings in 2018 (the “Ply Gem Transaction”), the CD&R Stockholders have owned approximately 62 million shares of Company common stock (representing approximately 49% of the outstanding shares of Company common stock as of March 5, 2022), and have been party to a stockholders agreement containing a number of provisions governing the relationship between the Company and the CD&R Stockholders. Among other things, the stockholders agreement contains standstill provisions prohibiting the CD&R Stockholders and their affiliates from increasing their ownership interest and making an acquisition proposal to the Company without Board approval, provides the CD&R Stockholders with minority representation on the Board, which representation may not exceed one less than the number of independent directors, and subjects the CD&R Stockholders to certain voting and transfer restrictions and limitations. Four directors affiliated with CD&R (John Krenicki, Timothy O’Brien, Nathan K. Sleeper and Jonathan L. Zrebiec) currently serve on the Board.
From time to time, CD&R has considered alternatives for its investment in the Company, including the possibility of increasing its investment to a control position or acquiring all of the outstanding shares of Company common stock not then-owned by the CD&R Stockholders. In the summer of 2019, CD&R communicated to director George L. Ball, an independent director who had served as chairman of the special committee of independent directors formed in 2018 to evaluate the Ply Gem Transaction, CD&R’s potential interest in exploring a transaction in which CD&R would acquire all of the outstanding shares of Company common stock not then-owned by the CD&R Stockholders.  In response to this communication, the Board formed a special committee consisting of five directors, selected solely from among the Company’s independent directors who were not affiliated with CD&R, to review and evaluate any proposal from CD&R. CD&R preliminarily indicated that, if invited by the special committee, CD&R would be prepared to consider exploring a potential transaction at a premium to the then-current trading price of Company common stock that would have implied a valuation of less than $10.00 per share. However, the special committee that had been formed at that time determined that CD&R’s expression of interest was not at an attractive valuation level, and explorations were terminated.
On September 16, 2021, Mr. Sleeper, acting in his capacity as a representative of CD&R, contacted Mr. Ball to inform Mr. Ball of CD&R’s potential interest in determining the Board’s receptivity to, and interest in, the possibility of exploring a potential transaction in which CD&R would acquire all of the outstanding shares of Company common stock not already owned by the CD&R Stockholders. Mr. Sleeper did not discuss or make any indication concerning valuation or price. Messrs. Sleeper and Ball agreed that CD&R’s potential interest should be communicated to the Board, and that any evaluation should be conducted by a fully empowered special committee of independent directors who are independent of CD&R and its affiliates. They also discussed that, in light of the standstill restrictions under the Company’s stockholders agreement, a limited waiver of the standstill restrictions would be required before CD&R would be permitted to make a formal proposal, and thus CD&R would not make a formal proposal unless and until invited to do so by a special committee of independent directors. Later that day, Mr. Ball contacted Wachtell, Lipton, Rosen & Katz (which we refer to as “Wachtell Lipton”), independent outside counsel that does not represent CD&R or its affiliated investment funds, to discuss appropriate next steps. Wachtell Lipton served as independent counsel to the independent directors, or to independent special committees of the Board formed on several occasions in the past, in connection with actual or potential transactions between the Company and CD&R, including in 2019, 2018, 2012 and 2009.
On September 21, 2021, the Board met, together with members of the Company’s senior management and a representative of Wachtell Lipton. At this meeting, Wachtell Lipton reviewed process, governance and fiduciary duty considerations in connection with a potential transaction between the Company and CD&R. At the request of the other directors, Mr. Sleeper discussed with the Board the reasons for CD&R’s potential interest in exploring a transaction in which CD&R would acquire all of the outstanding shares of the Company not already owned by the CD&R Stockholders, and stated that CD&R would only proceed pursuant to a process appropriate for a transaction between a public company and a significant stockholder, including that CD&R would only proceed if invited to do so by a special committee of independent directors. Mr. Sleeper did not discuss or make any indication concerning valuation or price. Following the departure from the meeting of Messrs. Krenicki, O’Brien, Sleeper and Zrebiec (whom we refer to as the “Recused Directors”), the remaining members of the Board discussed process and timing considerations as well as the potential opportunities and risks associated with a potential transaction with CD&R. The Board, excluding the Recused Directors, determined to form a special committee consisting of five directors, selected solely from among the Company’s independent directors who were not, and continue not to be, affiliated with CD&R and its affiliates (which we refer to as the “Special Committee”), to review, evaluate and make a recommendation to the Board as to whether the Company should further explore a potential transaction with CD&R, and should a proposal be invited and made, to develop, assess and negotiate the terms of the proposed transaction and make a recommendation to the Board as to whether the Company should engage in the proposed transaction. Because the Board resolved not to approve any potential transaction with CD&R unless first recommended by the Special Committee, the Special Committee had the power to veto any such transaction with CD&R. The Board, excluding the Recused Directors, appointed directors George L. Ball, Gary L. Forbes, John J. Holland, William E. Jackson and Judith Reinsdorf to serve on the Special Committee, with Mr. Ball later selected by the Special Committee to serve as chairman. From and after the formation of the Special Committee, the Recused Directors were recused from all future Board discussions concerning any actual or potential transaction with CD&R.
Later on September 21, 2021, the Special Committee met, together with members of the Company’s senior management and representatives of Wachtell Lipton, to confirm the engagement of Wachtell Lipton as legal advisor to the Special Committee, review legal and procedural matters, and commence a process for interviewing potential independent financial advisors.
On September 24, 2021, representatives of Wachtell Lipton spoke by telephone with representatives of Kirkland & Ellis LLP (which we refer to as “Kirkland & Ellis”), legal counsel to CD&R. During this conversation, the Kirkland & Ellis representatives communicated, on behalf of CD&R, that any transaction proposed by CD&R would be conditioned upon approval by a fully empowered Special Committee of independent, non-management directors that are independent of CD&R and its affiliates and conditioned upon the approval of the holders of a majority of the shares of Company common stock that are not owned by the CD&R Stockholders or any of their affiliates, which conditions would be non-waivable. The Kirkland & Ellis representatives also communicated that CD&R was not interested in selling or reducing its investment in the Company and would not vote to approve any alternative transaction that would result in any such sale or reduction.
On October 4, 2021, the Special Committee met, together with representatives of Wachtell Lipton, to, among other things, confirm its intention to engage Centerview Partners LLC (which we refer to as “Centerview”) as independent financial advisor to the Special Committee, and authorize management to engage with and provide limited, specified financial information to CD&R. The Special Committee selected Centerview based on Centerview’s reputation, experience both in the industry and with transactions of a similar nature to the potential transaction with CD&R, and independence. In this regard, Centerview conveyed verbally, later confirmed in writing, that Centerview had not been engaged by, and had not received fees from, CD&R or its portfolio companies at least since January 1, 2018, and had no current engagement with any of them. The Special Committee instructed Centerview to conduct a preliminary financial analysis in order to enable the Special Committee to be prepared to evaluate any proposal or indication of value from CD&R and to assist the Special Committee in assessing the desirability of engaging in such a transaction.
On October 25, 2021, the Special Committee met, together with members of the Company’s senior management and representatives of Centerview and Wachtell Lipton. Members of the Company’s senior management reviewed and discussed the Company’s strategic positioning and management’s plans for the Company as a standalone public company, and made an initial presentation of preliminary five-year projections of future performance under three scenarios (a base case, an upside case and a downside case)

that management had begun to prepare to assist the Special Committee in its evaluation of a potential transaction but which had not previously been presented to or reviewed or adopted by the Special Committee or the Board. Neither the base case nor the upside case case assumed any recession at any point during the five-year projection period. Centerview made a presentation concerning a potential transaction with CD&R, including preliminary financial analyses of the Company on a standalone basis and in the context of a transaction. During this meeting, the Special Committee and its advisors discussed and reviewed the Company’s strategic and competitive positioning, management’s preliminary projections of future performance and the assumptions upon which such projections were based, preliminary valuation considerations, potential reactions to a proposal or indication of value from CD&R at various prices and the Company’s strategic alternatives to continuing as a standalone public company or engaging in a transaction with CD&R, including the likelihood or unlikelihood of other parties being willing and able to engage in a stockholder-value-maximizing strategic transaction with the Company, in particular, in light of CD&R’s statement that it was not interested in pursuing any potential alternative transaction that would result in a sale or reduction of its stake in the Company. Although the Special Committee observed a number of reasons to be optimistic about the Company’s future financial performance, the Special Committee noted that neither the Company’s performance nor strategic or financial actions have translated into meaningful share price gains in recent years, and in particular that despite these actions, the Company’s share price has, for more than 10 years (other than for a brief period in 2018 prior to the announcement of the Ply Gem Transaction), been unable to reach or exceed $20.00 per share. The Special Committee further noted that the Company’s share price underperformance appeared to be due, in part, to its limited public float due to CD&R’s approximate 49% ownership and that, in light of CD&R’s indication to date that it does not intend to be a seller of shares of Company common stock, the limited public float is likely to continue to impact the Company’s share price and trading multiple for the foreseeable future. Following discussion, the Special Committee was of the view that a transaction with CD&R could, depending on valuation, be attractive to the Company and its unaffiliated stockholders, and, without committing to any particular course of action, concluded that the Special Committee would be interested in learning more from CD&R in order to determine whether a transaction at an attractive valuation might be possible. The Special Committee authorized Centerview and management to provide CD&R with a financial update and information about management’s operating, financial and strategic plans, including preliminary base case and upside case projections prepared by management, that could have a positive impact on CD&R’s valuation of the Company.
On November 2, 2021, at the request of the Special Committee, members of the Company’s senior management and representatives of Centerview met by teleconference with representatives of CD&R to provide CD&R with a financial update and information about management’s operating, financial and strategic plans, including preliminary base case and upside case projections.
On November 5, 2021, the Special Committee met, together with representatives of Centerview and Wachtell Lipton, to receive an update on the November 2 meeting with CD&R. Following discussion, the Special Committee directed Centerview to communicate to CD&R that the Special Committee would be open to hearing an indication of value from CD&R, should CD&R remain interested, though there could be no assurances that the Special Committee would ultimately determine to recommend that the Company continue discussions or engage in a transaction. Later that day, Centerview made this communication to representatives of CD&R.
On November 12, 2021, Messrs. Sleeper and Zrebiec spoke by telephone with representatives of Centerview to communicate that, if invited by the Special Committee, CD&R would be prepared to consider exploring a potential transaction at an indicative valuation of $22.00 per share of Company common stock. During this conversation, Messrs. Sleeper and Zrebiec reiterated that CD&R was not interested in selling or reducing its investment in the Company. In addition, CD&R requested permission to begin to engage with up to two potential sources of debt financing, noting that such engagement would provide greater certainty as to CD&R’s ability to finance any potential transaction.
On November 15, 2021, the Special Committee met, together with representatives of Centerview and Wachtell Lipton, to discuss the indicative value communicated by CD&R on November 12. Following discussion, the Special Committee determined to continue to engage with CD&R to seek a higher valuation and to permit CD&R to engage with up to two potential sources of debt financing.

On November 16, 2021, representatives of Centerview spoke with Messrs. Sleeper and Zrebiec to communicate that the Special Committee was seeking a higher valuation and to convey that CD&R may engage with up to two potential sources of debt financing.
On November 22, 2021, Messrs. Sleeper and Zrebiec spoke by telephone with representatives of Centerview to communicate that, if invited by the Special Committee, CD&R would be prepared to consider exploring a potential transaction at an indicative valuation of $23.00 per share of Company common stock. Messrs. Sleeper and Zrebiec noted that the increased indicative valuation was informed by discussions between CD&R and two potential sources of debt financing, and that CD&R believed it would have limited room to increase the indicative valuation above $23.00 per share.
On November 23, 2021, the Special Committee met, together with representatives of Centerview and Wachtell Lipton, to discuss the indicative valuation communicated by CD&R on November 22 and to review a preliminary financial analysis from Centerview based on preliminary five-year projections under three scenarios (a base case, an upside case and a downside case) that management had been continuing to prepare in order to assist the Special Committee in its evaluation of a potential transaction. The preliminary projections were substantially similar to the projections presented on October 25, other than adjustments to cash on hand to reflect the anticipated receipt of the proceeds from the settlement of litigation. It was noted that neither the base case nor the upside case assumed any recession at any point during the five-year projection period. Following discussion, including concerning the assumptions underlying each of the cases, the Special Committee determined to instruct management to prepare and present to the Special Committee a single, risk-adjusted case taking into account, among other things, the Company’s recent and current performance and management’s most updated view of the Company’s prospects and the execution and other risks associated with achieving targeted results. The Special Committee requested that management consider the appropriateness of including an assumption regarding the possibility of a recession during the five-year projection period. Following discussion, the Special Committee instructed Centerview to convey to CD&R that the Special Committee believed $23.00 per share to be insufficient, but that the Special Committee would be willing to continue to engage with, and provide information to, CD&R in order to determine whether CD&R might be prepared to increase its indicative valuation.
On December 2, 2021, CD&R sent an email to Centerview to request specific information and meetings with management and business unit leaders to facilitate its due diligence review and valuation efforts.
On December 3, 2021, the Special Committee met, together with members of the Company’s senior management and representatives of Centerview and Wachtell Lipton, to discuss CD&R’s requests and to receive a presentation from the Company’s senior management concerning management’s plans and projections for the Company for the five-year period of fiscal year 2022 through fiscal year 2026. Members of the Company’s senior management presented the five-year projections (the “December 3 Projections”), and explained the assumptions and judgments made in the preparation of the December 3 Projections, including the assumption of a recession affecting both the Company’s residential and commercial businesses during the projections period, which had not been present in prior iterations of base case projections, and other considerations taken into account at the instruction of the Special Committee at the Special Committee’s November 23 meeting. Following discussion, the Special Committee authorized Centerview and the Company’s senior management to facilitate the requested meetings with management and business unit leaders in order to encourage CD&R to increase its indicative valuation.
On December 14, 2021, the Special Committee met, together with representatives of Centerview and Wachtell Lipton, to further discuss the indicative valuation communicated by CD&R on November 22 and to review a preliminary financial analysis from Centerview.
On December 16, 2021, CD&R conducted a financial- and business due diligence conference call with members of the Company’s management and its business unit leaders.
On December 20, 2021, the Special Committee met, together with members of the Company’s senior management and representatives of Centerview and Wachtell Lipton, to receive an update on the December 16, 2021 due diligence conference call, to discuss CD&R’s requests for further information and to engage in further discussion with senior management concerning potential risks to the achievability of the

December 3 Projections, including, within the Company’s windows business unit, the Company’s ability to maintain volume/pricing and achieve operational improvements and, within the Company’s commercial business unit, the Company’s ability to achieve management’s assumed steel price spreads. Following discussion, the Special Committee authorized Centerview and management to provide CD&R with additional diligence information requested by CD&R which was shared later that day.
On December 22, 2021, Messrs. Sleeper and Zrebiec spoke by telephone with representatives of Centerview to communicate that, if invited by the Special Committee, CD&R would be prepared to consider exploring a potential transaction at an indicative valuation of $23.50 per share of Company common stock. During this call, Messrs. Sleeper and Zrebiec indicated that CD&R was having difficulty seeing additional value above $23.50 per share, particularly after accounting for execution risk inherent in the Company’s standalone plans, the risk of economic downturn or recession, and potential volatility in financing markets.
On December 23, 2021, the Special Committee met, together with representatives of Centerview and Wachtell Lipton, to discuss the indicative value communicated by CD&R on December 22.
On January 3, 2022, members of the Company’s senior management notified Mr. Ball and Wachtell Lipton that management had made a revision to management’s forecast for fiscal year 2022 which in turn resulted in a revision to the December 3 Projections. Later on January 3, 2022, the Special Committee met, together with members of the Company’s senior management and representatives of Centerview and Wachtell Lipton, to receive a presentation from management concerning these revisions. Members of senior management explained that they had prepared a revised plan for fiscal year 2022 after considering, in their best judgment, the probable impact of the current market environment on Cornerstone’s business, with particular focus on the ability of Cornerstone to achieve operational improvements in its windows business unit and the likelihood of maintaining favorable steel pricing. In this regard, management noted that third party forecasts for 2022 steel prices had declined significantly relative to third party forecasts made in the Fall of 2021 when the December 3 Projections were being developed. The revised five-year projections based on the revised plan for fiscal year 2022 are referred to as the “January 3 Projections.” Subsequently, Centerview informed the Special Committee that management had conveyed that the revisions made to the fiscal year 2022 plan were in line with historical revisions made to the Company’s annual operating plan on the basis of new information, which were typically made multiple times each year in light of the often-volatile business environment in which the Company operates. Following discussion, the Special Committee requested Centerview to prepare additional financial analyses based on both the December 3 Projections and on the January 3 Projections.
On January 7, 2022, the Special Committee met, together with representatives of Centerview and Wachtell Lipton, to review a preliminary financial analysis from Centerview concerning the indicative $23.50 per share valuation communicated by CD&R. Following discussion, the Special Committee instructed Centerview to convey to CD&R that the Special Committee believed $23.50 per share to be insufficient, but that the Special Committee would be willing to continue to engage with, and provide information to, CD&R in order to determine whether CD&R might be prepared to increase its indicative valuation. The Special Committee authorized Centerview to update CD&R on management’s plan for fiscal year 2022 and, believing that CD&R was unlikely to indicate a value significantly above $24.00 per share absent guidance from the Special Committee, to convey that Centerview believed that the Special Committee would not be willing to recommend a transaction at or below $24.00 per share but that Centerview viewed $25.00 per share as a price that the Special Committee would likely be willing to recommend a transaction.
On January 10, 2022, representatives of Centerview spoke with Messrs. Sleeper and Zrebiec to communicate the Special Committee’s response to CD&R’s most recent indication of value. During these conversations, Centerview communicated its view that the Special Committee would likely be willing to recommend a transaction at $25.00 per share or above and almost certainly would not be willing to recommend a transaction at $24.00 per share or below, and suggested that Centerview’s expectation of a positive response from the Special Committee was significantly higher at values closer to $25.00 per share than to $24.00 per share. During a conversation with representatives of Centerview on January 11, 2022, Messrs. Sleeper and Zrebiec indicated that CD&R could likely get to a value in the middle of the range between $24.00 and $25.00 per share. The Centerview representatives responded that CD&R should put its best foot forward, and that the Special Committee would carefully evaluate any proposal made by CD&R, though there could be no assurance that the Special Committee would approve of any particular valuation.
On January 12, 2022, a representative of Kirkland & Ellis contacted a representative of Wachtell Lipton to convey that CD&R believed it would likely be able to provide an indication of value that would be acceptable to the Special Committee, but that CD&R required two to three weeks of further due diligence and internal analysis and, potentially, further engagement with potential sources of debt financing before it would be prepared to make a proposal. During this conversation, the Kirkland & Ellis representative reaffirmed that CD&R would not make a proposal unless invited to do so by the Special Committee and then only subject to an appropriate waiver of the standstill provisions of the stockholders agreement that would otherwise prohibit CD&R from making a proposal.
On January 13, 2022, the Special Committee met, together with representatives of Centerview and Wachtell Lipton, to discuss the interactions with CD&R and its representatives that had occurred over the preceding week. Following discussion, the Special Committee determined to grant CD&R’s request for an additional two to three weeks for further due diligence and internal analysis and, should CD&R elect, to permit CD&R to engage with additional sources of debt financing. Representatives of Centerview and Wachtell Lipton subsequently conveyed the Special Committee’s determination to representatives of CD&R and Kirkland & Ellis, respectively.
On January 13, 2022, CD&R provided a proposed diligence work plan and information request list. From January 13, 2022 through February 6, 2022, CD&R continued to engage in due diligence, including, beginning on January 19, 2022, access to a virtual data room containing legal and financial information concerning the Company, as well as holding various diligence calls with management and CD&R and its advisors.
In late January 2022 and early February 2022, management made four adjustments to the January 3 Projections to reflect (1) the additional pro forma contributions to revenue, free cash flow and other financial metrics from Union Corrugated Company Holdings (which we refer to as “UCC”), which had been acquired by the Company at the end of fiscal year 2021, (2) actual rather than estimated balance sheet figures as of December 31, 2021, (3) management’s updated estimate of net working capital over the projection period, and (4) management’s updated estimate of amortization charges over the projection period. These adjustments together resulted in an upward revision to management’s January 3 Projections, which revision we refer to as the “February 3 Projections.” The acquisition of UCC had not been reflected in the January 3 Projections in order to preserve comparability to the December 3 Projections, which were prepared prior to the completion of the acquisition. At the direction of Mr. Ball after consultation with other members of the Special Committee and with Centerview, in order to encourage CD&R to increase its indicative valuation, Centerview provided preliminary versions of the February 3 Projections to CD&R on January 28, 2022 (reflecting only the first two adjustments referred to above, both of which resulted in an increase in unlevered free cash flow ), and on February 3, 2022 (reflecting only the first three adjustments referred to above) relating to UCC and to net working capital and to reflect actual balance sheet figures as of December 31, 2021). The final February 3 Projections reflecting all four adjustments referred to above were provided to CD&R on February 15, 2022.
On January 22, 2022, the parties entered into a customary confidentiality agreement, supplementing existing confidentiality provisions of the Company’s stockholders agreement, to facilitate CD&R’s further due diligence.
On February 7, 2022, Messrs. Sleeper and Zrebiec spoke by telephone with representatives of Centerview to communicate that, if invited by the Special Committee, CD&R would be prepared to consider exploring a potential transaction at an indicative valuation of $24.50 per share. The CD&R representatives described this indication as the highest value CD&R believed it could offer, indicated that CD&R did not see incremental value above $24.50 per share, and indicated that CD&R had considered, but decided against, lowering its indication of value when the Company’s stock price recently had fallen below $15.00 per share.
On February 9, 2022, the Special Committee met, together with representatives of Centerview and Wachtell Lipton, to review the final February 3 Projections and to receive a financial presentation from Centerview concerning the indicative $24.50 per share valuation communicated by CD&R. Following the financial presentation from Centerview and further discussion, the Special Committee determined to direct Centerview to make another effort to seek a higher valuation indication from CD&R.
On February 10, 2022, following multiple conversations between representatives of CD&R and representatives of Centerview during which Centerview sought to obtain a higher valuation indication from CD&R, Messrs. Sleeper and Zrebiec communicated that, if invited by the Special Committee, CD&R would be prepared to consider exploring a potential transaction at a best and final indicative valuation of $24.65 per share. Messrs. Sleeper and Zrebiec stated that this indication was CD&R’s best and final indication, that CD&R did not see incremental value above $24.65, that CD&R would not seek to transact at a higher valuation and that no further indications would be forthcoming. Messrs. Sleeper and Zrebiec also reconfirmed that CD&R was not willing to sell or reduce its investment in the Company, would not vote to approve any alternative transaction that would result in any such sale or reduction and would not permit a so-called “go-shop” period following the execution of the merger agreement during which the Company would be permitted to affirmatively seek a competing proposal from a third party. The parties discussed that, should the Special Committee invite CD&R to proceed at the indicated value, the Special Committee and Board should grant CD&R a limited waiver from the standstill provisions under the stockholders agreement, following which CD&R would submit a written transaction proposal that CD&R would publicly disclose (as required by law) by filing amendments to its Schedule 13D filings with respect to the Company, and after such filings the parties would plan for two to three weeks for negotiation of transaction documentation and for CD&R to complete its confirmatory due diligence and negotiate financing commitments. It was understood that any transaction would remain subject to further review and final approval or disapproval by the Special Committee, and that neither the Special Committee nor the Company would be committed to engage in any transaction, whether at $24.65 per share or otherwise, unless and until the Special Committee and then the full Board (other than the Recused Directors) made a final determination to approve a transaction and enter into a binding merger agreement.
On February 11, 2022, the Special Committee met, together with representatives of Centerview and Wachtell Lipton, to discuss, and to receive a financial presentation from Centerview concerning the indicative $24.65 per share valuation communicated by CD&R. A representative of Centerview updated the Special Committee on discussions with CD&R, noting that Mr. Sleeper had described the $24.65 indicative value as CD&R’s best and final indication of value. During this meeting, the Committee and its advisors discussed and reviewed the Company’s strategic and competitive positioning, projections of future performance, valuation, potential reactions to a proposal or indication of value from CD&R at various prices and the Company’s strategic alternatives to continuing as a public company or engaging in a transaction with CD&R, including the likelihood or unlikelihood of other parties being willing and able to engage in a stockholder-value-maximizing strategic transaction with the Company. After discussion and deliberation by the Special Committee, including consideration of the financial presentation made by Centerview using, where relevant, the February 3 Projections, as well as consideration of the history of the Company’s efforts to achieve a higher valuation for the Company’s common stock, including the Company’s historic inability to achieve and sustain a stock price of $20.00 per share or greater, the Company’s strategic and financial alternatives, and the Company’s business plans and prospects, and including as to the matters described in the section of this proxy statement entitled “Special Factors — Reasons for the Merger; Recommendation of the Board; Fairness of the Merger,” the Special Committee determined unanimously that it would be in the best interests of the Company and its unaffiliated stockholders to seek to develop and negotiate a transaction on acceptable terms at a price of $24.65 per share, subject to further review and final approval or disapproval by the Special Committee and the Board. The Special Committee determined to invite CD&R to make a written proposal for such a transaction, to recommend that the Board approve a limited waiver of the standstill provisions of the stockholders agreement necessary to permit CD&R to make such a proposal and to publicly disclose such proposal, and to permit CD&R to pursue, develop and, if approved by the Special Committee and the Board, enter into a transaction with the Company.
On February 12, 2022, following the Special Committee meeting, the full Board (other than the Recused Directors) met, together with members of senior management and representatives of Wachtell Lipton. After discussion, acting upon the recommendation of the Special Committee, the Board unanimously granted the required approvals for the limited waiver under the Company’s stockholders agreement.
On February 13, 2022, CD&R submitted to the Special Committee a letter containing its best and final, non-binding proposal to acquire all of the outstanding shares of Company common stock not already owned by the CD&R Stockholders for cash consideration of $24.65 per share. Among other things, the letter reiterated that any transaction would be required to be approved by a fully empowered Special Committee of non-management directors that are independent of CD&R and its affiliates and subject to a non-waivable condition requiring the approval of the holders of a majority of the shares of Company common stock that are not owned by the CD&R Stockholders or any of their affiliates. In the letter, CD&R confirmed that CD&R was only interested in acquiring all of the shares of Company common stock not already owned by the CD&R Stockholders, and not interested in pursuing any potential alternative transaction, including a transaction that would result in the sale of all or a portion of CD&R’s investment in the Company. In addition, CD&R noted that its proposal assumed that the Company’s indebtedness under its term loan, ABL and senior notes would remain outstanding following the closing of the potential transaction. On February 14, 2022, CD&R publicly disclosed the proposal letter in amendments to its Schedule 13D filings with respect to the Company, and the Company publicly confirmed receipt of the proposal.
On February 15, 2022, at the direction of the Special Committee, Centerview provided the February 3 Projections to CD&R. From February 15 through March 4, 2022, CD&R completed its due diligence review of the Company and arranged financing for the potential transaction, and CD&R and representatives of the Special Committee negotiated structure and non-financial terms of the transaction and negotiated the merger agreement (an initial draft of which was provided by Wachtell Lipton to Kirkland & Ellis on February 17, 2022) and the related legal documentation, including the limited guarantee, equity commitment letter and voting and support agreement. During this period following February 15, with the permission of the Special Committee, CD&R held discussions with one of the Company’s senior executive officer regarding such executive’s post-closing employment with the Company. The discussions were of a general nature, and no specific financial or other terms were discussed. A representative of Wachtell Lipton attended each of these discussions. The discussions occurred because it had been communicated that the executive was considering leaving the Company to pursue a different opportunity, and both the Company and CD&R thought highly of the executive and hoped he could be persuaded to remain.
In conversations between CD&R and its representatives, on the one hand, and representatives of the Special Committee, on the other, CD&R had communicated consistently that because CD&R was not willing to participate in or vote to approve any transaction involving the sale of all or part of CD&R’s interest in the Company, CD&R would not agree to include in the merger agreement a so-called “go-shop” period. Recognizing that the merger agreement would not include a “go-shop”, the Special Committee authorized Centerview to contact several potentially interested third parties prior to entering into a merger agreement with CD&R. During the period from February 15 through March 4, 2022, at the direction of the Special Committee, Centerview contacted seven industry participants identified by Centerview and the Special Committee to be most likely to have the interest and ability to engage in a transaction with the Company, to determine their respective potential interest in exploring an acquisition of the Company. Six of the seven parties declined to engage with Centerview and confirmed that they had no interest. One party expressed some initial interest but declined to follow-up or proceed further despite several outreaches from Centerview, including on March 4, 2022.
On March 5, 2022, the Special Committee met, together with representatives of Centerview and Wachtell Lipton, to discuss and deliberate on the proposed transaction. Although the Special Committee deliberated separately, at the request of the Special Committee, members of the Company’s senior management joined for a portion of the meeting in order to provide information and input to the Special Committee. Mr. Ball and representatives of Centerview and Wachtell Lipton briefed the other members of the Special Committee on the status of negotiations with CD&R. Centerview reviewed the results of the outreach efforts made during the period from February 15 through March 4, 2022 to seven potentially interested third parties, none of whom ultimately indicated any interest in pursuing a transaction with the Company. It was also observed that since the public disclosure on February 14, 2022 of CD&R’s proposal to acquire the shares of the Company that CD&R did not already own at a price of $24.65 per share, neither the Company nor Centerview had received any unsolicited inquiries from any third parties concerning a potential acquisition of all or any portion of the Company. Centerview then reviewed with the Special Committee Centerview’s financial analysis of the merger consideration and rendered to the Special Committee its oral opinion, which was subsequently confirmed by delivery of a written opinion dated March 5, 2022, as of such date, and based upon and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, the $24.65 in cash per share of Company common stock to be paid to the holders of shares of Company common stock (other than CD&R, its affiliates and other holders of excluded shares) pursuant to the merger agreement was fair, from a financial point of view, to such holders, as more fully described below in the section of this proxy statement entitled “Special Factors — Opinion of Centerview” beginning on page 39 of this proxy statement. A representative of Wachtell Lipton reviewed the directors’ fiduciary duties and presented a detailed summary of the terms of the draft merger agreement and the related legal documentation, as well as of the financing commitments received by CD&R. After discussion and deliberation by the Special Committee, including as to the matters described in the section of this proxy statement entitled “Special Factors — Reasons for the Merger; Recommendation of the Board; Fairness of the Merger,” including that the approval of the Merger Agreement Proposal is conditioned on the affirmative vote of the majority of the outstanding shares and the majority of the unaffiliated shares (as more fully described in the section of this proxy statement entitled “The Special Meeting — Vote Required”), the Special Committee, by unanimous vote of all of its members, resolved to recommend that the Board approve the merger agreement, the merger and the related transactions. After the Special Committee concluded its meeting, the Board (other than the Recused Directors) met telephonically, together with members of the Company’s senior management and representatives of Centerview, Wachtell Lipton and Sullivan & Cromwell LLP (“Sullivan & Cromwell”), the Company’s customary outside corporate and securities counsel. Mr. Ball and a representative of Wachtell Lipton informed the Board of the Special Committee’s unanimous favorable recommendation of the proposed transaction with CD&R and the reasons for the recommendation. The Wachtell Lipton representative provided the Board (other than the Recused Directors) with a detailed summary of the draft merger agreement and related legal documentation, a representative of Sullivan & Cromwell discussed the directors’ fiduciary duties and representatives of Centerview presented the financial terms of the proposed transaction with CD&R, as well as Centerview’s updated financial analyses of the Company on a standalone basis. Thereafter, the Board (other than the Recused Directors), on behalf of the Company and based on the recommendation of the Special Committee, unanimously (1) determined that the terms of the merger agreement, the voting and support agreement, the limited guarantee and the transaction are fair to, and in the best interests of, the Company and its stockholders, including the unaffiliated stockholders, (2) determined that it is advisable and in the best interests of the Company and its unaffiliated stockholders to enter into the merger agreement, the voting and support agreement and the limited guarantee, and (3) resolved to recommend that the stockholders of the Company vote to adopt and approve the merger agreement.
Following conclusion of the meetings of the Special Committee and the Board, the parties finalized the transaction documentation and executed the merger agreement on March 5, 2022, and, on March 7, 2022, issued a press release announcing the merger. On March 7, 2022, CD&R amended its Schedule 13D filings with respect to the Company to disclose CD&R’s entry into the merger agreement with the Company.
Reasons for the Merger; Recommendation of the Board; Fairness of the Merger
The Board (which, for purposes of this section of this proxy statement entitled “Reasons for the Merger; Recommendation of the Board; Fairness of the Merger,” means the Board without the participation of Messrs. Krenicki, O’Brien, Sleeper and Zrebiec (the “Recused Directors”), who recused themselves due to their affiliation with CD&R) formed a Special Committee, consisting of five of the Company’s independent directors who are independent of, and not affiliated with, CD&R and its affiliates (the “Special Committee”), to evaluate and consider any potential or actual proposal from CD&R and any other alternative proposals or other strategic alternatives that may be available to the Company, including the merger.
After careful consideration, with the assistance of independent financial and legal advisors, the Special Committee unanimously determined, and the Board (other than the Recused Directors), acting upon the recommendation of the Special Committee, unanimously determined (1) that the terms of the merger agreement, the voting and support agreement, the limited guarantee and the transactions contemplated thereby (the “transaction”), including the merger, are fair to, and in the best interests of, the Company and its stockholders (including the unaffiliated stockholders) and (2) that it is advisable and in the best interests of the Company and its unaffiliated stockholders to enter into the merger agreement, the voting and support agreement and the limited guarantee. Accordingly, based on its evaluation and having received the recommendation of the Special Committee, the Board, by unanimous vote of the Company’s directors (other than the Recused Directors), recommends that the Company’s stockholders vote “FOR” the adoption of the Merger Agreement Proposal and “FOR” each of the Adjournment Proposal and the Merger-Related Compensation Proposal. In addition, the Special Committee and the Board believe that the merger is fair to the Company’s “unaffiliated security holders,” as defined under Rule 13e-3 of the Exchange Act.
In evaluating the merger, the Special Committee and the Board consulted with independent legal and financial advisors, as well as the Company’s management team, and considered a number of factors, including the following factors that weighed in favor of the merger:
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Attractive Value. The merger consideration of $24.65 per share of Company common stock represented a per share premium of approximately (1) 75% above the closing price of the shares of Company common stock as of February 4, 2022, the last trading day prior to speculation in the market regarding a potential transaction, (2) 26% above the 52-week high closing price of the shares of Company common stock as of February 4, 2022, and (3) 7% above the highest closing price of the shares of Company common stock in the 10 years prior to February 4, 2022, which high was achieved in June 2018.

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Receipt of Fairness Opinion from Centerview. The Special Committee considered the oral opinion of Centerview rendered to the Special Committee on March 5, 2022, which was subsequently confirmed by delivery of a written opinion dated such date that, as of such date, and based upon and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, the $24.65 in cash per share of Company common stock to be paid to the holders (other than CD&R and its affiliates and the other holders of excluded shares) of shares of Company common stock pursuant to the merger agreement was fair, from a financial point of view, to such holders, as more fully described below in the section of this proxy statement entitled “Special Factors — Opinion of Centerview Partners LLC” beginning on page 33 of this proxy statement. In considering Centerview’s opinion, the Special Committee was aware that Centerview’s opinion was based on the totality of factors and analyses considered by Centerview and on Centerview’s judgment and experience, and that the result or implication of any one particular analysis or factor considered by Centerview was not dispositive.

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Best Alternative for Maximizing Stockholder Value. The Special Committee and the Board considered that the merger consideration of $24.65 in cash per share of Company common stock was more favorable to the Company’s stockholders than the potential value that might result from other alternatives reasonably available to the Company, including, but not limited to, the continued operation of the Company on a standalone basis with no change in its relationship with CD&R, in light of a number of factors, including:

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the Special Committee’s and the Board’s respective assessments of the Company’s business, operations, financial condition, earnings and prospects, its strategic and competitive positioning and historical and projected financial performance, its valuation, its long-range plans and the risk in achieving its prospects and plans, as well as industry, economic and market conditions and trends, including the Special Committee’s and the Board’s assessments of the Company’s exposure to the changes in the residential and commercial construction, manufactured housing or remodeling and renovation industries including, among other things, commodity price volatility and/or limited availability of raw materials, the impact on the Company of general, macro-economic risks and other risks and uncertainties discussed in the Company’s public filings with the SEC, and the benefits and risks of the Company’s relationship with CD&R;

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that, although the Special Committee observed a number of reasons to be optimistic about the Company’s future financial performance, the Special Committee noted that neither the Company’s performance nor its strategic or financial actions had translated into meaningful share price gains in recent years and, in particular, that despite these actions, the Company’s share price had, for more than 10 years (other than for a brief period in 2018 prior to the announcement of the Ply Gem transaction), been unable to reach or exceed $20 per share;

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that the Company’s share price underperformance appears to be due, in part, to its limited public float due to CD&R’s ownership of approximately 49% of the issued and outstanding shares of Company common stock and that, in light of CD&R’s indication to date that it does not intend to be a seller of its shares of Company common stock, the limited public float is likely to continue to impact the Company’s share price and trading multiple for the foreseeable future;
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the strategic and other alternatives reasonably available to the Company, including the alternative of remaining a standalone public company and the likelihood or unlikelihood of other parties being willing and able to engage in a stockholder-value-maximizing strategic transaction with the Company, in light of a number of factors and the risks and uncertainty associated with those alternatives, none of which were deemed likely to result in value to the Company’s stockholders that would exceed, on a present-value basis, the value of the merger consideration;

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that CD&R was the most logical acquiror of the Company and, in light of CD&R’s long-term investment in the Company, deep understanding of the Company’s business and industries and track record of providing the Company with strategic support, that CD&R was the potential transaction partner most likely to offer the highest value to CD&R’s stockholders;

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the fact that, during the period from February 15 through March 4, 2022, at the direction of the Special Committee, Centerview contacted seven industry participants identified by discussed with the Special Committee to be most likely to have the interest and ability, to determine their respective potential interest in exploring an acquisition of the Company. Six of the seven parties declined to engage with Centerview and confirmed that they had no interest. One party expressed some initial interest, but declined to follow-up or proceed further despite several outreaches from Centerview, including as late as March 4, 2022;

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the fact that, following the public disclosure on February 14, 2022 of CD&R’s proposal to acquire the shares of Company common stock that CD&R did not already own at a price of $24.65 per share, neither the Company nor Centerview received any unsolicited inquiries from any third parties concerning a potential acquisition of all or any portion of the Company. The Special Committee and the Board considered that, if any third parties were interested in exploring a transaction with the Company, such potential acquirers would have been motivated to approach the Company during the period following the February 14, 2022 public disclosure of CD&R’s $24.65 per share proposal, and considered, after consultation with Centerview, that no other potential transaction party was likely to be both willing and able to acquire the Company at a valuation of $24.65 per share or greater, including, among other things, because of CD&R’s indication to date that it does not intend to be a seller of its shares of Company common stock, which could deter a third-party acquiror from submitting a proposal for the Company; and

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CD&R’s statement to the Company and the Special Committee that the $24.65 merger consideration was its best and final offer, and that such offer had taken into account, and had been increased because of, the negotiating efforts of the Special Committee and its advisors, and the Special Committee’s belief, after discussion with its advisors and based on the course of negotiations with CD&R and the familiarity with CD&R in light of CD&R’s long history with the Company, that $24.65 per share was at or very close to the maximum price that CD&R would offer.

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Greater Certainty of Value. The Special Committee and the Board considered that the proposed merger consideration is all cash, so that the transaction provides stockholders certainty of value and liquidity for their shares of Company common stock, especially when viewed against the risks and uncertainties inherent in the Company’s business, including the internal and external risks associated with the Company’s long-term plan.

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High Likelihood of Completion. The Special Committee and the Board considered the likelihood of completion of the merger to be high, particularly in light of the terms of the merger agreement and closing conditions, including:

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the absence of a financing condition in the merger agreement (as more fully described under “Special Factors — Financing of the Merger”);

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Parent having obtained committed debt financing from reputable financial institutions and committed equity financing from an affiliated fund of Parent in an aggregate amount sufficient to fund the required amounts (as described in the section of this proxy statement entitled “The Merger Agreement — Representations and Warranties of Parent and Merger Sub”);
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the obligation of Parent and Merger Sub to, and to cause their affiliates to, use reasonable best efforts to obtain the debt and equity financing, and the limited number and nature of the conditions to the debt and equity financing;

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the Company’s ability, under circumstances specified in the merger agreement, to seek specific performance of Parent’s and Merger Sub’s obligation to cause the merger to occur;

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the commitment of Parent in the merger agreement to use reasonable best efforts to satisfy conditions and complete the merger, and to obtain applicable regulatory approvals, including the obligation to make divestitures of any of the businesses, assets or properties of Parent, the Company or their respective subsidiaries (as more fully described under “The Merger Agreement — Filings; Other Actions; Notification”);

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the commitment of CD&R Fund X, which is the CD&R Entity through which CD&R will be acquiring the remaining shares of the Company that are not owned by the CD&R Stockholders, in the voting and support agreement not to make, or agree to make, any acquisitions that would reasonably be expected to prevent, materially delay or materially impede the obtaining of any antitrust approval or the expiration or termination of any waiting period necessary to consummate the transactions contemplated by the merger agreement, including the merger, or materially increase the risk of any governmental authority prohibiting the consummation of the transactions contemplated by the merger agreement, including the merger; and the commitment of the CD&R Stockholders to certain cooperation and support obligations in connection with obtaining any requisite antitrust approvals (as more fully described under “The Voting and Support Agreement”);

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the requirement that, if the merger agreement is terminated by the Company due to Parent’s and Merger Sub’s failure to consummate the merger or Parent’s or Merger Sub’s breach, in each case, under certain circumstances set forth in the merger agreement, or by Parent due to the failure to close before the outside date while the Company could have terminated for either of the foregoing reasons, Parent will be required to pay the Company a termination fee of $210,000,000 (as more fully described under “The Merger Agreement — Parent Termination Fee”);

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the absence of any conditions to the consummation of the merger that are unlikely to be satisfied (as more fully described under “The Merger Agreement — Conditions to the Merger”); and

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the commitment of the CD&R Stockholders, which collectively own approximately 49% of the issued and outstanding shares of Company common stock, to, among other things, vote or cause to be voted at the special meeting any shares of Company common stock owned by them in favor of the merger, the adoption of the merger agreement and the other actions contemplated by the merger agreement, in each case, on the terms and subject to the conditions set forth in the voting and support agreement, which limits CD&R’s ability to seek to avoid completing the merger should CD&R’s view of the desirability of the transaction change during the pendency of the merger (as more fully described under “Special Factors — CD&R’s Obligation to Vote in Favor of the Merger” and “The Voting and Support Agreement”).

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Opportunity to Receive Unsolicited Acquisition Proposals and to Terminate the CD&R Transaction in Order to Accept a Superior Proposal. The Special Committee and the Board considered the terms of the merger agreement permitting the Company to receive unsolicited acquisition proposals, and the other terms and conditions of the merger agreement, including:

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that until the time the Company’s stockholders approve the Merger Agreement Proposal, subject to certain conditions and requirements set forth in the merger agreement, the Company is permitted to receive, consider and respond to unsolicited acquisition proposals or engage in discussions or negotiations with third parties making such acquisition proposals (as more fully described under “The Merger Agreement — No Solicitation of Acquisition Proposals; Board Recommendation Changes — No Solicitation Exceptions”); and

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the ability of the Special Committee, subject to customary requirements included in the merger agreement, to effect a change of recommendation or of the Company to terminate the merger agreement to enter into a superior proposal, in each case, subject to payment to Parent of a termination fee of $105,000,000, which amount the Special Committee and the Board believed to be reasonable under the circumstances taking into account the range of such termination fees in similar transactions, and the unlikelihood that a fee of such size would be a meaningful deterrent to alternative acquisition proposals (as more fully described under “The Merger Agreement — Termination — Termination Fees”).

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Other Factors. The Special Committee and the Board also considered:

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that the approval of the Merger Agreement Proposal is conditioned on the affirmative vote of the majority of the outstanding shares and the majority of the unaffiliated shares (as more fully described under “The Special Meeting — Vote Required”);

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that the Company’s stockholders who do not vote to approve the merger agreement and who follow certain prescribed procedures are entitled to dissent from the merger and demand payment of the “fair value” of their shares of Company common stock, as and to the extent provided by Delaware law (as more fully described under “Special Factors — Dissenters’ Rights”);

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that the terms of the merger agreement provide the Company sufficient operating flexibility to conduct its business in the ordinary course until the earlier of the consummation of the merger or the termination of the merger agreement (as more fully described under “The Merger Agreement — Conduct of Our Business Pending the Merger”);

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that an affiliate of CD&R has provided a limited guarantee with respect to the payment of the termination fee that may be owed by Parent pursuant to the merger agreement, as well as certain reimbursement obligations that may be owed by Parent pursuant to the merger agreement, in each case, subject to the terms of the merger agreement and the limited guarantee; and

•
the Special Committee’s and the Board’s belief that they were fully informed about the extent to which the interests of CD&R and its affiliates in the merger differ from those of the Company’s other stockholders.

In the course of their respective deliberations, the Special Committee and the Board also considered a variety of uncertainties, risks and potentially negative factors, including:
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that, following the completion of the merger, the Company’s stockholders will not participate in potential further growth in the Company’s assets, future earnings growth or future appreciation in value of the shares of Company common stock;

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the risk that the transactions contemplated by the merger agreement, and the financing for the transaction, may not be consummated in a timely manner or at all, and the consequences thereof, including (1) the potential loss of value to the Company’s stockholders, (2) the potential negative impact on the operations and prospects of the Company, including the risk of loss of key personnel, and (3) that the market’s perception of the Company’s prospects could be adversely affected if such transactions were delayed or were not consummated;

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the risk that the equity or debt financing contemplated by the equity and debt commitment letters will not be obtained, resulting in Parent and Merger Sub not having sufficient funds to complete the transaction;

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that Parent and Merger Sub are newly formed entities with essentially no assets and the limited guarantee, provided by CD&R Fund X, guarantees Parent’s and Merger Sub’s obligations under the merger agreement only with respect to payment of the termination fee payable by Parent and certain other obligations;

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the possible effects of the pendency or consummation of the transactions contemplated by the merger agreement, including the potential for suits, actions or proceedings in respect of the merger agreement or the transactions contemplated by the merger agreement, the risk of any loss or change in the relationship of the Company and its subsidiaries with their respective employees, agents, customers and other business relationships, and any possible effect on the Company’s ability to attract and retain key employees, including that employees might choose not to remain employed with the Company prior to the completion of the merger;
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that CD&R’s and its affiliates’ ownership interest in the Company would likely be taken into account by third parties considering whether to make unsolicited acquisition proposals prior to the receipt of the requisite Company stockholder approvals;

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that, if the merger agreement is terminated in connection with the Company’s entry into a definitive agreement with respect to a superior proposal, CD&R and its affiliates have not agreed to vote their shares of Company common stock in favor of such superior proposal, which may be taken into account by third parties considering whether to make unsolicited acquisition proposals prior to the receipt of the requisite Company stockholder approvals;

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that the Company’s remedies (if any) in the event that the merger agreement is terminated may be limited to the termination fee payable by Parent under certain circumstances and certain associated enforcement costs and reimbursement obligations in connection with the Company’s cooperation with the debt financing, if applicable, which may be inadequate to compensate the Company for any damage caused;

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the possibility that under certain limited circumstances, such as upon the Company’s termination of the merger agreement to enter into an alternative acquisition agreement providing for a superior proposal, the Company may be required to pay Parent a termination fee of $105,000,000 (as more fully described under “The Merger Agreement — Company Termination Fee”);

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the restrictions placed on the conduct of the Company’s business prior to the completion of the merger pursuant to the terms of the merger agreement, which could delay or prevent the Company from undertaking business opportunities that may arise or any other action it would otherwise take with respect to the operations of the Company absent the pending completion of the merger; and

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that the Company’s directors, officers and employees have expended and will expend extensive efforts attempting to complete the transactions contemplated by the merger agreement and such persons have experienced and will experience significant distractions from their work during the pendency of such transactions, that the Company could experience talent loss as a result of the announcement or pendency of the merger, and that the Company has incurred and will incur substantial costs in connection with such transactions, even if such transactions are not consummated.

The Special Committee and the Board concluded that the uncertainties, risks and potentially negative factors relevant to the Merger were outweighed by the potential benefits of the Merger.
In the course of reaching its decision to approve and declare advisable the merger agreement and the transactions contemplated thereby, including the merger, the Special Committee and the Board did not consider the liquidation value of the Company, and did not believe it to be a relevant methodology, because (1) they considered the Company to be a viable, going concern, (2) they considered determining a liquidation value to be impracticable given the significant execution risk involved in any breakup of the Company and (3) the Company will continue to operate its business following the merger. Further, the Special Committee and the Board did not consider net book value, an accounting concept, of the Company as a factor because they believe that net book value is not a material indicator of the value of the Company as a going concern but rather is indicative of historical costs and because net book value does not take into account the prospects of the Company, market conditions, trends in the industries in which the Company operates or the business risks inherent in those industries. The Special Committee and the Board were not aware of any firm offer for a merger, sale of all or a substantial part of the Company’s assets, or a purchase of a controlling amount of the Company securities having been received by the Company from anyone other than CD&R with respect to the current transaction in the two years preceding the signing of the merger agreement.
The Special Committee and the Board did not seek to establish a pre-merger going concern value for the Company, and therefore no such value was considered by the Board in making its fairness determination on behalf of the Company. Rather, the Special Committee believed that the financial analyses presented by Centerview, as more fully summarized in the section of this proxy statement entitled “Special

Factors — Opinion of Centerview Partners LLC,” on which the Special Committee relied in making its recommendation to the Board, were indicative of going concern values for the Company as it continues to operate its business.
In addition, the Special Committee and the Board were aware of and considered the interests that the Company’s directors (including the Recused Directors) and executive officers may have with respect to the transaction that may differ from, or are in addition to, their interests as stockholders of the Company generally, as described in the section of this proxy statement entitled “Special Factors — Interests of Executive Officers and Directors of the Company in the Merger.”
This discussion of the information and factors considered by the Special Committee and the Board includes the material positive and negative factors considered by the Special Committee and the Board, but it is not intended to be exhaustive and may not include all the factors considered by the Special Committee or the Board. Neither the Special Committee nor the Board quantified or assigned any relative or specific weights to the various factors that it considered in reaching its determination to approve the merger agreement and the transactions contemplated thereby. Rather, the Special Committee and the Board each viewed its position and recommendation as being based on the totality of the information presented to and factors considered by it. In addition, individual members of the Special Committee and the Board may have given differing weights to different factors. This explanation of the reasoning of the Special Committee and the Board and certain information presented in this section is forward-looking in nature and should be read in light of the factors set forth in the section of this proxy statement entitled “Cautionary Statement Concerning Forward-Looking Information.”
The Special Committee and the Board believe that sufficient procedural safeguards were and are present to ensure the fairness of the merger and to permit the Special Committee and the Board to represent effectively the interests of the unaffiliated stockholders. These procedural safeguards include the following:
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the Board formed the Special Committee, consisting of five of the Company’s independent directors who are independent of, and not affiliated with, CD&R and its affiliates, to evaluate and consider any potential or actual proposal from CD&R and any other alternative proposals or other strategic alternatives that may be available to the Company, including the merger.

•
the Special Committee had the power to reject any transaction proposal regardless of the wishes or the vote or objection of the four CD&R-affiliated directors, or any other directors;

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that the members of the Special Committee are not officers or employees of the Company and the members of the Special Committee are not representatives of CD&R, and are not expected to have an economic interest in the Company following the completion of the merger;

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that members of the Special Committee will not personally benefit from the consummation of the transactions contemplated by the merger agreement in a manner different from the Company’s stockholders (other than CD&R and its affiliates and the other holders of excluded shares), except for indemnification and continuing directors and officers liability insurance coverage, the vesting of certain Company equity awards upon the closing and the receipt of customary fees for service on the Special Committee as described in the section of this proxy statement entitled “Special Factors — Interests of Executive Officers and Directors of the Company in the Merger”;

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that the Special Committee retained independent financial and legal advisors to evaluate the merger, and was empowered to review, identify and negotiate the merger agreement and the transactions contemplated thereby, including the merger, and any alternatives thereto, and to make a recommendation to the Board as to what actions, if any, should be taken by the Company with respect thereto, and that the Special Committee had the full authority to determine at any point that the Company should not engage in a potential transaction with CD&R;

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at the direction of the Special Committee, the terms of the merger agreement and the transactions contemplated thereby, including the merger, were extensively negotiated by the Special Committee and its independent financial and legal advisors, and were closely reviewed and scrutinized by the Special Committee, and extensive negotiations occurred with CD&R regarding the merger consideration that resulted in an increase in the merger consideration from $22.00 per share to $24.65 per share;

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that, at the outset of negotiations, CD&R conditioned its entry into the transaction on (1) the approval of the merger agreement and the transactions contemplated thereby, including the merger, by a fully empowered Special Committee of non-management directors who are independent of the Company and of CD&R and its affiliates and (2) there being a non-waivable condition requiring the approval of the merger agreement and the transactions contemplated thereby, including the merger, by the holders of a majority of the outstanding Company common stock entitled to vote at the special meeting that is not owned by the CD&R Stockholders or any of their affiliates;

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that the approval of the Merger Agreement Proposal is conditioned on the affirmative vote of the majority of the outstanding shares and the majority of the unaffiliated shares (as more fully described under “The Special Meeting — Vote Required”);

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the various terms of the merger agreement, including the ability of the Company to receive, negotiate and, under specified circumstances, to terminate the merger agreement to accept a “superior proposal” (as more fully described under “The Merger Agreement”);

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that the Special Committee and the Board made their evaluations of the merger agreement and the merger based upon the factors discussed in this proxy statement and with the full knowledge of the interests of CD&R and their affiliates in the merger;

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that the members of the Special Committee met frequently during the period from September 21, 2021 through the execution of the merger agreement, to receive updates; to review, among other things, the Company’s business, operations, financial condition, earnings and prospects, its strategic and competitive positioning and historical and projected financial performance, its valuation, its long-range plans and the risk in achieving those prospects and plans, as well as industry, economic and market conditions and trends; to review the Company’s strategic and commercial alternatives and options, including potential reactions to a proposal or indication of value from CD&R at various prices and the likelihood or unlikelihood of other parties being willing and able to engage in a stockholder-value-maximizing strategic transaction with the Company; and to consider and evaluate discussions with CD&R and, ultimately, the proposal from CD&R; and

•
the members of the Board who are affiliated with CD&R have recused themselves and were excluded from all deliberations with respect to the limited waiver of the standstill provisions of the stockholders agreement to allow CD&R to submit a proposal, the subsequent negotiation, evaluation and approval of the merger agreement and the merger and the consideration of other strategic alternatives, deferring all decisions relating to the merger and the Company’s potential strategic alternatives to the Special Committee.

Position of the CD&R Entities as to the Fairness of the Merger
Under the SEC rules governing “going-private” transactions, each of the CD&R Entities is an affiliate of the Company and, therefore, required to express their beliefs as to the fairness of the merger to the unaffiliated stockholders. Parent and Merger Sub are making the statements included in this section solely for purposes of complying with the requirements of Rule 13e-3 and related rules and regulations under the Exchange Act. However, the view of Parent and Merger Sub as to the fairness of the merger should not be construed as a recommendation to any Company stockholder as to how that stockholder should vote on the Merger Agreement Proposal. The CD&R Entities have interests in the merger that are different from, and in addition to, the unaffiliated stockholders of the Company.
The CD&R Entities did not participate in the deliberation of the Special Committee or the Board regarding, nor receive advice from the respective legal or other advisors of the Special Committee or the Board as to, the fairness of the merger. While four directors affiliated with the CD&R Entities the Board, as discussed in the section of this proxy statement entitled “Special Factors — Background of the Merger,” such Recused Directors were excluded from all Board deliberations relating to the approval of the merger agreement. The CD&R Entities have not performed, or engaged a financial advisor to perform, any valuation or other analysis for the purposes of assessing the fairness of the merger to the unaffiliated stockholders. Based on, among other things, the factors considered by, and the analysis and resulting conclusions of, the Board and the Special Committee discussed in the section of this proxy statement entitled “Special Factors — Reasons for the Merger; Recommendation of the Board; Fairness of the Merger” (which analysis and resulting conclusions Parent and Merger Sub adopt), Parent and Merger Sub believe that the merger is substantively fair to the unaffiliated stockholders. In particular, the CD&R Entities considered the following:
•
the current and historical market prices of the shares of Company common stock, including the market performance of the shares of Company common stock relative to those of other participants in the Company’s industry and general market indices, and the fact that the merger consideration of $24.65 per share represented a premium of approximately (1) 75% above the closing price of the shares of Company common stock as of February 4, 2022, the last trading day prior to speculation in the market regarding a potential transaction, (2) 34% above the closing price of the shares of Company common stock on February 11, 2022, the last trading day before the filing of the Schedules 13D/A by the CD&R Stockholders, (3) 26% above the 52-week high closing price of the shares of Company common stock as of February 4, 2022, and (4) 7% above the highest closing price of the shares of Company common stock in the 10 years prior to February 4, 2022, which high was achieved in June 2018;

•
the fact that the Special Committee and the Board (other than the Recused Directors) unanimously determined that the merger agreement and the transactions contemplated thereby, including the merger, are advisable, fair to, and in the best interests of, the Company and the Company’s stockholders (including the unaffiliated stockholders);

•
the fact that the merger consideration is all cash, thus allowing the unaffiliated stockholders to immediately realize a certain and fair value for their shares, which value represents a significant premium over the closing price of the shares of Company common stock on the last trading day before the first public reports of a potential transaction between the Company and the CD&R Entities;

•
the fact that the merger will provide liquidity for the unaffiliated stockholders without the delays that would otherwise be necessary in order to liquidate the positions of larger holders, and without incurring brokerage and other costs typically associated with market sales;

•
the fact that there are no conditions to the merger that are unlikely to be satisfied and that the merger is not conditioned on any financing being obtained by Parent, increasing the likelihood that the merger will be consummated and that the consideration to be paid to the unaffiliated stockholders in the merger will be received; and

•
the potential risks to the Company of continuing to have publicly traded common stock, including the risks of market volatility and global economic uncertainty.

The CD&R Entities further believe that the merger is procedurally fair to the unaffiliated stockholders based upon, among other things, the following factors:
•
the Board was fully informed about the extent to which the interests of the CD&R Entities in the merger differed from those of the unaffiliated stockholders;

•
the fact that the Recused Directors were excluded from certain Board discussions;

•
the fact that the Board formed a special committee consisting solely of non-management independent members of the Board not affiliated with CD&R at the outset of discussions of a potential transaction between the Company and CD&R;

•
the fact that since the outset of discussion of a potential transaction with the Company, CD&R has conditioned the approval of any such transaction on both approval by the Special Committee and a majority of the unaffiliated stockholders;

•
the fact that the Special Committee retained, and had the benefit of advice from, nationally recognized legal and financial advisors;

•
the fact that the merger consideration was the result of the Special Committee’s extensive arm’s-length negotiations with Parent;

•
notwithstanding the fact that the Centerview opinion was not delivered to the CD&R Entities and the CD&R Entities are not entitled to rely on such opinion, the fact that the Board received an oral opinion from Centerview on March 5, 2022, which oral opinion was subsequently confirmed by delivery of a written opinion, that, as of such date and based upon and subject to the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, the merger consideration was fair, from a financial point of view, to the holders of shares of Company common stock;
•
the fact that the closing of the merger is conditioned on the Company’s receipt of the requisite Company stockholder approvals, including the adoption of the merger agreement by the affirmative vote of the majority of the unaffiliated shares;

•
the Company’s ability, under certain circumstances as set out in the merger agreement, to provide information to, or participate in discussions or negotiations with, third parties regarding acquisition proposals that constitute, or are reasonably likely to lead to, superior proposals;

•
the Company’s ability, under certain circumstances as set out in the merger agreement, to terminate the merger agreement to enter into a definitive agreement related to a superior proposal, subject to paying Parent a termination fee of $105,000,000 in cash, subject to and in accordance with the terms and conditions of the merger agreement; and

•
the availability of appraisal rights to the Company’s stockholders who comply with all of the required procedures under Delaware law for exercising appraisal rights, which allow such holders to seek appraisal of the fair value of their shares.

The CD&R Entities also considered a variety of risks and other countervailing factors related to the substantive and procedural fairness of the proposed Merger, including:
•
the unaffiliated stockholders will not participate in any future earnings, appreciation in value or growth of the Company’s business and will not benefit from any potential sale of the Company or its assets to a third party in the future;

•
the risk that the merger might not be completed in a timely manner or at all;

•
that Parent and Merger Sub are newly formed corporations with essentially no assets other than the funding commitments of CD&R Fund X and the Debt Commitment Parties;

•
the restrictions on the conduct of the Company’s business prior to the completion of the merger set forth in the merger agreement, which may delay or prevent the Company from undertaking business opportunities that may arise and certain other actions it might otherwise take with respect to the operations of the Company pending completion of the merger;

•
the negative effect that the pendency of the merger, or a failure to complete the merger, could potentially have on the Company’s business and relationships with its employees, vendors and customers;

•
subject to the terms and conditions of the merger agreement, the Company and its subsidiaries are restricted from soliciting, proposing, initiating or knowingly encouraging the submission of acquisition proposals from third parties or the making of any inquiry, proposal or offer that would reasonably be expected to lead to an acquisition proposal;

•
the possibility that the amounts that may be payable by the Company upon the termination of the merger agreement, including payment to Parent of a termination fee of $105,00,000 in cash, and the processes required to terminate the merger agreement, including the opportunity for Parent to make revisions to its merger proposal, could discourage other potential acquirors from making a competing bid to acquire the Company; and

•
the fact that an all cash transaction would be taxable to the Company’s stockholders that are U.S. holders for U.S. federal income tax purposes.

The foregoing discussion of the information and factors considered and given weight by the CD&R Entities in connection with the fairness of the merger is not intended to be exhaustive but is believed to include all material factors considered by them. The CD&R Entities did not find it practicable to, and did not, quantify or otherwise attach relative weights to the foregoing factors in reaching their conclusion as to the fairness of the merger. Rather, the CD&R Entities reached their position as to the fairness of the merger after considering all of the foregoing as a whole. The CD&R Entities believe these factors provide a reasonable basis upon which to form their position regarding the fairness of the merger to the unaffiliated stockholders. This position should not, however, be construed as a recommendation to any Company stockholder to approve the merger agreement. The CD&R Entities make no recommendation as to how stockholders of the Company should vote their shares relating to the merger. The CD&R Entities attempted to negotiate the terms of a transaction that would be most favorable to them, and not to the unaffiliated stockholders of the Company, and, accordingly, did not negotiate the merger agreement with a goal of obtaining terms that were fair to such stockholders.
Based on the CD&R Entities’ knowledge and analysis of available information regarding the Company, the Special Committee and the Board, as well as discussions with members of the Company’s senior management regarding the Company and its business and the factors considered by, and findings of, the Special Committee and the Board and discussed in the section of this proxy statement entitled “Special Factors — Reasons for the Merger; Recommendation of the Board; Fairness of the Merger,” the CD&R Entities believe that the merger is fair to the unaffiliated stockholders.
Opinion of Centerview Partners LLC
On March 5, 2022, Centerview rendered to the Special Committee its oral opinion, subsequently confirmed in a written opinion dated such date, that, as of such date and based upon and subject to various assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, the merger consideration to be paid to the holders of shares of Company common stock (other than excluded shares) pursuant to the merger agreement was fair, from a financial point of view, to such holders.
The full text of Centerview’s written opinion, dated March 5, 2022, which describes the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, is attached as Annex B and is incorporated herein by reference. The summary of the written opinion of Centerview set forth below is qualified in its entirety to the full text of Centerview’s written opinion attached as Annex B. Centerview’s financial advisory services and opinion were provided for the information and assistance of the Special Committee (in their capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the merger and the other transactions contemplated by the merger agreement and Centerview’s opinion only addressed the fairness, from a financial point of view, as of the date thereof, to the holders of shares of Company common stock (other than excluded shares) of the merger consideration to be paid to such holders pursuant to the merger agreement. Centerview’s opinion did not address any other term or aspect of the merger agreement and the transactions contemplated by it and does not constitute a recommendation to any stockholder of the Company or any other person as to how such stockholder or other person should vote with respect to the merger agreement or otherwise act with respect to the transactions contemplated by it or any other matter.
The full text of Centerview’s written opinion should be read carefully in its entirety for a description of the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion.
In connection with rendering the opinion described above and performing its related financial analyses, Centerview reviewed, among other things:
•
a draft of the merger agreement dated March 5, 2022, referred to as the “draft merger agreement”;

•
annual reports on Form 10-K of the Company for the years ended December 31, 2021, December 31, 2020 and December 31, 2019;

•
certain interim reports to stockholders and quarterly reports on Form 10-Q of the Company;

•
certain publicly available research analyst reports for the Company;

•
certain other communications from the Company to its stockholders; and

•
certain internal information relating to the business, operations, earnings, cash flow, assets, liabilities and prospects of the Company, including certain financial forecasts, analyses and projections relating to the Company prepared by management of the Company and furnished to Centerview by the Company for purposes of Centerview’s analysis, which we refer to as the “forecasts,” and which are collectively referred to as the “internal data.” See the section of this proxy statement entitled “Special Factors — Unaudited Prospective Financial Information of the Company.”
Centerview also participated in discussions with members of the senior management and representatives of the Company regarding their assessment of the internal data. In addition, Centerview reviewed publicly available financial and stock market data, including valuation multiples, for the Company and compared that data with similar data for certain other companies, the securities of which are publicly traded, in lines of business that Centerview deemed relevant. Centerview also compared certain of the proposed financial terms of the merger agreement and the transactions contemplated by it with the financial terms, to the extent publicly available, of certain other transactions that Centerview deemed relevant, and conducted such other financial studies and analyses and took into account such other information as Centerview deemed appropriate.
Centerview assumed, without independent verification or any responsibility therefor, the accuracy and completeness of the financial, legal, regulatory, tax, accounting and other information supplied to, discussed with, or reviewed by Centerview for purposes of its opinion and, with the Special Committee’s consent, Centerview relied upon such information as being complete and accurate. In that regard, Centerview assumed, at the Special Committee’s direction, that the internal data (including, without limitation, the forecasts) were reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company as to the matters covered thereby and Centerview relied, at the Special Committee’s direction, on the internal data for purposes of Centerview’s analysis and opinion. Centerview expressed no view or opinion as to the internal data or the assumptions on which it was based. In addition, at the Special Committee’s direction, Centerview did not make any independent evaluation or appraisal of any of the assets or liabilities (contingent, derivative, off-balance-sheet or otherwise) of the Company, nor was Centerview furnished with any such evaluation or appraisal, and was not asked to conduct, and did not conduct, a physical inspection of the properties or assets of the Company. Centerview assumed, at the Special Committee’s direction, that the final executed merger agreement would not differ in any respect material to Centerview’s analysis or opinion from the draft merger agreement reviewed by Centerview. Centerview also assumed, at the Special Committee’s direction, that the merger and other transactions contemplated by the merger agreement will be consummated on the terms set forth in the merger agreement and in accordance with all applicable laws and other relevant documents or requirements, without delay or the waiver, modification or amendment of any term, condition or agreement, the effect of which would be material to Centerview’s analysis or Centerview’s opinion and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the merger and other transactions contemplated by the merger agreement, no delay, limitation, restriction, condition or other change will be imposed, the effect of which would be material to Centerview’s analysis or Centerview’s opinion. Centerview did not evaluate and did not express any opinion as to the solvency or fair value of the Company, or the ability of the Company to pay its obligations when they come due, or as to the impact of the merger and other transactions contemplated by the merger agreement on such matters, under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. Centerview is not a legal, regulatory, tax or accounting advisor, and Centerview expressed no opinion as to any legal, regulatory, tax or accounting matters.
Centerview’s opinion expressed no view as to, and did not address, the Company’s underlying business decision to proceed with or effect the merger and other transactions contemplated by the merger agreement, or the relative merits of the merger and other transactions contemplated by the merger agreement as compared to any alternative business strategies or transactions that might be available to the Company or in which the Company might engage. Centerview’s opinion was limited to and addressed only the fairness, from a financial point of view, as of the date of Centerview’s written opinion, to the holders of the shares of Company common stock (other than excluded shares) of the merger consideration to be paid to such holders pursuant to the merger agreement. For purposes of its opinion, Centerview was not asked to, and Centerview did not, express any view on, and its opinion did not address, any other term or aspect of the merger agreement or the transactions contemplated by it, including, without limitation, the structure or form of the merger and other transactions contemplated by the merger agreement, or any other agreements or arrangements contemplated by the merger agreement or entered into in connection with or otherwise contemplated by the merger and other transactions contemplated by the merger agreement, including, without limitation, the fairness of the merger and other transactions contemplated by the merger agreement or any other term or aspect of the merger and other transactions contemplated by the merger agreement to, or any consideration to be received in connection therewith by, or the impact of the merger and other transactions contemplated by the merger agreement on, the holders of any other class of securities, creditors or other constituencies of the Company or any other party. In addition, Centerview expressed no view or opinion as to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to be paid or payable to any of the officers, directors or employees of the Company or any party, or class of such persons in connection with the merger and other transactions contemplated by the merger agreement, whether relative to the merger consideration to be paid to the holders of the shares of Company common stock (other than excluded shares) pursuant to the merger agreement or otherwise. Centerview’s opinion was necessarily based on financial, economic, monetary, currency, market and other conditions and circumstances as in effect on, and the information made available to Centerview as of, the date of Centerview’s written opinion, and Centerview does not have any obligation or responsibility to update, revise or reaffirm its opinion based on circumstances, developments or events occurring after the date of Centerview’s written opinion. Centerview’s opinion does not constitute a recommendation to any stockholder of the Company or any other person as to how such stockholder or other person should vote with respect to the merger or otherwise act with respect to the transactions contemplated by the merger agreement or any other matter. Centerview’s financial advisory services and its written opinion were provided for the information and assistance of the Special Committee (in their capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the merger and other transactions contemplated by the merger agreement. The issuance of Centerview’s opinion was approved by the Centerview Partners LLC Fairness Opinion Committee.
Summary of Centerview Financial Analysis
The following is a summary of the material financial analyses prepared and reviewed with the Special Committee in connection with Centerview’s opinion, dated March 5, 2022. The summary set forth below does not purport to be a complete description of the financial analyses performed or factors considered by, and underlying the opinion of, Centerview, nor does the order of the financial analyses described represent the relative importance or weight given to those financial analyses by Centerview. Centerview may have deemed various assumptions more or less probable than other assumptions, so the reference ranges resulting from any particular portion of the analyses summarized below should not be taken to be Centerview’s view of the actual value of the Company. Some of the summaries of the financial analyses set forth below include information presented in tabular format. In order to fully understand the financial analyses, the tables must be read together with the text of each summary, as the tables alone do not constitute a complete description of the financial analyses performed by Centerview. Considering the data in the tables below without considering all financial analyses or factors or the full narrative description of such analyses or factors, including the methodologies and assumptions underlying such analyses or factors, could create a misleading or incomplete view of the processes underlying Centerview’s financial analyses and its opinion. In performing its analyses, Centerview made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of the Company or any other parties to the merger and other transactions contemplated by the merger agreement. None of the Company, Parent, Merger Sub or Centerview or any other person assumes responsibility if future results are materially different from those discussed. Any estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth below. In addition, analyses relating to the value of the Company do not purport to be appraisals or reflect the prices at which the Company may actually be sold. Accordingly, the assumptions and estimates used in, and the results derived from, the financial analyses are inherently subject to substantial uncertainty. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before March 4, 2022 (the last trading day prior to the public announcement of the merger) and is not necessarily indicative of current market conditions.
Selected Public Company Analysis
Centerview reviewed certain financial information of the Company and compared it to corresponding financial information of certain publicly traded building products companies that Centerview deemed comparable, based on its experience and professional judgment, to the Company (the “selected companies”). Although none of the selected companies is directly comparable to the Company, the selected companies listed below were chosen by Centerview, among other reasons, because they are companies with certain operational, business and/or financial characteristics that, for purposes of Centerview’s analysis, may be considered similar to those of the Company. However, because none of the selected companies is exactly the same as the Company, Centerview believed that it was inappropriate to, and therefore did not, rely solely on the quantitative results of the selected public company analysis. Accordingly, Centerview also made qualitative judgments, based on its experience and professional judgment, concerning differences between the business, financial and operational characteristics of the Company and the selected companies that could affect the public trading values of each in order to provide a context in which to consider the results of the quantitative analysis.
Using publicly available information obtained from SEC filings and other data sources as of March 4, 2022, Centerview calculated for each selected company, the Company’s implied enterprise value (calculated as the equity value (determined using the treasury stock method and taking into account outstanding in-the-money options, warrants, restricted stock units and other dilutive equity instruments) plus the book value of debt and certain liabilities less cash and cash equivalents, in each case calculated consistently with the determinations made in arriving at the Company’s implied enterprise value for purposes of Centerview’s analyses to the extent comparable information was publicly available) (“EV”), as a multiple of Wall Street research analyst consensus estimated earnings before interest expense, income taxes, depreciation and amortization, stock-based compensation expense, non-recurring items and certain pension expenses (in each case calculated consistently with the determinations made in arriving at the Company’s EBITDA used for purposes of Centerview’s analyses to the extent comparable information was publicly available) (which we refer to in this summary of Centerview’s opinion as “EBITDA”) for fiscal year 2022 (which we refer to in this summary of Centerview’s opinion as “2022E”).
The selected companies and the results of this analysis are summarized as follows:
Selected Company	EV (in billions)	2022E EBITDA (in millions)	EV / 2022E EBITDA Multiple
American Woodmark Corporation	$1.5	$187	8.0x
JELD-WEN Holdings, Inc.	$3.4	$533	6.4x
Masonite International Corp.	$2.7	$460	5.9x
Owens Corning	$10.9	$2,139	5.1x
PGT Innovations, Inc.	$1.9	$229	8.2x
Median			6.4x
Based on the foregoing analysis and other considerations that Centerview deemed relevant in its professional judgment and experience, Centerview selected a range of multiples of EV to 2022E EBITDA of 5.5x to 7.0x. In selecting this range of multiples, Centerview made qualitative judgments based on its experience and professional judgment concerning differences between the business, financial and operating characteristics and prospects of the Company and the selected companies that could affect their public trading values in order to provide a context in which to consider the results of the quantitative analysis.
Centerview applied the range of multiples of EV to 2022E EBITDA to the Company’s 2022E EBITDA of $750 million derived from the internal data, to derive a range of implied enterprise values for the Company. Centerview subtracted from each of these ranges the face value of the Company’s net debt as of December 31, 2021 as set forth in the internal data to derive a range of implied equity values for the Company. Centerview then divided these implied equity values by the number of fully-diluted outstanding shares as of February 22, 2022 as set forth in the internal data to derive a range of implied values per share of approximately $10.75 to $19.25, rounded to the nearest $0.25. Centerview compared this range to the consideration of $24.65 per share to be paid to the holders of shares of Company common stock (other than excluded shares) pursuant to the merger agreement.
Selected Precedent Transactions Analysis
Centerview reviewed and analyzed certain information relating to selected transactions involving building products companies that Centerview, based on its experience and professional judgment, deemed relevant to consider in relation to the Company and the merger and other transactions contemplated by the merger agreement. These transactions were selected, among other reasons, because their participants, size or other factors, for purposes of Centerview’s analysis, may be considered similar to the merger and other transactions contemplated by the merger agreement. In addition, these transactions were selected from acquisitions of U.S. building products companies over the last five years with a deal size greater than $1.0 billion.
No company or transaction used in this analysis is identical or directly comparable to the Company or the merger and other transactions contemplated by the merger agreement. The reasons for and the circumstances surrounding each of the selected transactions analyzed were diverse and there are inherent differences in the business, operations, financial conditions and prospects of the Company and the companies included in the selected transactions analysis. Accordingly, Centerview believed that it was inappropriate to, and therefore did not, rely solely on the quantitative results of the selected transactions analysis. This analysis involves complex considerations and qualitative judgments concerning differences in financial and operating characteristics and other factors that could affect the public trading, acquisition or other values of the selected target companies and the Company.
Financial data for the precedent transactions was based on publicly available information at the time of the announcement of the relevant transactions that Centerview obtained from public filings and other data sources. Using publicly available information, Centerview calculated, for each selected transaction set forth below the EV implied for the applicable target company based on the consideration payable in the applicable selected transaction as a multiple of the target company’s EBITDA for the latest 12-month period (“LTM”) at the time of the transaction announcement. The selected transactions considered in this analysis are summarized as follows:
Announcement Date	Acquiror	Target	EV (in millions)	Target LTM EBITDA (in millions)	EV / LTM EBITDA Multiple
July 2021	Carlisle Companies Inc.	Henry Company	$1,575	$119	13.2x
June 2021	Westlake Chemical	Boral’s N.A. Building Products	$2,150	$206	10.4x
June 2021	Nucor Corporation	Cornerstone’s Insulated Metal Panels	$1,000	$75	13.3x
November 2019	ACProducts, Inc.	Masco Cabinetry*	$1,000	$102	9.8x
November 2019	Saint-Gobain S.A	Continental Building Products	$1,434	$138	10.4x
July 2018	NCI Building Systems	Ply Gem, LLC**	$3,700	$341	10.9x
January 2018	CD&R	Ply Gem, LLC	$2,400	$246	9.7x
December 2017	American Woodmark Corp.	RSI Home Products, Inc.	$1,075	$123	8.7x
Median					10.4x
Mean					10.8x

*
Reflects actual 2018 EBITDA.

**
Reflects estimated 2018 EBITDA.

Based on its analysis and other considerations that Centerview deemed relevant in its professional judgment and experience, Centerview selected a range of multiples of EV to LTM EBITDA of 8.5x to 11.0x derived from the target companies in the selected precedent transactions. In selecting this range of multiples, Centerview made qualitative judgments based on its experience and professional judgment concerning differences between the business, financial and operating characteristics and prospects of the Company and the target companies included in the selected transactions and other factors that could affect the public trading, acquisition or other values of such companies or the Company in order to provide a context in which to consider the results of the quantitative analysis. Centerview applied this range to the Company’s LTM EBITDA of $721 million for the period ended December 31, 2021 based on the internal data, to calculate an illustrative range of implied enterprise values for the Company. Centerview subtracted from each of these ranges the face value of the Company’s net debt as of December 31, 2021 as set forth in the internal data to derive a range of implied equity values for the Company. Centerview then divided these implied equity values by the number of fully-diluted outstanding shares as of February 22, 2022 as set forth in the internal data to derive an implied per share equity value range for the shares of approximately $25.75 to $39.00, rounded to the nearest $0.25. Centerview compared such range to the consideration of $24.65 per share to be paid to the holders of shares of Company common stock (other than excluded shares) pursuant to the merger agreement. Although the bottom of the foregoing range is greater than the $24.65 per share to be paid to the holders of shares of Company common stock (other than excluded shares) pursuant to the merger agreement, the Selected Precedent Transaction Analysis was only one of the factors Centerview considered in determining the fairness, from a financial point of view, of the merger consideration to the holders of Company common stock (other than excluded shares) and, accordingly, based on the totality of the factors and analyses considered, Centerview concluded that the merger consideration was fair, from a financial point of view, to the holders of Company common stock (other than excluded shares).
Discounted Cash Flow Analysis
Centerview performed a discounted cash flow analysis of the Company based on the forecasts. A discounted cash flow analysis is a traditional valuation methodology used to derive a valuation of an asset by calculating the “present value” of estimated future cash flows of the asset. ”Present value” refers to the current value of future cash flows or amounts and is obtained by discounting those future cash flows or amounts by a discount rate that takes into account macroeconomic assumptions and estimates of risk, the opportunity cost of capital, expected returns and other appropriate factors.
In performing this analysis, Centerview calculated a range of implied per share equity values for the Company by discounting to present value as of December 31, 2021 (using discount rates ranging from 10.0% to 12.5%, reflecting Centerview’s analysis of the Company’s weighted average cost of capital and utilizing Centerview’s professional judgment and experience) and the mid-year convention: (1) the forecasted fully taxed unlevered free cash flows of the Company based on the forecasts over the period beginning January 1, 2022 and ending on December 31, 2026 (see the section of this proxy statement entitled “— Unaudited Prospective Financial Information of the Company”) and (2) a range of implied terminal values of the Company at the end of the forecast period shown in the forecasts, estimated by Centerview applying perpetuity growth rates to the Company’s unlevered free cash flows for the terminal year ranging from 1.75% to 2.5%. As inputs to the weighted average cost of capital, Centerview took into account, among other things, risk-free rate, equity risk premium, market size premium, the betas and capitalization of the selected companies, pre-tax cost of debt and post-tax cost of debt. The range of perpetuity growth rates was estimated by Centerview utilizing its professional judgment and experience, taking into account market expectations regarding long-term real growth of gross domestic product and inflation as well as the Company’s long-term expected growth based on the internal data. Based on its analysis, Centerview calculated a range of implied enterprise values of the Company. Centerview subtracted from this range the face value of the Company’s net debt as of December 31, 2021 as set forth in the internal data to derive a range of implied equity values for the Company. Centerview then divided this range of implied equity values by the number of fully-diluted outstanding shares as of February 22, 2022 based on the internal data to derive a range of implied values per share of approximately $20.50 to $35.50, rounded to the nearest $0.25. Centerview compared such range to the consideration of $24.65 per share to be paid to the holders of Company common stock (other than excluded shares) pursuant to the merger agreement.
Other Factors
Centerview noted for the Special Committee certain additional factors solely for informational purposes, including, among other things, the following:
•
Historical Price Trading Analysis.   Centerview reviewed historical trading prices of the shares during the 52-week period ended February 4, 2022, the last trading day prior to speculation in the market regarding a potential transaction, which reflected low and high closing stock prices for shares of Company common stock during such period of $11.10 and $19.50 per share of Company common stock.

•
Analyst Price Targets Analysis.   Centerview reviewed price targets for the shares in publicly available Wall Street research analyst reports as of February 4, 2022, the last trading day prior to speculation in the market regarding a potential transaction, and March 4, 2022, the last trading day prior to the public announcement of the merger, and noted that such price targets were between $19.00 and $27.00 and $24.65 and $27.00, respectively, per share of Company common stock.
•
Premia Paid Analysis.   Centerview performed an analysis of the premia paid in selected precedent going-private transactions. Based on the analysis above and other considerations that Centerview deemed relevant in its professional judgment, Centerview applied the 25th and 75th percentile premia in such transactions to (1) the unaffected closing price of the shares on February 4, 2022 of $14.09, (2) the unaffected 30-day volume weighted average price for the shares of $15.94 and (3) the unaffected 52-week high for the shares of $19.50, which analyses resulted in ranges of implied share prices of $16.50 to $20.00, $18.00 to $21.50 and $18.00 to $21.75, respectively, per share of Company common stock.

General
The preparation of a financial opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion is not readily susceptible to summary description. In arriving at its opinion, Centerview did not draw, in isolation, conclusions from or with regard to any factor or analysis that it considered. Rather, Centerview made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of the analyses.
Centerview’s financial analyses and opinion were only one of many factors taken into consideration by the Special Committee in its evaluation of the merger and the other transactions contemplated by the merger agreement. Consequently, the analyses described above should not be viewed as determinative of the views of the Special Committee or management of the Company with respect to the merger consideration or as to whether the Special Committee would have been willing to determine that a different consideration was fair. The consideration for the transaction was determined through arm’s-length negotiations between the Company and Parent and was approved by the Special Committee. Centerview provided advice to the Special Committee during these negotiations. Centerview did not, however recommend any specific amount of consideration to the Special Committee or that any specific amount of consideration constituted the only appropriate consideration for the transaction.
Centerview is a securities firm engaged directly and through affiliates and related persons in a number of investment banking, financial advisory and merchant banking activities. In the two years prior to the date of its written opinion, except for its current engagement by the Special Committee, Centerview had not been engaged on a fee-paying basis to provide financial advisory or other services to the Company, and Centerview did not receive any compensation from the Company during such period. In the two years prior to the date of its written opinion, Centerview had not been engaged on a fee-paying basis to provide financial advisory or other services to Parent, CD&R, an affiliate of Parent, or Merger Sub, and Centerview did not receive any compensation from Parent, CD&R or Merger Sub during such period. Centerview may provide financial advisory and other services to or with respect to the Company, Parent, CD&R, or their respective affiliates, including portfolio companies of CD&R, in the future, for which Centerview may receive compensation. Certain (1) of Centerview’s and Centerview’s affiliates’ directors, officers, members and employees, or family members of such persons, (2) of Centerview’s affiliates or related investment funds and (3) investment funds or other persons in which any of the foregoing may have financial interests or with which they may co-invest, may at any time acquire, hold, sell or trade, in debt, equity and other securities or financial instruments (including derivatives, bank loans or other obligations) of, or investments in, the Company, Parent, CD&R or any of their respective affiliates, including portfolio companies of CD&R, or any other party that may be involved in the merger and the other transactions contemplated by the merger agreement.
The Special Committee selected Centerview based on Centerview’s reputation, experience both in the industry and with transactions of a similar nature to the potential transaction with CD&R, and independence. Centerview is an internationally recognized investment banking firm that has substantial experience in transactions similar to the merger and the other transactions contemplated by the merger agreement.
In connection with Centerview’s services as the financial advisor to the Special Committee, the Company has agreed to pay Centerview an transaction fee of $15,000,000, all of which is payable contingent upon consummation of the merger and the other transactions contemplated by the merger agreement and a fee of $5,000,000, which was payable upon the rendering of Centerview’s opinion. In addition, the Company has agreed to reimburse certain of Centerview’s expenses arising, and to indemnify Centerview against certain liabilities that may arise, out of Centerview’s engagement.
Other Presentations by Centerview
In addition to the presentation made to the Special Committee on March 5, 2022, which will be filed with the SEC as an exhibit to the Transaction Statement on Schedule 13E-3 (the “Schedule 13E-3”) and is described above, copies of preliminary illustrative presentations presented or delivered by Centerview to the Special Committee on October 25, 2021, November 23, 2021, December 14, 2021, January 7, 2022, February 9, 2022 and February 11, 2022 containing preliminary illustrative financial analyses also are attached as exhibits to such Schedule 13E-3.
A summary of these preliminary illustrative presentations is provided below. The following summaries, however, do not purport to be a complete description of these preliminary illustrative presentations or of the preliminary financial analyses performed by Centerview.
•
The preliminary illustrative presentation presented or delivered by Centerview to the Special Committee on October 25, 2021, filed as exhibit (c)(1) to the Schedule 13E-3, contains, among other information, (i) observations and perspectives on the Company’s historical financial performance and, based on Company management’s then-current standalone plan, projected financial performance, (ii) observations and perspectives on potential strategic alternatives and (iii) a preliminary financial analysis of the Company.

•
The preliminary illustrative presentation presented or delivered by Centerview to the Special Committee on November 23, 2021, filed as exhibit (c)(2) to the Schedule 13E-3, contains, among other information, (i) a review of the Special Committee’s initial response to the indicative valuation communicated by CD&R on November 12 and (ii) a preliminary financial analysis of CD&R’s updated indicative valuation of $23.00 in cash per share of Company common stock.

•
The preliminary illustrative presentation presented or delivered by Centerview to the Special Committee on December 14, 2021, filed as exhibit (c)(3) to the Schedule 13E-3, contains, among other information, a preliminary financial analysis of CD&R’s revised indicative valuation of $23.00 in cash per share of Company common stock based on Company management’s December 3 Projections.

•
The preliminary illustrative presentation presented or delivered by Centerview to the Special Committee on January 7, 2022, filed as exhibit (c)(4) to the Schedule 13E-3, contains, among other information, a preliminary financial analysis of CD&R’s revised indicative valuation of $23.50 in cash per share of Company common stock based on Company management’s January 3 Projections, with references to Company management’s December 3 projections.

•
The preliminary illustrative presentation presented or delivered by Centerview to the Special Committee on February 9, 2022, filed as exhibit (c)(5) to the Schedule 13E-3, contains, among other information, a preliminary financial analysis of CD&R’s revised indicative valuation of $24.50 in cash per share of Company common stock.

•
The preliminary illustrative presentation presented or delivered by Centerview to the Special Committee on February 11, 2022, filed as exhibit (c)(6) to the Schedule 13E-3, contains, among other information, a preliminary financial analysis of CD&R’s revised indicative valuation of $24.65 in cash per share of Company common stock based on Company management’s February 3 projections.

None of these other preliminary illustrative presentations by Centerview, alone or together, constitute, or form the basis of, an opinion of Centerview with respect to the consideration payable under the merger agreement, and the preliminary illustrative financial analyses therein were based on economic, monetary, market and other conditions as in effect on, and the information made available to Centerview as of, the dates of the respective presentations.

Purpose and Reasons of the Company for the Merger
The Company’s purpose for engaging in the merger is to enable its stockholders to receive the merger consideration, which represents a per share premium of approximately (1) 75% above the closing price of the shares of Company common stock as of February 4, 2022, the last trading day prior to speculation in the market regarding a potential transaction, (2) 26% above the 52-week high closing price of the shares of Company common stock as of February 4, 2022, and (3) 7% above the highest closing price of the shares of Company common stock in the 10 years prior to February 4, 2022, which high was achieved in June 2018. The Special Committee and the Board believe that the merger provides the best opportunity to maximize stockholder value. The Company has determined to undertake the merger at this time based on the analyses, determinations and conclusions of the Special Committee and the Board described in detail above under the section of this proxy statement entitled “Special Factors — Reasons for the Merger; Recommendation of the Board; Fairness of the Merger.”
Purpose and Reasons of the CD&R Entities for the Merger
Under the SEC rules governing “going-private” transactions, each of the CD&R Entities is an affiliate of the Company and, therefore, required to express their reasons for the merger to the Company’s unaffiliated stockholders, as defined in Rule 13e-3 of the Exchange Act. The CD&R Entities are making the statements included in this section solely for the purpose of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act. For the CD&R Entities, the primary purpose of the merger is to allow Parent to own equity interests in the Company and to bear the rewards and risks of such ownership after the merger is completed and the shares of Company common stock cease to be publicly traded. The CD&R Entities believe that structuring the transaction as a merger is preferable to other transaction structures because it (1) will enable Parent to acquire all of the shares of Company common stock at the same time, (2) will allow the Company to cease to be a publicly registered and reporting company, and (3) represents an opportunity for the Company’s unaffiliated stockholders to receive the merger consideration in cash, without interest and less any applicable withholding taxes, subject to and in accordance with the terms and conditions of the merger agreement.
Plans for the Company After the Merger
Following completion of the merger, Merger Sub will have been merged with and into the Company, with the Company surviving the merger as a subsidiary of Parent. The shares of Company common stock are currently listed on the NYSE and registered under the Exchange Act. Following completion of the merger, there will be no further market for the shares of Company common stock and, as promptly as practicable following the effective time and in compliance with applicable law, Company common stock will be delisted from the NYSE, deregistered under the Exchange Act and will cease to be publicly traded.
Given the CD&R Stockholders’ long-standing ownership stake in the Company, the CD&R Entities currently anticipate that the Company’s strategy and operations will initially be conducted following completion of the merger substantially as they are currently being conducted (except that the Company will cease to be a public company and will instead be a wholly owned subsidiary of Parent). The CD&R Entities believe that, as a private company, the Company will be able to improve its ability to execute quickly and effectively on a series of existing value creation levers, including improving manufacturing productivity and service levels, accelerating new product innovation and with respect to the acquisition and integration of accretive M&A targets (however, no definitive contracts, arrangements, plans, proposals, commitments or understanding currently exist with respect to such acquisitions). Following completion of the merger, the CD&R Entities will continue to assess the Company’s assets, corporate and capital structure, capitalization, operations, business, properties and personnel to determine what additional changes, if any, would be desirable to enhance the business and operations of the Company.
From and after the effective time, the officers of the Company at the effective time will be the officers of the Surviving Corporation and the directors of Merger Sub immediately prior to the Effective Time will be the directors of the Surviving Corporation, in each case, to hold office in accordance with the certificate of incorporation and bylaws of the Surviving Corporation until their death, resignation or removal or until their respective successors have been duly elected or appointed and qualified in accordance with the DGCL or the certificate of incorporation and bylaws of the Surviving Corporation, as the case may be.

Recent Developments
On April 10, 2022, the Company entered into a Membership Interest Purchase Agreement (which we refer to as the “Coil Coatings Purchase Agreement”) with BlueScope Steel North America Corporation, a Delaware corporation (“BlueScope”) and a subsidiary of BlueScope Steel Limited, to sell the Company’s metal coil coatings business to BlueScope for an aggregate purchase price of $500 million in cash, subject to certain customary adjustments (the “Coil Coatings Transaction”). The Coil Coatings Transaction is subject to the satisfaction of customary closing conditions, including the expiration or termination of the waiting period under the HSR Act. Subject to the satisfaction or waiver of certain conditions and the other terms and conditions of the Coil Coatings Purchase Agreement, the Coil Coatings Transaction is expected to close in the second half of 2022. Pursuant to the merger agreement, Parent consented to the Company’s entry into the Coil Coatings Purchase Agreement. Neither the entry into the Coil Coatings Purchase Agreement nor the consummation of the Coil Coatings Transaction will result in any change to the merger consideration to be paid to holders of shares of Company common stock in connection with the merger.
Certain Effects of the Merger
If the Company’s stockholders approve the Merger Agreement Proposal and all other conditions to the closing of the merger are either satisfied or waived, Merger Sub will merge with and into the Company, with the Company surviving the merger as a subsidiary of Parent.
Treatment of the Shares of Company Common Stock
Each share of Company common stock issued and outstanding immediately prior to the effective time of the merger (other than the excluded shares) will be converted into the right to receive from Parent $24.65 in cash per share, without interest, less any applicable withholding taxes. Each share of Company common stock issued and outstanding immediately prior to the effective time of the merger that is held by Merger Sub or by the Company and not held on behalf of third parties will be cancelled without payment of any consideration. Each share of Company common stock issued and outstanding immediately prior to the effective time of the merger that is held by Parent and the CD&R Funds (in the case of shares of Company common stock held by CD&R Fund VIII, solely to the extent such shares are not validly transferred or sold to Parent prior to closing), will be converted into one share of common stock of the Surviving Corporation. Each share of common stock of Merger Sub issued and outstanding immediately prior to the effective time will be converted into one share of common stock of the Surviving Corporation.
Treatment of Company Equity Awards
At the effective time of the merger: (1) each then outstanding and vested stock option will be cancelled and converted into the right to receive an amount in cash equal to the product of (x) the excess, if any, of the merger consideration over the exercise price per share of such stock option and (y) the number of shares subject to such stock option; (2) each then outstanding and unvested stock option will be cancelled and converted into a contingent contractual right to receive a payment in cash from the Surviving Corporation equal to the product of (x) the excess, if any, of the merger consideration over the exercise price per share of such stock option and (y) the number of shares subject to such stock option, and such resulting cash-based award will be subject to the same terms and conditions as are applicable to the corresponding stock option (including time-based vesting conditions but excluding provisions related to exercise); (3) each then outstanding restricted stock unit corresponding to shares of Company common stock (a “Company RSU Award”) will be cancelled and converted into a contingent contractual right to receive a cash payment from the Surviving Corporation equal to (x) the number of shares subject to such Company RSU Award multiplied by (y) the merger consideration, and such resulting cash-based award will be subject to the same terms and conditions as are applicable to the corresponding Company RSU Award (including time-based vesting conditions); (4) each then outstanding performance-based share unit award (a “Company PSU Award”) (I) granted during the 2020 calendar year (each, a “2020 Company PSU Award”) or (II) granted during the 2021 calendar year to the Company’s Chief Executive Officer or the Chief Executive Officer’s direct reports (each, a “2021 Company Executive PSU Award”) will be cancelled and converted into a contingent contractual right to receive a cash payment from the Surviving Corporation equal to (A) the number of performance share units earned under the terms of the applicable award agreement, but with the applicable total shareholder return metric determined using a per share price equal to the merger consideration and the EBITDA-based metric determined based on actual performance as of the end of the performance period applicable to such Company PSU Award multiplied by (B) the merger consideration, with the resulting cash-based award subject to the same terms and conditions as are applicable to the corresponding 2020 Company PSU Award or 2021 Company Executive PSU Award (including time-based vesting conditions and EBITDA-based vesting conditions, but excluding any vesting conditions based on total shareholder return); and (5) each then outstanding Company PSU Award granted during the 2021 calendar year that is not a 2021 Company Executive PSU Award (each, a “2021 Company Non-Executive PSU Award”) will be cancelled and converted into a contingent contractual right to receive a cash payment from the Surviving Corporation equal to (A) the number of performance-based share units earned under the terms of the applicable award agreement, but with the applicable total shareholder return determined using a per share price equal to the merger consideration and the EBITDA-based metric in the applicable award agreement deemed achieved at target performance and determined without proration for any portion of the performance period that has not yet been completed, multiplied by (B) the merger consideration.
Benefits of the Merger for the Company’s Unaffiliated Stockholders
The primary benefit of the Merger to the unaffiliated stockholders will be their right to receive the merger consideration of $24.65 in cash per share of Company common stock, less applicable withholding taxes, as described above, which represents a per share premium of approximately (1) 75% above the closing price of the shares of Company common stock as of February 4, 2022, the last trading day prior to speculation in the market regarding a potential transaction, (2) 26% above the 52-week high closing price of the shares of Company common stock as of February 4, 2022, and (3) 7% above the highest closing price of the shares of Company common stock in the 10 years prior to February 4, 2022, which high was achieved in June 2018. Additionally, such stockholders will avoid the risk after the merger of any possible decrease in our future earnings, growth or value.
Detriments of the Merger to the Company’s Unaffiliated Stockholders
The primary detriments of the merger to our unaffiliated stockholders include the lack of an interest of such stockholders in the potential future earnings, growth or value realized by the Company after the merger.
Certain Effects of the Merger for Parent
Following the consummation of the merger, Parent will own all of the equity interests of the Company and be the sole beneficiary of future earnings, growth and value, and will be the only one entitled to vote on corporate matters affecting the Company.
Additionally, following the merger, the shares of Company common stock will be delisted from the NYSE, will be deregistered under the Exchange Act and will cease to be publicly traded. See the section of this proxy statement entitled “Special Factors — Plans for the Company After the Merger.” As such, the Company will be relieved of the requirements applicable to public companies, including the pressure to meet analyst forecasts and the requirements and restrictions on trading that directors, officers and beneficial owners of more than 10% of the shares of the common stock face as a result of the provisions of Section 16 of the Exchange Act. The Company will also be relieved of the obligation to separately prepare and furnish information to its stockholders. Parent will benefit from any regulatory compliance cost savings realized by the Company after it becomes a private company.
The primary detriments of the merger to Parent include the fact that all of the risk of any possible decrease in the future earnings, growth or value of the Company following the merger will be borne by Parent. Additionally, Parent’s ownership of the Company will be illiquid, with no public trading market for such securities.
Certain Effects on the Company if the Merger Is Not Completed
If the Merger Agreement Proposal is not approved by the Company’s stockholders or if the merger is not completed for any other reason, the Company’s stockholders will not receive any payment for their shares of Company common stock in connection with the merger. Instead, the Company will remain an independent public company, and the shares of Company common stock will continue to be quoted on the NYSE, for so long as it continues to meet eligibility listing standards. In addition, if the merger is not completed, the Company expects that management will operate the Company’s business in a manner similar to that in which it is being operated today and that the Company’s stockholders will continue to be subject to the same risks and opportunities to which they are currently subject, including, without limitation, risks related to the residential and commercial construction, manufactured housing or remodeling and renovation industries in which the Company operates, and adverse economic conditions. You should also read and consider carefully the other information in this proxy statement, the annexes to this proxy statement and the documents incorporated by reference herein, including the risk factors contained in the Company’s Annual Report on Form 10-K and other SEC filings. See the section of this proxy statement entitled “Where You Can Find More Information.”
Failure to complete the merger could negatively impact the Company’s business and the market price of the shares of Company common stock.
If the merger is not completed, and depending on the circumstances that would have caused the merger not to be completed, the price of the shares of Company common stock may decline significantly. If that were to occur, it is uncertain when, if ever, the price of the shares of Company common stock would return to the price at which the shares of Company common stock are trading as of the date of this proxy statement. Accordingly, if the merger is not completed, there can be no assurance as to the effect of these risks and opportunities on the future value of your shares of Company common stock. If the merger is not completed, the Board will continue to evaluate and review the Company’s business operations, properties, dividend policy, share repurchase policy and capitalization, among other things, make such changes as are deemed appropriate and continue to seek to identify strategic alternatives to enhance stockholder value. If the Merger Agreement Proposal is not approved by the Company’s stockholders or if the merger is not completed for any other reason, there can be no assurance that any other transaction acceptable to the Company will be offered or that the Company’s business, financial condition or results of operation will not be adversely impacted.
If the merger is not completed for any reason, we will be subject to a number of material risks, including the disruption to our business resulting from the announcement of the signing of the merger agreement, the diversion of management’s attention from our day-to-day business, and the substantial restrictions imposed by the merger agreement on the operation of our business during the period before the completion of the merger, which may make it difficult for us to achieve our business goals if the merger does not occur. In addition, CD&R and its affiliates would continue to hold a substantial portion of the outstanding shares of our common stock.
Failure to complete the merger could trigger the payment of a termination fee.
If the merger agreement is terminated, under specified conditions, including as a result of a change in the recommendation of the Board or the Special Committee or by termination by the Company of the merger agreement to enter into an alternative acquisition agreement providing for a superior proposal, or, if the merger agreement is terminated (in certain circumstances) and the Company enters into or completes an alternative transaction within 12 months, the Company will be required to pay Parent a termination fee of $105,000,000.
If the merger agreement is terminated by the Company due to Parent’s failure to close or Parent’s uncured breach, or by Parent due to the failure to close before the outside date while the Company could have terminated for other reasons, Parent will be required to pay the Company a termination fee of $210,000,000. See the section of this proxy statement entitled “The Merger Agreement — Termination —  Company Termination Fee.”
Unaudited Prospective Financial Information of the Company
The Company’s management does not as a matter of course make public projections as to future performance, revenues, earnings or other results beyond the next fiscal quarter due to, among other reasons, the uncertainty, unpredictability and subjectivity of the underlying assumptions and estimates. The

Company is especially reluctant to disclose projections for extended periods due to the increasing uncertainty, unpredictability and subjectivity of such assumptions and estimates when applied to time periods further in the future. As a result, the Company does not endorse projections or other unaudited prospective financial information as a reliable indication of future results. However, in connection with the Special Committee’s evaluation of a potential transaction, the Company’s management independently prepared certain unaudited prospective financial information for fiscal years 2022 through 2026, which we refer to generally as “Projections,” and the final version of which we refer to as the “February 3 Projections.” The February 3 Projections were made available to the Special Committee and the Board in connection with their consideration and evaluation of the merger, and were provided to Centerview in connection with its financial analyses and opinion. At the direction of the Special Committee, the February 3 Projections were also made available to CD&R.
The Company is including a summary of the February 3 Projections in this proxy statement in order to provide the Company’s stockholders with access to the final projections that were made available to, and approved by, the Special Committee and the Board in connection with their evaluation of the merger, made available to CD&R in connection with its due diligence review and made available to Centerview, and which Centerview was instructed by the Special Committee to use, in connection with its financial analyses and opinion.
February 3 Projections
The following table presents a summary of the February 3 Projections:(1)
($ in millions)	2022E	2023E	2024E	2025E	2026E
Revenue	$6,428	$6,766	$6,778	$6,857	$7,175
Adjusted EBITDA(2)(6)	730	833	859	893	972
EBIT(3)(6)	453	581	632	690	793
Net Operating Profit After Tax(4)(6)	317	407	442	483	555
Unlevered Free Cash Flow(5)(6)	684	499	565	569	582

(1)
The February 3 Projections are on a pro forma basis for acquisitions and divestitures completed by the Company.

(2)
“Adjusted EBITDA” is defined as Net Income, plus tax expense, plus interest expense, plus depreciation and amortization, minus Non-Operating Gains, plus Non-Operating Losses.

(3)
‘‘EBIT’’ is defined as Adjusted EBITDA minus depreciation & amortization.

(4)
“Net Operating Profit After Tax” is defined as Net Income, plus tax expense, plus interest expense, minus Non-Operating Gains, plus Non-Operating Losses, multiplied by one minus tax rate.

(5)
“Unlevered Free Cash Flow” is defined as Net Operating Profit After Tax, plus Change in Working Capital, plus Depreciation Expense, plus Amortization Expense, minus Capital Spending.

(6)
Burdened by $20 million per year of stock-based compensation expense (i.e., stock-based compensation is treated as a cash expense and not being added back to these metrics).

Prior Iterations of the Projections
In October 2021, the Company’s management shared with the Special Committee preliminary unaudited prospective financial information for fiscal years 2022 through 2026 under three scenarios, a base case, an upside case and a downside case (which we refer to collectively as the “Preliminarily Presented Projections”), that management had begun to prepare to assist the Special Committee in connection with a potential transaction but which had not previously been presented to or reviewed or adopted by the Special Committee or the Board. Neither the base case nor the upside case assumed any recession at any point during the five-year projection period. The Preliminarily Presented Projections were discussed with and made available to the Special Committee and Centerview in October 2021, and although the Special Committee did not adopt or take a view on such projections at the time, the Special Committee authorized Centerview and the Company’s management to provide the base case and upside case portions of these projections to CD&R.
In early December 2021, after more than a month of additional work, and taking into account feedback from the Special Committee, the Company’s management presented to the Special Committee projections under a single scenario for fiscal years 2022 through 2026 (the “December 3 Projections”). The December 3 Projections reflected, among other things, the assumption of a recession affecting both the Company’s residential and commercial businesses during the projections period, which had not been present in prior iterations of base case projections.  The December 3 Projections were discussed with and made available to the Special Committee and Centerview in December 2021.
In early January 2022, the Company’s management subsequently updated the December 3 Projections to reflect a downward revision to management’s forecast for fiscal year 2022 after considering, in their best judgment, the probable impact of the current market environment on the Company’s business, with particular focus on the ability of Cornerstone to achieve operational improvements in one of its significant business lines, and the likelihood of maintaining favorable steel pricing (the “January 3 Projections”). The January 3 Projections were discussed with and made available to the Special Committee and Centerview in January. The January 3 Projections were not provided to CD&R, but were used by Centerview, at the direction of the Special Committee, to prepare additional financial analyses for consideration by the Special Committee.
In late January 2022 and early February 2022, the Company’s management prepared the February 3 Projections, which were an update to the January 3 Projections to reflect (1) the additional pro forma contributions to revenue, free cash flow and other financial metrics from UCC, which had been acquired by the Company at the end of fiscal year 2021, (2) actual rather than estimated balance sheet figures as of December 31, 2021, (3) management’s updated estimate of net working capital over the projection period, and (4) management’s updated estimate of amortization charges over the projection period.
The Company is including a summary of each of the Preliminarily Presented Projections, the December 3 Projections and the January 3 Projections in this proxy statement in order to provide the Company’s stockholders with access to additional information that was previously made available to the Special Committee and Centerview and, in the case of the base case and the upside case contained in the Preliminarily Presented Projections, CD&R, in connection with the uses described above. The Preliminarily Presented Projections, the December 3 Projections, the January 3 Projections and the February 3 Projections are referred to collectively as the “Projections.”
January 3 Projections
The following table presents a summary of the January 3 Projections:(1)
($ in millions)	2022E	2023E	2024E	2025E	2026E
Revenue	$6,185	$6,510	$6,518	$6,609	$6,920
Adjusted EBITDA(2)(6)	705	800	824	869	955
EBIT(3)(6)	421	511	532	573	654
Net Operating Profit After Tax(4)(6)	294	358	372	401	458
Unlevered Free Cash Flow(5)(6)	399	514	551	556	577

(1)
The January 3 Projections do not reflect the acquisition of Union Corrugated Company Holdings, which was acquired by the Company at the end of 2021.

(2)
“Adjusted EBITDA” is defined as Net Income, plus tax expense, plus interest expense, plus depreciation and amortization, minus Non-Operating Gains, plus Non-Operating Losses.

(3)
‘‘EBIT’’ is defined as Adjusted EBITDA minus depreciation & amortization.

(4)
“Net Operating Profit After Tax” is defined as Net Income, plus tax expense, plus interest expense, minus Non-Operating Gains, plus Non-Operating Losses, multiplied by one minus tax rate.

(5)
“Unlevered Free Cash Flow” is defined as Net Operating Profit After Tax, plus Change in Working Capital, plus Depreciation Expense, plus Amortization Expense, minus Capital Spending.

(6)
Burdened by $20 million per year of stock-based compensation expense (i.e., stock-based compensation is treated as a cash expense and not being added back to these metrics).

December 3 Projections
The following table presents a summary of the December 3 Projections:(1)
($ in millions)	2022E	2023E	2024E	2025E	2026E
Revenue	$6,235	$6,562	$6,572	$6,660	$6,972
Adjusted EBITDA(2)(6)	755	852	878	920	1,007
EBIT(3)(6)	471	563	585	623	706
Net Operating Profit After Tax(4)(6)	329	394	410	436	494
Unlevered Free Cash Flow(5)(6)	427	549	587	590	612

(1)
The December 3 Projections do not reflect the acquisition of Union Corrugated Company Holdings, which was acquired by the Company at the end of 2021.

(2)
“Adjusted EBITDA” is defined as Net Income, plus tax expense, plus interest expense, plus depreciation and amortization, minus Non-Operating Gains, plus Non-Operating Losses.

(3)
‘‘EBIT’’ is defined as Adjusted EBITDA minus depreciation & amortization.

(4)
“Net Operating Profit After Tax” is defined as Net Income, plus tax expense, plus interest expense, minus Non-Operating Gains, plus Non-Operating Losses, multiplied by one minus tax rate.

(5)
“Unlevered Free Cash Flow” is defined as Net Operating Profit After Tax, plus Change in Working Capital, plus Depreciation Expense, plus Amortization Expense, minus Capital Spending.

(6)
Burdened by $20 million per year of stock-based compensation expense (i.e., stock-based compensation is treated as a cash expense and not being added back to these metrics).

Preliminarily Presented Projections
Downside Case. The following table presents a summary of the downside case projections contained in the Preliminarily Presented Projections:(1)
($ in millions)	2022E	2023E	2024E	2025E	2026E
Revenue	$6,061	$6,290	$6,346	$6,443	$6,749
Adjusted EBITDA(2)(4)	692	755	798	853	943
Unlevered Free Cash Flow(3)(4)	375	516	542	560	585

(1)
The Preliminarily Presented Projections do not reflect the acquisition of Union Corrugated Company Holdings, which was acquired by the Company at the end of 2021.

(2)
“Adjusted EBITDA” is defined as Net Income, plus tax expense, plus interest expense, plus depreciation and amortization, plus stock-based compensation, minus Non-Operating Gains, plus Non-Operating Losses.

(3)
“Unlevered Free Cash Flow” is defined as Net Operating Profit After Tax, plus Change in Working Capital, plus Depreciation Expense, plus Amortization Expense, minus Capital Spending.

(4)
Unburdened by $19 million per year of stock-based compensation expense (i.e., stock-based compensation is added back to these metrics).

Base Case. The following table presents a summary of the base case projections contained in the Preliminarily Presented Projections:(1)
($ in millions)	2022E	2023E	2024E	2025E	2026E
Revenue	$6,235	$6,601	$6,947	$7,318	$7,767
Adjusted EBITDA(2)(4)	775	880	981	1,090	1,216
Unlevered Free Cash Flow(3)(4)	389	562	599	652	719

(1)
The Preliminarily Presented Projections do not reflect the acquisition of Union Corrugated Company Holdings, which was acquired by the Company at the end of 2021.

(2)
“Adjusted EBITDA” is defined as Net Income, plus tax expense, plus interest expense, plus depreciation and amortization, plus stock-based compensation, minus Non-Operating Gains, plus Non-Operating Losses.

(3)
“Unlevered Free Cash Flow” is defined as Net Operating Profit After Tax, plus Change in Working Capital, plus Depreciation Expense, plus Amortization Expense, minus Capital Spending.

(4)
Unburdened by $20 million per year of stock-based compensation expense (i.e., stock-based compensation is added back to these metrics).

Upside Case. The following table presents a summary of the upside case projections contained in the Preliminarily Presented Projections:(1)
($ in millions)	2022E	2023E	2024E	2025E	2026E
Revenue	$6,349	$6,865	$7,408	$7,981	$8,702
Adjusted EBITDA(2)(4)	861	1,035	1,218	1,410	1,628
Unlevered Free Cash Flow(3)(4)	434	652	741	851	974

(1)
The Preliminarily Presented Projections do not reflect the acquisition of Union Corrugated Company Holdings, which was acquired by the Company at the end of 2021.

(2)
“Adjusted EBITDA” is defined as Net Income, plus tax expense, plus interest expense, plus depreciation and amortization, plus stock-based compensation, minus Non-Operating Gains, plus Non-Operating Losses.

(3)
“Unlevered Free Cash Flow” is defined as Net Operating Profit After Tax, plus Change in Working Capital, plus Depreciation Expense, plus Amortization Expense, minus Capital Spending.

(4)
Unburdened by $23 million per year of stock-based compensation expense (i.e., stock-based compensation is added back to these metrics).

Additional Information About the Projections
The inclusion of the Projections in this proxy statement should not be regarded as an indication that any of the Company or any of its affiliates, advisors or representatives have considered the Projections to be predictive of actual future events, and the Projections should not be relied upon as such. This summary of these internal financial Projections is not being included in this proxy statement to influence your decision whether to vote in favor of any proposal. The Company advises the recipients of the Projections that its internal financial forecasts upon which the Projections were based are subjective in many respects.
Although presented with numerical specificity, the Projections were based on numerous variables, assumptions and estimates as to future events made by the Company’s management that the Company’s management believed were reasonable at the time the Projections were prepared, taking into account the relevant information available to management at the time. These variables, assumptions and estimates are inherently uncertain and many are beyond the control of the Company. Important factors that may affect actual results and cause these internal financial Projections to not be achieved include, but are not limited to, risks and uncertainties relating to the business of the Company (including its ability to achieve strategic goals, objectives and targets over applicable periods), industry performance, the regulatory and competitive environment, changes in technology, general business and economic conditions and other risk factors referenced in the section of this proxy statement entitled “Cautionary Statement Concerning Forward-Looking Information.” Various assumptions underlying the Projections may not prove to have been, or may no longer be, accurate. The Projections may not be realized, and actual results may be significantly higher or lower than projected in the Projections. The Projections summarized above do not give effect to the merger. The Projections also reflect assumptions as to certain business strategies or plans that are subject to change. The Projections do not take into account any circumstances or events occurring after the date they were prepared. The Projections cover multiple years, and such information by its nature becomes less predictive with each successive year. As a result, the inclusion of the Projections in this proxy statement should not be relied on as necessarily predictive of actual future events and actual results may differ materially (and will differ materially if the merger and the other transactions contemplated by the merger agreement are completed) from the Projections. For all of these reasons, the internal financial Projections, and the assumptions upon which they are based, (i) are not guarantees of future results; (ii) are inherently speculative; and (iii) are subject to a number of risks and uncertainties. As a result, actual results may differ materially from those contained in these internal financial Projections. Accordingly, there can be no assurance that the Projections will be realized.
The Projections were prepared solely for internal use and to assist the Special Committee and the Board with their consideration and evaluation of the transactions, including the merger, Centerview with its financial analyses and opinion and CD&R with its due diligence review of the Company, and although they were prepared on an accounting basis consistent with the Company’s financial statements, they were not prepared with a view toward public disclosure or toward compliance with published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. The Projections included in this document have been prepared by, and are the responsibility of, the Company. Neither the Company’s independent auditor nor any other independent accountant has compiled, examined or performed any procedures with respect to the Projections, nor have they expressed any opinion or any other form of assurance on such information or its achievability.
Adjusted EBITDA, Net Operating Profit After Tax and Unlevered Free Cash Flow contained in the Projections are “non-GAAP financial measures,” where are financial performance measures that are not calculated in accordance with GAAP. The non-GAAP financial measures used in the Projections were relied upon by Centerview for purposes of its opinion and by the Board and the Special Committee in connection their evaluation of the merger. The SEC rules which would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure do not apply to non-GAAP financial measures included in disclosures relating to a proposed business combination such as the merger if the disclosure is included in a document such as this proxy statement. In addition, reconciliations of non-GAAP financial measures were not relied upon by Centerview for purposes of its opinion or by the Board or the Special Committee in connection with their evaluation of the merger. Accordingly, the Company has not provided a reconciliation of the financial measures included in the Projections to the relevant GAAP financial measures. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as used by the Company may not be comparable to similarly titled amounts used by other companies. Furthermore, there are limitations inherent in non-GAAP financial measures because they exclude charges and credits that are required to be included in a GAAP presentation. Accordingly, these non-GAAP financial measures should be considered together with, and not as an alternative to, financial measures prepared in accordance with GAAP.
For these reasons, as well as the basis and assumptions on which the Projections were compiled, the inclusion of specific portions of the Projections in this proxy statement should not be regarded as an indication that such Projections will be an accurate prediction of future events, and they should not be relied on as such. None of the Company or any of its affiliates, advisors, officers, directors, partners or representatives (including Centerview) can give you any assurance that actual results will not differ from these Projections. Except as required by applicable law, none of the Company or any of its affiliates, advisors, officers, directors, partners or representatives (including Centerview) undertake any obligation to update or otherwise revise or reconcile the Projections or the specific portions presented to reflect circumstances existing after the date the Projections were generated or to reflect the occurrence of future events, even in the event that any or all of the assumptions are shown to be in error. Therefore, readers of this proxy statement are cautioned not to place undue, if any, reliance on the specific portions of the Projections set forth below. None of the Company or any of its affiliates, advisors, officers, directors, partners or representatives (including Centerview) intend to make publicly available any update or other revision to these Projections. In addition, none of the Company or any of its affiliates, advisors, officers, directors, partners or representatives (including Centerview) have made, make, or are authorized in the future to make, any representation to any stockholder or other person regarding the Company’s ultimate performance compared to the information contained in the Projections or that projected results will be achieved, and any statements to the contrary should be disregarded. The Company has made no representation to Parent or CD&R, in the merger agreement or otherwise, concerning the Projections.
Interests of Executive Officers and Directors of the Company in the Merger
In considering the recommendation of the Board that the stockholders of the Company adopt the merger agreement, the Company’s stockholders should be aware that the executive officers and directors of the Company have certain interests in the transactions that may be different from, or in addition to, the interests of the Company’s stockholders generally. The Special Committee and the Board were aware of these interests and considered them, among other matters, in approving the merger agreement and the transactions contemplated by it, including the merger, and in making their recommendations that the Company’s stockholders approve the merger agreement.
In addition to the matters described below, four directors, Messrs. Krenicki, O’Brien, Sleeper and Zrebiec, were designated by CD&R as directors on the Board (they recused themselves from deliberations regarding the merger due to their affiliation with Parent).
For purposes of this disclosure, we have included the named executive officers of the Company for the Company’s annual report filed on Form 10-K/A for the fiscal year ended December 31, 2021 (which we refer to together as the “NEOs”), which includes each of the Company’s current executive officers. As such, our NEOs are:
•
Rose Lee, President and Chief Executive Officer;

•
Jeffrey S. Lee, Executive Vice President, Chief Financial Officer and Chief Accounting Officer;

•
Katy K. Theroux, Executive Vice President and Chief Human Resources Officer;

•
James F. Keppler, Executive Vice President, Operations;

•
Alena S. Brenner, Executive Vice President, General Counsel and Corporate Secretary; and

•
James S. Metcalf, former Chief Executive Officer and Executive Chairman.

The closing of the transactions contemplated by the merger agreement will not constitute a “change in control” under the employment agreements that the Company’s executive officers are party to and/or the compensation arrangements in which they or the Company’s directors participate. The treatment of the Company’s equity awards and certain other compensation arrangements in connection with the merger is provided in the merger agreement and is detailed below.
Treatment of Company Equity Awards
Options
At the effective time, each then vested and outstanding stock option to purchase shares of Company common stock (a “Company Option”) will automatically be cancelled and converted into the right to receive, no later than the second regularly scheduled payroll of the Company following the date of the closing of the merger, an amount in cash, without interest and less applicable tax withholdings, equal to the product of (1) the number of shares of common stock subject to such Company Option immediately prior to the effective time multiplied by (2) the excess, if any, of (A) the merger consideration over (B) the exercise price per share of such Company Option.

At the effective time, each then unvested and outstanding Company Option will automatically be cancelled and converted into a contingent contractual right to receive a payment in an amount in cash from the Surviving Corporation equal to the product of (1) the number of shares of common stock subject to such option immediately prior to the effective time multiplied by (2) the excess, if any, of (A) the merger consideration over (B) the exercise price per share of such Company Option. The resulting cash-based award will be subject to the same terms and conditions (including time-based vesting conditions) as are applicable to the corresponding Company Option.
Each Company Option (whether vested or unvested) for which the exercise price per share is equal to or greater than the merger consideration will be cancelled at the closing of the merger without payment of consideration.
Restricted Stock Units
At the effective time, each then outstanding Company RSU Award will be cancelled and converted into a contingent contractual right to receive a payment in an amount in cash from the Surviving Corporation equal to (1) the number of shares subject to such Company RSU Award multiplied by (2) the merger consideration. The resulting cash-based award will be subject to the same terms and conditions (including time-based vesting conditions) as are applicable to the corresponding Company RSU Award.
The Company RSU Awards held by the 12 Company non-employee directors that were granted in 2021 are expected to be amended so that they vest in full immediately prior to the closing of the merger if they do not vest in the ordinary course prior to such time.
Performance-based Share Units
At the effective time, each then outstanding 2020 Company PSU Award and 2021 Company Executive PSU Award will automatically be cancelled and converted into a contingent contractual right to receive a payment in an amount in cash from the Surviving Corporation equal to the product of (i) the Earned PSUs (as defined below) applicable to such Company PSU Award multiplied by (ii) the merger consideration. “Earned PSUs” means the number of performance share units earned under the terms of the applicable award agreement, but with the applicable total shareholder return metric determined using a per share price equal to the merger consideration and the EBITDA-based metric determined based on actual performance as of the end of the performance period applicable to such Company PSU Award. The resulting cash-based award will be subject to the same terms and conditions (including time-based vesting conditions, but excluding any vesting conditions based on total shareholder return) as are applicable to the corresponding Company PSU Award. In the event of a qualifying termination (i.e., upon termination by the Company without “cause” or by the employee with “good reason”), pursuant to the existing terms of the Company PSU Awards, a prorated portion of any award for which the performance period is at least 50% complete will vest.
At the effective time, each then outstanding 2021 Company Non-Executive PSU Award will automatically vest with respect to the number of performance-based share units as set forth in clause (A) below and be cancelled and converted into the right to receive, within 60 days following the effective time (or at such later time as would not result in the imposition of a penalty under Section 409A of the Code), an amount in cash from the Surviving Corporation, without interest and less applicable tax withholdings, equal to (A) the number of performance-based share units earned under the terms of the applicable award agreement, but with the applicable total shareholder return determined using a per share price equal to the merger consideration and the EBITDA-based metric in the applicable award agreement deemed achieved at target performance and determined without proration for any portion of the performance period that has not yet been completed, multiplied by (B) the merger consideration.
For an estimate of the amounts that would be payable to each of the Company’s NEOs on settlement of their unvested Company equity awards, see the section of this proxy statement entitled “Special Factors — Interests of Executive Officers and Directors of the Company in the Merger — Golden Parachute Compensation” below. The estimated aggregate amount that would be realized by the 12 Company non-employee directors in respect of their unvested Company RSU Awards as of April 1, 2022 is $2,261,859. Messrs. Krenicki, Sleeper and Zrebiec assign all of the compensation each would receive for his service as a director, including Company RSU Awards, to CD&R.

Common Stock
At the effective time, each issued share of Company common stock held by our executives and directors shall be treated in the same manner as the shares of Company common stock held by our public stockholders, as discussed above in the section of this proxy statement entitled “Certain Effects of the Merger — Benefits of the Merger for the Company’s Unaffiliated Stockholders.” Based on each stockholders’ right to receive the merger consideration of $24.65 in cash per share of Company common stock, the estimated amount that would be realized by each of the NEOs in respect to their beneficially owned shares of Company common stock is as follows: $216,156 in the case of Ms. Brenner, $1,220,249 in the case of Mr. Keppler, $8,363,992 in the case of Mr. Lee, $0 in the case of Ms. Lee, $19,070,719 in the case of Mr. Metcalf, and $2,958,863 in the case of Ms. Theroux. The estimated aggregate amount that would be realized by the 12 Company non-employee directors in respect to their beneficially owned shares of Company common stock is $25,371,234. For further information pertaining to the beneficial ownership of our executives and directors, see the section of this proxy statement entitled “Security Ownership of Certain Beneficial Owners and Management,” below.
Employment Agreements with Named Executive Officers
Each NEO other than Mr. Metcalf has an employment agreement with the Company providing for severance payments and termination benefits upon a termination of an NEO’s employment that is a qualifying termination (i.e., upon termination by the Company without “cause” or by the employee with “good reason”). The merger will not constitute a “change in control” for purposes of the NEO’s employment agreements.
Where a qualifying termination occurs, other than in connection with a change in control of the Company, each employment agreement provides for (1) payment of one times (two times, in the case of Ms. Lee) the NEO’s annual salary at the highest annualized rate in effect during the one-year period immediately preceding the date of termination, payable in equal installments on regular payroll dates over the course of the one-year period (two-year period, in the case of Ms. Lee) immediately following the date of termination, (2) a prorated annual bonus based on actual performance in the year of termination, payable in a lump sum not later than March 15th of the year following the year in which the date of termination occurs, (3) a maximum of 12 months of continued coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”) coverage (in the case of Ms. Lee, a lump sum cash payment equal to 18 months of the premium cost of family medical coverage at the active-employee rate, payable in a lump sum not later than March 15th of the year following the year in which the date of termination occurs) and (4) in the case of Ms. Lee, payment of two times her target annual bonus, which is payable in equal installments on regular payroll dates over the course of the two-year period immediately following the date of termination. The severance benefits described above are generally conditioned upon the NEO’s execution and non-revocation of a release of claims in favor of the Company as well as continued compliance with the following restrictive covenants: (a) perpetual confidentiality and non-disclosure, and (b) non-competition, non-solicitation of customers and employees, non-disparagement and non-interference, in each case during employment and for one year post-termination (or two years, in the case of Ms. Lee).
To the extent payments to a NEO under an employment agreement constitute “parachute payments” within the meaning of Section 280G of the Code, the payments to be received by the NEO may be reduced to the extent a reduction in the payment amount would put the officer in a better after-tax position than he or she would be in if the excise tax under Section 4999 were imposed on such payments.
For an estimate of the value of the payments and benefits described above that would be payable to the Company’s NEOs under their employment agreements upon a qualifying termination, see the section of this proxy statement entitled “Special Factors — Interests of Executive Officers and Directors of the Company in the Merger — Golden Parachute Compensation” below.
Retirement Agreement with Mr. Metcalf
Mr. Metcalf, our former Chairman and Chief Executive Officer, retired from the Company on March 31, 2022 after a transition period during which he transferred his duties and responsibilities and served as Executive Chairman. In connection with his retirement, the Company entered into a retirement agreement with Mr. Metcalf in September 2021, pursuant to which the Company agreed to fully vest certain awards that would otherwise have been forfeited upon his retirement, on the originally scheduled vesting dates. Mr. Metcalf’s outstanding equity awards as of the effective time will be treated as described in the section of this proxy statement entitled “Special Factors — Interests of Executive Officers and Directors of the Company in the Merger — Treatment of Company Equity Awards.”
Because Mr. Metcalf departed from the Company prior to the effective time, his departure did not entitle him to severance pay or termination benefits under his employment agreement and he will not be entitled to any such payments in connection with the merger.
Post-Closing Compensation
It is expected that the Company and CD&R will work together to develop a new long-term incentive plan for the Company to be implemented following the closing, and representatives of Parent may hold preliminary discussions with certain members of the Company’s management team regarding employment with, and the right to purchase or participate in the equity of, Parent or one or more of its affiliates. However, as of the date of this proxy statement, none of the Company’s executive officers has entered into any agreement or understanding with respect to the foregoing, and there can be no assurances that the terms of any such agreements or arrangements will be agreed upon with any executive officers in the future. If Parent or its affiliates and the Company’s executive officers do not enter into agreements regarding employment with Parent or its affiliates, then the Company’s executive officers will remain subject to their existing arrangements with the Company.
Indemnification and Insurance
Pursuant to the terms of the merger agreement, each of the Company’s and its subsidiaries’ present and former directors, executive officers and employees will be entitled to certain ongoing indemnification and coverage for a period of six years following the effective time under directors’ and officers’ liability insurance policies from the Surviving Corporation. Such indemnified parties will be held harmless against any costs or expenses arising out of or related to (x) their service in their respective positions with the Company or its subsidiaries or (y) services performed by such indemnified parties at the request of the Company or its subsidiaries, in each case at or prior to the effective time, whether asserted or claimed prior to, at or after the effective time, including (1) the merger and any other transactions contemplated by the merger agreement and (2) actions to enforce any indemnification or advancement right of any indemnified party.
Any indemnified party’s (or their predecessors and heirs) rights to exculpation or indemnification for acts or omissions occurring prior to the effective time existing as of the date of the merger agreement, as provided in the Company’s (or its subsidiaries’) certificates of incorporation or bylaws (or comparable organizational or governing documents) or in any contract, will survive the merger and the transactions contemplated by the merger agreement and will continue in full force and effect in accordance with their terms. After the effective time, Parent and the Surviving Corporation will fulfill and honor such obligations to the maximum extent that the Company (or its applicable subsidiary) would have been permitted to fulfill and honor them by applicable law.
For six years following the effective time, the certificates of incorporation and bylaws of the Surviving Corporation will contain provisions with respect to indemnification and exculpation that are at least as favorable as the indemnification and exculpation provisions contained in the certificates of incorporation and bylaws of the Company immediately prior to the effective time, and such provisions will not be amended, repealed or otherwise modified for six years following the effective time, except as required by applicable law.
Prior to the effective time, the Company will obtain and fully pay the premium for “tail” insurance policies for the extension of (1) the directors’ and officers’ liability coverage of the Company’s existing directors’ and officers’ insurance policies and (2) the Company’s existing fiduciary liability insurance policies, in each case, for a claims reporting or discovery period of at least six years from and after the effective time (the “tail period”) from one or more insurance carriers with the same or better credit rating as the Company’s insurance carrier as of the date of the merger agreement with respect to directors’ and officers’ liability insurance and fiduciary liability insurance with terms, conditions, retentions and limits of liability that are at least as favorable to the insureds as the Company’s existing policies with respect to any actual or alleged error, misstatement, misleading statement, act, omission, neglect, breach of duty or any matter claimed against a director or officer of the Company or any of its subsidiaries by reason of his or her serving in such capacity that existed or occurred at or prior to the effective time. If the amount of the “tail” insurance policy exceeds such amount, the Surviving Corporation will obtain a policy with the greatest coverage available for a cost not exceeding such amount. If the Company and the Surviving Corporation for any reason fail to obtain such “tail” insurance policies as of the effective time, the Surviving Corporation will continue to maintain in effect for the tail period the D&O insurance in place as of the date of the merger agreement with terms, conditions, retentions and limits of liability that are at least as favorable to the insureds as provided in the Company’s existing policies as of the date of the merger agreement, or the Surviving Corporation will purchase comparable D&O insurance for the tail period with terms, conditions, retentions and limits of liability that are at least as favorable to the insureds as provided in the Company’s existing policies as of the date of the merger agreement. However, neither Parent nor the Surviving Corporation will be required to expend for such “tail” insurance policy an aggregate amount greater than 300% of the annual premiums paid by the Company in the calendar year immediately preceding the date of the merger agreement.
The indemnification rights provided in the merger agreement are in addition to the indemnification rights that exist under the certificates of incorporation or bylaws of the Company. Moreover, if Parent or the Surviving Corporation (or any of their respective successors or assigns) will consolidate or merge with any other entity and will not be the continuing or surviving entity in such transaction, or transfers at least 50% of its properties and assets to any other entity, then in each case proper provision will be made so that the continuing or Surviving Corporation or entity (or its successors or assigns, if applicable), or transferee of such assets, as the case may be, will assume the indemnification obligations set forth in the merger agreement.
Quantification of Payments and Benefits to Company’s Named Executive Officers
The information set forth in the table below is intended to comply with Item 402(t) of Regulation S-K under the Securities Act, which requires disclosure of information about certain compensation for each NEO of the Company that is based on, or otherwise relates to, the merger. This compensation is referred to as “golden parachute” compensation by the applicable SEC disclosure rules, and is subject to a non-binding advisory vote of the stockholders of the Company.
The table below sets forth the amount of payments and benefits that each of the Company’s NEOs would receive in connection with the merger, assuming (1) that the merger was consummated and each such NEO experienced a qualifying termination on April 1, 2022 (which is the assumed date solely for purposes of this golden parachute compensation disclosure); (2) a per share price of Company common stock of $24.65 (the merger consideration); (3) that each NEO’s base salary rate and annual target bonus remain unchanged from those in effect as of the date of this proxy statement; and (4) equity awards that are outstanding as of April 1, 2022.
The calculations in the table below do not include any amounts that the NEOs were entitled to receive or that were vested as of the date hereof. In addition, these amounts do not attempt to forecast any additional awards, grants or forfeitures that may occur prior to the effective time of the merger or any awards that, by their terms, vest irrespective of the merger prior to April 1, 2022. As a result of the foregoing assumptions, which may or may not actually occur or be accurate on the relevant date, including the assumptions described in the footnotes to the table, the actual amounts, if any, to be received by an NEO may materially differ from the amounts set forth below.
For purposes of this discussion, “single trigger” refers to benefits that arise as a result of the completion of the merger. Because the closing of the transactions contemplated by the merger agreement will not constitute a “change in control” under the employment agreements and/or compensation arrangements in which the Company’s NEOs participate, “double trigger” in this disclosure refers to benefits that simply require a qualifying termination of employment.

Golden Parachute Compensation
Named Executive Officer	Cash ($)(2)	Equity Awards ($)(3)	Other(4)	Total ($)
James S. Metcalf(1)	$—	$—	$—	$—
Rose Lee	4,695,890	—	25,294	4,721,185
Jeffrey S. Lee	733,151	6,854,509	13,539	7,601,198
James F. Keppler	610,603	1,553,113	16,838	2,180,553
Alena S. Brenner	473,973	—	8,620	482,592
Katy K. Theroux	533,219	3,198,829	16,863	3,748,911

(1)
James S. Metcalf, the Company’s former Chairman and Chief Executive Officer, retired on March 31, 2022. Mr. Metcalf is not eligible to receive any payments in connection with the merger (other than in connection with outstanding equity awards for which vesting conditions were waived in connection with his retirement and vested shares on the same basis as other stockholders).

(2)
Cash.   Consists of cash severance payments (which, for Ms. Lee include a base salary component and a bonus component) and a prorated bonus for the year of termination. The prorated bonus component is estimated based on target performance. The cash lump sum severance payments are “double trigger” and become payable only upon a qualifying termination. The merger will not constitute a “change in control” for purposes of the NEOs’ employment agreements, and, accordingly, the NEOs are not entitled to any “enhanced” severance in connection with their employment agreements. The estimated amount of each such payment is shown in the following table.

Named Executive Officer	Lump Sum Cash Severance ($)	Prorated Bonus ($)	Total ($)
James S. Metcalf	$—	$—	$—
Rose Lee	4,400,000	295,890	4,695,890
Jeffrey S. Lee	600,000	133,151	733,151
James F. Keppler	510,000	100,603	610,603
Alena S. Brenner	400,000	73,973	473,973
Katy K. Theroux	450,000	83,219	533,219

(3)
Equity.   The amounts in this column represent the value of Company PSU Awards held by the NEOs, which will be converted into a cash-based award at the effective time and are subject to “double-trigger” vesting upon a qualifying termination of the NEO of a prorated portion of any award for which the performance period is at least 50% complete, assuming payout at maximum performance. The value of such Company PSU Awards, assuming payout at target performance, would total $1,713,627 for Mr. Lee, $388,278 for Mr. Keppler, and $799,707 for Ms. Theroux. The amounts in this column exclude the value of unvested Company Options and Company RSU Awards, which will be converted into a cash-based award at the effective time, subject to the same general terms and conditions as are applicable to the corresponding award, and 2021 Company Executive PSU Awards, for which less than 50% of the performance period will be complete as of April 1, 2022. None of the NEOs holds any 2021 Company Non-Executive PSU Awards, which are subject to “single trigger” vesting. See the section of this proxy statement entitled “Special Factors — Interests of Executive Officers and Directors of the Company in the Merger — Treatment of Company Equity Awards.”

(4)
Other.   Amounts shown reflect the value of the applicable multiple of continued COBRA coverage payable by the Company to the Company NEOs (and the Company NEO’s spouse and dependents, as applicable). Such benefits are “double trigger” and become payable only upon a qualifying termination under the terms of the NEO’s employment agreement.

Intent to Vote in Favor of the Merger
Our directors (other than the Recused Directors) and executive officers have informed us that, as of the date of this proxy statement, they intend to vote all of the shares of Company common stock owned directly

by them in favor of the Merger Agreement Proposal, the Adjournment Proposal and the Merger-Related Compensation Proposal. As of [           ], 2022, the record date for the special meeting, our directors (other than the Recused Directors) and executive officers directly owned, in the aggregate, [       ] shares of Company common stock entitled to vote at the special meeting, or collectively approximately [   ]% of all the outstanding shares of Company common stock entitled to vote at the special meeting and approximately [   ]% of the outstanding shares of Company common stock not held by affiliated stockholders or Recused Directors and entitled to vote at the special meeting.
Appraisal Rights
If the merger is consummated, stockholders who continuously hold shares of Company common stock through the effective time, who do not vote in favor of the adoption of the merger agreement and who properly demand appraisal of their shares and who do not withdraw their demands or otherwise lose their rights of appraisal will be entitled to seek appraisal of their shares in connection with the merger under Section 262 of the DGCL (“Section 262”). The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262, which is attached to this proxy statement as Annex C and incorporated herein by reference. The following summary does not constitute any legal or other advice and does not constitute a recommendation that stockholders exercise their appraisal rights under Section 262. All references in Section 262 and in this summary to a “stockholder” are to the holder of record of shares of Company common stock unless otherwise expressly noted herein. Only a holder of record of shares of Company common stock is entitled to demand appraisal of the shares registered in that holder’s name. A person having a beneficial interest in shares of Company common stock held of record in the name of another person, such as a bank, broker, trust or other nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect appraisal rights. If you hold your shares of Company common stock through a bank, broker or other nominee and you wish to exercise appraisal rights, you should consult with your bank, broker or the other nominee.
Under Section 262, if the merger is completed, holders of shares of Company common stock who: (1) submit a written demand for appraisal of their shares; (2) do not vote in favor of the adoption of the merger agreement; (3) continuously are the record holders of such shares through the effective time; and (4) otherwise exactly follow the procedures set forth in Section 262 may be entitled to have their shares appraised by the Delaware Court of Chancery and to receive payment in cash of the “fair value” of the shares of Company common stock, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with interest to be paid on the amount determined to be fair value, if any, as determined by the court. However, after an appraisal petition has been filed, the Delaware Court of Chancery will dismiss appraisal proceedings as to all stockholders who have asserted appraisal rights unless (a) the total number of shares for which appraisal rights have been pursued and perfected exceeds 1% of the outstanding shares of Company common stock as measured in accordance with subsection (g) of Section 262; or (b) the value of the aggregate merger consideration in respect of the shares of Company common stock for which appraisal rights have been pursued and perfected exceeds $1 million (conditions (a) and (b) referred to as the “ownership thresholds”). Unless the Delaware Court of Chancery, in its discretion, determines otherwise for good cause shown, interest on an appraisal award will accrue and compound quarterly from the effective time through the date the judgment is paid at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during such period. However, at any time before the Delaware Court of Chancery enters judgment in the appraisal proceedings, the Surviving Corporation may voluntarily pay to each stockholder entitled to appraisal an amount in cash pursuant to subsection (h) of Section 262, in which case such interest will accrue after the time of such payment only on an amount that equals the difference, if any, between the amount so paid and the “fair value” of the shares as determined by the Delaware Court of Chancery, in addition to any interest accrued prior to the time of such voluntary cash payment, unless paid at such time. The Surviving Corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment.
Under Section 262, where a merger agreement is to be submitted for adoption at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, must notify each of its stockholders who was such on the record date for notice of such meeting with respect to shares for which appraisal rights are available that appraisal rights are available and include in the notice a copy of Section 262. This proxy statement constitutes the Company’s notice to stockholders that appraisal rights are available in connection with the merger, and the full text of Section 262 is attached to this proxy statement as Annex C. In connection with the merger, any holder of shares of Company common stock who wishes to exercise appraisal rights, or who wishes to preserve such holder’s right to do so, should review Annex C carefully. Failure to strictly comply with the requirements of Section 262 in a timely and proper manner may result in the loss of appraisal rights under the DGCL. A stockholder who loses his, her or its appraisal rights will be entitled to receive the merger consideration described in the merger agreement. Moreover, because of the complexity of the procedures for exercising the right to seek appraisal of shares of Company common stock, the Company believes that if a stockholder considers exercising such rights, that stockholder should seek the advice of legal counsel.
Stockholders wishing to exercise the right to seek an appraisal of their shares of Company common stock must do ALL of the following:
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the stockholder must not vote in favor of the Merger Agreement Proposal;

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the stockholder must deliver to the Company a written demand for appraisal before the vote on the merger agreement at the special meeting;

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the stockholder must continuously hold the shares from the date of making the demand through the effective time (a stockholder will lose appraisal rights if the stockholder transfers the shares before the effective time); and

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the stockholder (or any person who is the beneficial owner of shares of Company common stock held either in a voting trust or by a nominee on behalf of such person) or the Surviving Corporation must file a petition in the Delaware Court of Chancery requesting a determination of the fair value of the shares within 120 days after the effective time. The Surviving Corporation is under no obligation to file any petition and has no intention of doing so.

In addition, one of the ownership thresholds must be met.
Because a proxy that does not contain voting instructions will, unless revoked, be voted in favor of the adoption of the merger agreement, a stockholder who votes by proxy and who wishes to exercise appraisal rights must vote against the adoption of the merger agreement, abstain or not vote its shares.
Filing Written Demand
Any holder of shares of Company common stock wishing to exercise appraisal rights must deliver to the Company, before the vote on the adoption of the merger agreement at the special meeting at which the Merger Agreement Proposal will be submitted to stockholders, a written demand for the appraisal of the stockholder’s shares, and that stockholder must not vote or submit a proxy in favor of the adoption of the merger agreement. A holder of shares of Company common stock exercising appraisal rights must hold of record the shares on the date the written demand for appraisal is made and must continue to hold the shares of record through the effective time. A proxy that is submitted and does not contain voting instructions will, unless revoked, be voted in favor of the adoption of the merger agreement, and it will constitute a waiver of the stockholder’s right of appraisal and will nullify any previously delivered written demand for appraisal. Therefore, a stockholder who submits a proxy and who wishes to exercise appraisal rights must submit a proxy containing instructions to vote against the adoption of the merger agreement or abstain from voting, or otherwise fail to vote, on the adoption of the merger agreement. Neither voting against the adoption of the merger agreement nor abstaining from voting or failing to vote on the Merger Agreement Proposal will, in and of itself, constitute a written demand for appraisal satisfying the requirements of Section 262. The written demand for appraisal must be in addition to and separate from any proxy or vote on the adoption of the merger agreement. A stockholder’s failure to make the written demand prior to the taking of the vote on the adoption of the merger agreement at the special meeting of the Company Stockholders will constitute a waiver of appraisal rights.
Only a holder of record of shares of Company common stock is entitled to demand appraisal rights for the shares registered in that holder’s name. A demand for appraisal in respect of shares of Company common stock must be executed by or on behalf of the holder of record, and must reasonably inform the Company of the identity of the holder and that the person intends thereby to demand appraisal of the holder’s shares in connection with the merger. If the shares are owned of record in a fiduciary or representative capacity, such as by a trustee, guardian or custodian, such demand must be executed by or on behalf of the record owner, and if the shares are owned of record by more than one person, as in a joint tenancy and tenancy in common, the demand must be executed by or on behalf of all joint owners. An authorized agent, including an authorized agent for two or more joint owners, may execute a demand for appraisal on behalf of a holder of record; however, the agent must identify the record owner or owners and expressly disclose that, in executing the demand, the agent is acting as agent for the record owner or owners.
STOCKHOLDERS WHO HOLD THEIR SHARES IN BROKERAGE OR BANK ACCOUNTS OR OTHER NOMINEE FORMS AND WHO WISH TO EXERCISE APPRAISAL RIGHTS SHOULD CONSULT WITH THEIR BANK, BROKER OR OTHER NOMINEES, AS APPLICABLE, TO DETERMINE THE APPROPRIATE PROCEDURES FOR THE BANK, BROKER OR OTHER NOMINEE TO MAKE A DEMAND FOR APPRAISAL OF THOSE SHARES. A PERSON HAVING A BENEFICIAL INTEREST IN SHARES HELD OF RECORD IN THE NAME OF ANOTHER PERSON, SUCH AS A BANK, BROKER OR OTHER NOMINEE, MUST ACT PROMPTLY TO CAUSE THE RECORD HOLDER TO FOLLOW PROPERLY AND IN A TIMELY MANNER THE STEPS NECESSARY TO PERFECT APPRAISAL RIGHTS.
All written demands for appraisal pursuant to Section 262 should be mailed or delivered to:
Cornerstone Building Brands, Inc.
Attention: Executive Vice President, General Counsel and Corporate Secretary
5020 Weston Parkway, Suite 400
Cary, NC 27513
Any holder of shares of Company common stock who has delivered a written demand to the Company and who has not commenced an appraisal proceeding or joined that proceeding as a named party may withdraw his, her or its demand for appraisal and accept the consideration offered pursuant to the merger agreement by delivering to the Company a written withdrawal of the demand for appraisal. However, any such attempt to withdraw the demand made more than 60 days after the effective time will require written approval of the Surviving Corporation. No appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any stockholder without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon any terms the Delaware Court of Chancery deems just; provided, however, that this will not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the merger consideration within 60 days after the effective time. If an appraisal proceeding is commenced and the Company, as the Surviving Corporation, does not approve a request to withdraw a demand for appraisal when that approval is required, or, except with respect to any stockholder who withdraws such stockholder’s demand in accordance with the proviso in the immediately preceding sentence, if the Delaware Court of Chancery does not approve the dismissal of an appraisal proceeding with respect to a stockholder, the stockholder will be entitled to receive only the appraised value determined in any such appraisal proceeding, which value could be less than, equal to or more than the merger consideration being offered pursuant to the merger agreement.
Notice by the Surviving Corporation
If the merger is completed, within 10 days after the effective time, the Surviving Corporation will notify each holder of shares of Company common stock who has properly made a written demand for appraisal pursuant to Section 262, and who has not voted in favor of the adoption of the merger agreement, that the merger has become effective and the effective date thereof.
Filing a Petition for Appraisal
Within 120 days after the effective time, but not thereafter, the Surviving Corporation or any holder of shares of Company common stock who has complied with Section 262 and is entitled to seek appraisal under Section 262 (including for this purpose any beneficial owner of the relevant shares) may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the

Surviving Corporation in the case of a petition filed by a stockholder (or beneficial owner), demanding a determination of the fair value of the shares held by all dissenting stockholders entitled to appraisal. The Surviving Corporation is under no obligation, and has no present intention, to file a petition, and stockholders should not assume that the Surviving Corporation will file a petition or initiate any negotiations with respect to the fair value of the shares of Company common stock. Accordingly, any holders of shares of Company common stock who desire to have their shares appraised should initiate all necessary action to perfect their appraisal rights in respect of their shares of Company common stock within the time and in the manner prescribed in Section 262. The failure of a holder of Company common stock to file such a petition within the period specified in Section 262 could nullify the stockholder’s previous written demand for appraisal.
Within 120 days after the effective time, any holder of shares of Company common stock who has complied with the requirements of Section 262 and who is entitled to appraisal rights thereunder will be entitled, upon written request, to receive from the Surviving Corporation a statement setting forth the aggregate number of shares not voted in favor of the adoption of the merger agreement and with respect to which the Company has received demands for appraisal, and the aggregate number of holders of such shares. The Surviving Corporation must mail this statement to the requesting stockholder within 10 days after receipt by the Surviving Corporation of the written request for such a statement or within 10 days after the expiration of the period for delivery of demands for appraisal, whichever is later. A beneficial owner of shares of Company common stock held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition seeking appraisal or request from the Surviving Corporation the foregoing statements. As noted above, however, the demand for appraisal can only be made by a stockholder of record.
If a petition for an appraisal is duly filed by a holder of shares of Company common stock and a copy thereof is served upon the Surviving Corporation, the Surviving Corporation will then be obligated within 20 days after such service to file with the Delaware Register in Chancery a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached. Upon the filing of any such petition, the Delaware Court of Chancery may order that notice of the time and place fixed for the hearing on the petition be mailed to the Surviving Corporation and all of the stockholders shown on the written statement described above at the addresses stated therein. Such notice will also be published at least one week before the day of the hearing in a newspaper of general circulation published in the City of Wilmington, Delaware, or in another publication determined by the court. The costs of these notices are borne by the Surviving Corporation. After notice to stockholders as required by the court, the Delaware Court of Chancery is empowered to conduct a hearing on the petition to determine those stockholders who have complied with Section 262 and who have become entitled to appraisal rights thereunder. The Delaware Court of Chancery may require the stockholders who demanded payment for their shares to submit their stock certificates (if any) to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings and, if any stockholder fails to comply with the direction, the Delaware Court of Chancery may dismiss that stockholder from the proceedings. The Delaware Court of Chancery will dismiss appraisal proceedings as to all stockholders who have asserted appraisal rights if neither of the ownership thresholds is met.
Determination of Fair Value
After determining the holders of Company common stock entitled to appraisal and that at least one of the ownership thresholds described above has been satisfied as to stockholders seeking appraisal rights, the appraisal proceeding will be conducted in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding, the Delaware Court of Chancery will determine the “fair value” of the shares of Company common stock, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining fair value, the Delaware Court of Chancery will take into account all relevant factors. Unless the court in its discretion determines otherwise for good cause shown, interest from the effective time through the date of payment of the judgment will be compounded quarterly and will accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective time and the date of payment of the judgment. However, at any time before the Delaware Court of Chancery enters judgment in the appraisal proceedings, the Surviving Corporation may pay to each stockholder entitled to appraisal an amount in cash, in which case such interest will accrue after the time of such payment only on an amount that equals the difference, if any, between the amount so paid and the “fair value” of the shares as determined by the Delaware Court of Chancery, in addition to any interest accrued prior to the time of such voluntary payment, unless paid at such time.
In Weinberger v. UOP, Inc., the Supreme Court of Delaware discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the merger that throw any light on future prospects of the merged corporation. Section 262 provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Supreme Court of Delaware also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.” In addition, the Delaware courts have decided that the statutory appraisal remedy, depending on factual circumstances, may or may not be a dissenting stockholder’s exclusive remedy.
Stockholders considering seeking appraisal should be aware that the fair value of their shares as so determined by the Delaware Court of Chancery could be more than, the same as or less than the consideration they would receive pursuant to the merger if they did not seek appraisal of their shares and that an opinion of an investment banking firm as to the fairness from a financial point of view of the consideration payable in a merger is not an opinion as to, and does not in any manner address, fair value under Section 262. No representation is made as to the outcome of the appraisal of fair value as determined by the Delaware Court of Chancery, and stockholders should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the merger consideration. Neither the Company nor Parent anticipates offering more than the merger consideration to any stockholder exercising appraisal rights, and each of the Company and Parent reserves the rights to make a voluntary cash payment pursuant to subsection (h) of Section 262 and to assert, in any appraisal proceeding, that for purposes of Section 262, the “fair value” of a share of Company common stock is less than the merger consideration. If a petition for appraisal is not timely filed, or if neither of the ownership thresholds described above has been satisfied as to stockholders seeking appraisal rights, then the right to an appraisal will cease. The costs of the appraisal proceedings (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and charged upon the parties as the Delaware Court of Chancery deems equitable under the circumstances. Upon application of a stockholder, the Delaware Court of Chancery may also order that all or a portion of the expenses incurred by a stockholder in connection with an appraisal proceeding, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts, be charged pro rata against the value of all the shares entitled to be appraised. In the absence of such determination or assessment, each party bears its own expenses.
If any stockholder who demands appraisal of his, her or its shares of Company common stock under Section 262 fails to perfect, or effectively loses or withdraws, such holder’s right to appraisal, the stockholder’s shares of Company common stock will be deemed to have been converted at the effective time into the right to receive the merger consideration. A stockholder will fail to perfect, or effectively lose or withdraw, the holder’s right to appraisal if no petition for appraisal is filed within 120 days after the effective time, if neither of the ownership thresholds described above has been satisfied as to stockholders seeking appraisal rights or if the stockholder delivers to the Surviving Corporation a written withdrawal of the holder’s demand for appraisal and an acceptance of the merger consideration in accordance with Section 262.
From and after the effective time, no stockholder who has demanded appraisal rights will be entitled to vote such shares of Company common stock for any purpose or to receive payment of dividends or other distributions on the stock, except dividends or other distributions on the holder’s shares of Company common stock, if any, payable to stockholders as of a time prior to the effective time. If no petition for an appraisal is filed, if neither of the ownership thresholds described above has been satisfied as to the stockholders seeking appraisal rights, or if the stockholder delivers to the Surviving Corporation a written withdrawal of the demand for an appraisal and an acceptance of the merger, either within 60 days after the effective time or thereafter with the written approval of the Surviving Corporation, then the right of such stockholder to an appraisal will cease. Once a petition for appraisal is filed with the Delaware Court of Chancery, however, the appraisal proceeding may not be dismissed as to any stockholder without the approval of the court, and such approval may be conditioned upon any terms the court deems just; provided, however, that the foregoing will not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger within 60 days after the effective time.
Failure to comply strictly with all of the procedures set forth in Section 262 may result in the loss of a stockholder’s statutory appraisal rights. Consequently, any stockholder wishing to exercise appraisal rights is encouraged to consult legal counsel before attempting to exercise those rights.
Material U.S. Federal Income Tax Consequences of the Merger
The following is a general discussion of the material U.S. federal income tax consequences of the merger to U.S. holders (as defined below) whose shares of Company common stock are exchanged for cash pursuant to the merger. This discussion is based on current provisions of the Code, the U.S. Treasury regulations promulgated thereunder, judicial interpretations thereof and administrative rulings and published positions of the Internal Revenue Service (the “IRS”), all as in effect as of the date hereof, and all of which are subject to change or differing interpretations, possibly with retroactive effect, and any such change or interpretation could affect the accuracy of the statements and conclusions set forth in this discussion. This discussion does not address any tax consequences arising under the unearned income Medicare contribution tax pursuant to the Health Care and Education Reconciliation Act of 2010, any considerations with respect to any withholding required pursuant to the Foreign Account Tax Compliance Act of 2010 (including the U.S. Treasury regulations promulgated thereunder and intergovernmental agreements entered into in connection therewith and any laws, regulations or practices adopted in connection with any such agreement), nor any considerations under state, local or foreign laws or U.S. federal laws other than those pertaining to the U.S. federal income tax.
For purposes of this discussion, the term “U.S. holder” means a beneficial owner of shares of Company common stock that is for U.S. federal income tax purposes:
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a citizen or individual resident of the United States;

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a corporation, or other entity or arrangement classified as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

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a trust if (1) a court within the United States is able to exercise primary supervision over the trust’s administration, and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) such trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

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an estate the income of which is subject to U.S. federal income tax regardless of its source.

This discussion applies only to U.S. holders who hold their shares of Company common stock as “capital assets” within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the “Code”) (generally, property held for investment). Further, this discussion is for general information only and does not purport to address all aspects of U.S. federal income taxation that may be relevant to particular holders in light of their particular circumstances, and does not apply to U.S. holders subject to special treatment under U.S. federal income tax laws (including, for example, insurance companies, dealers or brokers in securities or foreign currencies, traders in securities who elect to apply the mark-to-market method of accounting, U.S. holders subject to the alternative minimum tax, U.S. holders that have a “functional currency” other than the U.S. dollar, tax-exempt organizations, tax-qualified retirement plans, banks and other financial institutions, mutual funds, certain former citizens or former long-term residents of the United

States, partnerships or other entities or arrangements treated as partnerships for U.S. federal income tax purposes, S corporations, real estate investment trusts, regulated investment companies or other flow-through entities (and their respective investors), U.S. holders who hold shares of Company common stock as part of a hedge, straddle, constructive sale, conversion or other integrated transaction for tax purposes, holders other than U.S. holders, U.S. holders required to accelerate the recognition of any item of gross income as a result of such income being recognized on an applicable financial statement, U.S. holders who continue to own shares of Company common stock directly, indirectly or constructively after the merger and U.S. holders who acquired their shares of Company common stock through the exercise of employee stock options or other compensation arrangements).
If a partnership (including for this purpose any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of Company common stock, the tax treatment of a person treated as a partner in such partnership will generally depend on the status of the partner and the activities of the partnership. If you are, for U.S. federal income tax purposes, a partner in a partnership holding shares of Company common stock, you should consult your own tax advisor.
Holders of shares of Company common stock are urged to consult their own tax advisors regarding the particular tax consequences to them of the merger, including the applicability and effect of any U.S. federal, state, local, foreign or other tax laws.
The receipt of cash in exchange for shares of Company common stock pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. In general, for U.S. federal income tax purposes, a U.S. holder who receives cash in exchange for shares of Company common stock pursuant to the merger will recognize capital gain or loss in an amount equal to the difference, if any, between (1) the amount of cash received, and (2) the U.S. holder’s adjusted tax basis in such shares of Company common stock.
Any such gain or loss will be a long-term capital gain or loss if a U.S. holder’s holding period in the shares of Company common stock surrendered in the merger is greater than one year as of the date of the merger. Long-term capital gains of certain non-corporate holders, including individuals, are generally subject to U.S. federal income tax at preferential rates. The deductibility of capital losses is subject to limitations. U.S. holders who acquired different blocks of shares of Company common stock at different times or different prices should consult their tax advisers as to the determination of the tax bases, gain or loss and holding period with respect to each such block.
Information Reporting and Backup Withholding
Payments of cash made in exchange for shares of Company common stock pursuant to the merger agreement may be subject, under certain circumstances, to information reporting and backup withholding (currently at a rate of 24%). To avoid backup withholding, a U.S. holder that does not otherwise establish an applicable exemption from backup withholding should complete and return to the applicable withholding agent a properly completed and executed IRS Form W-9, certifying that such U.S. holder is a U.S. person, that the taxpayer identification number provided is correct, and that such U.S. holder is not subject to backup withholding.
Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or credited against a U.S. holder’s U.S. federal income tax liability, if any, provided that such U.S. holder furnishes the required information to the IRS in a timely manner.
Financing of the Merger
Equity Financing
The merger agreement does not contain any financing-related contingencies or financing conditions to consummation of the merger. Parent estimates that the total funds necessary to complete the merger will be approximately $1,745 million, including estimated transaction fees and expenses. In addition, Parent may purchase shares of the Company held by CD&R Fund VIII prior to closing, which Parent estimates would require an additional $562 million. Parent expects these amounts to be funded via approximately $1,675 million from committed debt financing by specified lenders, which will be sufficient to pay the aggregate merger consideration to the unaffiliated stockholders, $195 million from equity investment by CD&R Fund X and approximately $437 million from cash of the Company on hand as of the closing of the merger.
In connection with the merger, Parent delivered to the Company the equity commitment letter, pursuant to which CD&R Fund X has committed, subject to the terms and conditions contained therein, to contribute, or cause to be contributed, to Parent (directly, or indirectly through one or more parent companies of Parent, or otherwise) an aggregate amount, in immediately available funds, of $195 million on or prior to the closing of the merger in connection with the funding of the merger (the “equity financing”).
The obligation of CD&R Fund X to provide the equity financing is subject to a number of conditions, including (1) satisfaction or waiver by Parent of all conditions set forth in Section 7.1 and Section 7.2 of the merger agreement (other than those conditions that by their terms are to be satisfied at the closing of the merger, but subject to the satisfaction or waiver (to the extent permitted under the merger agreement) of such conditions) and the closing of the merger is then occurring or required to occur pursuant to the Merger Agreement and (2) the debt financing contemplated by the debt commitment letters has been funded or will be funded at the closing of the merger (in each case, in accordance with the terms and conditions of the debt commitment letters and in an aggregate amount that, together with the equity financing, is sufficient to fund the aggregate merger consideration and all fees and expenses of or payable by Camelot Return Holdings, LLC, a Delaware limited liability company and an indirect parent entity of Parent (“Holdings”), Parent, Merger Sub or CD&R Fund X (the “required amounts”)), subject only to the equity financing being funded and the financing sources have indicated as such in writing.
CD&R Fund X’s obligation to fund the equity financing and all of its obligations under the equity commitment letter will terminate automatically and immediately upon the earliest to occur of (1) the funding of the equity financing to the extent required by the equity commitment letter, (2) the payment of the required amounts, (3) the valid termination of the merger agreement in accordance with its terms, (4) the payment in full by CD&R Fund X of its obligations under the limited guarantee or (5) the assertion in writing or filing of a claim or legal proceeding by the Company, any of is controlled affiliates or any of their respective representatives against Parent, CD&R Fund X or any of their affiliates in respect of the merger agreement, the limited guarantee or the transactions contemplated thereby, other than a claim against (a) CD&R Fund X to enforce its obligations to fund the equity financing, including through the Company’s right to obtain specific performance of Parent’s obligation to cause the equity financing to be funded and consummate the closing in accordance with the equity commitment letter and the merger agreement, (b) Parent or Merger Sub pursuant to the merger agreement, including the right of specific performance or similar injunctive relieve in accordance with the merger agreement, (c) CD&R Fund X pursuant to the limited guarantee or (d) CD&R pursuant to the confidentiality agreement, dated as of January 22, 2022, by and between CD&R and the Company.
The Company is an express third-party beneficiary only for the purpose of obtaining specific performance of Parent’s right to cause the equity financing to be funded by CD&R Fund X to Parent, subject to the terms and conditions of the equity commitment letter and the merger agreement.
Debt Financing
Holdings and Merger Sub have obtained debt financing commitments in an aggregate principal amount of up to $1,675 million, the proceeds of which will be used to consummate the merger and the other transactions contemplated by the merger agreement, including paying a portion of the aggregate merger consideration, and paying all fees and expenses of or payable by Holdings, Parent, Merger Sub or CD&R Fund X (the “required amounts”). The debt financing commitments may also be used to purchase shares of the Company held by CD&R Fund VIII. Deutsche Bank AG New York Branch, Deutsche Bank AG Cayman Islands Branch, Deutsche Bank Securities Inc., UBS AG, Stamford Branch, UBS Securities LLC, Barclays Bank PLC, BNP Paribas, BNP Paribas Securities Corp., Royal Bank of Canada, Société Générale, Goldman Sachs Bank USA, Natixis, New York Branch, Jefferies Finance LLC, Apollo Global Funding, LLC, Apollo Capital Management, L.P., Blackstone Alternative Credit Advisors LP, U.S. Bank National Association and Arawak X, L.P. (the “Debt Commitment Parties”) have committed to provide Holdings and Merger Sub, severally, but not jointly, with debt financing in connection with the consummation of the merger, the other transactions contemplated by the merger agreement, and related transactions, in the amounts and on the terms and subject to the conditions set forth in (1) a debt commitment letter, dated as of March 5, 2022, by and among certain of the Debt Commitment Parties and Merger Sub and (2) a debt commitment letter, dated as of March 5, 2022, by and among certain of the Debt Commitment Parties and Holdings (collectively, the “debt commitment letters”). The obligations of the Debt Commitment Parties to provide the debt financing under the debt commitment letters are subject to certain customary conditions.
Each of Parent and Merger Sub has agreed to, and to cause their respective subsidiaries and CD&R to, use reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and obtain the financing on the terms (including the market “flex” provisions) set forth in the equity commitment letter and the debt commitment letters (or on other terms and conditions that are acceptable to Parent, subject to certain restrictions set forth in the merger agreement).
The Company has agreed to provide, and to cause its subsidiaries to provide, to Parent and Merger Sub such cooperation as is customary and reasonably requested by Parent in connection with the arrangement and obtainment of the debt financing or any high-yield bonds being issued in lieu of all or a portion of the debt financing, subject to the terms set forth in the merger agreement.
Limited Guarantee
Subject to the terms and conditions set forth in the limited guarantee, CD&R Fund X has guaranteed the due and punctual payment by Parent to the Company of (1) the Parent termination fee of $210 million, if and when payable pursuant to the merger agreement, (2) any reasonable, documented and out-of-pocket cost and expenses incurred by the Company in connection with enforcement proceedings to collect the Parent termination fee, subject to a cap of $5.0 million, if and when payable pursuant to the merger agreement, and (3) any reimbursement and indemnification obligations of Parent and Merger Sub in connection with the debt financing, if and when payable pursuant to the merger agreement (collectively, the “guaranteed obligations”).
Subject to specified exceptions, the limited guarantee will terminate upon the earliest to occur of (1) the closing of the merger (but only if the merger has been consummated and the required amounts have been paid in full), (2) the valid termination of the merger agreement under circumstances in which none of the guaranteed obligations is payable, (3) with respect to each of the guaranteed obligations, the payment of such guaranteed obligation and (4) the 180th day after the valid termination of the merger agreement under circumstances in which any of the guaranteed obligations is payable unless, prior to such date, the Company has commenced a legal proceeding in writing against Parent or CD&R Fund X pursuant to the limited guarantee alleging any of the guaranteed obligations is due and owing, in which case the limited guarantee shall survive until the earliest to occur of (a) the closing of the merger (but only if the merger has been consummated and the required amounts have been paid in full), (b) a final, non-appealable judgment of a court of competent jurisdiction that Parent or CD&R Fund X does not owe the guaranteed obligations, (c) a written agreement between CD&R Fund X and the Company terminating the obligations and liabilities of CD&R Fund X under the limited guarantee and (d) payment in full of the guaranteed obligations by Parent or CD&R Fund X.
Litigation Relating to the Merger
As of May 9, 2022, three complaints have been filed by purported stockholders of the Company. The actions are captioned Stein v. Cornerstone Building Brands, Inc., et al., Case No. 1:22-cv-02981 (Apr. 11, 2022), filed in the United States District Court for the Southern District of New York, Hopkins v. Cornerstone Building Brands, Inc., et al., Case No. 1:22-cv-02258 (Apr. 20, 2022), filed in the United States District Court for the Eastern District of New York, and Whitfield v. Cornerstone Building Brands, Inc., et al., Case No. 2:22-cv-01547 (Apr. 20, 2022), filed in the United States District Court for the Eastern District of Pennsylvania. The complaints name the Company and the members of the Board as defendants and generally allege that the preliminary proxy statement filed with the SEC on April 7, 2022 contains alleged material misstatements and omissions in violation of Section 14(a) and Section 20(a) of the Exchange Act and Rule 14a-9 of the Exchange Act. The complaints seeks, among other relief, an injunction preventing the closing of the merger unless and until the information sought is disclosed; rescission of the merger agreement to the extent already implemented; or recissory damages and attorneys’ and experts’ fees. The Company believes the claims asserted in the complaints are without merit.
Fees and Expenses
The estimated fees and expenses incurred or expected to be incurred by the Company in connection with the merger are as follows:
Description	Amount
Financial advisory fees and expenses	$	[ ]
Legal, accounting and other professional fees and expenses	$	[ ]
SEC filing fees		$302,423.05
Printing, proxy solicitation and mailing costs	$	[ ]
Miscellaneous	$	[ ]
Total	$	[ ]
It is also expected that Merger Sub and/or Parent will incur approximately $12.5 million of legal, financial and other advisory fees.
The estimate for legal fees set forth in this proxy statement does not include any amounts attributable to any existing or future litigation challenging the merger. All costs and expenses incurred in connection with the preparation, negotiation, execution and performance of the merger agreement and the merger and any other transactions contemplated by the merger agreement, will be paid by the party incurring such expense, except that expenses incurred in connection with the filing fee for this proxy statement and the Schedule 13E-3 and printing and mailing the proxy statement and the Schedule 13E-3 will be paid by Parent.
Regulatory Approvals
Under the HSR Act, and the rules and regulations promulgated thereunder, certain transactions, including this merger, may not be completed until notifications have been given and information furnished to the Antitrust Division of the United States Department of Justice (the “DOJ”) and the United States Federal Trade Commission (the “FTC”), and all statutory waiting period requirements have been satisfied. Completion of the merger is subject to the expiration or termination of the applicable waiting periods under the HSR Act. The waiting period with respect to the notification and report forms under the HSR Act filed by the parties expired at 11:59 p.m. Eastern Time on April 18, 2022.
Completion of the merger is further subject to the receipt of antitrust approvals and/or clearances in Mexico and Canada. The parties received the requisite antitrust approval in Canada on March 31, 2022 and in Mexico on April 25, 2022.
At any time before or after the effective time of the merger, the DOJ, the FTC, U.S. state attorneys general, as well as non-U.S. regulatory bodies could take action under the antitrust laws as they deem necessary or desirable in the public interest, including, without limitation, seeking to enjoin the consummation of the merger or conditionally approving the merger upon certain regulatory conditions or remedies. Private parties may also seek to take legal action under the applicable laws under some circumstances. There can be no assurance that a challenge to the merger will not be made or, if such a challenge is made, that it would not be successful.
Effective Time of the Merger
The closing of the merger will take place on the third business day following the day on which the last of the conditions to the closing of the merger has been satisfied or waived (other than those conditions that by their nature are to be satisfied at the closing, but subject to the satisfaction or waiver (to the extent waivable under applicable law and the merger agreement) of those conditions), including the receipt of all required regulatory approvals and consents, unless (1) otherwise agreed in writing by Parent and the Company or (2) the marketing period (as described in “The Merger Agreement — Marketing Period”) has not ended at the time the closing conditions condition are satisfied or waived, in which case closing will occur on the earlier of a day during the marketing period specified by Parent on no fewer than three business days’ notice to the Company, or the third business day following the final day of the marketing period. At the closing, the Company and Parent will cause the merger to be consummated by filing all necessary documentation, including a certificate of merger, and the merger will become effective as of the time that the certificate of merger has been duly filed with and accepted by the Secretary of State of the State of Delaware (or at such later date as may be agreed by the parties in writing and specified in the certificate of merger).
Payment of Merger Consideration
At the effective time of the merger, each share of Company common stock issued and outstanding immediately prior to the effective time of the merger (other than excluded shares), will be converted into the right to receive the merger consideration upon the terms and subject to the conditions set forth in the merger agreement whereupon all such shares of Company common stock will be automatically cancelled, will cease to be outstanding and will cease to exist, and the holders of such shares of Company common stock will cease to have any rights with respect to their shares of Company common stock other than the right to receive the merger consideration, without interest. The shares of Company common stock held by Parent or Merger Sub will be cancelled and cease to exist and will not be converted into the right to receive the merger consideration in the merger.
Prior to the effective time of the merger, Parent and Merger Sub will designate a paying agent to exchange the shares of Company common stock for the merger consideration. At or prior to the effective time of the merger, Parent or Merger Sub will deposit or cause to be deposited with the paying agent sufficient cash to pay the aggregate merger consideration. Parent will cause the paying agent to promptly pay each holder of record as of immediately prior to the effective time (other than those not entitled to merger consideration, as described in the preceding paragraph) the merger consideration upon the entry through a book-entry transfer agent of the surrender of such shares of Company common stock on a book-entry account statement. Interest will not be paid or accrue on any amount payable upon surrender of any of Company common stock. The paying agent will reduce the amount of any merger consideration paid by any applicable withholding taxes.
After the completion of the merger, you will cease to have any rights as a stockholder of the Company other than the right to receive the merger consideration upon the terms and subject to the conditions set forth in the merger agreement.
The paying agent will return to the Surviving Corporation or one of its affiliates, as designated by the Surviving Corporation, all funds in its possession at the one year anniversary of the effective time. After that time, if you have not received payment of the merger consideration, you may look only to the Surviving Corporation as general creditor thereof for payment of your claims for the merger consideration, subject to applicable abandoned property, escheat and other similar laws.
Provisions for Unaffiliated Stockholders
No provision has been made to grant the Company’s stockholders, other than Parent or its affiliates, access to the corporate files of the Company or any other party to the merger or to obtain counsel or appraisal services at the expense of the Company or any other such party.
Accounting Treatment
The merger will be accounted for in accordance with GAAP. The Company, as the Surviving Corporation in the merger, is considered the acquirer for accounting purposes. The merger will result in the recognition of net assets acquired based on their estimated fair value.

THE MERGER AGREEMENT
The following describes the material provisions of the merger agreement, which is attached as Annex A to this proxy statement and which is incorporated by reference within this proxy statement. The description in this section and elsewhere in this proxy statement is qualified in its entirety by reference to the merger agreement. This summary does not purport to be complete and may not contain all of the information about the merger agreement that is important to you. You are encouraged to read carefully the merger agreement in its entirety before making any decisions regarding the merger because it is the principal document governing the merger.
In reviewing the merger agreement, please remember that it is included to provide you with information regarding its terms. The merger agreement contains representations and warranties by each party to the merger agreement. These representations and warranties have been made for the benefit of the other party to the merger agreement and have been qualified by certain disclosures that were made to the other party in connection with the negotiation of the merger agreement, which disclosures are not reflected in the merger agreement, and may apply standards of materiality in a way that is different from what may be viewed as material by you or other investors.
Moreover, information concerning the subject matter of the representations and warranties may change after the date of the merger agreement. The representations and warranties and other provisions of the merger agreement should not be read alone, but instead should be read together with the information provided elsewhere in this proxy statement and in the documents incorporated by reference within this proxy statement. See the section of this proxy statement entitled “Where You Can Find More Information.”
Effects of the Merger; Directors and Officers; Articles of Incorporation; Bylaws
The merger agreement provides for the merger of Merger Sub with and into the Company upon the terms, and subject to the conditions, set forth in the merger agreement. As a result of the merger, the separate corporate existence of Merger Sub will cease and the Company will continue as the Surviving Corporation as a subsidiary of Parent.
Immediately prior to, but conditioned on, the effective time of the merger, the directors of the Company will resign from the Board. The directors and officers of Merger Sub at the effective time of the merger will, from and after the effective time of the merger, be the directors and officers, respectively, of the Surviving Corporation, in each case, until their respective successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the DGCL, the charter and bylaws of the Surviving Corporation.
At the effective time of the merger, the amended and restated certificate of incorporation of the Company will be amended and restated to read in the same form as set forth in Exhibit A to the merger agreement, until thereafter amended as provided in the merger agreement or as provided by applicable law, and the bylaws of Merger Sub in effect immediately prior to the effective time of the merger will be the bylaws of the Surviving Corporation, until thereafter amended as provided in the merger agreement or as provided by applicable law.
If the merger is completed, Company common stock will be delisted from the NYSE, will be deregistered under the Exchange Act and will cease to be publicly traded.
Closing and Effective Time of the Merger
The merger agreement provides that the closing of the merger, which we refer to as the “closing,” will take place at 9:00 a.m. Eastern Time on the third business day following the day on which the last of the conditions to closing (described in the section of this proxy statement entitled “— Conditions to the Merger”) has been satisfied or waived (to the extent waivable under applicable law and the merger agreement) (other than those conditions that by their nature are to be satisfied at the closing, but subject to the satisfaction or waiver (to the extent waivable under applicable law and the merger agreement) of those conditions), or such other time and date as may be mutually agreed in writing by the Company and Parent. Notwithstanding the foregoing, if the marketing period (described below under “The Merger Agreement — Marketing Period”) has not ended at the time of the satisfaction or waiver (to the extent waivable under applicable law and the merger agreement) of the conditions, the closing will instead occur on the earlier of a day during the marketing period specified by Parent on no fewer than three business days’ notice to the Company (unless a shorter period is agreed to between Parent and the Company) and the third business day following the final day of the marketing period (subject to the satisfaction or waiver (to the extent waivable under applicable law and the merger agreement) of the conditions to closing (other than those conditions that by their nature are to be satisfied at the closing of the merger, but subject to the satisfaction or waiver (to the extent waivable under applicable law and the merger agreement) of those conditions)).
Assuming receipt of required regulatory approvals and timely satisfaction of other closing conditions, including the approval by our stockholders of the Merger Agreement Proposal, we currently expect the closing of the merger to occur in the second or third quarter of 2022.
The effective time of the merger will occur upon the certificate of merger having been duly filed with and accepted by the Secretary of State of the State of Delaware, or at such later time as the Company and Parent may agree in writing and specify in the certificate of merger.
Marketing Period
The marketing period, a time allotted to Parent and Merger Sub for purposes of marketing the debt financing, will, through and including November 9, 2022, be the first period of 17 consecutive business days throughout and at the end of which (1) Parent will have the required information (as described below) and (2) the conditions to the merger for the benefit of Parent and Merger Sub have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the closing) and nothing has occurred and no condition exists that would cause any of such conditions to fail to be satisfied assuming the closing were to be scheduled for any time during such 17 consecutive business day period. If the marketing period has not expired by November 9, 2022, the marketing period will be the first period of 17 consecutive business days after such date throughout and at the end of which (1) Parent will have the required information and (2) the conditions to the merger for the benefit of Parent and Merger Sub have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the closing, the condition related to the requisite Company stockholder approvals and the conditions related to the HSR Act and other antitrust laws) and nothing has occurred and no condition exists that would cause any of such conditions to fail to be satisfied assuming the closing were to be scheduled for any time during such 17 consecutive business day period; provided, that (1) if such 17 consecutive business day period will not have ended on or prior to August 19, 2022, then such 17 consecutive business day period will not commence prior to September 6, 2022, and (2) November 25, 2022 will not constitute a business day for purposes of calculating such 17 consecutive business day period
Further, the marketing period will not be deemed to have commenced if (w) any of the historical financial statements that are included in the required information become “stale,” (x) the Company’s auditor will have withdrawn its audit opinion with respect to any of the audited financial statements of the Company or that are included in the required information, (y) the Company restates, or the Board or the Company auditors has determined that it is necessary to restate any historical financial statements of the Company that are included in the required information or (z) the required information, taken as a whole, contains any untrue statement of a material fact or omits to state any material fact, in each case with respect to the Company, necessary in order to make the statements contained in the required information, in light of the circumstances under which they were made, not misleading. The marketing period will end on any earlier date prior to the expiration of the 17 consecutive business day period described above if the debt financing is actually funded on such earlier date.
As used in the merger agreement, “required information” means (A) (1) the audited consolidated balance sheets and the related audited consolidated statements of income or operations, stockholders’ equity and cash flows of the Company for the two most recently completed fiscal years of the Company ended at least 75 days prior to the closing date, together with all related notes and schedules thereto, and in each case accompanied by the audit reports thereon, and (2) the unaudited consolidated balance sheets and related consolidated statements of income or operations, stockholders’ equity and cash flows of the Company, reviewed by the Company’s auditors, for any subsequent fiscal quarter ended at least 40 days prior to the closing date and the portion of the fiscal year through the end of such quarter (other than in each case the fourth quarter of any fiscal year) and, in each case, for the comparable period of the prior fiscal year, together with all related notes and schedules thereto, in all cases prepared in accordance with U.S.

GAAP and in compliance with Regulation S-X under the Securities Act, subject to certain exceptions; (B) certain other historical financial information reasonably necessary to allow Parent to prepare pro forma financial statements that give effect to the merger and related transactions as if such transactions had occurred as of such date at or at the beginning of such period (as applicable); (C) certain other financial data, audit reports, business and other information (including a customary “Management’s Discussion and Analysis of Financial Condition and Results of Operations” with respect to the Company’s financial statements described above), in each case to the extent the same is of the type and form customarily included in an offering memorandum for private placements of non-convertible high-yield bonds under Rule 144A promulgated under the Securities Act, or otherwise necessary to receive from the independent auditors of the Company customary “comfort” with respect to the financial information of the Company to be included in such an offering memorandum; (D) the consents of the Company’s auditors for use of their audit reports with respect to the financial statements described above in any materials relating to the debt financing or any high-yield bonds being issued in lieu of all or a portion of the debt financing; and (E) draft comfort letters form the Company’s auditors.
Treatment of Common Stock and Company Equity Awards
Each share of Company common stock issued and outstanding immediately prior to the effective time of the merger (other than the excluded shares) will be converted into the right to receive from Parent $24.65 in cash, without interest, less any applicable withholding taxes. Each share of Company common stock issued and outstanding immediately prior to the effective time of the merger that is held by Merger Sub or by the Company and not held on behalf of third parties will be cancelled without payment of any consideration. Each share of Company common stock issued and outstanding immediately prior to the effective time of the merger that is held by Parent and the CD&R Funds (in the case of shares of Company common stock held by CD&R Fund VIII, solely to the extent such shares are not validly transferred or sold to Parent prior to closing), will be converted into one share of common stock of the Surviving Corporation. Each share of common stock of Merger Sub issued and outstanding immediately prior to the effective time will be converted into one share of common stock of the Surviving Corporation.
At the effective time of the merger: (1) each then outstanding and vested stock option will be cancelled and converted into the right to receive, for each share subject to such stock option, an amount in cash equal to product of (x) the excess, if any, of the merger consideration over the exercise price per share of such stock option and (y) the number of shares subject to such stock option; (2) each then outstanding and unvested stock option will be cancelled and converted into a contingent contractual right to receive, for each share subject to such stock option, a payment in cash from the Surviving Corporation equal to the product of (x) the excess, if any, of the merger consideration over the exercise price per share of such stock option and (y) the number of shares subject to such stock option, and such resulting cash-based award will be subject to the same terms and conditions as are applicable to the corresponding stock option (including time-based vesting conditions but excluding provisions related to exercise); (3) each then outstanding restricted stock unit corresponding to shares (a “Company RSU Award”) will be cancelled and converted into a contingent contractual right to receive a cash payment from the Surviving Corporation equal to (x) the number of shares subject to such Company RSU Award multiplied by (y) the merger consideration, and such resulting cash-based award will be subject to the same terms and conditions as are applicable to the corresponding Company RSU Award (including time-based vesting conditions); (4) each then outstanding performance-based share unit award (a “Company PSU Award”) (I) granted during the 2020 calendar year (each, a “2020 Company PSU Award”) or (II) granted during the 2021 calendar year to the Company’s Chief Executive Officer or the Chief Executive Officer’s direct reports (each, a “2021 Company Executive PSU Award”) will be cancelled and converted into a contingent contractual right to receive a cash payment from the Surviving Corporation equal to (A) the number of performance share units earned under the terms of the applicable award agreement, but with the applicable total shareholder return metric determined using a per share price equal to the merger consideration and the EBITDA-based metric determined based on actual performance as of the end of the performance period applicable to such Company PSU Award multiplied by (B) the merger consideration, with the resulting cash-based award subject to the same terms and conditions as are applicable to the corresponding 2020 Company PSU Award or 2021 Company Executive PSU Award (including time-based vesting conditions and EBITDA-based vesting conditions, but excluding any vesting conditions based on total shareholder return); and (5) each then outstanding Company PSU Award granted during the 2021 calendar year that is not a 2021 Company Executive PSU Award (each, a “2021

Company Non-Executive PSU Award”) will be cancelled and converted into a contingent contractual right to receive a cash payment from the Surviving Corporation equal to (A) the number of performance-based share units earned under the terms of the applicable award agreement, but with the applicable total shareholder return determined using a per share price equal to the merger consideration and the EBITDA-based metric in the applicable award agreement deemed achieved at target performance and determined without proration for any portion of the performance period that has not yet been completed, multiplied by (B) the merger consideration.
Surrender and Payment Procedures
At or prior to the effective time of the merger, Parent or Merger Sub will deposit, or will cause to be deposited, with the paying agent a cash amount in U.S. dollars sufficient to pay the aggregate merger consideration, other than in respect of the excluded shares as discussed below.
Promptly after the effective time of the merger, and in any event within five business days thereafter, the Surviving Corporation will cause the paying agent to mail to each of our holders of shares of record immediately prior to the effective time of the merger (other than holders of excluded shares) (1) a notice advising such holders of the effectiveness of the merger; (2) a letter of transmittal specifying that delivery will be effected, and risk of loss and title will pass, only upon the delivery of the share certificates representing such shares of Company common stock (or affidavits of loss in lieu of such share certificates as provided in the merger agreement) or the transfer of the shares of Company common stock represented by book-entry not held, directly or indirectly, through The Depository Trust Company to the paying agent, and such materials will be in such form and having such provisions as Parent desires with approval of the Company (such approval not to be unreasonably withheld, conditioned or delayed); and (3) instructions advising each such holder of record how to surrender his, her or its shares of Company common stock in exchange for the merger consideration. Parent will cause the paying agent to deliver to each holder of record, as promptly as reasonably practicable after the effective time of the merger, a check in the amount (after giving effect to any required tax withholdings) of merger consideration to which such holder is entitled after delivery or transfer of such shares of Company common stock. Interest will not be paid or accrue in respect of the merger consideration.
With respect to book-entry shares of Company common stock held, directly or indirectly, through The Depository Trust Company, Parent and the Company will cooperate to establish procedures with the paying agent, The Depository Trust Company, The Depository Trust Company’s nominees and other relevant intermediaries to ensure that the paying agent will transmit to The Depository Trust Company as promptly as practicable after the effective time, upon surrender of shares of Company common stock held of record by The Depository Trust Company or its nominees in accordance with The Depository Trust Company’s customary surrender procedures and such other procedures as agreed by Parent, the Company, the paying agent, The Depository Trust Company, The Depository Trust Company’s nominees and such other necessary or desirable third-party intermediaries, the merger consideration to which the beneficial owners thereof are entitled to receive as a result of the merger.
In the event of a transfer of ownership of shares of Company common stock that is not registered in the transfer records of the Company, or if the merger consideration is to be paid in a name other than that in which the share certificate surrendered or transferred in exchange therefor is registered in the transfer records of the Company, a check for any cash to be exchanged upon due surrender of the share certificates may be issued to such transferee if the share certificates formerly representing such shares of Company common stock are presented to the paying agent, accompanied by all documents reasonably required to evidence and effect such transfer and to evidence that any applicable stock transfer taxes have been paid or are not applicable.
Any holder of book-entry shares of Company common stock will not be required to deliver a share certificate or an executed letter of transmittal to the paying agent to receive the merger consideration that such holder is entitled to receive. Payment of the merger consideration with respect to book-entry shares of Company common stock will only be made to the person in whose name such book-entry shares of Company common stock are registered in the stock transfer records of the Company.

From and after the effective time of the merger, there will be no transfers on the stock transfer books of the Company of the shares of Company common stock that were outstanding immediately prior to the effective time of the merger. If, after the effective time of the merger, any share certificate or acceptable evidence of a book-entry share is presented to the Surviving Corporation, Parent or the paying agent for transfer, it will be cancelled and exchanged for the cash amount in immediately available funds to which the holder is entitled to receive as a result of the merger.
If any cash deposited with the paying agent remains unclaimed by, or otherwise undistributed to, holders of shares of Company common stock by the one year anniversary of the effective time of the merger, such cash will be delivered to the Surviving Corporation or an affiliate thereof designated by the Surviving Corporation. Thereafter, holders of our common stock (other than holders of excluded shares) who have not received payment due to non-compliance with the exchange procedures will be entitled to look only to the Surviving Corporation with respect to payment of the merger consideration (after giving effect to any required tax withholdings), without any interest thereon.
Parent, the Company, Merger Sub, the Surviving Corporation and the paying agent, as applicable, will be entitled to deduct and withhold from the amounts otherwise payable pursuant to the merger agreement such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code or any other applicable federal, state, local or foreign tax law. To the extent that amounts are so withheld and timely remitted to the applicable governmental authority, such amounts will be treated for all purposes of the merger agreement as having been paid to the person in respect of which such deduction and withholding was made. If Parent, the Company, Merger Sub or CD&R Fund X determines that it or any of its affiliates, permitted successors or assigns is required to deduct or withhold any amount from any payment pursuant to the merger agreement or in connection with the transactions contemplated by the merger agreement, in each case, which payment is to be made to any of Parent, the Company, Merger Sub or CD&R Fund X, then Parent or the Company, as applicable, will provide notice to the other party of the intent to deduct or withhold such amount and the basis for such deduction or withholding as promptly as reasonably practicable, and Parent, the Company and Merger Sub will and will cause their applicable affiliates, permitted successors and assigns to reasonably cooperate with one another in order to eliminate or reduce any such deduction or withholding, including providing a reasonable opportunity for the applicable payee to provide forms or other evidence that would mitigate, reduce or eliminate such deduction or withholding.
Representations and Warranties
Representations and Warranties of the Company
We made customary representations and warranties in the merger agreement that are subject, in many cases, to exceptions and qualifications contained in the merger agreement, in the Company’s confidential disclosure schedule delivered to Parent in connection with execution of the merger agreement (the “disclosure schedule”) or in certain reports filed with the SEC. These representations and warranties relate to, among other things:
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our and our subsidiaries’ due organization, good standing, existence and authority to carry on our and their businesses;

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our capitalization, including:

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the number of authorized and outstanding shares of Company common stock and Company preferred stock and the number of Company equity awards outstanding;

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that all outstanding shares of Company common stock, and all issued and outstanding equity interests of the Company’s subsidiaries, are duly authorized and validly issued in accordance with the Company’s and its subsidiaries’ organizational documents, as applicable, and are, or will be when issued, fully paid (to the extent required) and nonassessable, and have not been issued in violation of applicable securities laws or preemptive rights, rights of first refusal or other similar rights of any person;

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except as set forth in the organizational documents of the Company, the absence of preemptive rights or other outstanding rights, options, warrants, conversion rights, stock appreciation rights, phantom equity interests, redemption rights, repurchase rights, agreements, arrangements, calls, subscription agreements, commitments or rights of any kind obligating the issuance or sale of any equity interests or securities or obligations convertible or exchangeable for any equity interests of the Company or our subsidiaries;
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the absence of any outstanding bonds, debentures, notes or other obligations of the Company, the holders of which have the right to vote with the holders of equity interests in the Company or any of its subsidiaries on any matter;

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the absence of any agreement or understanding relating to the voting or registration of the shares of Company common stock or other equity interests of the Company or any of its subsidiaries; and

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our or our subsidiaries’ ownership of equity or long-term debt securities of any other entity;

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our corporate power and authority related to the merger agreement, including as it relates to our entry into and performance of our obligations under the merger agreement and to consummate the merger and the other transactions contemplated by the merger agreement and the enforceability of the merger agreement against us;

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that the adoption of the merger agreement and the approval of the merger by (1) the holders of a majority of the aggregate voting power of the outstanding shares of Company common stock entitled to vote on such matter and (2) the holders of a majority of the aggregate voting power of the outstanding shares of Company common stock beneficially owned by unaffiliated stockholders entitled to vote on such matter, in each case, at a stockholder meeting duly called and held for such purpose, are the only votes of the holders of shares of Company common stock necessary to approve the merger agreement and to consummate the merger and any other transactions contemplated by the merger agreement;

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the required actions by or in respect of, and filings with, governmental authorities in connection with the merger and the merger agreement;

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our execution, delivery and performance under the merger agreement, and whether such execution, delivery and performance would result in violations of, or conflicts with, our governing documents or applicable law, or any defaults, terminations, cancellations or accelerations under certain agreements or the creation of liens on any of our assets;

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our SEC filings since December 31, 2019 and the financial statements included in such SEC filings, and our disclosure controls and procedures and internal controls over financial reporting;

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our compliance with the applicable listing and corporate governance requirements of the NYSE;

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the absence of obligations or liabilities of the Company that would be required by U.S. GAAP to be reflected on a consolidated balance sheet of the Company and its subsidiaries, other than (1) obligations or liabilities reflected or reserved against in the consolidated balance sheet of the Company for the year ended December 31, 2021; (2) obligations or liabilities arising in connection with the transactions contemplated by the merger agreement; (3) obligations or liabilities incurred in the ordinary course of business since December 31, 2021; (4) executory obligations arising from any contract entered into in the ordinary course of business; or (5) obligations or liabilities that have not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect (as described below);

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(1) our conduct of business in all material respects in the ordinary course of business from December 31, 2021 through the date of the merger agreement, except in connection with the Company’s sale process, the merger agreement and the transactions contemplated thereby and actions taken in good faith to respond to COVID-19 Measures (as defined below); (2) that neither the Company nor its subsidiaries has taken, or agreed to take, any action that, if taken on or after the date of the merger agreement, would have constituted a breach of certain covenants relating to mergers, dividends, changes to financial accounting policies or procedures or dispositions of material assets; and (3) the absence since January 1, 2022 of certain changes, including any change, effect, occurrence, event or development that has had or would reasonably be expected to have, individually or in the aggregate, a material adverse effect (as described below);

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the absence of certain legal proceedings, investigations and governmental orders against the Company or any of its subsidiaries;

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certain matters relating to employee benefit plans of the Company and its subsidiaries;

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since January 1, 2020, compliance with applicable laws, including anti-corruption laws, and the permits, licenses, certifications, approvals, registrations, identification numbers, consents, authorizations, franchises, variances, exemptions and orders (including all product certifications) necessary for the operation of the business of the Company and its subsidiaries as currently conducted;

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certain matters relating to material contracts;

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certain material rights to the owned real property and leases of real property of the Company and any of its subsidiaries;

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the inapplicability of anti-takeover statutes and any anti-takeover provisions in the Company’s certificate of incorporation or bylaws to the merger agreement or the transactions contemplated by it;

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certain environmental matters relating to the Company and its subsidiaries;

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certain tax matters relating to the Company and its subsidiaries;

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certain labor matters relating to the Company and its subsidiaries;

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certain intellectual property matters relating to the Company and its subsidiaries;

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certain matters relating to insurance policies;

•
the absence of certain related party transactions that have not been disclosed in the company reports as of the date of the merger agreement;

•
the receipt by the Special Committee of a fairness opinion;

•
the accuracy of information supplied for inclusion or incorporation by reference in this proxy statement or the Schedule 13E-3 and any amendment or supplement thereto;

•
the absence of any undisclosed broker’s or finder’s fees; and

•
the absence of a default or event of default under the Company’s Cash Flow Credit Agreement, dated as of April 12, 2018, the Company’s ABL Credit Agreement, dated as of April 12, 2018, and the Company’s Indenture, dated as of April 12, 2018 (collectively, the “existing credit documents”), in each case, as of the date of the merger agreement and as of immediately prior to the closing.

Material Adverse Effect
Many of our representations and warranties are qualified by, among other things, exceptions relating to the absence of a “material adverse effect,” which means any change, effect, event, occurrence or development (which we collectively refer to as an “effect”) that is materially adverse to the business or financial condition of the Company and its subsidiaries, taken as a whole, excluding any effect resulting from the following:
•
changes in the economy or financial, debt, credit or securities markets generally in the United States or any other country or region in the world, or changes in conditions in the global economy generally (except to the extent the Company and its subsidiaries, taken as a whole, are disproportionately adversely affected by such effects, compared to other similarly sized and situated companies in the residential and commercial building product manufacturing sector, and then solely to the extent of any such disproportionality);

•
changes generally affecting the industries (including the residential and commercial construction, manufactured housing or remodeling and renovation industries) in which the Company and its subsidiaries operate (including changes or developments in aluminum, steel or other commodity prices or the Company’s raw material inputs and end products or any change affecting the aluminum or steel industries generally) (except to the extent the Company and its subsidiaries, taken as a whole, are disproportionately adversely affected by such effects, compared to other similarly sized and situated companies in the residential and commercial building product manufacturing sector, and then solely to the extent of any such disproportionality);
•
changes in U.S. GAAP or of applicable law, or the official interpretations thereof (except to the extent the Company and its subsidiaries, taken as a whole, are disproportionately adversely affected by such effects, compared to other similarly sized and situated companies in the residential and commercial building product manufacturing sector, and then solely to the extent of any such disproportionality);

•
changes in any political or geopolitical, regulatory, legislative or social conditions, acts of war (whether or not declared), hostilities, military actions or acts of terrorism, or any escalation or worsening of the foregoing (except to the extent the Company and its subsidiaries, taken as a whole, are disproportionately adversely affected by such effects, compared to other similarly sized and situated companies in the residential and commercial building product manufacturing sector, and then solely to the extent of any such disproportionality);

•
weather conditions or acts of God (including storms, earthquakes, tsunamis, tornados, hurricanes, pandemics (including SARS-CoV-2 or COVID-19, any evolutions or mutations thereof or related or associated epidemics, pandemics or disease outbreaks (“COVID-19”)), epidemics or other outbreaks of disease, quarantine restrictions, floods, droughts or other natural disasters and force majeure events) (or escalation or worsening of any such events or occurrences, including, as applicable, subsequent wave(s)) (except to the extent the Company and its subsidiaries, taken as a whole, are disproportionately adversely affected by such effects (other than any effect with respect to COVID-19 or COVID-19 Measures or any escalation or worsening thereof (including any subsequent waves)), compared to other similarly sized and situated companies in the residential and commercial building product manufacturing sector, and then solely to the extent of any such disproportionality);

•
any capital market conditions, in each case in the U.S. or any other country or region in the world (except to the extent the Company and its subsidiaries, taken as a whole, are disproportionately adversely affected by such effects, compared to other similarly sized and situated companies in the residential and commercial building product manufacturing sector, and then solely to the extent of any such disproportionality);

•
any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down, closure, sequester, safety or similar law, directive, guidelines or recommendations promulgated by any governmental authority, including the Centers for Disease Control and Prevention and the World Health Organization, in each case, in connection with or in response to COVID-19 (“COVID-19 Measures”);

•
a decline, in and of itself, in the price or trading volume of the shares of Company common stock of the Company on the NYSE or any other securities market or in the trading price of any other securities of the Company or any of its subsidiaries (provided that the underlying causes of any such decline may be taken into account unless (and to the extent) such underlying cause would otherwise be excluded by other clauses of this definition);

•
any failure, in and of itself, by the Company to meet any internal or published projections, forecasts, estimates or predictions of revenues, earnings, cash flow or cash position or other financial or operating measures or metrics (whether such projections, forecasts, estimates or predictions were made by the Company or independent third parties) for any period (provided that the underlying causes of any such failure may be taken into account unless (and to the extent) such underlying cause would otherwise be excluded by other clauses of this definition);

•
the identity of Parent or Merger Sub, or the announcement, pendency or consummation of the merger agreement or the merger, or any amendment of the Schedule 13D or Schedule 13D/A filed by the applicable CD&R Funds (including the impact on relationships with employees, customers, suppliers, distributors, partners, vendors or other persons) (other than with respect to any representation or warranty contained in the merger agreement to the extent such representation or warranty expressly addresses consequences resulting from the execution of the merger agreement or the consummation or pendency of the transactions contemplated by the merger agreement);

•
any action or claim made or brought by any of the current or former stockholders of the Company (or on their behalf or on behalf of the Company) against the Company or any of its directors, officers, or employees arising out of the merger agreement or the merger or the other transactions contemplated by it;

•
any action or inaction by the Company or its subsidiaries taken or omitted to be taken at the written request of Parent or Merger Sub or with the written consent of Parent or Merger Sub, or expressly required by the merger agreement; or

•
the availability or cost of equity, debt or other financing to Parent or Merger Sub.

Representations and Warranties of Parent and Merger Sub
The merger agreement also contains customary representations and warranties made by Parent and Merger Sub that are subject, in some cases, to specified exceptions and qualifications contained in the merger agreement. The representations and warranties of Parent and Merger Sub relate to, among other things:
•
their due organization, existence, good standing, and authority to carry on their businesses;

•
their corporate power and authority related to the merger agreement, including their power to enter into the merger agreement, perform their obligations under the merger agreement, and consummate the merger and the other transactions contemplated by the merger agreement and the enforceability of the merger agreement against them;

•
the required actions by or in respect of, and filings with, governmental authorities in connection with the merger and the merger agreement;

•
their execution, delivery and performance under the merger agreement, and whether such entry and performance would result in violations of, or conflicts with, their governing documents or applicable law, or any defaults, terminations, cancellations or accelerations under certain agreements or the creation of liens on any of their assets;

•
the absence of certain legal proceedings or investigations against Parent or Merger Sub;

•
the delivery by CD&R Fund X of a true, complete and correct copy of its duly executed limited guarantee and the delivery by the CD&R Stockholders of a true, complete and correct copy of their duly executed voting and support agreement, and the limited guarantee and the voting and support agreement being in full force and effect and enforceable against CD&R Fund X and the CD&R Stockholders, as applicable, in accordance with their terms;

•
the delivery by Parent of true, correct and complete copies of fully executed equity commitment letters with respect to equity financing for the merger (the “equity financing”), debt commitment letters with respect to debt financing for the merger (the “debt financing” and together with the equity financing, the “financing”) and fee letters (the foregoing collectively, the “financing letters”), and the financing letters being in full force and effect and enforceable against the applicable counterparties thereto in accordance with their terms;

•
that the financing, when funded in accordance with the financing letters and after giving effect to any “flex” provisions in or related to the debt commitment letters (including with respect to fees and original issue discounts), will provide Parent and Merger Sub with available funds sufficient for the satisfaction of Parent’s and Merger Sub’s payment obligations under the merger agreement and the financing letters, including for the payment of the required amounts (as described in the section of this proxy statement entitled “Special Factors — Financing of the Merger”);

•
the capitalization and business conduct of Merger Sub;

•
the solvency of Parent and its subsidiaries;

•
the absence of any broker’s or finder’s fees for which the Company would be responsible;

•
the accuracy of information supplied for inclusion or incorporation by reference in this proxy statement or the Schedule 13E-3 and any amendment or supplement thereto;

•
the CD&R Stockholders’ ownership of shares of Company common stock as of the date of the merger agreement and as of the closing; and

•
the tax residency of CD&R Fund X.

The representations and warranties in the merger agreement of each of the Company, Parent and Merger Sub will not survive the consummation of the merger or the termination of the merger agreement pursuant to its terms.
Conduct of Our Business Pending the Merger
Under the merger agreement, between the date of the merger agreement and the earlier of the effective time of the merger and the termination of the merger agreement in accordance with its terms, except (1) as expressly contemplated, required or permitted by the merger agreement; (2) as required by applicable law; (3) as approved in writing by Parent (such approval not to be unreasonably withheld, delayed or conditioned); (4) as set forth on the disclosure schedule; or (5) subject to certain restrictions, for any necessary or advisable actions taken in good faith to respond to the actual or reasonably anticipated effects of COVID-19 or to comply with COVID-19 Measures, the Company has agreed that it will, and that it will cause its subsidiaries to, use its and their commercially reasonable efforts to conduct their respective businesses in the ordinary course of business and preserve intact their business organizations and relationships with customers, suppliers, distributors and other Persons with which it has material business dealings.
We have further agreed that, between the date of the merger agreement and the earlier of the effective time of the merger and the termination of the merger agreement in accordance with its terms, except (1) as expressly contemplated, required or permitted by the merger agreement; (2) as required by applicable law; (3) as approved in writing by Parent (such approval not to be unreasonably withheld, delayed or conditioned); (4) set forth on the disclosure schedule; or (5) subject to certain restrictions, for any necessary or advisable actions taken in good faith to respond to the actual or reasonably anticipated effects of COVID-19 or to comply with COVID-19 Measures, the Company will not, and will cause its subsidiaries not to:
•
adopt any changes in the certificate of incorporation or bylaws of the Company or its subsidiaries;

•
merge or consolidate the Company or any of its subsidiaries with any other third party;

•
restructure, reorganize, recapitalize or completely or partially liquidate or dissolve or otherwise impose any changes or restrictions on the assets, the operations or business of the Company or any of its subsidiaries;

•
issue, sell, pledge, dispose of, or encumber, among other related actions, or authorize the issuance, sale, pledge or transfer of, among other related actions, or otherwise enter into any contract or understanding with respect to the voting of any shares of Company common stock or that of any of its subsidiaries, or any security interests that can convert or exchange into, or carry the right to purchase, Company common stock or that of its subsidiaries, other than:

•
any transaction among the Company and its subsidiaries or among the Company’s wholly owned subsidiaries;

•
pursuant to the exercise or settlement of the Company equity awards outstanding as of the date of the merger agreement; or

•
the incurrence of any liens permitted under the merger agreement;

•
make any loans, advances or capital contributions to or investments in any person, other than (1) to the Company or any of its wholly owned subsidiaries and (2) operating leases and extensions of credit terms to customers in each case in the ordinary course of business consistent with past practice;

•
declare, set aside, make or pay any dividend or other distribution with respect to any of its capital stock, except for dividends or other distributions paid by any wholly owned subsidiary of the Company to the Company or to any other wholly owned subsidiary of the Company;

•
reclassify, split, combine, purchase or otherwise acquire, among other related actions, any shares of the Company’s capital stock or securities convertible into or exercisable for shares of its capital stock, except for (1) any such action by a wholly owned subsidiary of the Company; (2) acquisitions of shares in satisfaction of withholding obligations in respect of certain Company equity awards to the extent required by such Company equity awards, or (3) payment of the exercise price in respect of certain stock options, in the case of clauses (2) and (3), outstanding as of the date of the merger agreement pursuant to its terms or granted after the date of the merger agreement without violating the terms of the merger agreement;

•
create, incur, assume or guarantee any indebtedness for borrowed money or issue any debt securities or guarantees of the same or any other indebtedness, except for (1) borrowings in the ordinary course of business under the Company’s existing revolving credit facilities (as long as any such incurrence does not and is not reasonably expected to cause the Payment Condition (as defined in the ABL Credit Agreement) to fail to be satisfied on, or as of, the closing date); (2) guarantees or credit support provided by the Company or any of its subsidiaries of the obligations of the Company or any of its subsidiaries in the ordinary course of business to the extent such indebtedness is in existence on the date of the merger agreement or incurred in compliance with clause (1); and (3) any indebtedness solely among the Company and its wholly owned subsidiaries or among the Company’s wholly owned subsidiaries;

•
incur or commit to capital expenditures of $5 million individually or $10 million in the aggregate, other than those in accordance with the Company’s capital expenditure budget made available to Parent or capital expenditures as required on an emergency basis for the safety of individuals or the environment;

•
other than in the ordinary course of business consistent with past practice, subject to certain exceptions, enter into certain material contracts or amend, modify or waive in a material respect or terminate certain material contracts in a manner adverse to the Company (other than expirations of any such contract in accordance with its terms);

•
make any material changes with respect to financial accounting policies or procedures, except as required by changes in applicable law, proposed law or U.S. GAAP;

•
settle certain actions, suits, claims, hearings, arbitrations, investigations or other proceedings for an amount in excess of $1 million individually or $5 million in the aggregate, other than where the amount paid or to be paid by the Company or any of its subsidiaries is (1) fully covered by insurance coverage or retention amounts maintained by the Company or any of its subsidiaries or (2) not materially in excess of the amount, if any, reflected or specifically reserved in the Company’s balance sheets included in documents filed or furnished to the SEC since December 31, 2019 (or the notes thereto) (with materiality measured relative to the amount so reflected or reserved, if any), in each case, as long as the settlement or compromise does not (x) impose any non-de minimis restriction on the business or operations of the Company or any of its subsidiaries (or Parent or any of its subsidiaries after the closing) or (y) include any non-de minimis non-monetary or injunctive relief, or the admission of wrongdoing, by the Company or any of its subsidiaries or any of their respective officers or directors;

•
sell, lease, license, encumber (other than liens permitted under the merger agreement), permit to lapse, abandon or otherwise dispose of any material assets or property (including any material intellectual property rights), except (1) pursuant to existing contracts or commitments (or refinancings thereof); (2) as may be required by a governmental authority to permit or facilitate the consummation of the merger or any of the other transactions contemplated in the merger agreement solely to the extent required by the merger agreement; (3) transactions among the Company and its wholly owned subsidiaries or among the Company’s wholly owned subsidiaries; (4) in the ordinary course of business and in no event in an amount exceeding $1 million individually or $5 million in the aggregate;

•
except for such actions required by the terms of any Company benefit plan as in effect on the date of the merger agreement: (1) increase the compensation or other benefits payable or provided to the Company’s employees or other service providers; (2) increase or accelerate or commit to accelerate the funding, payment or vesting of compensation or benefits provided under any Company benefit plan; (3) grant or announce any cash- or equity or equity-based incentive awards, bonus, change of control, severance or retention award to any employee or other service provider of the Company or its subsidiaries; (4) establish, adopt, enter into terminate or amend any labor agreement or material Company benefit plan (or any plan, program, agreement or arrangement that would be a Company benefit plan if in effect on the date of the merger agreement); (5) recognize or certify any labor union, labor organization, works council, or group of employees as the bargaining representative of any employees of the Company or its subsidiaries or (6) hire or terminate the employment of any employee of the Company whose annualized base compensation exceed $300,000;
•
acquire any business, assets or capital stock of any person or division thereof, whether in whole or in part (and whether by purchase of stock, purchase of assets, merger, consolidation or otherwise), other than the acquisition of assets from vendors or suppliers of the Company or any of its subsidiaries in the ordinary course of business;

•
cancel, modify, amend or waive or terminate any of the existing credit documents, except for modifications or amendments that would not (1) impair the ability of Parent to obtain the debt financing or any high-yield bonds being issued in lieu of all or a portion of the debt financing on the closing date; (2) reduce the ability of the Company and its subsidiaries to incur secured debt for borrowed money in the form of the debt financing or any high-yield bonds being issued in lieu of all or a portion of the debt financing on the closing date in any material respect; (3) reduce the ability of the Company and its subsidiaries to make Restricted Payments (as defined in the applicable existing credit document) on the closing date in any material respect; (4) impair the ability of the merger to be consummated in compliance with any “merger” or “fundamental changes” covenant in the existing credit documents; or (5) amend or modify the stated final maturity date of any indebtedness for borrowed money thereunder to be sooner than such maturity date as in effect as of the date of the merger agreement, amend or modify the interest rate or undrawn commitment fees payable by the Company or its subsidiaries under any such agreement in a manner materially adverse to the Company and its subsidiaries or amend or modify any such agreement to reduce the amount of the total lending commitments thereunder;

•
implement or announce any permanent plant closings or permanent facility shutdown that would implicate the WARN Act;

•
other than in the ordinary course of business or consistent with past practice (1) change or revoke any material tax election; (2) change any annual tax accounting period or material method of tax accounting; (3) file any material amended tax return; (4) settle or compromise any material claim related to taxes for an amount materially in excess of amounts reserved; (5) enter into any material closing agreement; (6) surrender any right to claim a material tax refund, offset or other reduction in liability for an amount materially in excess of amounts reserved; or

•
agree, authorize or commit to do any of the foregoing.

Parent, Merger Sub and their subsidiaries also agree that, from the date of the merger agreement until the effective time of the merger, they will not (1) knowingly take any action that would prevent, materially delay or materially impede the consummation of the equity financing or the debt financing; (2) acquire or agree to acquire any person (a “specified acquisition”), if the entering into a definitive agreement relating to or consummating the specified acquisition would reasonably be expected to (a) prevent, materially delay or materially impair the obtaining of, or adversely affect in any material respect the ability of Parent or its affiliates to procure, any authorizations, consents, orders, declarations or approvals of any governmental authority or the expiration or termination of any applicable waiting period necessary to consummate the transactions contemplated by the merger agreement, or (b) materially increase the risk of any governmental authority entering an order, ruling, judgment or injunction prohibiting the consummation of the transactions contemplated by the merger agreement; or (3) take any action that would reasonably be expected to prevent, materially impair or materially delay the consummation of the merger or the satisfaction of any of the closing conditions thereto.

No Solicitation of Acquisition Proposals; Board Recommendation Changes
No Solicitation or Negotiation
Except as expressly permitted by the terms of the merger agreement described below, we have agreed in the merger agreement that neither the Company nor any of its subsidiaries, nor any of the employees (including any officers) and directors of the Company or its subsidiaries will, and the Company will instruct and use its reasonable best efforts to cause its and its subsidiaries’ investment bankers, attorneys, accountants and other advisors or representatives, along with employees (including any officers and directors) (which we collectively refer to as “representatives”) not to, directly or indirectly:
•
initiate, solicit, propose or knowingly encourage or knowingly facilitate any inquiries or the making of any proposal or offer that constitutes, or would reasonably be expected to lead to, any acquisition proposal (as defined below);

•
engage in, continue or otherwise participate in any discussions or negotiations regarding, or provide any non-public information or data relating to, any acquisition proposal or any inquiry, proposal, indication of interest or offer that would reasonably be expected to lead to an acquisition proposal;

•
furnish any non-public information relating to the Company or any of its subsidiaries or afford any access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company and its subsidiaries, in any such case with the intent to induce, or that could reasonably be expected to result in, the making, submission or announcement of, an acquisition proposal;

•
approve, endorse or recommend any proposal that constitutes or would reasonably be expected to lead to an acquisition proposal; or

•
resolve or agree to do any of the foregoing.

The merger agreement defines the term “acquisition proposal” to mean any proposal or offer from a third party that, if consummated, would result in (1) a direct or indirect purchase or acquisition by such third party of the assets of the Company constituting 15% or more of the consolidated net revenues, net income or total assets (including equity securities of the subsidiaries of the Company) of the Company and its subsidiaries, taken as a whole; (2) any direct or indirect purchase or acquisition by such third party of beneficial ownership of 15% or more of the total voting power of the Company; or (3) a direct or indirect merger, joint venture, partnership, consolidation, dissolution, liquidation, tender offer, recapitalization, reorganization, share exchange, business combination or other similar transaction involving the Company pursuant to which such third party (or its equityholders) would hold securities representing 15% or more of the total voting power of the Company (or the surviving or resulting entity) after giving effect to such transaction.
We also have agreed in the merger agreement that the Company will, and will cause its subsidiaries and its and their respective employees, officers and directors to, and will instruct and use its reasonable best efforts to cause each of its and their respective other representatives to, (1) cease and cause to be terminated any discussions or negotiations with any third party that would be prohibited by the non-solicitation provisions of the merger agreement and cease providing any further information with respect to the Company or any acquisition proposal to any such third party or its or their representatives; (2) terminate all access granted to any such third party and its or their representatives to any physical or electronic data room (or any other diligence access); and (3) within two business days following the execution of the merger agreement, request in writing the prompt return or destruction of all non-public information concerning the Company and its subsidiaries theretofore furnished to any such person with whom a confidentiality agreement with respect to an acquisition proposal was entered into at any time within the five-month period immediately preceding the date of the merger agreement.
No Solicitation Exceptions
Notwithstanding the foregoing, the Company and Parent also agreed that, at any time prior to the time the Company’s stockholders adopt the merger agreement, in response to an unsolicited bona fide written acquisition proposal received after the date of the merger agreement that did not result from a breach of the non-solicitation provisions of the merger agreement, the Company may, or may authorize its representatives to:
(1)
provide information in response to a request by a third party who has made an unsolicited bona fide written acquisition proposal if the Company receives from such third party so requesting such information a customary confidentiality agreement; provided that:

•
such confidentiality agreement need not prohibit the making, or amendment, of an acquisition proposal; and

•
the Company will substantially concurrently disclose (and, if applicable, provide copies of) any such information to Parent to the extent not previously disclosed or provided; or

(2)
engage or participate in any discussions or negotiations with any third party that has made such an unsolicited bona fide written acquisition proposal,

if and only to the extent that, in each such case referred to in clauses (1) and (2) above, the Board (acting on the recommendation of the Special Committee), or the Special Committee determines in good faith based on the information then available and after consultation with its financial advisor and outside legal counsel that such acquisition proposal either constitutes a superior proposal (as defined below) or is reasonably likely to result in a superior proposal.
Notwithstanding anything contrary in the merger agreement, the Company, directly or indirectly through one or more of its representatives, may, before the receipt of stockholder approval, seek clarification from (but not engage in negotiations or provide non-public information to) any third party that has made an acquisition proposal solely to clarify and understand the terms and conditions of such proposal to provide adequate information for the Board or Committee to make an informed determination.
The merger agreement defines the term “superior proposal” to mean a bona fide written acquisition proposal (with references to 15% being deemed to be replaced with references to 50%) by a person or group (other than the affiliated stockholders or any of their respective affiliates) that (1) was not the result of a breach of the non-solicitation provisions of the merger agreement and (2) either the Board or the Special Committee determines in good faith, after consultation with its financial advisor and outside legal counsel and after taking into account the certainty and timing of closing, financing arrangements and the form, amount and timing of payment of consideration of such proposal, the person or group making such proposal and such other legal, financial, regulatory and all other relevant aspects of such proposal, as the Board or Committee deems in good faith relevant, would, if consummated, result in a transaction that is more favorable from a financial point of view to the Company’s stockholders than the merger and the other transactions contemplated by the merger agreement.
The Company agrees to promptly (and, in any event, within 24 hours) notify Parent in writing if any inquiries, proposals, indications of interest or offers with respect to an acquisition proposal are received by, any information is requested from, or any discussions or negotiations are sought to be initiated or continued with, it or any of its representatives indicating, in connection with such notice, the material terms and conditions of any inquiry, proposal (including, for the avoidance of doubt, the form and amount of consideration and proposed financing arrangements), or offer (including the identity of the third party making such inquiry, proposal, indication of interest or offer and, if applicable, copies of any written request, inquiry, proposal, offer, indication of interest or offer, including proposed agreements, commitment letters and any other written communications, but excluding, for the avoidance of doubt, drafts of agreements to the extent they do not constitute or form a part of the acquisition proposal or request) and thereafter to keep Parent informed, on a prompt basis (and, in any event, within 24 hours), of the status and terms of any such proposal, inquiry, indication of interest or offer (including any amendments thereto and any new, amended or revised written materials relating thereto provided to the Company and its representatives) and the status of any such discussions or negotiations.
No Change of Recommendation
The merger agreement provides that (subject to certain exceptions described below) neither the Board nor the Special Committee will (1) withhold, withdraw, qualify or modify (in a manner adverse to Parent), or publicly propose or resolve to withhold, withdraw, qualify or modify (in a manner adverse to Parent), the Company recommendation (it being understood that it will be considered a modification adverse to Parent that is material if (a) any acquisition proposal structured as a tender or exchange offer is commenced and the Board, including the Special Committee, fails to publicly recommend against acceptance of such tender or exchange offer by the holders of shares of Company common stock within 10 business days of commencement thereof pursuant to Rule 14d-2 of the Exchange Act or (b) any acquisition proposal is publicly announced and the Board or the Special Committee fails to issue a public press release within 10 business days of such public announcement reaffirming the Company recommendation or stating that the Company recommendation has not been changed); (2) authorize, adopt, approve, endorse, recommend, or publicly declare advisable (or publicly propose to do any of the foregoing), any acquisition proposal; (3) fail to include the Company recommendation in the proxy statement; or (4) except as expressly permitted by, and after compliance with certain provisions of the merger agreement, approve or recommend, or declare advisable or propose to enter into, or cause or permit the Company to enter into, any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, joint venture agreement, share exchange agreement or other similar definitive agreement with respect to any acquisition proposal (other than a customary confidentiality agreement) (any of the foregoing, a “change of recommendation”).
No Change of Recommendation Exceptions
Superior Proposal
Notwithstanding the foregoing, the Company and Parent also agreed that, prior to the time the stockholders of the Company adopt the merger agreement, in response to an unsolicited bona fide written acquisition proposal that did not arise from a breach of the non-solicitation obligations set forth in the merger agreement, either the Board (acting on the recommendation of the Special Committee) or the Special Committee may effect a change of recommendation (or terminate the merger agreement in order to enter into an alternative acquisition proposal providing for a superior proposal, in which case the Company will be required to pay a termination fee of $105,000,000 to Parent, as described in the section of this proxy statement entitled “The Merger Agreement — Termination”), if, prior to taking such action, (1) the Board (acting on the recommendation of the Special Committee) or the Special Committee, as applicable, determines in good faith, after consultation with its financial advisor and outside legal counsel, that such acquisition proposal is a superior proposal, and (2) the Company complies with certain procedures that, among other things, require the Company to provide Parent with four business days’ notice that the Company has received such proposal, as described below.
Change of Recommendation or Termination Procedures
The Company further agreed that the Board (acting on the recommendation of the Special Committee) or the Special Committee will not make a change of recommendation in response to an acquisition proposal (or terminate the merger agreement in order to enter into an alternative acquisition proposal providing for a superior proposal, in which case the Company will be required to pay a termination fee of $105,000,000 to Parent), unless:
•
the Company notifies Parent in writing at least four business days in advance (which we refer to as, as may be extended, the “notice period”) that it has received such proposal, specifying material terms and conditions of the proposal and providing copies of the most recent versions of all relevant documents relating to such proposal, and that the Board or Committee, as applicable, intends to change its recommendation or terminate the merger agreement, and during such four business day period, the Company will (and will cause its representatives to) be reasonably willing and available to participate in good faith negotiations with Parent and its representatives should Parent propose to make adjustments or revisions to the terms and conditions of the merger agreement, the financing letters and/or the limited guarantee; and

•
the Board (acting on the recommendation of the Special Committee), or the Special Committee, as applicable, takes into account any adjustments or revisions to the merger agreement, the financing letters, the support agreement and/or the limited guarantee committed to by Parent in writing, if any, and any other information offered by Parent in response to such notice, and has determined in good faith, after consultation with its financial advisor and outside legal counsel, that the acquisition proposal remains a superior proposal.
Note, however, that in the event of any change to the financial terms of, or any other material amendment or material modification to, any superior proposal, the Company will deliver a new written notice to Parent and will comply with the procedure described in this section, except that the notice period is reduced to three business days.
Intervening Events
Notwithstanding the foregoing, the Company and Parent also agreed that, prior to the time the stockholders of the Company adopt the merger agreement, in response to an intervening event that occurs or arises after the date of the merger agreement, the Board (acting on the recommendation of the Special Committee) or Committee may effect a change of recommendation if, prior to taking such action, (1) the Board (acting on the recommendation of the Special Committee) or the Special Committee, as applicable, determines in good faith, after consultation with its financial advisor and outside legal counsel, that the failure to take such action would be reasonably likely to be inconsistent with its fiduciary obligations to the Company’s stockholders under applicable law and (2) the Company gives four business days’ prior notice to Parent that the Company has determined that an intervening event has occurred or arisen and that the Company intends to effect a change of recommendation, and after giving such notice and prior to effecting such change of recommendation, the Company must negotiate (and must cause its representatives to negotiate) in good faith with Parent and its representatives (to the extent Parent wants to negotiate) to make such adjustments or revisions to the terms and conditions of the merger agreement, the financing letters and/or the limited guarantee in response thereto, and at the end of the four business day period, prior to taking action to effect a change of recommendation, the Board (acting on the recommendation of the Special Committee) or the Special Committee takes into account any adjustments or revisions to the terms and conditions of the merger agreement, the financing letters, the support agreement and/or the limited guarantee proposed by Parent in writing and any other information offered by Parent in response to such notice, and determines in good faith, after consultation with its financial advisor and outside legal counsel, that the failure to effect a change of recommendation in response to such intervening event would be reasonably likely to be inconsistent with the fiduciary obligations owed to the Company’s stockholders under applicable law.
An “intervening event” means any material change, effect, event, occurrence or development that was not known or reasonably foreseeable by the Special Committee as of the date of the merger agreement (or, if known or reasonably foreseeable, only the portion of such change, effect, event, occurrence or development of which the magnitude or material consequences were not known or reasonably foreseeable by the Special Committee as of the date of the merger agreement); provided, however, that in no event will (1) the receipt, existence or terms of an actual or possible acquisition proposal or any matter relating thereto or the consequences thereof; (2) any change, in and of itself, in the price or trading volume of the shares of Company common stock (it being understood that the underlying facts giving rise or contributing to such change may be taken into account in determining whether there has been an intervening event, to the extent otherwise permitted by this definition); or (3) the fact, in and of itself, that the Company exceeds (or fails to meet) internal or published projections or guidance or any matter relating thereto or of consequence thereof (it being understood that the underlying facts giving rise or contributing to such change may be taken into account in determining whether there has been an intervening event, to the extent otherwise permitted by this definition), constitute or be deemed to contribute to an intervening event.
Stockholders Meeting
The Company has agreed to take, in accordance with applicable law and its certificate of incorporation and bylaws, all action necessary to convene a meeting of its stockholders, to be duly called and held as promptly as reasonably practicable after clearance of this proxy statement by the SEC (and in no event later than the 35th day following the first mailing of the proxy statement without the written consent of Parent), for the purpose of considering and voting on the approval of the merger agreement by the affirmative vote of both (1) the majority of the outstanding shares and (2) the majority of the unaffiliated shares, in each case assuming a quorum is present. The transaction is structured to require the approval of a majority of security holders unaffiliated with CD&R; however, the transaction is not structured to require approval of a majority of all security holders unaffiliated with the Company because, although the votes of CD&R and its affiliates are excluded, the votes of our directors (other than the CD&R designees on the Board) and officers are included. The Company has agreed that the Board will recommend adoption of the merger agreement to the Company’s stockholders, subject to the provisions of the merger agreement discussed above under “The Merger Agreement — No Solicitation of Acquisition Proposals; Board Recommendation Changes.”
CD&R Vote
Concurrently with the execution of the merger agreement on March 5, 2022, the CD&R Stockholders, who collectively own approximately 49% of the issued and outstanding shares of Company common stock, entered into a voting and support agreement with the Company and, solely for the purposes described therein, CD&R Fund X, in connection with the transactions contemplated by the merger agreement (as described in the section of this proxy statement entitled “Voting and Support Agreement”). Pursuant to the voting and support agreement, the CD&R Stockholders agreed to, and to cause their applicable affiliates to, affirmatively vote or execute consents with respect to all shares of Company common stock owned by them as follows, unless the Board (acting upon the recommendation of the Special Committee) or the Special Committee has made a change of recommendation that amounts to a recommendation against the Merger Agreement Proposal and that has not been rescinded or withdrawn (in which case the CD&R Stockholders will be permitted to vote their shares of Company common stock in any manner they choose in their sole discretion):
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in favor of (1) the merger and the adoption of the merger agreement; (2) each of the other actions contemplated by the merger agreement or necessary or desirable in furtherance of the merger and the other transactions contemplated by the merger agreement; and (3) the adjournment of any meeting of the Company’s stockholders in accordance with the merger agreement; and

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against any action or agreement that would reasonably be expected to result in any of the conditions to the consummation of the merger under the merger agreement not being fulfilled.

Filings; Other Actions; Notification
The Company, Parent and Merger Sub will cooperate with each other and use their respective reasonable best efforts to:
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consummate and make effective the merger and the other transactions contemplated by the merger agreement as promptly as reasonably practicable;

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obtain from any governmental authority any consents, licenses, permits, waivers, approvals, authorizations, clearances or orders advisable or required to be obtained by Parent or the Company or any of their respective controlled affiliates as promptly as reasonably practicable, including under the antitrust laws;

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avoid or defend against any proceeding by any governmental authority, in connection with the authorization, execution and delivery of the merger agreement, the merger or any other transactions contemplated by the merger agreement;

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as promptly as reasonably practicable, and in any event within 10 business days after the date of the merger agreement, make all necessary filings under the HSR Act, and as promptly as reasonably practicable submit all other notifications, filings and registrations required or advisable under the antitrust laws, and thereafter promptly make an appropriate response to any additional information and documentary material that may be requested pursuant to any antitrust law; and

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as promptly as reasonably practicable, make any other required or advisable registrations, declarations, submissions and filings with respect to the transactions contemplated by the merger agreement required under the Exchange Act, any other applicable federal or state securities laws, and any other applicable law.

In addition, subject to the terms of the merger agreement, if any objections are asserted with respect to the merger or any other transactions contemplated by the merger agreement under the HSR Act or any other applicable antitrust laws, or if any lawsuit or other proceeding, whether judicial or administrative, is instituted (or threatened to be instituted), including any proceeding by a governmental authority or private party, challenging the merger or any other transactions contemplated by the merger agreement as violative of any antitrust law or which would otherwise prohibit or materially impair or delay in connection with any antitrust law the consummation of the merger and any other transactions contemplated by the merger agreement, each of the Company and Parent have agreed to use (and to cause their respective subsidiaries to use) their respective reasonable best efforts to resolve any objections.
In furtherance of the foregoing, Parent will, so as to enable the closing to occur as promptly as practicable, propose, negotiate, commit and effect, by consent decree, hold separate order, or otherwise to (1) sell, divest, dispose of or otherwise hold separate (including by establishing a trust or otherwise), any of the businesses, assets or properties of Parent, the Company or their respective subsidiaries and (2) otherwise take or commit to take actions that after the closing would limit Parent’s, the Company’s or any of its subsidiaries’ freedom of action with respect to, or its ability to operate and/or retain any of the businesses, assets or properties of Parent, the Company or any of their respective subsidiaries; provided, however, that Parent and the Company will not be required to take or agree to take any such actions unless it is binding on or otherwise applicable to Parent or the Company only from and after the effective time and that Parent will not be required to take any such actions as it relates to any affiliate of Parent (other than Merger Sub, the Company and their respective subsidiaries).
Financing; Cooperation with Debt Financing
Pursuant to the merger agreement, each of Parent and Merger Sub have agreed to use their reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper or advisable to consummate and obtain the financing on the terms (including the market “flex” provisions) set forth in the financing letters (or on other terms and conditions are acceptable to Parent, subject to the prohibited financing modifications) no later than the closing date, and to cause their respective affiliates to do the same. This includes using reasonable best efforts to (1) maintain in effect and comply with the financing letters and, to the extent entered into prior to the closing, the definitive agreements relating to the financing (the “definitive financing agreements”) in a timely and diligent manner (subject to Parent’s or Merger Sub’s right to replace, restate, supplement, modify, assign, substitute, waive or amend the financing letters in accordance with the merger agreement), (2) negotiate and enter into the definitive financing agreements with respect to the debt financing in accordance with the debt commitment letters (or on other terms and conditions that are acceptable to Parent, subject to the prohibited financing modifications, defined below), (3) satisfy on a timely basis, or obtain a waiver of, all conditions applicable to and within the control of Parent and Merger Sub in the financing letters and the definitive financing agreements, as applicable, (4) consummate the financing and cause the financing sources, CD&R Fund X and the other applicable persons to fund the financing at the closing, (5) enforce its rights under the financing letters and the definitive financing agreements, as applicable, and (6) otherwise comply with Parent’s and Merger Sub’s covenants and other obligations under the financing letters and the definitive financing agreements, as applicable.
In the event that all conditions contained in the financing letters or the definitive financing agreements, as applicable, (other than the consummation of the merger and those conditions that are to be satisfied or waived at closing) have been satisfied, Parent will use its reasonable best efforts to cause the financing sources and CD&R Fund X to comply with their respective obligations thereunder, including to fund the financing, including by enforcing its rights under the financing letters, if necessary. Notwithstanding anything to the contrary in the merger agreement, nothing contained in the foregoing will require either Parent or Merger Sub to seek the equity financing from any source other than CD&R Fund X, or in any amount in excess of that contemplated by the equity commitment letters, or incur or pay any fees to obtain a waiver of any term of the debt commitment letters or pay any material fees that are, in the aggregate, in excess of those contemplated by the equity commitment letter or the debt commitment letters. Without limiting the generality of the foregoing, to the extent necessary in order to consummate the closing on the closing date, Parent will deliver a pre-marketing notification (as defined in the debt commitment letters) and exercise its rights to reallocate the commitments as among the facilities contemplated by the debt commitment letters.
Parent and Merger Sub have agreed that prior to the closing date, they will not, without the prior written consent of the Company, agree to or permit any termination of or amendment, replacement, supplement or modification, or any waiver of, any provision or remedy under, the financing letters or the definitive financing agreements, as applicable, if doing so would (1) reduce the aggregate amount of the financing (including by increasing the amount of fees to be paid or original issue discount as compared to the fees and original issue discount contemplated by the debt commitment letters on the date of the merger agreement unless the amount of the debt financing or equity financing is increased by a corresponding amount) such that Holdings, Parent or Merger Sub would not have sufficient available funds necessary to pay the required amounts (as described in the section of this proxy statement entitled “Special Factors — Financing of the Merger”), (2) impose new or additional (or adversely modify any existing) conditions to the consummation of any portion of the financing, in each case, in a manner that would reasonably be expected to make the funding of the financing less likely to occur or prevent, hinder or delay the closing, (3) adversely impact the ability of either Parent or Merger Sub to enforce its rights against other parties to the financing letters or, to the extent entered into prior to the Closing, the definitive financing agreements, or (4) otherwise reasonably be expected to prevent or hinder or materially delay the closing (clauses (1) through (4), collectively, the “prohibited financing modifications”). Notwithstanding the foregoing, any amendment, supplement or modification to effectuate any market “flex” terms contained in the debt commitment letters and/or redacted fee letters provided as of the date hereof or to add or replace lenders, lead arrangers, bookrunners, syndication agents or other similar entities (or titles with respect to such entities) thereto are permitted under the merger agreement and will not require written consent of the Company. Parent has agreed to promptly deliver to the Company copies of any written amendment, modification, supplement, consent or waiver to or under any financing letter, any related redacted fee letter or, to the extent entered into prior to the closing, the definitive financing agreements promptly upon execution thereof.
Parent has agreed to, upon the Company’s reasonable request, keep the Company informed on a reasonably prompt basis and in reasonable detail of the status of its efforts to arrange the debt financing and provide to the Company copies of the material definitive documents for the debt financing. Parent and Merger Sub have agreed to give the Company prompt written notice of, and, subject to applicable legal privilege or confidentiality obligations, and provide any information reasonably requested by the Company relating to (1) any material breach, default, termination, cancellation or repudiation by any party to any of the financing letters or, to the extent entered into prior to the closing, the definitive financing agreements, of which Parent or Merger Sub becomes aware, (2) the receipt by Parent or Merger Sub of any written notice or communication from any financing source or any party to the equity commitment letter with respect to any (a) material breach, default, termination, cancellation or repudiation by any party to any of the financing letters (or, to the extent entered into prior to the closing, any definitive financing agreements) of any provisions thereof or (b) material dispute or disagreement between Parent and any financing sources or among any parties to any of the financing letters or any definitive document related to the financing, in each case regarding the financing, and (3) the occurrence of an event or development that could reasonably be expected to adversely impact the ability of Parent or Merger Sub to obtain all or any portion of the financing necessary to fund the required amounts on the closing date.
If all or any portion of the debt financing becomes unavailable on the terms and conditions contemplated by the debt commitment letters (other than (1) as a sole result of the Company’s breach of the merger agreement or (2) if and for so long as the Company is in breach of its obligations under the merger agreement and such breach would be the sole cause of certain conditions to the obligations of the parties to the merger agreement not to be satisfied) and such portion is necessary to fund the required amounts on the closing date, (a) Parent will promptly notify the Company in writing of such unavailability and the reason therefor and (b) Parent and Merger Sub will use their reasonable best efforts to arrange and obtain, as promptly as practicable, alternative financing from the same or alternative sources in an amount sufficient, together with the remaining available Financing to fund the required amounts on the closing date (“alternative debt financing”); provided that Parent will not be required to arrange or obtain any alternative debt financing having terms and conditions that are less favorable to Parent and Merger Sub (or their respective affiliates) than the terms and conditions set forth in the debt commitment letters and the redacted fee letters. References to the “financing” herein include the financing contemplated by the financing letters as permitted to be amended, modified, supplemented, waived or replaced by the foregoing and any alternative debt financing.
The Company has agreed to use its reasonable best efforts to provide customary cooperation to Parent and Merger Sub in connection with the debt financing, and to cause its subsidiaries and their respective representatives to provide such cooperation. Such cooperation may include (1) providing Parent and Merger Sub with the required information; (2) participation in investor and lender meetings, presentations, road shows, due diligence sessions, drafting sessions, and sessions with ratings agencies in connection with the contemplated debt financing or any high-yield bond issuance in lieu of all or part of such debt financing; (3) assistance in preparing materials for rating agency presentations, offering documents, private placement memoranda, bank information memoranda, syndication memoranda, offering memoranda, lender presentations, confidential information memoranda, and other customary marketing documents in connection with the debt financing or high-yield bond issuance in lieu of all or part of such debt financing; (4) assistance with the financing sources’ due diligence and providing customary officer certificates and authorization letters in connection with the debt financing; (5) assistance in connection with Parent’s preparation of pro forma financial statements of the Company; (6) assistance in the preparation, execution and delivery of pledge and security documents, other definitive financing documents, closing certificates and related documents in connection with the debt financing or high-yield bond issuance in lieu of all or part of such debt financing; (7) provision of all documentation and other information reasonably requested under applicable “know your customer” and anti-money laundering rules and regulations, and providing certification regarding beneficial ownership; (8) helping to ensure that syndication efforts for the debt financing or any high-yield bond issuance benefit from the Company’s existing lending and banking relationships; (9) cooperating with Parent’s efforts to obtain consents, landlord waivers and estoppels, non-disturbance agreements, non-invasive environmental assessments, legal opinions, surveys, and title insurance; (10) taking certain actions reasonably requested to permit the consummation of the debt financing or any high-yield bonds in lieu thereof; (11) causing applicable auditors to furnish customary comfort letters and consents and attend accounting due diligence and drafting sessions; (12) granting to the lenders in respect of the debt financing reasonable access to the Company’s properties, rights, assets, and cash management and accounting systems; and (13) furnishing field examinations, collateral audits and asset appraisals and surveys.
Notwithstanding the foregoing, (1) in no event will the Company or any of its subsidiaries be required to provide any such cooperation to the extent it interferes unreasonably with the ongoing operations of the Company and its subsidiaries; (2) no obligation of the Company or its subsidiaries or any of their respective representatives on account of the debt financing will be effective until the closing date, except in the case of certain customary certificates, authorization letters and representation letters; (3) in no event will the Company or its subsidiaries be required to pay any commitment or other fee, enter into any definitive agreement or agree to provide any indemnity in connection with the financing that is effective prior to the closing date; (4) the Company will not be required to perform any action that would conflict with or violate the Company’s or any of its subsidiaries’ organizational documents or any applicable laws or result in, prior to the closing date, the contravention of any material contract to which the Company or its subsidiaries is a party; (5) neither the Company or its subsidiaries nor any director, officer or employee thereof will be required to pass resolutions or consents to approve or authorize the execution of the debt financing (except those which are subject to the occurrence of the closing passed by directors or officers continuing in their positions following the closing), or execute any document or contract (except in the case of certain certificates, authorization letters and representation letters) prior to the occurrence of the closing in connection with the debt financing; (6) none of the Company or its subsidiaries or any of their respective representatives will be required to disclose or provide any information in connection with the financing that is subject to attorney-client privilege or could result in the disclosure of any trade secrets or the violation of any confidentiality obligation; (7) subject to certain limited exceptions, none of the Company or its subsidiaries or any of their respective representatives will be required to prepare or deliver any financial information in a form not customarily prepared by the Company or its subsidiaries in the ordinary course of their business, any financial information with respect to a fiscal period that has not yet ended or any pro forma financial information or projections; (8) none of the Company or its subsidiaries or any of their respective representatives will be required to deliver any legal opinion in connection with the debt financing; (9) none of the Company or its subsidiaries or any of their respective representatives will be required to take any action that would cause the Company or any of its subsidiaries to breach any representation, warranty, covenant or agreement in the merger agreement; and (10) none of the Company or its subsidiaries or any of their respective Representatives will be required to take any action that could reasonably be expected to cause any director, officer or employee or stockholder of the Company or any of its subsidiaries to incur personal liability.
Parent and Merger Sub have agreed to reimburse and indemnify Company for certain expenses and damages incurred in connection with the Company’s cooperation with the debt financing, in the event the closing will not occur.

Employee Benefits Matters
Parent has agreed that each employee of the Company or its subsidiaries as of immediately prior to the closing date of the merger who continues to be employed with the Company or its subsidiaries immediately following the closing date of the merger (each such employee, a “Continuing Employee”) will, (1) during the period commencing on the closing date of the merger and ending on the first anniversary thereof (or the date of termination of employment of the relevant Continuing Employee, if sooner), be provided with (a) a base salary or base wage no less than the base salary or base wage provided to such Continuing Employee by the Company or its subsidiaries immediately prior to the effective time of the merger and (b) an annual target cash bonus opportunity that is no less favorable than the annual target cash bonus opportunity as in effect for such Continuing Employee immediately prior to the effective time of the merger and (2) during the period commencing on the closing date of the merger and ending on December 31, 2022 (or the date of termination of employment of the relevant Continuing Employee, if sooner), be provided with employee benefits (excluding equity or equity-based, defined benefit pension, post-employment welfare and nonqualified deferred compensation benefits) that are substantially comparable in the aggregate to the employee benefits (subject to the same exclusions) provided to such Continuing Employee immediately prior to the effective time of the merger (excluding, unless otherwise required by applicable law, equity or equity-based compensation, long-term incentives, defined benefit pension, nonqualified deferred compensation and retiree or post-termination welfare benefits). Additionally, Parent has agreed that each Continuing Employee who experiences a severance-qualifying termination of employment within 12 months following the closing date of the merger will be provided with severance payments and benefits no less favorable than those that would have been provided to such Continuing Employee upon such a qualifying termination under the applicable severance policy or individual employment, severance or separation agreement or other arrangement in effect immediately prior to the effective time of the merger, under circumstances that would have given the Continuing Employee a right to severance payments and benefits under such plan, agreement or arrangement.
Parent has agreed to use commercially reasonable efforts to cause (1) any pre-existing conditions or limitations and eligibility waiting periods under any group health plans of Parent or its affiliates in which Continuing Employees participate in the year in which the closing date of the merger occurs to be waived with respect to the Continuing Employees and their eligible dependents to the extent such conditions or limitations were waived or satisfied under the corresponding benefit plan; (2) the amount of eligible expenses incurred by each Continuing Employee and his or her eligible dependents during the portion of the plan year ending on the closing date of the merger that were credited to deductible and maximum out-of-pocket co-insurance requirements under the group health benefit plans to be credited for purposes of satisfying the corresponding deductible and maximum out-of-pocket co-insurance requirements under the corresponding benefit plans of Parent and its affiliates for the applicable plan year; and (3) any of its (or its affiliates’) employee benefit plans (including disability pay continuation plans) in which the Continuing Employees are entitled to participate to take into account for purposes of eligibility, vesting (other than with respect to future equity awards) and future vacation benefit accrual thereunder, service by such Continuing Employees to the Company or any of its subsidiaries or predecessors as if such service were with Parent, to the same extent and for the same purpose as such service was credited under a comparable benefit plan, in each case, except to the extent it would result in a duplication of compensation benefits.
The Company was permitted to determine the final amounts payable under the Company’s annual bonus plans in respect of the 2021 fiscal year in accordance with the terms of the applicable bonus plan, and paid such amounts in the ordinary course of business at such time annual bonuses have historically been paid by the Company.
Under the merger agreement, the parties to the merger agreement acknowledge and agree that the transactions contemplated by the merger agreement will not constitute a “change in control,” “change of control” or term or concept of similar import of the Company and its subsidiaries under the terms of any employee benefit plans, agreements or arrangements.

Conditions to the Merger
The respective obligations of the Company, Parent and Merger Sub to effect the merger are subject to the satisfaction or waiver at or prior to the effective time of the merger of the following conditions:
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the adoption of the merger agreement, and the approval of the merger and the other transactions contemplated by the merger agreement, by the affirmative vote of both (1) the majority of the outstanding shares and (2) the majority of the unaffiliated shares (the “requisite Company stockholder approvals”), have been obtained;

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any notification and waiting period requirements applicable to the consummation of the merger under the HSR Act has expired or been terminated and the approvals, clearances or expirations of waiting periods under the other specified antitrust laws have been obtained or deemed obtained as a result of the expiry of applicable waiting periods; and

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no court or other governmental authority has enacted, announced, issued, promulgated, enforced or entered any law or order (whether temporary, preliminary or permanent) that restrains, enjoins, renders illegal or otherwise prohibits the consummation of the merger.

The obligations of Parent and Merger Sub to effect the merger are also subject to the satisfaction or waiver by Parent at or prior to the effective time of the merger of the following additional conditions:
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the representations and warranties of the Company regarding the absence of a material adverse effect since January 1, 2022 and the absence of a default or event of default under the existing credit documents must be true and correct as of date of the merger agreement and will be true and correct as of the closing date of the merger;

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the representations and warranties of the Company regarding certain aspects of its capital structure are true and correct as of the date of the merger agreement and will be true and correct as of the closing date (except to the extent that any such representation or warranty expressly speaks as of a particular date or period of time, in which case as of such particular date or period of time), except for any inaccuracies that would result in no more than a de minimis increase in the aggregate amount of the merger consideration and the aggregate amount to be paid in respect of Company’s equity awards pursuant to the merger agreement;

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the representations and warranties of the Company regarding certain aspects of its capital structure, the organization, good standing and qualification, corporate authority, approval and fairness, inapplicability of certain takeover statutes and disclosure of broker’s and finder’s fees must be true and correct in all material respects as of the date of the merger agreement and will be true and correct as of the closing date of the merger (other than such representations and warranties that expressly speak as of a particular date or period of time, which must be so true and correct as of such specific date);

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the Company’s other representations and warranties set forth in the merger agreement (disregarding all qualifications relating to materiality or material adverse effect or any similar standard or qualification) must be true and correct as of the date of the merger agreement and will be true and correct as of the closing date of the merger (except to the extent that any such representation and warranty that expressly speaks as of a particular date or period of time, in which case such representation or warranty must be true and correct as of such specific date), except as have not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect;

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the Company must have performed in all material respects all obligations required to be performed by the Company under the merger agreement at or prior to the closing date of the merger; and

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Parent and Merger Sub must have received from the Company a certificate signed by the Chief Executive Officer or Chief Financial Officer of the Company, certifying that all of the above conditions have been satisfied.

The Company’s obligation to effect the merger is also subject to the satisfaction or waiver by the Company at or prior to the effective time of the merger of the following additional conditions:
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Parent’s and Merger Sub’s representations and warranties set forth in the merger agreement must be true and correct as of the date of the merger agreement and will be true and correct as of the closing date of the merger (except to the extent that any such representation and warranty that expressly speaks as of a particular date or period of time, in which case such representation or warranty must be true and correct as of such specific date), except as would not, individually or in the aggregate, reasonably be expected to prevent the ability of Parent or Merger Sub to consummate the merger and deliver the merger consideration in accordance with the merger agreement;

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each of Parent and Merger Sub must have performed in all material respects all obligations required to be performed by Parent and Merger Sub under the merger agreement at or prior to the closing of the merger; and

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the Company must have received a certificate executed by an executive officer of Parent certifying that all of the above conditions have been satisfied.

Termination
The Company and Parent may, by mutual written consent, terminate the merger agreement and any other transactions contemplated by the merger agreement and abandon the merger at any time prior to the effective time of the merger.
The merger agreement may also be terminated and the merger abandoned at any time prior to the effective time of the merger, as follows:
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by either Parent or the Company, if:

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the merger has not been consummated on or before September 5, 2022 (the “initial outside date”) (provided, however, that the right to terminate the merger agreement will not be available to any party whose failure to comply with its obligations under the merger agreement has been the primary cause of, or has primarily resulted in, the failure of the closing to occur on or prior to such date). The initial outside date will be automatically extended to December 13, 2022 (the “extended outside date”) if, on September 5, 2022, antitrust clearance has not been received and all of the other conditions to closing (other than those conditions that by their nature are to be satisfied at the closing) have been satisfied or are be capable of being satisfied or, to the extent permitted by applicable law and the merger agreement, have been waived. If the marketing period has started but has not yet been completed as of the close of business on the fourth business day immediately prior to the initial outside date, the initial outside date will be automatically extended until the earlier of (1) four business days after the final day of the marketing period and (2) the extended outside date. If the marketing period has not started as of the third business day immediately prior to the initial outside date, and was not able to start solely due to the “blackout” dates from August 19, 2022 through September 6, 2022 in the definition of “Marketing Period,” the initial outside date will be automatically extended until the earlier of (1) three business days after the final day of the marketing period and (2) the extended outside date. We sometimes refer to the initial outside date, as extended (if applicable) to the extended outside date, as the “outside date”;

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at the special meeting of the Company’s stockholders, including any postponement, recess or adjournment thereof, the requisite Company stockholder approvals have not been obtained if a vote will have been taken thereon; or

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any court or governmental authority of competent jurisdiction has enacted, issued, promulgated or entered any order that permanently restrains, enjoins, renders illegal or otherwise permanently prohibits consummation of the merger and such order has become final and non-appealable;

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by the Company:

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if there is a breach by Parent of Merger Sub of any representation, warranty, covenant or agreement set forth in the merger agreement, or any such representation and warranty of Parent or Merger Sub has become untrue or incorrect following the date of the merger agreement, in either case causing the conditions to closing related to the accuracy of Parent’s and Merger Sub’s representations and warranties and to the performance, in all material respects, of the obligations of Parent and Merger Sub in the merger agreement, to not be satisfied, such breach or condition is incurable prior to the outside date or, if curable, is not cured within the earlier of (1) 30 days after notice of such breach is given by the Company to the breaching party or (2) three business days prior to the outside date (provided, however, that the right to terminate the merger and any other transactions contemplated by the merger agreement will not be available to the Company if it is in material breach of any representation, warranty, covenant or agreement set forth in the merger agreement, which breach would give rise to a failure of the conditions to closing related to the accuracy of the Company’s representations and warranties and the performance, in all material respects, of its obligations under the merger agreement) (which we refer to as “Parent’s or Merger Sub’s breach”);

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prior to the receipt of the requisite Company stockholder approvals, in order to enter into an alternative acquisition agreement providing for a superior proposal in accordance with the terms of the merger agreement described above under “The Merger Agreement — No Solicitation of Acquisition Proposals; Board Recommendation Changes — No Change of Recommendation Exceptions” if the Company, prior to or concurrently with such termination, pays to Parent the $105,000,000 termination fee and is not in material breach of the non-solicitations provisions in the merger agreement; or

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if (1) the marketing period has ended; (2) the conditions to Parent’s obligation to close the merger have been and remain satisfied or waived (other than those conditions that by their nature are to be satisfied at the closing, but which are capable of being satisfied at the closing); (3) the Company has irrevocably confirmed in writing to Parent and Merger Sub that it is prepared to and stands ready, willing and able to consummate the closing and that all of the conditions to the Company’s obligation to close the merger have been and remain satisfied or irrevocably waived; and (4) Parent and Merger Sub fail to effect the closing on or prior to the date that is the earlier of (A) one business day following the date on which the closing is otherwise required to occur pursuant to the merger agreement and (B) the outside date (which we refer to as “Parent’s and Merger Sub’s failure to close”).

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by Parent, if:

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there is a breach by the Company of any representation, warranty, covenant or agreement set forth in the merger agreement, or any such representation and warranty has become untrue or incorrect following the date of the merger agreement, in either case, causing the conditions to closing related to the accuracy of the Company’s representations and warranties and the performance, in all material respects, of its obligations under the merger agreement, to not be satisfied, and such breach or condition is incurable prior to the outside date or, if curable, is not cured within the earlier of (1) 30 days after notice of such breach is given by Parent to the Company or (2) three business days prior to the outside date (provided, however, that the right to terminate the merger agreement will not be available to Parent if it is in breach of any representation, warranty, covenant or agreement set forth in the merger agreement, which breach would give rise to a failure of the conditions to closing related to the accuracy of Parent’s representations and warranties and the performance, in all material respects, of its obligations under the merger agreement); or

•
the Board makes a change of recommendation (as defined above) prior to the receipt of the requisite Company stockholder approvals.

Company Termination Fee
The Company may be required to pay to Parent by wire transfer of immediately available funds to an account designated by Parent the termination fee of $105,000,000 if the merger agreement is terminated in certain circumstances.

This termination fee would be payable if:
•
either Parent or the Company terminates for failure to obtain the requisite stockholder approvals, or Parent terminates because of the Company’s material breach of its non-solicitation obligations or obligation to convene the special meeting;

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an acquisition proposal has been made publicly (or otherwise becomes publicly known) or announced to the Company or the Board and is not irrevocably withdrawn in good faith at least five business days prior to the special meeting or prior to the date of termination in the case of a termination for the Company’s material breach;

•
within 12 months following the date of such termination, the Company consummates a transaction contemplated by an acquisition proposal or enters into an alternative acquisition agreement with respect to an acquisition proposal (in each case, the references to “15%” in the definition of “acquisition proposal” being deemed to be references to “50%”); in which case we must pay Parent the termination fee within two business days after the earlier of the entry into such definitive alternative acquisition agreement and the consummation of such acquisition proposal.

This termination fee would also be payable in the following circumstances:
•
if Parent terminates the merger agreement because the Board or the Special Committee makes a change of recommendation, in which case we must pay Parent the termination fee within two business days after the termination of the merger agreement; or

•
if the Company terminates the merger agreement in order to enter into an alternative acquisition agreement providing for a superior proposal, in which case the Company must pay Parent the termination fee concurrently with or prior to the termination of the merger agreement.

Parent Termination Fee
Parent may be required to pay to the Company by wire transfer of immediately available funds to an account designated by the Company the termination fee of $210,000,000 if the merger agreement is terminated in certain circumstances.
This termination fee would be payable if (1) the Company terminates due to Parent’s or Merger Sub’s breach; (2) the Company terminates due to Parent’s and Merger Sub’s failure to close or (3) Parent terminates due to the failure to close before the outside date if at such time the Company could have validly terminated the merger agreement for either of the reasons set forth in clauses (1) or (2). In case of a termination of the merger agreement for any of the foregoing reasons, Parent must pay us the termination fee within two business days after termination of the merger agreement.
Expenses
Except as otherwise provided in the merger agreement, all costs and expenses incurred in connection with the merger agreement will be paid by the party incurring such cost or expense; provided that costs incurred in connection with the filing and printing of the proxy statement and the Schedule 13E-3 will be equally shared by Parent and the Company.
Remedies; Specific Performance; Non-Recourse
The parties have agreed that if the merger agreement is terminated, the termination fee and certain associated enforcement costs and reimbursement obligations in connection with the Company’s cooperation with the debt financing, if applicable, including the Company’s right to enforce the limited guarantee to receive such amounts from CD&R Fund X when due and payable, will be the sole and exclusive remedy of the party receiving the termination fee and its affiliates and representatives against the paying party and its affiliates and representatives (including, in the case of Parent and Merger Sub, the financing sources) pursuant to the merger agreement or the debt financing, including for any loss or monetary damages suffered as a result of any breach of any covenant or agreement in the merger agreement or the failure of the merger or the other transactions contemplated by the merger agreement to be consummated, except that no termination of the merger agreement will relieve the Company of any liability or damages to Parent resulting from any fraud or willful and material breach of its obligations set forth in the merger agreement, and if Parent or Merger Sub seek damages for willful and material breach of the Company’s non-solicitation obligations or obligation to convene the special meeting, then the termination fee paid by the Company will be credited against any damages ultimately awarded to Parent or Merger Sub, if any. In no event will either party be required to pay the termination fee on more than one occasion.
The Company has agreed that it will not seek or obtain, nor will it permit any of its representatives to seek or obtain, any monetary recovery or monetary award of any kind (including consequential, special, indirect or punitive damages) against Parent, Parent’s affiliates or its or their representatives with respect to the merger agreement, the equity commitment letter, the limited guarantee or the transactions contemplated thereby (including any breach by CD&R Fund X, Parent or Merger Sub), the termination of the merger agreement, the failure to consummate the transactions contemplated by the merger agreement or any claims or actions under applicable laws arising out of any such breach, termination or failure, except, in each case, for claims that the Company may assert (1) against any person that is a party to, and solely pursuant to the terms and conditions of, the confidentiality agreement, dated as of January 22, 2022, by and between the Company and CD&R, or the support agreement; (2) against Parent or Merger Sub to the extent expressly provided for in the merger agreement, the limited guarantee or the equity commitment letter; or (3) against CD&R Fund X to the extent expressly provided for in the merger agreement, the limited guarantee or the equity commitment letter.
Prior to the valid termination of the merger agreement, each party is entitled to an injunction or injunctions, specific performance and other equitable relief to prevent breaches or threatened breaches of the merger agreement and to enforce specifically the performance of the terms and provisions of the merger agreement, including the right of a party to cause each other party to consummate the merger and the other transactions contemplated by the merger agreement on the terms and subject to the conditions of the merger agreement the right of the Company to cause Parent to cause the financing to be funded pursuant to the terms of the merger agreement and to enforce the obligations of CD&R Fund X pursuant to the terms of the limited guarantee and the merger agreement, as applicable, without proof of actual damages. There is no necessity to post a bond or other form of security with or as a condition to obtaining such injunction or injunctions.
Notwithstanding the foregoing, the parties agreed that the Company’s right to obtain specific performance (or any other equitable relief) of Parent’s and Merger Sub’s obligation to cause the equity financing to be funded (but not the right of the Company to seek such injunctions, specific performance or other equitable remedies for any other reason) and consummate the closing is subject to the requirements that: (1) the conditions to Parent’s obligation to close the merger have been and remain satisfied or, to the extent waivable under applicable law and the merger agreement, waived (other than those conditions that by their nature are to be satisfied at the closing, but which are capable of being satisfied at the closing); (2) Parent has failed to consummate the closing in accordance with the merger agreement; (3) the debt financing (or any applicable alternative debt financing) has been funded or will be funded at the closing (in each case, in accordance with the terms and conditions thereof and in an aggregate amount that, together with the equity financing, is sufficient to fund the required amounts (as described in the section of this proxy statement entitled “Special Factors — Financing of the Merger”)), if the equity financing is funded at the closing; and (4) the Company has irrevocably confirmed in writing to Parent that if specific performance is granted and the debt financing (or any applicable alternative debt financing) is funded and the equity financing is funded, then the Company stands ready, willing and able to consummate the closing and will take such actions that are required of the Company by the merger agreement to cause the closing to occur.
Additional Covenants
The merger agreement also contains certain other covenants, including relating to cooperation in the preparation and filing of this proxy statement and the Schedule 13E-3, the stock exchange delisting, stockholder litigation, access to information and public announcements.
Indemnification; Directors’ and Officers’ Insurance
From and after the effective time of the merger, Parent will, and will cause the Surviving Corporation to, indemnify and hold harmless, to the fullest extent permitted under applicable law (and Parent will also advance expenses as incurred to the fullest extent permitted under applicable law; provided that the person to whom expenses are advanced provides an undertaking to repay such advances if it is ultimately determined that such person is not entitled to indemnification), each present and former director, officer and employee of the Company and its subsidiaries and each individual who was serving at the request of the Company or its subsidiaries as a director, officer, employee, member, trustee or fiduciary of any other corporation, partnership or joint venture, trust, employee benefit plan or other enterprise, which we refer to as the “indemnified parties,” against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or related to their service for, or at the request of, the Company or its subsidiaries at or prior to the effective time of the merger.
Parent and Merger Sub have agreed that all rights to exculpation or indemnification for acts or omissions occurring prior to the effective time of the merger existing as of the date of the merger agreement, in favor of the indemnified parties (or any of their predecessors and the heirs, executors, trustees, fiduciaries and administrators of such indemnified parties), as provided in the Company’s or each of its subsidiaries’ respective certificates of incorporation or bylaws (or comparable organizational or governing documents) or in any contract, will survive the merger and the transactions contemplated by the merger agreement and will continue in full force and effect in accordance with their terms. After the effective time of the merger, Parent and the Surviving Corporation will (and Parent will cause the Surviving Corporation to) fulfill and honor such obligations to the maximum extent that the Company or applicable subsidiary would have been permitted to fulfill and honor them by applicable law. In addition, for six years following the effective time of the merger, Parent will cause the Surviving Corporation to cause the certificates of incorporation and bylaws of the Surviving Corporation to contain provisions with respect to indemnification and exculpation that are at least as favorable as the indemnification and exculpation provisions contained in the certificates of incorporation and bylaws of the Company immediately prior to the effective time of the merger, and such provisions will not be amended, repealed or otherwise modified for six years following the effective time of the merger, except as required by applicable law.
Prior to the effective time of the merger, the Company will, and if the Company is unable to, Parent will cause the Surviving Corporation as of the effective time of the merger to, obtain and fully pay the premium for “tail” insurance policies for the extension of the directors’ and officers’ liability coverage of the Company’s existing directors’ and officers’ insurance policies and the Company’s existing fiduciary liability insurance policies, in each case for a claims reporting or discovery period of at least six years from and after the effective time of the merger from one or more insurance carriers with the same or better credit rating as the Company’s insurance carrier as of the date of the merger agreement (or, if no such policies are available from insurance carriers with such credit rating, from insurance carriers with the next-highest credit rating then capable of providing such policies) with respect to directors’ and officers’ liability insurance and fiduciary liability insurance, which we collectively refer to as “D&O insurance.” The terms, conditions, retentions and limits liability of such D&O insurance will be at least as favorable to the indemnified parties than the Company’s existing policies with respect to any actual or alleged error, misstatement, misleading statement, act, omission, neglect, breach of duty or any matter claimed against a director or officer of the Company or any of its subsidiaries by reason of his or her serving in such capacity that existed or occurred at or prior to the effective time of the merger (including in connection with the merger agreement or the transactions or actions contemplated hereby). Notwithstanding the foregoing, in no event will Parent or the Surviving Corporation be required to expend for such “tail” insurance policy an aggregate amount in excess of 300% of the annual premiums paid by the Company in the calendar year immediately preceding the date of the merger agreement, and if such premiums do exceed such amount, the Surviving Corporation will be required to obtain a policy with the greatest coverage available for a cost not exceeding such amount. If the Company and the Surviving Corporation for any reason fail to obtain such “tail” insurance policies as of the effective time of the merger, the Surviving Corporation will, and Parent will cause the Surviving Corporation to, continue to maintain in effect for a period of at least six years from and after the effective time of the merger the D&O insurance in place as of the date of the merger agreement, with terms, conditions, retentions and limits of liability that are at least as favorable, in the aggregate, to the insureds as provided in the Company’s existing policies as of the date of the merger agreement, or the Surviving Corporation will, and Parent will cause the Surviving Corporation to, purchase comparable D&O insurance for such six-year period with terms, conditions, retentions and limits of liability that are at least as favorable in the aggregate to the insureds as provided in the Company’s existing policies as of the date of the merger agreement.

Notwithstanding the foregoing, in no event will Parent or the Surviving Corporation be required to expend for all such policies an aggregate annual premium amount in excess of 300% of the annual premiums paid by the Company in the calendar year immediately preceding the date of the merger agreement for such insurance, and if such premiums do exceed such amount, the Surviving Corporation will be required to obtain a policy with the greatest coverage available for a cost not exceeding such amount.
The foregoing indemnity obligations will survive the closing of the merger.
The indemnified parties have the right to enforce the provisions of the merger agreement relating to their indemnification. Such provisions may not be terminated or modified in such a manner as to adversely affect any indemnified party without the consent of such indemnified party.
Modification or Amendments
Subject to applicable law, at any time prior to the effective time of the merger, the merger agreement may be amended, modified or waived by a signed written agreement, in the case of an amendment or modification by Parent, Merger Sub and the Company, or in the case of a waiver, by the party against whom the waiver is to be effective (provided that, after the receipt of stockholders’ approval of the merger, no amendment will be made should applicable law require further approval by the stockholders without obtaining such further approval). Certain provisions of the merger agreement and the defined terms used in those provisions may not be amended in a manner adverse to the financing sources in any material respect without the prior written consent of the committed lenders.
Waiver
Other than the conditions with respect to obtaining the stockholders’ approval of the merger, the conditions to each of the parties’ obligations to consummate the merger and any other transactions contemplated by the merger agreement may be waived by such party in whole or in part to the extent permitted by law. No failure or delay by any party in exercising any right, power or privilege under the merger agreement will operate as a waiver of such right, power or privilege, nor will any single or partial exercise of any right, power or privilege preclude any other or further such exercise or the exercise of any other right, power or privilege.
Exercise of Discretion
For all purposes under the merger agreement, the Company (prior to the effective time of the merger) and the Board, as applicable, must act, including with respect to the granting of any consent, permission or waiver or the making of any determination, only as directed by the Special Committee.

THE VOTING AND SUPPORT AGREEMENT
The following describes the material provisions of the voting and support agreement (the “voting and support agreement”), which is attached as Annex D to this proxy statement and which is incorporated by reference within this proxy statement. The description in this section and elsewhere in this proxy statement is qualified in its entirety by reference to the voting and support agreement. This summary does not purport to be complete and may not contain all of the information about the voting and support agreement that is important to you. You are encouraged to read carefully the voting and support agreement in its entirety.
Concurrently with the execution of the merger agreement on March 5, 2022, the CD&R Stockholders, who collectively own approximately 49% of the issued and outstanding shares of Company common stock, entered into a voting and support agreement with the Company and, solely for the purposes described therein, CD&R Fund X, in connection with the transactions contemplated by the merger agreement.
Pursuant to the voting and support agreement, the CD&R Stockholders agreed to, and to cause their applicable affiliates to, affirmatively vote or execute consents with respect to all shares of Company common stock owned by them as follows, unless the Board (acting upon the recommendation of the Special Committee) or the Special Committee has made a change of recommendation that amounts to a recommendation against the Merger Agreement Proposal and that has not been rescinded or withdrawn (in which case the CD&R Stockholders will be permitted to vote their shares of Company common stock in any manner they choose in their sole discretion):
•
in favor of (1) the merger and the adoption of the merger agreement; (2) each of the other actions contemplated by the merger agreement or necessary or desirable in furtherance of the merger and the other transactions contemplated by the merger agreement; and (3) the adjournment of any meeting of the Company’s stockholders in accordance with the merger agreement; and

•
against any action or agreement that would reasonably be expected to result in any of the conditions to the consummation of the merger under the merger agreement not being fulfilled.

Additionally, CD&R Fund X (but not any of its existing portfolio companies) agreed that it would not directly or indirectly engage in a specified acquisition (as defined above), if the entering into a definitive agreement relating to or consummating the specified acquisition would reasonably be expected to (1) prevent, materially delay or materially impair the obtaining of, or adversely affect in any material respect the ability of Parent or its affiliates to procure, any authorizations, consents, orders, declarations or approvals of any governmental authority or the expiration or termination of any applicable waiting period necessary to consummate the transactions contemplated by the merger agreement, or (2) materially increase the risk of any governmental authority entering an order, ruling, judgment or injunction prohibiting the consummation of the transactions contemplated by the merger agreement.
Moreover, each of CD&R Fund X and the CD&R Stockholders (but not any of their existing portfolio companies) agreed to certain notice, information and cooperation obligations in respect of any requests or proceedings by or before, and any filings made with, or substantive written materials submitted or substantive communications made to, any governmental authorities with respect to the merger or any other transactions contemplated by the merger agreement, and to use reasonable best efforts to, among other things, provide reasonable assistance to Parent and Merger Sub in connection with obtaining any authorizations, consents, orders, declarations or approvals of any such governmental authority or the expiration or termination of any applicable waiting period necessary to consummate the transactions contemplated by the merger agreement, including the merger.
The voting and support agreement will terminate upon the earliest to occur of (1) the effective time of the merger and (2) the valid termination of the merger agreement in accordance with its terms.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION
This proxy statement, and the documents to which we refer you in this proxy statement, as well as information included in oral statements or other written statements made or to be made by us, contain statements that, in our opinion, may constitute forward-looking statements within the meaning of the “safe harbor” provisions of Section 27A of the Securities Act and Section 21E of the Exchange Act, including statements about the potential benefits of the proposed merger, anticipated growth rates, the Company’s plans, objectives, expectations, and the anticipated timing of the closing of the merger. When used in this communication, the words “believes,” “estimates,” “plans,” “expects,” “should,” “could,” “outlook,” “potential,” “forecast,” “target” and “anticipates” and similar expressions as they relate to the Company or its management are intended to identify forward-looking statements. Forward-looking statements are based on a number of assumptions about future events and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs, projections and estimates expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, those discussed under “Risk Factors” in the Company’s annual report on Form 10-K for the year ended December 31, 2021, filed with the SEC on March 1, 2022, and the following:
•
the timing, receipt and terms and conditions of any required governmental or regulatory approvals of the merger that could reduce the anticipated benefits of or cause the parties to abandon the merger;

•
risks related to the satisfaction of the conditions to closing (including the failure to obtain necessary regulatory approvals or the necessary approvals of the Company’s stockholders) in the anticipated timeframe or at all;

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disruption from the merger making it more difficult to maintain business and operational relationships, including retaining and hiring key personnel and maintaining relationships with the Company’s customers, vendors and others with whom it does business;

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the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement;

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risks relating to the financing required to complete the merger;

•
the possibility that alternative acquisition proposals will or will not be made;

•
risks related to disruption of management’s attention from the Company’s ongoing business operations due to the merger;

•
significant transaction costs, fees, expenses and charges;

•
the risk of litigation and/or regulatory actions related to the merger or unfavorable results from currently pending litigation and proceedings or litigation and proceedings that could arise in the future;

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the anticipated size of the markets and continued demand for the Company’s products and the impact of competitive responses to the public announcement of the merger;

•
other business effects and developments beyond the parties’ control, including the effects of industry, market, economic, political or regulatory conditions;

•
the ability to meet expectations regarding the timing and completion of the merger;

•
information technology system failures, data security breaches, data privacy compliance, network disruptions, and cybersecurity, malware or ransomware attacks; and

•
changes resulting from the COVID-19 pandemic, which could exacerbate any of the risks described above.

Consequently, all of the forward-looking statements we make in this document are qualified by the information contained or referred to within this document, including, but not limited to, (1) the information contained under this heading and (2) the information contained in the section of this proxy statement entitled “Certain Effects on the Company if the Merger Is Not Completed” and that is otherwise disclosed in our annual report on Form 10-K for the year ended December 31, 2021, filed with the SEC on March 1, 2022. See the section of this proxy statement entitled “Where You Can Find More Information.” Readers are cautioned not to place undue reliance on forward-looking statements made by or on behalf of the Company. Each such statement speaks only as of the day it was made. The Company undertakes no obligation to update or to revise any forward-looking statements. The factors described above may not be able to be controlled by the Company.

PARTIES TO THE MERGER
The Company
Cornerstone Building Brands, Inc.
5020 Weston Parkway
Suite 400
Cary, North Carolina 27513
(866) 419-0042
Cornerstone Building Brands, Inc. is a Delaware corporation. The Company is the largest manufacturer of exterior building products in North America. The Company serves residential and commercial customers across the new construction and repair and remodel markets. The Company believes its business model emphasizes a commitment to its customers and operational excellence, is supported by strong sourcing, vertical integration and engineering and design capabilities across an extensive national manufacturing footprint, and leverages robust distribution channel access. Substantially all of the Company’s operations and customers are in North America.
For more information about the Company, please visit the Company’s website at www.cornerstonebuildingbrands.com. The information contained on the Company’s website is not incorporated into, and does not form a part of, this proxy statement or any other report or document on file with or furnished to the SEC. See also the section of this proxy statement entitled “Where You Can Find More Information.” Company common stock is listed on the NYSE under the symbol “CNR.”
Parent and Merger Sub
Parent was formed on February 22, 2022, solely for the purpose of completing the merger and has conducted no business activities other than those related to the structuring and negotiation of the merger and arranging financing therefor. Parent is a direct, wholly owned subsidiary of Holdings and has not engaged in any business except as contemplated by the merger agreement. The principal office address of Parent is c/o Clayton, Dubilier & Rice, LLC, 375 Park Avenue, 18th Floor, New York, New York 10152. The telephone number at the principal office is (212) 407-5200.
Merger Sub was formed on February 22, 2022, solely for the purpose of completing the merger and has conducted no business activities other than those related to the structuring and negotiation of the merger and arranging financing therefor. Merger Sub is a direct, wholly owned subsidiary of Parent and has not engaged in any business except as contemplated by the merger agreement. The principal office address of Parent is c/o Clayton, Dubilier & Rice, LLC, 375 Park Avenue, 18th Floor, New York, New York 10152. The telephone number at the principal office is (212) 407-5200.

THE SPECIAL MEETING
Time, Place and Purpose of the Special Meeting
This proxy statement is being furnished to the Company’s stockholders as part of the solicitation of proxies for use at a virtual meeting conducted solely online via live webcast on [      ], 2022, at [      ] Eastern Time, or at any postponement or adjournment thereof. At the special meeting, holders of the shares of Company common stock entitled to vote at the special meeting will be asked to approve the Merger Agreement Proposal, the Adjournment Proposal and the Merger-Related Compensation Proposal.
The Company’s stockholders must approve the Merger Agreement Proposal in order for the merger to occur. If the Company’s stockholders fail to approve the Merger Agreement Proposal, the merger will not occur. A copy of the merger agreement is attached as Annex A to this proxy statement. You are encouraged to read the merger agreement carefully in its entirety.
The votes on the Adjournment Proposal and the Merger-Related Compensation Proposal are separate and apart from the vote on the Merger Agreement Proposal. Accordingly, a stockholder may vote in favor of the Adjournment Proposal and/or the Merger-Related Compensation Proposal and vote not to approve the Merger Agreement Proposal.
Record Date and Quorum
We have fixed [           ], 2022 as the record date for the special meeting, and only Company stockholders of record as of the close of business on the record date are entitled to notice of, and to vote at, the special meeting, or any adjournment or postponement thereof. You will have one vote for each share of Company common stock that you owned of record on the record date. As of the record date, there were [         ] shares of Company common stock outstanding and entitled to vote at the special meeting.
The presence virtually or by proxy of the holders of a majority of the voting power of the shares of Company common stock entitled to vote at the special meeting is necessary to constitute a quorum at the special meeting.
A quorum is necessary to transact business at the special meeting. Once a share of Company common stock entitled to vote at the special meeting is present virtually or by proxy at the special meeting, it will be counted for the purpose of determining a quorum at the special meeting and any adjournment of the special meeting, even if the share of Company common stock is not voted, including any shares of Company common stock for which a stockholder directs to abstain from voting. If a quorum is not present at the special meeting, under the Company’s bylaws, the person presiding at the special meeting, or the stockholders entitled to vote at the special meeting present virtually or represented by proxy, will have the power to adjourn the special meeting until a quorum is present or represented.
Attendance
Only stockholders of record on the record date or their duly authorized proxies have the right to attend the special meeting. To be admitted to the special meeting’s live webcast, you must register in advance at [      ] prior to the registration deadline of [      ] Eastern Time on [      ], 2022. As part of the registration process, you must enter the control number provided in your proxy card. After completion of your registration, further instructions, including a unique link to access the special meeting, will be emailed to you. If you are a beneficial owner of shares of Company common stock on the record date, you will need to obtain a “legal proxy” from your bank, broker or other nominee in order to attend and vote at the special meeting via the special meeting website. Please note that you are not permitted to record the special meeting.
Vote Required
The approval of the Merger Agreement Proposal requires the affirmative vote of both (1) the majority of the outstanding shares and (2) the majority of the unaffiliated shares, in each case assuming a quorum is present. The transaction is structured to require the approval of a majority of the voting power held by unaffiliated stockholders, as that term is used in this proxy statement; however, the transaction is not structured to require approval of a majority of the voting power held by all stockholders unaffiliated with the Company because, although the votes of CD&R and its affiliates are excluded, the votes of the Company’s directors (other than the Recused Directors) and executive officers are included. For the Merger Agreement Proposal, you may vote “FOR,” “AGAINST” or “ABSTAIN.”
The approval of the Adjournment Proposal requires the affirmative vote by the holders representing a majority of the votes cast by the stockholders present virtually or by proxy and entitled to vote on the Adjournment Proposal at the special meeting, whether or not a quorum is present. For the Adjournment Proposal, you may vote “FOR,” “AGAINST” or “ABSTAIN.”
The approval of the Merger-Related Compensation Proposal requires the affirmative vote by the holders representing a majority of the votes cast by the stockholders present virtually or by proxy and entitled to vote on the matter at the special meeting, assuming a quorum is present. For the Merger-Related Compensation Proposal, you may vote “FOR,” “AGAINST” or “ABSTAIN.”
Our directors (other than the Recused Directors) and executive officers have informed us that, as of the date of this proxy statement, they intend to vote all of the shares of Company common stock owned directly by them in favor of the Merger Agreement Proposal, the Adjournment Proposal and the Merger-Related Compensation Proposal. As of [           ], 2022, the record date for the special meeting, our directors (other than the Recused Directors) and executive officers directly owned, in the aggregate, [       ] shares of Company common stock entitled to vote at the special meeting, or collectively approximately [   ]% of all the outstanding shares of Company common stock entitled to vote at the special meeting and approximately [   ]% of the outstanding shares of Company common stock not held by affiliated stockholders or Recused Directors and entitled to vote at the special meeting.
CD&R’s Obligation to Vote in Favor of the Merger
Concurrently with the execution of the merger agreement on March 5, 2022, the CD&R Stockholders, who collectively own approximately 49% of the issued and outstanding shares of Company common stock, entered into a voting and support agreement with the Company and, solely for the purposes described therein, CD&R Fund X, in connection with the transactions contemplated by the merger agreement. Pursuant to the voting and support agreement, the CD&R Stockholders agreed to vote or cause to be voted any shares of Company common stock owned by them: (1) in favor of (a) the merger and the adoption of the merger agreement, (b) each of the other actions contemplated by the merger agreement or necessary or desirable in furtherance of the merger and the other transactions contemplated by the merger agreement, and (c) the adjournment of any meeting of the Company’s stockholders in accordance with the merger agreement; and (2) against any action or agreement that would reasonably be expected to result in any of the conditions to the consummation of the merger under the merger agreement not being fulfilled. In the event that the Special Committee or the Board has made a change of recommendation against the matters set forth in clause (1)(a) above that has not been rescinded or withdrawn, the CD&R Stockholders will be permitted to vote the shares of Company common stock owned by them in any manner they choose in their sole discretion.
For more information, see the section of this proxy statement entitled “Voting and Support Agreement.”
Voting
Stockholders of Record: Shares Registered in Your Name
If, on the record date, your shares of Company common stock are registered directly in your name with the Company’s transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record. As a stockholder of record, you may vote online during the special meeting or vote by proxy card using any of the methods set forth below under “— How to Vote.” Whether or not you plan to register for and attend the special meeting, the Company urges you to fill out and return the proxy card or vote by proxy over the telephone or Internet to ensure your vote is counted.
If you fail to vote, either virtually or by proxy, your shares of Company common stock will not be voted at the special meeting and will not be counted for purposes of determining whether a quorum exists.

Additionally, your failure to vote will have (1) the effect of counting as a vote “AGAINST” the Merger Agreement Proposal with respect to the approval thresholds requiring the affirmative vote of (a) the majority of the outstanding shares and (b) the majority of the unaffiliated shares, in each case assuming a quorum is present and (2) no effect on the Adjournment Proposal or the Merger-Related Compensation Proposal.
Beneficial Owners: Shares Registered in the Name of a Broker or Bank
If your shares of Company common stock are held by a bank, broker or other nominee, you are considered the beneficial owner of shares held in “street name.” Your bank, broker or other nominee will send you, as the beneficial owner, a package describing the procedures for voting your shares of Company common stock at the special meeting. You should follow the instructions provided by your bank, broker or other nominee to vote your shares of Company common stock at the special meeting. In order to attend and vote at the special meeting via the online special meeting website, you will need to obtain a “legal proxy” from your bank, broker or other nominee.
Your bank, broker or other nominee will only be permitted to vote your shares of Company common stock if you instruct your bank, broker or other nominee as to how to vote. You should follow the procedures provided by your bank, broker or other nominee regarding the voting of your shares of Company common stock. Under the rules of the NYSE, a bank, broker or other nominee does not have discretionary authority to vote on “non-routine” matters without specific instructions from its customers and all of the matters to be considered at the special meeting are “non-routine” for this purpose. When a bank, broker or other nominee refrains from voting your shares on a particular proposal because the bank, broker or other nominee has not received your instructions and has discretionary authority to vote on the “routine” matters to be considered, it is called a “broker non-vote.” Because there are no routine matters to be considered at the special meeting, there should not be any broker non-votes.
A failure to provide instructions to your bank, broker or other nominee with respect to any of the proposals will have (1) the effect of a vote “AGAINST” the Merger Agreement Proposal with respect to the approval thresholds requiring the affirmative vote of (a) the majority of the outstanding shares and (b) the majority of the unaffiliated shares, in each case assuming a quorum is present, and (2) no effect on the Adjournment Proposal or the Merger-Related Compensation Proposal. In such instance, your shares will not be counted towards determining whether a quorum is present.
If you instruct your bank, broker or other nominee how to vote on at least one, but not all of the proposals to be considered at the special meeting, your shares of Company common stock will be voted according to your instructions on those proposals for which you have provided instructions and will be counted as present for purposes of determining whether a quorum is present at the special meeting.
Abstentions
An abstention will have the same effect as a vote “AGAINST” the Merger Agreement Proposal, and will count for the purpose of determining if a quorum is present at the special meeting. Abstentions will have no effect with respect to the Adjournment Proposal and the Merger-Related Compensation Proposal.
How to Vote
If you are a stockholder of record as of the record date, you may vote your shares of Company common stock on matters presented at the special meeting in any of the following ways:
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visit the website shown on your proxy card to submit your proxy via the Internet;

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call the toll-free number for telephone proxy submission shown on your proxy card;

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complete, sign, date and return the enclosed proxy card in the enclosed postage-paid reply envelope; or

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appear virtually at the special meeting and vote electronically.

If you are a beneficial owner of the shares of Company common stock as of the record date, you will receive instructions from your bank, broker or other nominee that describe the procedures for voting your shares of Company common stock. You should follow the instructions provided by your bank, broker or other nominee. Those instructions will identify which of the above choices are available to you to vote your shares of Company common stock. In order to attend and vote at the special meeting via the special meeting website, you will need to obtain a “legal proxy” from your bank, broker or other nominee.
The control number located on your proxy card is designed to verify your identity and allow you to submit a proxy for your shares of Company common stock and to confirm that your voting instructions have been properly recorded when submitting a proxy over the Internet or by telephone.
Your vote must be received via the Internet or telephone by 11:59 p.m. Eastern Time on [      ], 2022, the day before the special meeting, for your shares of Company common stock to be voted at the special meeting. If you choose to submit your proxy by mailing a proxy card, your proxy card must be completed, signed, dated and returned in the enclosed postage-paid reply envelope or otherwise filed with the Company’s Corporate Secretary no later than 11:59 p.m. Eastern Time on [      ], 2022, the day before the special meeting. You may also attend the special meeting. If you are a beneficial owner, please review the voting instructions provided by your bank, broker or other nominee for information on the deadline for voting your shares.
If you vote by proxy, regardless of the method you choose to submit a proxy, the individuals named on the enclosed proxy card, and each or either of them, with full power of substitution and revocation, will vote your shares of Company common stock in the way that you indicate. When completing the Internet or telephone proxy processes or the proxy card, you may specify whether your shares of Company common stock should be voted “FOR” or “AGAINST,” or to “ABSTAIN” from voting on, all, some or none of the specific items of business to come before the special meeting.
If you properly sign your proxy card but do not mark the boxes indicating how your shares of Company common stock should be voted on any particular matter, the shares of Company common stock represented by your properly signed proxy will be voted as recommended by the Board, which means your shares of Company common stock will be voted “FOR” the Merger Agreement Proposal, “FOR” the Adjournment Proposal and “FOR” the Merger-Related Compensation Proposal.
If you have any questions or need assistance voting your shares of Company common stock, please call MacKenzie, our proxy solicitor, toll-free at (800) 322-2885.
It is important that you submit a proxy for your shares of Company common stock promptly. Therefore, whether or not you plan to attend the special meeting, at your earliest convenience, please sign, date and vote on the enclosed proxy card and return it in the enclosed postage-paid reply envelope, or submit your proxy using the telephone or internet procedures that may be provided to you. If you attend the special meeting and vote online during the special meeting, your vote by ballot will revoke any proxy previously submitted. If you hold your shares of Company common stock through a bank, broker or other nominee, you should follow the procedures provided by your bank, broker or other nominee in order to vote.
Proxies and Revocation
Any stockholder of record entitled to vote at the special meeting may submit a proxy over the Internet, by telephone or by returning the enclosed proxy card in the enclosed postage-paid reply envelope, or may vote virtually at the special meeting. If your shares of Company common stock are held in “street name” by your bank, broker or other nominee, you should instruct your bank, broker or other nominee on how to vote your shares of Company common stock using the instructions provided by your bank, broker or other nominee. If you fail to submit a proxy or to vote virtually at the special meeting, or you do not provide your bank, broker or other nominee with instructions, as applicable, your shares of Company common stock will not be voted at the special meeting, which will have the same effect as a vote “AGAINST” the Merger Agreement Proposal and will not have any effect on the Adjournment Proposal or the Merger-Related Compensation Proposal.

You have the right to revoke a proxy, whether delivered over the Internet, by telephone or by mail, at any time before it is exercised by:
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submitting another proxy, including a proxy card, at a later date through any of the methods available to you;

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giving written notice of revocation to the Company’s Corporate Secretary, which must be filed with the Company’s Corporate Secretary before the special meeting begins; or

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attending the special meeting virtually and voting electronically.

If your shares of Company common stock are held in “street name” by your bank, broker or other nominee, please refer to the instructions forwarded by your bank, broker or other nominee for procedures on revoking your proxy.
Only your last submitted proxy will be considered. Please vote “FOR” each of the proposals, following the instructions in your proxy card or voting instructions form provided by your bank, broker or other nominee, as promptly as possible.
Adjournments and Postponements
Any adjournment of the special meeting may be made from time to time by the vote of a majority of the votes cast by the stockholders present virtually or by proxy and entitled to vote on the matter at the special meeting, whether or not a quorum is present, or, if no quorum is present or represented at the special meeting, by the person presiding over the special meeting, in each case, without notice other than announcement at the special meeting of the time and place of the adjourned meeting. If a quorum is not present at the special meeting, or if a quorum is present at the special meeting but there are not sufficient votes at the time of the special meeting to adopt the Merger Agreement Proposal, then the Company’s stockholders may be asked to vote on one or more proposals to adjourn the special meeting to a later date or dates (as further described in the section of this proxy statement entitled “Adjournment of the Special Meeting (the “Adjournment Proposal — Proposal 2”)). Any adjournment of the special meeting for the purpose of soliciting additional proxies with respect to any such proposal will allow the Company’s stockholders who have already sent in their proxies to revoke them with respect to such proposal at any time prior to their use at the reconvened special meeting.
Anticipated Date of Completion of the Merger
Assuming timely satisfaction or waiver of necessary closing conditions, we anticipate that the merger will be completed in the second or third quarter of 2022. Assuming our stockholders vote to approve the Merger Agreement Proposal, the closing of the merger will occur on the third business day following the satisfaction or waiver (to the extent waivable under applicable law and the merger agreement) of the other conditions to the merger as set forth in the merger agreement, other than those conditions that by their nature are to be satisfied at the closing, unless otherwise agreed by the parties to the merger agreement. However, notwithstanding the foregoing, the closing will not occur until the earlier of (1) a date during the marketing period specified by Parent on no fewer than three business days’ notice to the Company (unless a shorter period is agreed to by Parent and the Company) and (2) the third business day following the final date of the marketing period, subject, in each case, to the satisfaction or waiver of the other closing conditions, other than those conditions that by their nature are to be satisfied at the closing.
Solicitation of Proxies; Payment of Solicitation Expenses
The Company has engaged MacKenzie to assist in the solicitation of proxies for the special meeting. The Company has agreed to pay MacKenzie a fee of $30,000, and to reimburse MacKenzie for reasonable out-of-pocket expenses. The Company will indemnify MacKenzie and its affiliates against certain claims, liabilities, losses, damages, expenses and/or judgments. The Company also will reimburse brokers, banks and other custodians, nominees and fiduciaries representing beneficial owners of the shares of Company common stock for their expenses in forwarding soliciting materials to beneficial owners of the shares of Company common stock and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, over the Internet or in person. Our directors, officers and employees will not be paid any additional amounts for soliciting proxies.
Questions and Additional Information
If you have more questions about the merger or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, please call MacKenzie, our proxy solicitor, toll-free at (800) 322-2885.

THE MERGER
(THE MERGER AGREEMENT PROPOSAL — PROPOSAL 1)
The Proposal
The Company is asking you to approve the proposal to adopt the Agreement and Plan of Merger, dated as of March 5, 2022, by and among Parent, Merger Sub and the Company, pursuant to which, among other things, Merger Sub will merge with and into the Company, with the Company surviving the merger as a subsidiary of Parent. A copy of the merger agreement is attached as Annex A to this proxy statement.
Vote Required and Board Recommendation
The approval of the Merger Agreement Proposal requires the affirmative vote of both (1) the majority of the outstanding shares and (2) the majority of the unaffiliated shares, in each case assuming a quorum is present. Accordingly, an abstention, failure to vote or broker non-vote, if any, will have the same effect as a vote “AGAINST” the Merger Agreement Proposal.
Voting and Support Agreement
Pursuant to the voting and support agreement, the CD&R Stockholders agreed to, and to cause their applicable affiliates to, affirmatively vote or execute consents with respect to all shares of Company common stock owned by them as follows, unless the Board (acting upon the recommendation of the Special Committee) or the Special Committee has made a change of recommendation that amounts to a recommendation against the Merger Agreement Proposal and that has not been rescinded or withdrawn (in which case the CD&R Stockholders will be permitted to vote their shares of Company common stock in any manner they choose in their sole discretion):
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in favor of (1) the merger and the adoption of the merger agreement; (2) each of the other actions contemplated by the merger agreement or necessary or desirable in furtherance of the merger and the other transactions contemplated by the merger agreement; and (3) the adjournment of any meeting of the Company’s stockholders in accordance with the merger agreement; and

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against any action or agreement that would reasonably be expected to result in any of the conditions to the consummation of the merger under the merger agreement not being fulfilled.

The CD&R Stockholders collectively own approximately 49% of the issued and outstanding shares of Company common stock.
The merger agreement and the merger have been approved and recommended by the Special Committee of the Company’s independent directors who are independent of, and not affiliated with, CD&R or its affiliates. The Board, other than the Recused Directors, acting upon the recommendation of the Special Committee, unanimously determined (1) that the terms of the merger agreement, the voting and support agreement, the limited guarantee and the transaction are fair to, and in the best interests of, the Company and its stockholders, including the unaffiliated stockholders and (2) that is advisable and in the best interests of the Company and its unaffiliated stockholders to enter into the merger agreement, the voting and support agreement and the limited guarantee.
The Board, by unanimous vote of the Company’s directors (other than the Recused Directors), recommends that you vote “FOR” the Merger Agreement Proposal.

ADJOURNMENT OF THE SPECIAL MEETING
(THE ADJOURNMENT PROPOSAL — PROPOSAL 2)
The Proposal
The Company is asking you to approve one or more proposals to adjourn the special meeting to a later date or dates if necessary or appropriate, including adjournments to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the Merger Agreement Proposal. If the Company’s stockholders approve the Adjournment Proposal, the Company could adjourn the special meeting and any adjourned session of the special meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously returned properly executed proxies voting against the Merger Agreement Proposal (other than in respect of any proposal for which the vote has been taken and the polls have been closed at the special meeting). Among other things, approval of the Adjournment Proposal could mean that, even if the Company had received proxies representing a sufficient number of votes against the Merger Agreement Proposal such that the Merger Agreement Proposal would be defeated, the Company could adjourn the special meeting without a vote on the Merger Agreement Proposal and seek to convince the holders of those shares of Company common stock to change their votes to votes in favor of any such proposal. Additionally, the Company may seek to adjourn the special meeting if a quorum is not present at the special meeting.
Voting and Support Agreement
Pursuant to the voting and support agreement, the CD&R Stockholders agreed to, and to cause their applicable affiliates to, affirmatively vote or execute consents with respect to all shares of Company common stock owned by them as follows, unless the Board (acting upon the recommendation of the Special Committee) or the Special Committee has made a change of recommendation that amounts to a recommendation against the Merger Agreement Proposal and that has not been rescinded or withdrawn (in which case the CD&R Stockholders will be permitted to vote their shares of Company common stock in any manner they choose in their sole discretion):
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in favor of (1) the merger and the adoption of the merger agreement; (2) each of the other actions contemplated by the merger agreement or necessary or desirable in furtherance of the merger and the other transactions contemplated by the merger agreement; and (3) the adjournment of any meeting of the Company’s stockholders in accordance with the merger agreement; and

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against any action or agreement that would reasonably be expected to result in any of the conditions to the consummation of the merger under the merger agreement not being fulfilled.

Vote Required and Board Recommendation
The approval of the Adjournment Proposal requires the affirmative vote by the holders representing a majority of the votes cast by the stockholders present virtually or by proxy and entitled to vote on the Adjournment Proposal at the special meeting, whether or not a quorum is present. Accordingly, an abstention, failure to vote or broker non-vote, if any, will not have any effect on the Adjournment Proposal.
The Board, by unanimous vote of the Company’s directors (other than the Recused Directors), recommends that you vote “FOR” the Adjournment Proposal.

MERGER-RELATED EXECUTIVE COMPENSATION ARRANGEMENTS
(THE MERGER-RELATED COMPENSATION PROPOSAL —
PROPOSAL 3)
The Proposal
As required by Item 402(t) of Regulation S-K under the Securities Act and Section 14A of the Exchange Act, the Company is providing its stockholders with the opportunity to cast a nonbinding, advisory vote on the golden parachute compensation that may become payable to its NEOs in connection with the completion of the merger, as disclosed pursuant to Item 402(t) of Regulation S-K in the section of this proxy statement entitled “Special Factors — Interests of Executive Officers and Directors of the Company in the Merger — Quantification of Payments and Benefits to the Company’s Named Executive Officers.”
Vote Required and Board Recommendation
The approval of the Merger-Related Compensation Proposal requires the affirmative vote by the holders representing a majority of the votes cast by the stockholders present virtually or by proxy and entitled to vote on the Merger-Related Compensation Proposal at the special meeting, assuming a quorum is present. Accordingly, an abstention, failure to vote or broker non-vote, if any, will not have any effect on the Merger-Related Compensation Proposal.
The Company believes that the information regarding golden parachute compensation that may become payable to its NEOs in connection with the completion of the merger is reasonable and demonstrates that the Company’s executive compensation program was designed appropriately and structured to ensure the retention of talented executive officers and a strong alignment with the long-term interests of the Company’s stockholders. This vote is not intended to address any specific item of compensation, but rather the overall compensation that may become payable to the Company’s NEOs in connection with the completion of the merger. In addition, this vote is separate and independent from the vote of stockholders to approve the completion of the merger. The Company asks that its stockholders vote “FOR” the following resolution:
“RESOLVED, that the golden parachute compensation, as disclosed pursuant to Item 402(t) of Regulation S-K in the section of the proxy statement entitled “Special Factors — Interests of Executive Officers and Directors of the Company in the Merger — Quantification of Payments and Benefits to the Company’s Named Executive Officers,” is hereby APPROVED on a nonbinding, advisory basis.”
This vote is advisory, and, therefore, it will not be binding on the Company, nor will it overrule any prior decision or require the Board (or any committee thereof) to take any action. Because the merger-related executive compensation to be paid in connection with the merger is based on the terms of the merger agreement as well as the contractual arrangements with the Company’s NEOs, such compensation will be payable, regardless of the outcome of this advisory vote, if the Merger Agreement Proposal is approved (subject only to the contractual conditions applicable thereto). However, the Board values the opinions of the Company’s stockholders, and to the extent that there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, the Board will consider stockholders’ concerns and will evaluate whether any actions are necessary to address those concerns. The Board will consider the affirmative vote by the holders representing a majority of the votes cast “FOR” the foregoing resolution at the special meeting as advisory approval of the compensation that may become payable to the Company’s NEOs in connection with the completion of the merger.
The Board, by unanimous vote of the Company’s directors (other than the Recused Directors), recommends that you vote “FOR” the Merger-Related Compensation Proposal.

OTHER IMPORTANT INFORMATION REGARDING THE COMPANY
Directors and Executive Officers of the Company
The Board presently consists of 13 members. The persons listed below are the directors and executive officers of the Company as of the date of this proxy statement. The merger agreement provides, however, that the directors of Merger Sub immediately prior to the effective time will be the initial directors of the Surviving Corporation from and after the effective time.
The merger agreement provides that the officers of the Company at the effective time will, from and after the effective time, be the officers of the Surviving Corporation until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the DGCL, the certificate of incorporation and the bylaws of the Company.
Neither any of these persons nor the Company has been convicted in a criminal proceeding during the past five years (excluding traffic violations or similar misdemeanors), and none of these persons have been a party to any judicial or administrative proceeding during the past five years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws or a finding of any violation of federal or state securities laws.
All of the directors and executive officers can be reached c/o Cornerstone Building Brands, Inc., 5020 Weston Parkway, Suite 400, Cary, North Carolina 27513, (866) 419-0042, and each of the directors and executive officers is a citizen of the United States.
Directors
Name	Age	Position
Kathleen J. Affeldt	73	Director
George L. Ball	63	Director
Gary L. Forbes	78	Director
John J. Holland	72	Director
William E. Jackson	59	Director
Wilbert W. James, Jr.	66	Director
Daniel Janki	53	Director
John Krenicki, Jr.	59	Director
Rose Lee(a)	56	Director, President and Chief Executive Officer
Timothy O’Brien	58	Director
Judith Reinsdorf	58	Director
Nathan K. Sleeper	48	Director
Jonathan L. Zrebiec	42	Director

(a)
The Board appointed Ms. Lee to the Board on August 19, 2021, effective September 6, 2021.

Kathleen J. Affeldt, age 73, has served as a director since November 2009. Ms. Affeldt serves on the Nominating & Corporate Governance Committee, the Executive Committee, the Affiliate Transactions Committee, and is the Chair of the Compensation Committee. Ms. Affeldt retired from Lexmark International, a developer, manufacturer and supplier of printing and imaging solutions for offices and homes, in February 2003, where she had been Vice President of Human Resources since July 1996. She joined Lexmark when it became an independent company in 1991 as the Director of Human Resources. Ms. Affeldt began her career at IBM in 1969, specializing in sales of supply chain systems. She later held a number of human resources management positions. Ms. Affeldt has served as a director of BTE Technologies, Inc. and SIRVA, Inc. She also served as a director of Sally Beauty Holdings, Inc., and as the chair of that board’s compensation committee. She further served as a director and chair of the compensation committee of HD Supply Holdings, Inc. Ms. Affeldt attended the State University of New York and Hunter College in New

York City, majoring in Business Administration. Ms. Affeldt’s experience in large, multinational companies in general, as well as in the human resources field in particular, provides our Board with insight into the attraction, motivation and retention of personnel. Additionally, her service on the boards of other public companies brings to our Board valuable insight into the strategic, financial and personnel challenges faced by companies similar to the Company.
George L. Ball, age 63, has served as a director since February 2014. He currently serves as Chair of the Audit Committee and the Routine Transactions Committee and also serves on the Compensation Committee, the Executive Committee and the Affiliate Transactions Committee. Mr. Ball is the Chief Financial Officer of Parsons Corporation, a global engineering and construction services company that was established in 1944. Mr. Ball joined Parsons in 1995 and has held varying positions of increasing responsibility and was promoted to Chief Financial Officer in 2008. Mr. Ball was formerly a senior accountant with Coopers & Lybrand LLP, now known as PricewaterhouseCoopers LLP. From July 2014 until December 2019, Mr. Ball served as a director of Wells Fargo Real Estate Investment Corporation, a publicly traded real estate investment trust, and was a member of its audit committee. Mr. Ball earned his B.S. in Accounting from Drexel University. Mr. Ball’s background and experience as an executive in a large, multinational engineering and construction services company provides the Board with perspective on strategic, financial, compensation, management development and sales issues. Mr. Ball’s extensive experience and financial and accounting background as a chief financial officer provides the Audit Committee with valuable financial experience. Mr. Ball’s extensive financial experience and knowledge of compensation program design provide the Compensation Committee with valuable compensation experience.
Gary L. Forbes, age 78, has served as a director since December 1991. Mr. Forbes serves on the Executive Committee, the Affiliate Transactions Committee and the Audit Committee. In addition, Mr. Forbes is our designated Audit Committee financial expert. Mr. Forbes was a Senior Vice President of Equus Total Return, Inc., an investment company, from November 1991 until his retirement in March 2010. Mr. Forbes was a director of Consolidated Graphics, Inc., a publicly traded commercial printing company, where he served on its audit committee, from 1993 until January 2014. Mr. Forbes previously served on the board of directors of Carriage Services, Inc., a publicly traded funeral services company, from May 2007 to February 2009. Mr. Forbes earned a B.B.A. in Accounting from the University of Texas at Austin and is a certified public accountant. Mr. Forbes’ background has provided our Board of Directors with valuable financial and accounting expertise as our financial expert on the Audit Committee of our Board of Directors. Additionally, having served as a member of our Board of Directors since 1991, Mr. Forbes has a deep historical understanding of our business, operations and culture.
John J. Holland, age 72, has served as a director since November 2009. He serves on the Audit Committee, the Nominating & Corporate Governance Committee and the Affiliate Transactions Committee. Mr. Holland served as the President of the International Copper Association from February 2012 until his retirement in November 2015. The International Copper Association is a marketing association for the copper industry. Mr. Holland has been the President of Greentree Advisors, LLC since October 2004. Mr. Holland was the President, Chief Operating Officer and Chief Financial Officer of MMFX Technologies Corporation, a privately held steel manufacturing firm, from 2008 until 2009. Prior to that, Mr. Holland was the Executive Vice President and Chief Financial Officer of Alternative Energy Sources, Inc., an ethanol producer, from August 2006 until June 2008. Mr. Holland previously was employed by Butler Manufacturing Company, a producer of pre-engineered building systems, supplier of architectural aluminum systems and components and provider of construction and real estate services for the nonresidential construction market, from 1980 until his retirement in 2004. Prior to his retirement from Butler, Mr. Holland served as Chairman of the Board from 2001 to 2004, as Chief Executive Officer from 1999 to 2004 and as President from 1999 to 2001. Mr. Holland previously served as a director and on the audit committee of Cooper Tire & Rubber Co. until June 2021 upon its acquisition by Goodyear Tire and served as a director and on the audit and compensation committees of Saia, Inc. (formerly SCS Transportation, Inc.) from 2002 to 2020. Mr. Holland holds B.S. and M.B.A. degrees from the University of Kansas and is a certified public accountant. Mr. Holland’s extensive career in the metal building industry, including his role as a chief executive officer of a public company, provides the Board with perspective on the particular strategic, manufacturing, sales and marketing, compensation and personnel issues faced by companies in our industry. Further, Mr. Holland’s extensive financial and accounting background as a former chief financial officer and a certified public accountant provides the Audit Committee with valuable financial expertise.

William E. Jackson, age 59, has served as a director since May 2020. He serves on the Audit Committee and the Affiliate Transactions Committee. Dr. Jackson is the Chief Technology Officer of Amcor Plc Global Flexibles. Dr. Jackson previously served as the Chief Technology Officer of Bemis Company, a global manufacturer of packaging products, from March 2013 until June 2019 when it was acquired by Amcor Plc. From January 2008 to March 2013, Dr. Jackson worked at Dow Chemical Company, a global chemical producer. From 1992 to December 2007, Dr. Jackson worked at General Electric, a multinational conglomerate, and, from 1991 to 1992, Dr. Jackson worked with Shell Oil Company, a global oil company. Dr. Jackson earned his BA from The College of Wooster, and MS and Ph.D. from Stanford University. Dr. Jackson’s experience in large, multinational companies in general, as well as in research and development in particular, provides our Board with insight into the new business innovation process and product development. Additionally, his role as an executive of other public companies brings to our Board valuable insight into the challenges faced by companies similar to the Company.
Wilbert W. James, Jr., age 66, has served as a director since May 2019. Mr. James is a member of the Compensation Committee and the Affiliated Transactions Committee. Mr. James had a 30-year career with Toyota Motors, with his most recent role as President of Toyota Motor Manufacturing of Kentucky (July 2010 – December 2017). In that role, he led Toyota’s largest automotive manufacturing plant in the world and oversaw a nearly $6 billion operation, which employed over 7,500 people. Additionally, he championed quality initiatives for Toyota’s 14 North American manufacturing plants. Mr. James currently serves as a director on the boards of Columbia Forest Products and Atkore International. Mr. James earned an Associates in Applied Science from Old Dominion, a Bachelor of Science in Mechanical Engineering Technology from Old Dominion University, as well as an honorary doctorate of engineering from the University of Kentucky and an honorary degree from the University of Pikeville in 2015. Mr. James’ leadership roles in global manufacturing bring to our Board an understanding of the global business environment and valuable insight into the operations of large, complex manufacturing enterprises.
Daniel Janki, age 53, has served as a director since May 2019. Mr. Janki is a member of the Audit Committee and the Affiliated Transactions Committee. Mr. Janki has served as the Executive Vice President and Chief Financial Officer of Delta Airlines since July 2021. Prior to joining Delta, Mr. Janki was the Senior Vice President of Business Transformation at General Electric Company. Mr. Janki also serves as a board member for Junior Achievement, a national board member for BuildOn, and an advisory board member for the CFO RoundTable. Mr. Janki is a Certified Public Accountant. Mr. Janki earned degrees in Finance and Accounting from The Ohio State University. Mr. Janki’s leadership role for a large, multinational conglomerate brings to our Board an understanding of the global business environment, business strategy, and financial management. Further, Mr. Janki’s background as a certified public accountant provides the Audit Committee with valuable financial expertise.
John Krenicki, Jr., age 59, has served as lead director since November 2018. He serves on the Compensation Committee, serves as Chair of the Nominating & Corporate Governance Committee and Chair of the Executive Committee. Mr. Krenicki is a partner of CD&R. He served as Lead Director of Ply Gem Holdings, Inc. from April 2018 until November 2018 and is currently a Director at Devon Energy Corp. Mr. Krenicki served as Vice Chairman and as President and Chief Executive Officer of GE Energy (“GE”) from July 2005 until December 2012. His responsibilities included oversight of GE’s oil and gas, power and water and energy management businesses. He also serves as chairman of Brand Industrial Services, Inc., Wilsonart International Holdings LLC and Artera Services. He earned a B.S. degree in Mechanical Engineering from the University of Connecticut. He received an M.S. degree in Management from Purdue University. Mr. Krenicki’s leadership roles in diverse manufacturing and services enterprises bring to our Board an understanding of the global business environment, investment judgment and valuable insight into the operations of large, complex manufacturing operations.
Rose Lee, age 56, has served as a director and as our Chief Executive Officer and President since September 2021. She serves on the Executive Committee. Prior to joining the Company, Ms. Lee was President of the DuPont Water & Protection business where she led a diverse business creating water, shelter, and safety solutions for a more sustainable world. Ms. Lee joined DuPont in 2015 as Global Business Director, DuPontTM Kevlar® and Aramid Intermediates. In 2016, she assumed the role of President, DuPont Protection Solutions and was named President, Safety & Construction in 2017. Prior to joining DuPont, Ms. Lee held senior leadership positions at Saint-Gobain in several General Management positions serving construction, transportation, energy and defense sectors, as Strategy Director and CIO of North America region. Prior to Saint-Gobain, she held various engineering and management positions at Pratt & Whitney, a United Technologies company. She also was a Senior Consultant at Booz Allen Hamilton in New York City. Ms. Lee was a board member of Crown Holdings, Inc. until February 2022, and she is currently a board member of Honeywell. She has served as a member of the Economic Advisory Council for the Federal Reserve Bank of Philadelphia, Inc. and is a member of Women Corporate Directors, Philadelphia chapter. Ms. Lee earned a Bachelor of Science in aerospace engineering from Cornell University, a Master of Science in mechanical engineering from Rensselaer Polytechnic Institute, and an M.B.A. from the Massachusetts Institute of Technology. Ms. Lee brings senior management experience to the Board of Directors from her role as president of a global business segment of an NYSE-listed international manufacturing company. She also has corporate governance, ESG and shareholder relations experience and brings a deep knowledge of operations, engineering and technology matters that provides the Board with operational expertise.
Timothy O’Brien, age 58, has served as a director since November 2018. He serves on the Nominating & Corporate Governance Committee. Mr. O’Brien has served as the President and Chief Executive Officer of Wilsonart Engineered Surfaces since January 2013. Prior to joining Wilsonart, Mr. O’Brien served as Vice President and General Manager of SABIC Innovative Plastic, responsible for the engineering resins business in the Americas and Europe. SABIC Innovative Plastics, a business unit of Saudi Basic Industries Corporation (“SABIC”), was founded in 2007 with the acquisition of GE Plastics. Prior to SABIC, Mr. O’Brien began his career at General Electric as a Sales Representative for GE Lighting. Throughout his 24-year career at GE, he also held roles of increasing responsibility in Sales, Production Management and General Management, including Vice President of Sales and Distribution Operations for the Asia Pacific, based in Singapore. Prior to GE Plastics, Mr. O’Brien served as Senior Vice President for Commercial Finance with GE Capital until 2003, running a global computer leasing business. Mr. O’Brien earned his Bachelor’s Degree from Northeastern University in Massachusetts and his MBA from Baldwin Wallace College in Ohio. Mr. O’Brien’s leadership roles in global manufacturing bring to our Board an understanding of the global business environment and valuable insight into the operations of large, complex manufacturing operations. Mr. O’Brien is a CD&R investor nominee.
Judith Reinsdorf, age 58, has served as a director since August 2021. She serves on the Compensation Committee and the Affiliate Transaction Committee. Ms. Reinsdorf served as Executive Vice President and General Counsel of Johnson Controls International, a global leader in building products and technology and integrated solutions, from September 2016 to November 2017, following its merger with Tyco International, where she served as Executive Vice President and General Counsel from March 2007 until September 2016. Prior to joining Johnson Controls, Ms. Reinsdorf served as General Counsel and Secretary of C.R. Bard, Vice President and Associate General Counsel of Pharmacia Corporation. Since September 2021, she has served on the board of directors for EnPro Industries and the board of directors for Nurix Therapeutics. Previously, she served on the board of directors of Alexion Pharmaceuticals until the acquisition by Astra Zeneca in 2021 and Dun & Bradstreet from 2013 until 2019 when it was taken private. Ms. Reinsdorf holds a B.A. from the University of Rochester and a J.D. from Cornell Law School. Ms. Reinsdorf possesses strong expertise in corporate governance, risk management and legal matters. She has broad experience in strategic planning, global compliance, data privacy and regulatory matters, as well as extensive global and deep M&A experience, including leading legal functions at large U.S. public companies with global operations and in regulated industries.
Nathan K. Sleeper, age 48, has served as a director since October 2009. Mr. Sleeper serves on the Compensation Committee and the Executive Committee. Mr. Sleeper joined CD&R in 2000, is the Chief Executive Officer of CD&R. Mr. Sleeper serves on CD&R’s Investment Committee and as the chair of CD&R’s Executive Committee. Prior to joining CD&R, he worked at the investment firm Tiger Management Corp. and in the investment banking division of Goldman Sachs & Co. LLC. Mr. Sleeper also currently serves as a director of Beacon Roofing Supply, Inc., Brand Industrial Holdings, Inc. (parent entity of Brand Industrial Services, Inc.), Core & Main LP, Artera Services (formerly, PowerTeam Services LLC), CD&R Hydra Holdings, Inc. (parent entity of SunSource Holdings, Inc.) and White Cap. Mr. Sleeper previously served as a director of Atkore International Group Inc., CHC Group Ltd., Culligan Ltd, HD Supply Holdings, Inc., Hertz Global Holdings, Inc., Hussmann International, Inc., Ply Gem Parent, LLC, Roofing Supply Group, LLC, US Foods, Inc. and Wilsonart International Holdings LLC. Mr. Sleeper holds a B.A. from Williams College and an M.B.A. from Harvard Business School. Mr. Sleeper’s broad experience in the financial and investment communities brings to our Board important insights into business strategy and areas to improve our financial performance. Mr. Sleeper is a CD&R Investor Nominee (as defined in the Stockholders Agreement).
Jonathan L. Zrebiec, age 42, has served as a director since November 2009. Mr. Zrebiec serves on the Routine Transactions Committee and the Compensation Committee. Mr. Zrebiec is a partner of CD&R, which he joined in 2004. Prior to joining CD&R, Inc., he was employed by Goldman, Sachs & Co. in the Investment Banking Division. He currently serves as a director of Wilsonart International Holdings LLC, Core & Main LP, CD&R Hydra Holdings, Inc. (parent entity of SunSource Holdings, Inc.) and White Cap. Mr. Zrebiec was a director of Roofing Supply Group, LLC from May 2012 to September 2015, Atkore International Group, Inc. from December 2010 to February 2016, Brand Industrial Services, Inc. from November 2013 to February 2020 and Hussmann International, Inc. from October 2011 to April 2016. Mr. Zrebiec holds a B.S. in Economics from the University of Pennsylvania and holds an M.B.A. from Columbia University. Mr. Zrebiec’s experience in the financial and investing community provides our Board with insight into business strategy, improving financial performance and the economic environment in which we operate.
Executive Officers
Name	Age	Position
Rose Lee	56	President and Chief Executive Officer
Alena S. Brenner	45	Executive Vice President, General Counsel and Corporate Secretary
James F. Keppler	54	Executive Vice President, Operations
Jeffrey S. Lee	53	Executive Vice President, Chief Financial Officer and Chief Accounting Officer
Katy K. Theroux	53	Executive Vice President and Chief Human Resources Officer
Information concerning the business experience of Ms. Rose Lee is provided under the section titled “Directors” above.
Alena S. Brenner, age 45, has served as our Executive Vice President, General Counsel and Corporate Secretary since April 2021. Before joining the Company, Ms. Brenner was employed by Ryder System, Inc., where she advanced through various leadership roles since January 2012, most recently serving as Vice President and Deputy General Counsel. Prior to joining Ryder System, Inc., Ms. Brenner served as Legal Director, Commercial and M&A for Anheuser-Busch InBev from July 2010 to January 2012. Ms. Brenner began her legal career at Hunton Andrews Kurth LLP from September 2001 to July 2010. Ms. Brenner has a B.S. from Cornell University and a J.D. from Fordham University School of Law.
James F. Keppler, age 54, has served as our Executive Vice President, Operations since September 2020. Mr. Keppler was employed by Whirlpool Corporation (“Whirlpool”) from 2011 to 2020, where he served as Vice President, Integrated Supply Chain & Quality and was responsible for North American manufacturing, logistics, sales and operations planning, trade partner customer service and quality functions. Prior to joining Whirlpool, Mr. Keppler served as Senior Vice President, North American Operations for International Automotive Components from 2007 to 2011, with responsibility for manufacturing operations of all facilities in the US, Canada and Mexico. Mr. Keppler earned a master’s degree from GMI Engineering & Management Institute and a bachelor’s degree from Purdue University.
Jeffrey S. Lee, age 53, has served as Executive Vice President, Chief Financial Officer since June 2019. Mr. Lee has also served as interim Chief Accounting Officer and Treasurer from July 2020 until February 2021, when his appointment as Chief Accounting Officer was made permanent. Mr. Lee was employed by Wilsonart International Holdings LLC (“Wilsonart”) from 2014 to 2019, where he served as Vice President and Chief Financial Officer and was responsible for the accounting and finance functions as well as providing overall financial guidance and support for the company. Prior to joining Wilsonart, Mr. Lee served as Senior Vice President, Chief Financial Officer for Contech LLC from 2007 to 2014 and was responsible for the accounting, finance and information technology functions. Mr. Lee has a B.S. from University of Utah in Accounting and an M.B.A. from Duke Fuqua School of Business.
Katy K. Theroux, age 53, has served as our Executive Vice President and Chief Human Resources Officer since November 2018. Ms. Theroux served as our Executive Vice President, Corporate Marketing and Chief Human Resources Officer from July 2017 to November 2018 and as our Vice President, Chief Human Resources officer from September 2014 to June 2017. Before joining the Company, Ms. Theroux was employed by 1WorldSync, a joint venture of GS1 US, where she served as Chief Marketing and Administrative Officer from 2012 to 2013. Prior to this joint venture, Ms. Theroux served as Senior Vice President, Customer Engagement & Solutions for its parent, GS1 US from 2007 to 2012 and was responsible for customer support, marketing, human resources and shared services. Ms. Theroux also served as its Chief Human Resources Officer from 2006 to 2012. Ms. Theroux served as Chairman of the Board of Peirce College until June 2015. Ms. Theroux has a B.S. from Syracuse University and an M.B.A. from Saint Peter’s University.
Book Value per Share
As of December 31, 2021, the book value per share of our common stock was $9.26. Book value per share is computed by dividing total equity at $1,176,339,000 by the total shares of our common stock outstanding on that date, 126,971,036 shares of our common stock.
Market Price of Common Stock and Dividends
Company common stock is listed on the NYSE under the symbol “CNR.” The Company has not declared or paid any cash dividends on shares of Company common stock in the last five years.
On [           ], 2022, the most recent practicable date before this proxy statement was distributed to our stockholders, the closing price for shares of Company common stock on NYSE was $[    ] per share. On February 4, 2022, the last trading day prior to speculation in the market regarding a potential transaction, the closing price for shares of Company common stock on the NYSE was $14.09 per share. On March 4, 2022, the last trading day prior to the public announcement of the merger, the closing price for shares of Company common stock on the NYSE was $21.31 per share. You are encouraged to obtain current market quotations for shares of Company common stock in connection with voting your shares of Company common stock at the special meeting.

The following table sets forth, for the periods indicated, the high and low sales price of shares of Company common stock on the NYSE.
Fiscal Year	High	Low	Dividend Paid
2020
First Quarter	$9.79	$2.54	—
Second Quarter	$7.05	$3.60	—
Third Quarter	$9.43	$4.68	—
Fourth Quarter	$10.20	$7.25	—
2021
First Quarter	$14.71	$9.26	—
Second Quarter	$19.73	$13.30	—
Third Quarter	$17.99	$14.15	—
Fourth Quarter	$17.72	$13.51	—
2022
First Quarter	$24.44	$13.54	—
If the merger is completed, the Company common stock will be delisted from the NYSE, will be deregistered under the Exchange Act and will cease to be publicly traded.
Security Ownership of Certain Beneficial Owners and Management
Unless otherwise noted, the following tables set forth, as of May 5, 2022 (the “ownership date”), the number of shares of the Company’s equity securities beneficially owned by (1) each person or group known by us to own beneficially more than 5% of the outstanding shares of any class of our equity securities, (2) each director, (3) each of our NEOs identified in the section of this proxy statement entitled “Interests of Executive Officers and Directors of the Company in the Merger” and (4) all current directors and executive officers as a group. Except as otherwise indicated, each of the persons or groups named below has sole voting power and investment power with respect to the common stock. Unless otherwise noted, the mailing address of each person or entity named below is 5020 Weston Parkway, Suite 400, Cary, North Carolina 27513.
	Beneficial Ownership(1)
Name of Beneficial Owner or Group	Number of Shares of Common Stock	Percent
CD&R Pisces Holdings, L.P.(2)	39,128,929	30.72
Clayton, Dubilier & Rice Fund VIII, L.P.(3)	22,744,823	17.86
CD&R Friends & Family Fund VIII, L.P.(3)	56,940	*
GG Shareholders(4)	7,489,402	5.88
Kathleen J. Affeldt(5)	60,515	*
George L. Ball(5)	391,490	*
Alena Brenner(5)	8,769	*
Gary L. Forbes(5)	167,826	*
John J. Holland(5)	102,038	*
William E. Jackson	19,081	*
Wilbert W. James, Jr.	36,069	*
Daniel Janki	221,541	*
James F. Keppler	49,503	*
John Krenicki, Jr.(2)(3)(6)	—	*

	Beneficial Ownership(1)
Name of Beneficial Owner or Group	Number of Shares of Common Stock	Percent
Jeffrey S. Lee(5)	339,310	*
Rose Lee(5)	—	*
James S. Metcalf(5)	773,660	*
Timothy O’Brien(5)	30,699	*
Nathan K. Sleeper(2)(3)(6)	—	*
Judith Reinsdorf	—	*
Katy Theroux	120,035	*
Jonathan L. Zrebiec(2)(3)(6)	—	*
All directors and executive officers as a group (17 persons)(6)(7)	2,320,536	1.82

*
Less than 1%.

(1)
Includes shares beneficially owned by the listed persons, including unvested restricted stock, shares owned under our 401(k) Profit Sharing Plan and phantom units owned under our Deferred Compensation Plan (“DCP”), but does not include any restricted stock units (the “RSUs”) or performance share units (the “PSUs”) held by the listed persons unless the scheduled vesting date is within 60 days after the ownership date. If a person has the right to acquire beneficial ownership of any shares by exercise of options or by reason of the vesting of RSUs or PSUs previously granted within 60 days after the ownership date, those shares are deemed beneficially owned by that person as of the ownership date and are deemed to be outstanding solely for the purpose of determining the percentage of the Company common stock that he or she owns. Those shares are not included in the computations for any other person. Please see the tables accompanying footnotes 5 and 7 below for additional information regarding equity compensation awards held by the listed persons.

(2)
CD&R Investment Associates X, Ltd. (“CD&R Pisces GP”) is the general partner of CD&R Pisces.

CD&R Pisces GP, as the general partner of CD&R Pisces, may be deemed to beneficially own the shares of Company common stock shown as beneficially owned by CD&R Pisces. CD&R Pisces GP expressly disclaims beneficial ownership of the Company common stock of which CD&R Pisces has beneficial ownership.
Investment and voting decisions with respect to the shares of Company common stock held by CD&R Pisces or CD&R Pisces GP are made by an investment committee comprised of more than 10 individuals (the “CD&R Pisces Investment Committee”). All members of the CD&R Pisces Investment Committee disclaim beneficial ownership of the shares of Company common stock shown as beneficially owned by CD&R Pisces.
CD&R Pisces GP expressly disclaims beneficial ownership of the shares held by CD&R Pisces and the restricted shares held by CD&R as assignees of director compensation payable to Messrs. Krenicki, Sleeper and Zrebiec. Each of CD&R Pisces and CD&R Pisces GP expressly disclaim beneficial ownership of the restricted shares held by CD&R as assignees of director compensation payable to Messrs. Krenicki, Sleeper and Zrebiec CD&R expressly disclaims beneficial ownership of the shares held by CD&R Pisces.
The address for CD&R Pisces and CD&R Pisces GP is c/o Maples Corporate Services Limited, P.O. Box 309, Ugland House, South Church Street, George Town, Grand Cayman, KY1-1104, Cayman Islands. The address for CD&R is 375 Park Avenue, 18th Floor, New York, NY 10152.
(3)
Unless otherwise indicated, Clayton, Dubilier & Rice Fund VIII, L.P. and CD&R Friends & Family Fund VIII, L.P. are referred to collectively as the “CD&R Fund VIII Investors.”

Does not include 212,723 restricted shares of Company common stock issued to CD&R, as assignee of director compensation payable to Messrs. Krenicki, Sleeper and Zrebiec.
The general partner of each of the CD&R Fund VIII Investors is CD&R Associates VIII, Ltd., whose sole stockholder is CD&R Associates VIII, L.P. The general partner of CD&R Associates VIII, L.P. is CD&R Investment Associates VIII, Ltd.
CD&R Investment Associates VIII, Ltd. is managed by a two-person board of directors. Donald J. Gogel and Kevin J. Conway, as the directors of CD&R Investment Associates VIII, Ltd., may be deemed to share beneficial ownership of the shares of Company common stock shown as beneficially owned by the CD&R Fund VIII Investors. Such persons expressly disclaim such beneficial ownership.
Investment and voting decisions with respect to the shares of Company common stock held by each of the CD&R Fund VIII Investors are made by an investment committee comprised of more than 10 individuals (the “CD&R Fund VIII Investment Committee”). All members of the CD&R Fund VIII Investment Committee disclaim beneficial ownership of the shares of Company common stock shown as beneficially owned by the CD&R Fund VIII Investors.
Each of CD&R Associates VIII, L.P., CD&R Associates VIII, Ltd. and CD&R Investment Associates VIII, Ltd. expressly disclaims beneficial ownership of the shares held by the CD&R Fund VIII Investors and the restricted shares held by CD&R as assignees of director compensation payable to Messrs. Krenicki, Sleeper and Zrebiec. The CD&R Fund VIII Investors expressly disclaim beneficial ownership of the restricted shares held by CD&R as assignees of director compensation payable to Messrs. Krenicki, Sleeper and Zrebiec. CD&R expressly disclaims beneficial ownership of the shares held by the CD&R Fund VIII Investors.
The address for the CD&R Fund VIII Investors, CD&R Associates VIII, L.P., CD&R Associates VIII, Ltd. and CD&R Investment Associates VIII, Ltd. is c/o Maples Corporate Services Limited, P.O. Box 309, Ugland House, South Church Street, George Town, Grand Cayman, KY1-1104, Cayman Islands. The address for CD&R is 375 Park Avenue, 18th Floor, New York, NY 10152.
(4)
Unless otherwise indicated, Atrium Intermediate Holdings, LLC (“Atrium Intermediate”) and GGC BP Holdings, LLC (“GGC BP”) are referred to collectively as the “GG Shareholders.”

Golden Gate Capital Opportunity Fund, L.P. (“GGCOF”), Golden Gate Capital Opportunity Fund-A, L.P. (“GGCOF-A”), GGCOF Co-Invest, L.P. (“GGCOF Co-Invest”), GGCOF Executive Co-Invest, L.P. (“Executive Co-Invest”) and GGCOF IRA Co-Invest, L.P. (“IRA Co-Invest,” together with GGCOF, GGCOF-A, GGCOF Co-Invest and Executive Co-Invest, the “Funds”) hold all of the equity interests in GGC BP.
Atrium Window Holdings, LLC (“Atrium Holdings”) and Atrium Window Parent, LLC (“Atrium Parent”) are the members of Atrium Intermediate. Atrium Parent is the controlling unitholder of Atrium Holdings. GGC Atrium Window Holdings, LLC (“GGC Atrium”) is the controlling unitholder of Atrium Parent. GGC BP is the controlling unitholder of GGC Atrium.
GGC Opportunity Fund Management, L.P. (“Fund GP”) is the general partner of each of GGCOF and GGCOF-A. GGC Opportunity Fund Management GP, Ltd. (“Ultimate GP”) is the general partner of Fund GP. GGCOF Co-Invest Management, L.P. (“Co-Invest GP”) is the general partner of GGCOF Co-Invest, IRA Co-Invest and Executive Co-Invest. Fund GP is the general partner of Co-Invest GP.
Ultimate GP is governed by its board of directors and has ultimate voting and dispositive authority over the ownership interests of the following entities in the Company: GGC BP, Atrium Holdings, Atrium Intermediate, Atrium Parent and GGC Atrium (collectively, the “Atrium Entities”). Each of the Atrium Entities, the Funds, Fund GP and Co-Invest GP has shared dispositive power with each other with respect to the Company common stock.
The address for the GG Shareholders, Atrium Holdings, Atrium Parent, GGC Atrium, the Funds, Fund GP, Ultimate GP and Co-Invest GP is c/o Golden Gate Private Equity, Inc., One Embarcadero Center, 39th Floor, San Francisco, California 94111.
The information set forth in this footnote (4) was derived from a general statement of acquisition of beneficial ownership on Schedule 13D filed on November 23, 2018 with respect to the GG Shareholders, Atrium Holdings, Atrium Parent, GGC Atrium, the Funds, Fund GP, Ultimate GP and Co-Invest GP.

(5)
The number of shares of Company common stock beneficially owned by each person reflected in the table above includes options exercisable on the ownership date or that would become exercisable within 60 days after the ownership date, but excludes (1) options not exercisable within 60 days after the ownership date and (2) unvested RSUs and PSUs. The number of options, unvested shares of RSUs, and unvested PSUs beneficially owned by each person shown in the table above is shown in the table below.

	Options
	Exercisable Within 60 Days (included in the table above)	Not Exercisable Within 60 Days (not included in the table above)	Unvested Restricted Stock Units (not included in the table above)	Unvested Performance Share Units (not included in the table above)
Kathleen J. Affeldt	0	0	7,719	0
George L. Ball	0	0	7,719	0
Gary L. Forbes	14,163	0	7,719	0
John J. Holland	26,365	0	7,719	0
William E. Jackson	0	0	7,719	0
Wilbert W. James, Jr.	0	0	7,719	0
Daniel Janki	0	0	7,719	0
James F. Keppler	91,813	65,401	49,781	59,715
John Krenicki, Jr.(6)	0	0	0	0
Jeffrey S. Lee	299,465	224,973	81,915	171,860
Rose Lee	0	262,466	183,268	213,813
James S. Metcalf	810,372	264,502	102,313	306,123
Timothy O’Brien	0	0	7,719	0
Judith Reinsdorf	0	0	6,850	0
Nathan K. Sleeper(6)	0	0	0	0
Jonathan L. Zrebiec(6)	0	0	0	0

(6)
Does not include 23,157 shares of Company common stock held by investment funds associated with or designated by CD&R, as assignee of compensation payable to Messrs. Krenicki, Sleeper and Zrebiec . Messrs. Krenicki, Sleeper and Zrebiec are members of our Board and executives of CD&R. Messrs. Krenicki, Sleeper and Zrebiec disclaim beneficial ownership of the shares held by CD&R and by investment funds associated with or designated by CD&R.

(7)
The number of shares of Company common stock beneficially owned by the directors and executive officers as a group reflected in the table above includes shares beneficially owned by the additional officers listed in the table below. As with the officers and directors listed individually in Note 5, the number of shares of Company common stock beneficially owned by the directors and executive officers as a group and reflected in the table above includes options exercisable on the ownership date or that would become exercisable within 60 days after the ownership date, but excludes (1) options not exercisable within 60 days after the ownership date and (2) unvested RSUs and PSUs. The number of options, unvested shares of RSUs, and unvested PSUs units beneficially owned by these additional officers is shown in the table below.

	Options
	Exercisable Within 60 Days (included in the table above)	Not Exercisable Within 60 Days (not included in the table above)	Unvested Restricted Stock Units (not included in the table above)	Unvested Performance Share Units (not included in the table above)
Alena S. Brenner	13,168	26,344	24,956	18,716
Katy K. Theroux	129,208	95,793	38,496	76,369
Prior Public Offerings
None of the Company, Parent, Merger Sub nor any of their respective affiliates have made an underwritten public offering of shares of Company common stock for cash during the past three years that was registered under the Securities Act, or exempt from registration under Regulation A promulgated under the Securities Act.
Certain Transactions in the Shares of Common Stock
Other than the merger agreement, as discussed in the section of this proxy statement entitled “The Merger Agreement,” the Company, the CD&R Entities and their respective affiliates have not executed any transactions with respect to shares of Company common stock during the past 60 days.
The following table sets forth the amount of the Company common stock purchased by the Company, the range of prices paid and the average purchase price for each quarter during the past two years.
	Total Number of Shares Purchased(1)	Range of Prices Paid per Share	Average Price Paid per Share
2020 Q1	37,794	$7.46 – $9.24	$8.63
2020 Q2	1,129,085	$3.98 – $6.17	$5.82
2020 Q3	1,635	$6.89 – $8.01	$7.16
2020 Q4	129,739	$7.96 – $9.10	$8.38
2021 Q1	111,868	$9.28 – $13.84	$13.78
2021 Q2	—	—	—
2021 Q3	88,380	$14.94 – $14.94	$14.94
2021 Q4	411,813	$15.16 – $16.61	$16.57

(1)
The total number of shares purchased includes shares of restricted stock that were withheld to satisfy minimum tax withholding obligations arising in connection with the vesting of awards of restricted stock. The required withholding is calculated using the closing sales price on the previous business day prior to the vesting date as reported by the NYSE.

None of the CD&R Entities nor any of their respective affiliates have purchased any shares of Company common stock during the past two years.

OTHER IMPORTANT INFORMATION REGARDING THE CD&R ENTITIES
Parent.   Parent was formed on February 22, 2022, solely for the purpose of completing the merger and has conducted no business activities other than those related to the structuring and negotiation of the merger and arranging financing therefor. Parent is a direct, wholly owned subsidiary of Holdings and has not engaged in any business except as contemplated by the merger agreement. The principal office address of Parent is c/o Clayton, Dubilier & Rice, LLC, 375 Park Avenue, 18th Floor, New York, New York 10152. The telephone number at the principal office is (212) 407-5200.
Merger Sub.   Merger Sub was formed on February 22, 2022, solely for the purpose of completing the merger and has conducted no business activities other than those related to the structuring and negotiation of the merger and arranging financing therefor. Merger Sub is a direct, wholly owned subsidiary of Parent and has not engaged in any business except as contemplated by the merger agreement. The principal office address of Parent is c/o Clayton, Dubilier & Rice, LLC, 375 Park Avenue, 18th Floor, New York, New York 10152. The telephone number at the principal office is (212) 407-5200.
Holdings.   Holdings was formed on February 22, 2022, for the purpose of managing Parent. Holdings is a direct, wholly owned subsidiary of Holdings Parent and has conducted no business activities other than those related to the structuring and negotiation of the merger and arranging financing therefor. The principal office address of Holdings is c/o Clayton, Dubilier & Rice, LLC, 375 Park Avenue, 18th Floor, New York, New York 10152. The telephone number at the principal office is (212) 407-5200.
Holdings Parent.   Camelot Return Parent, LLC, a Delaware limited liability company (“Holdings Parent”), was formed on February 23, 2022, for the purpose of managing Holdings. Holdings Parent is a direct, wholly owned subsidiary of Ultimate Parent and has conducted no business activities other than those related to the structuring and negotiation of the Merger. The principal office address of Holdings Parent is c/o Clayton, Dubilier & Rice, LLC, 375 Park Avenue, 18th Floor, New York, New York 10152. The telephone number at the principal office is (212) 407-5200.
Ultimate Parent.   Camelot Return Ultimate, LP, a Delaware limited partnership (“Ultimate Parent”), was formed on February 23, 2022, for the purpose of managing Holdings Parent. Ultimate Parent has conducted no business activities other than those related to the structuring and negotiation of the merger. The principal office address of Ultimate Parent is c/o Clayton, Dubilier & Rice, LLC, 375 Park Avenue, 18th Floor, New York, New York 10152. The telephone number at the principal office is (212) 407-5200.
Ultimate Parent GP.   Camelot Return GP, LLC, a Delaware limited liability company (“Ultimate Parent GP”), was formed on February 23, 2022, for the purpose of serving as the general partner of Ultimate Parent. Ultimate Parent GP is controlled by CD&R Pisces Holdings, L.P. (“CD&R Pisces”). The principal office address of Ultimate Parent GP is c/o Clayton, Dubilier & Rice, LLC, 375 Park Avenue, 18th Floor, New York, New York 10152. The telephone number at the principal office is (212) 407-5200.
CD&R Fund X.   CD&R Fund X, a Cayman Islands exempted limited partnership, is a private equity fund that was formed for the purpose of achieving long-term capital growth through the provision of risk capital. The principal office address of CD&R Fund X is c/o Clayton, Dubilier & Rice, LLC, 375 Park Avenue, 18th Floor, New York, New York 10152. The telephone number at the principal office is (212) 407-5200.
CD&R Fund X GP.   CD&R Associates X, L.P., a Cayman Islands exempted limited partnership (“CD&R Fund X GP”), is the general partner of CD&R Fund X. The principal office address of CD&R Fund X GP is c/o Clayton, Dubilier & Rice, LLC, 375 Park Avenue, 18th Floor, New York, New York 10152. The telephone number at the principal office is (212) 407-5200.
CD&R Fund X UGP.   CD&R Investment Associates X, Ltd., a Cayman Islands exempted company (“CD&R Fund X UGP”), is the general partner of CD&R Fund X GP. The principal office address of CD&R Fund X UGP is c/o Clayton, Dubilier & Rice, LLC, 375 Park Avenue, 18th Floor, New York, New York 10152. The telephone number at the principal office is (212) 407-5200.

Directors, Executive Officers and Controlling Persons.
The names and material occupations, positions, offices or employment during the past five years of Parent’s and Merger Sub’s directors and executive officers are set forth below. During the past five years, none of Parent, Merger Sub nor any of their respective directors or executive officers have been (1) convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) or (2) party to any judicial or administrative proceeding (excluding matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining such person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws. Unless otherwise indicated, the address for Parent, Merger Sub and each of their listed directors and executive officers is c/o Clayton, Dubilier & Rice, LLC, 375 Park Avenue, 18th Floor, New York, New York 10152. The telephone number at the principal office is (212) 407-5200.
None of the persons listed below has, to the knowledge of the CD&R Entities, during the past five years, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors). None of the persons listed below has, to the knowledge of the CD&R Entities, during the past five years, been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.
Jonathan L. Zrebiec.   Mr. Zrebiec has served as a director, as applicable, and as the President of Parent, Merger Sub, Holdings, Holdings Parent, Ultimate Parent and Ultimate Parent GP since their formation. Mr. Zrebiec is a Partner at CD&R and has worked at CD&R since 2004.
Tyler Young.   Mr. Young has served as a director, as applicable, and as the Vice President of Parent, Merger Sub, Holdings, Holdings Parent, Ultimate Parent and Ultimate Parent GP since their formation. Mr. Young is a Principal at CD&R and has worked at CD&R since 2011.
Jillian C. Griffiths.   Ms. Griffiths has served as the Chief Financial Officer and Vice President of Parent, Merger Sub, Holdings, Holdings Parent, Ultimate Parent and Ultimate Parent GP since their formation. Ms. Griffiths is the Chief Financial Officer at CD&R and has worked at CD&R since 2015.
Rima Simson.   Ms. Simson has served as the Vice President, Treasurer and Secretary of Parent, Merger Sub, Holdings, Holdings Parent, Ultimate Parent and Ultimate Parent GP since their formation. Ms. Simson is a Fund Director at CD&R and has worked at CD&R since 2013.
Jessie Pamas.   Ms. Pamas has served as the Assistant Treasurer of Parent, Merger Sub, Holdings, Holdings Parent, Ultimate Parent and Ultimate Parent GP since their formation. Ms. Pamas is a Tax Director at CD&R and has worked at CD&R since 2001.

DELISTING AND DEREGISTRATION OF COMMON STOCK
If the merger is completed, Company common stock will be delisted from the NYSE, will be deregistered under the Exchange Act and will cease to be publicly traded. As a result, we would no longer file periodic reports with the SEC on account of the shares of Company common stock.
STOCKHOLDER PROPOSALS AND NOMINATIONS
The Company’s 2021 annual meeting of stockholders was held on May 20, 2021. If the merger is completed, we will not have public stockholders and there will be no public participation in any future meetings of stockholders. In accordance with NYSE corporate governance requirements, we are not required to hold an annual meeting until no later than one year after our most recently completed fiscal year. Under Section 211(b) of the DGCL, we are, however, required to hold an annual meeting of stockholders for the purposes of electing directors in accordance with our bylaws, unless such election is made by written consent in lieu of such a meeting. We may not hold an annual meeting of stockholders to elect new directors prior to the consummation of the merger, and thus we may not be in compliance with Section 211(b) of the DGCL, which requires an annual meeting. Therefore, if our stockholders want us to hold an annual meeting prior to the consummation of the merger, they may attempt to force us to hold one by submitting an application to the Delaware Court of Chancery in accordance with Section 211(c) of the DGCL. However, if the merger is not completed, or if we are otherwise required to do so under applicable law, we will hold a 2022 annual meeting of stockholders. Any stockholder nominations or proposals for other business intended to be presented at our next annual meeting must be submitted to us as set forth below.
If the Company holds a 2022 annual meeting, stockholders interested in submitting a proposal for inclusion in the proxy materials for the annual meeting may do so by following the procedures described below.
Any stockholder who meets the requirements of the proxy rules under the Exchange Act may submit proposals to the Board to be presented at the 2022 annual meeting. Proposals must comply with the requirements of Rule 14a-8 under the Exchange Act and must have been received by our Corporate Secretary at the address shown on the first page of this proxy statement. To comply with the requirements of Rule 14a-8, the proposal must have been received by us no later than December 21, 2021, unless the date of the 2022 annual meeting of stockholders is changed by more than 30 days from the first anniversary of the date of the 2021 annual meeting of stockholders, in which case the proposal must be received a reasonable time before we begin to print and mail our proxy materials for the 2022 annual meeting of stockholders.
Our bylaws require timely advance written notice of stockholder proposals and stockholder nominations of director candidates to be presented at an annual meeting of stockholders. Notice will be considered timely for the 2022 annual meeting if it is received not less than 90 nor more than 120 days prior to the first anniversary of the date of the 2021 annual meeting of stockholders. However, if the 2022 annual meeting is held more than 30 days before or more than 70 days after the first anniversary of the 2021 annual meeting of stockholders, notice will be considered timely if it is delivered not less than 90 days nor more than 120 days prior to the 2022 annual meeting or within 10 days of the Company’s first public announcement of the date of the 2022 annual meeting. Our bylaws require our Board or the presiding officer of the annual meeting of stockholders to reject any untimely or non-complying proposal or stockholder nomination of director candidates. To comply with our bylaws, notice of a stockholder proposal or stockholder nomination of director candidates must have been received by us no later than February 19, 2022, unless the date of our 2022 annual meeting is held more than 30 days before or more than 70 days after the first anniversary of the 2021 annual meeting of stockholders. These requirements are separate from and in addition to the SEC’s requirements that a stockholder must meet to have a stockholder proposal included in the Company’s proxy statement, which are described above.
Please refer to the full text of our advance notice by-law provisions for additional information and requirements. A copy of our bylaws may be obtained by writing to our Corporate Secretary at the address shown on the first page of this proxy statement.
In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the

Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than 60 days before the first anniversary of the date of the 2021 annual meeting of stockholders. If the date of our 2022 annual meeting is changed by more than 30 days from the first anniversary of the date of the 2021 annual meeting of stockholders, then notice must be provided by the later of 60 days prior to the date of the annual meeting or within 10 days of the Company’s first public announcement of the date of the 2022 annual meeting.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
We are incorporating by reference specified documents that we file with the SEC, which means that we can disclose important information to you by referring you to those documents that are considered part of this proxy statement. We incorporate by reference into this proxy statement the documents listed below (other than portions of these documents that are described in paragraphs (d)(1), (d)(2), (d)(3) or (e)(5) of Item 407 of Regulation S-K promulgated by the SEC) and, with respect to this proxy statement but not with respect to the Schedule 13E-3, any documents filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement, and prior to the date of the special meeting:
•
Our Annual Report on Form 10-K for the year ended December 31, 2021 as amended by Amendment No. 1 on Form 10−K/A, filed on May 2, 2022;

•
Our Quarterly Report on Form 10-Q for the quarterly period ended April 2, 2022, filed on May 3, 2022; and

•
Our Current Reports on Form 8-K as filed with the SEC on January 24, 2022, February 14, 2022, March 7, 2022 and April 11, 2022.

We also incorporate by reference into this proxy statement, but not into the Schedule 13E-3, additional documents that the Company may file with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act from the date of this proxy statement to the date of the special meeting. We will amend the Schedule 13E-3 to incorporate by reference any additional documents that the Company may file with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act from the date of this proxy statement to the date of the special meeting to the extent required to fulfill the Company’s obligations under the Exchange Act.
Information furnished under Item 2.02 or Item 7.01 of any Current Report on Form 8-K, including related exhibits, is not and will not be incorporated by reference into this proxy statement.
Any statement contained in a document incorporated by reference into this proxy statement will be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained in this proxy statement or any other subsequently filed document that is incorporated by reference into this proxy statement modifies or supersedes the statement. The information incorporated by reference is considered to be a part of this proxy statement and, with respect to this proxy statement but not with respect to the Schedule 13E-3, later information that the Company files with the SEC will update and supersede that information.
Because the merger is a “going private” transaction, the Company and the CD&R Entities are filing with the SEC concurrently with this proxy statement a Transaction Statement on Schedule 13E-3 with respect to the merger. The Schedule 13E-3, including any amendments and exhibits filed or incorporated by reference as a part thereof, is available for inspection as set forth in the section of this proxy statement entitled “Where You Can Find More Information.” The Schedule 13E-3 will be amended to report promptly any material change in the information set forth in the most recent Schedule 13E-3 filed with the SEC.

WHERE YOU CAN FIND MORE INFORMATION
We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public at the SEC website at www.sec.gov. You also may obtain free copies of the documents we file with the SEC, including this proxy statement, by going to our corporate website at https://www.cornerstonebuildingbrands.com. The information provided on our website, other than copies of the documents listed below that have been filed with the SEC, is not part of this proxy statement, and therefore is not incorporated within this proxy statement by reference. You may also obtain a copy of these filings at no cost by writing or telephoning us at the following address:
Cornerstone Building Brands, Inc.
5020 Weston Parkway
Suite 400
Cary, North Carolina 27513
Attention: Investor Relations
Telephone: (866) 419-0042
Any person, including any beneficial owner, to whom this proxy statement is delivered may request copies of this proxy statement or other information concerning us, without charge, by written or telephonic request directed to Cornerstone Building Brands, Inc., Attn: Investor Relations, 5020 Weston Parkway, Suite 400, Cary, North Carolina 27513, Telephone (866) 419-0042; or from our proxy solicitor, MacKenzie Partners, Inc., toll-free at (800) 322-2885; or from the SEC through the SEC website at the address provided above.
Because the merger is a “going private” transaction, the Company and the CD&R Entities are filing with the SEC concurrently with this proxy statement a Transaction Statement on Schedule 13E-3 with respect to the proposed merger. The Schedule 13E-3, including any amendments and exhibits filed or incorporated by reference as a part of it, is available for inspection as set forth above. The Schedule 13E-3 will be amended to report promptly any material changes in the information set forth in the most recent Schedule 13E-3 filed with the SEC.
THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE YOUR SHARES OF COMPANY COMMON STOCK AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED [           ], 2022. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

Annex A
EXECUTION COPY
CONFIDENTIAL
AGREEMENT AND PLAN OF MERGER
by and among
CAMELOT RETURN INTERMEDIATE HOLDINGS, LLC,
CAMELOT RETURN MERGER SUB, INC.,
and
CORNERSTONE BUILDING BRANDS, INC.
Dated as of March 5, 2022

A-i

A-ii

AGREEMENT AND PLAN OF MERGER
This AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of March 5, 2022, is by and among Camelot Return Intermediate Holdings, LLC, a Delaware limited liability company (“Parent”), Camelot Return Merger Sub, Inc., a Delaware corporation and a wholly owned Subsidiary of Parent (“Merger Sub”), and Cornerstone Building Brands, Inc., a Delaware corporation (the “Company,” with the Company and Merger Sub sometimes being hereinafter collectively referred to as the “Constituent Corporations”). Parent, the Company and Merger Sub are referred to herein as the “Parties” and each, a “Party.”
RECITALS
WHEREAS, the Parties intend that, on the terms and subject to the conditions set forth in this Agreement, Merger Sub shall merge with and into the Company (the “Merger”), with the Company surviving the Merger, pursuant to and in accordance with the provisions of the Delaware General Corporation Law, as may be amended from time to time (the “DGCL”);
WHEREAS, the sole member of Parent has unanimously approved and declared advisable this Agreement and the transactions contemplated hereby;
WHEREAS, the board of directors of Merger Sub has unanimously determined that the Merger is fair to, and in the best interests of, Merger Sub and its sole stockholder, approved and declared advisable this Agreement and the Merger and any other transactions contemplated hereby and resolved to recommend adoption of this Agreement to the sole stockholder of Merger Sub;
WHEREAS, the board of directors of the Company (the “Company Board”) has established a special committee (the “Special Committee”), consisting solely of non-management independent members of the Company Board not affiliated with the Affiliated Stockholders (as defined herein), Parent, Merger Sub or their respective Affiliates to, among other things, develop, assess and negotiate the terms of this Agreement and the transactions contemplated hereby, including the Merger, and to make a recommendation to the Company Board as to whether the Company should enter into this Agreement;
WHEREAS, the Special Committee has unanimously (i) determined that the terms of this Agreement and the transactions contemplated hereby, including the Merger, are fair to, and in the best interests of, the Company and the holders of shares of common stock, par value $0.01 per share, of the Company (the “Shares”) (other than the Affiliated Stockholders (as defined herein)) (the “Unaffiliated Stockholders”), (ii) determined that it is advisable and in the best interests of the Company and the Unaffiliated Stockholders to enter into this Agreement and (iii) recommended that the Company Board approve and authorize this Agreement and the Merger;
WHEREAS, the Company Board (acting on the recommendation of the Special Committee) has by unanimous vote of the Non-Recused Directors (as defined herein) (i) determined that the terms of this Agreement and the transactions contemplated hereby, including the Merger, are fair to, and in the best interests of, the Company and its stockholders (including the Unaffiliated Stockholders), (ii) determined that it is in the best interests of the Company and its stockholders (including the Unaffiliated Stockholders) and declared it advisable to enter into this Agreement, (iii) approved the execution and delivery by the Company of this Agreement, the performance by the Company of its covenants and agreements contained herein and the consummation of the Merger and the other transactions contemplated hereby upon the terms and subject to the conditions contained herein and (iv) resolved to recommend that the stockholders of the Company vote to adopt and approve this Agreement;
WHEREAS, as a condition and inducement to the Company’s willingness to enter into this Agreement, Parent and Merger Sub have delivered to the Company concurrently with the execution of this Agreement (i) a limited guarantee (the “Guarantee”) from Clayton, Dubilier & Rice Fund X, L.P., a Cayman Islands exempted limited partnership (the “Guarantor”), in favor of the Company and pursuant to which, subject to the terms and conditions contained therein, the Guarantor is guaranteeing certain obligations of Parent and Merger Sub in connection with this Agreement; and (ii) the Financing Letters;
WHEREAS, (i) as of the date hereof, the Sponsor and the CD&R Funds (each, as defined herein) collectively own 62,143,415 Shares, which Shares constitute all of the Shares owned by the Affiliated

Stockholders, and (ii) as a condition and inducement to the Company’s willingness to enter into this Agreement, the Sponsor, CD&R Funds and the Company have entered into a voting and support agreement (the “Support Agreement”) in connection with the transactions contemplated hereby; and
WHEREAS, Parent, Merger Sub and the Company desire to make certain representations, warranties, covenants and agreements in connection with this Agreement and to set forth certain conditions to the Merger.
NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements set forth in this Agreement, the Parties, intending to be legally bound, agree as follows:
ARTICLE I
The Merger; Closing; Effective Time
1.1.   The Merger.   Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the DGCL, at the Effective Time, Merger Sub shall be merged with and into the Company and the separate corporate existence of Merger Sub shall thereupon cease. The Company shall be the surviving corporation in the Merger (sometimes hereinafter referred to as the “Surviving Corporation”), and the separate corporate existence of the Company, with all of its rights, privileges, immunities, powers and franchises, shall continue unaffected by the Merger, except as set forth in Article II. The Merger shall have the effects specified in the DGCL.
1.2.   Closing.   Unless otherwise mutually agreed in writing between the Company and Parent, the closing of the Merger (the “Closing”) shall take place at the offices of Wachtell, Lipton, Rosen & Katz, 51 West 52nd Street, New York, New York 10019 (or at the request of either Party, by means of a virtual Closing through electronic exchange of documents and signatures), at 9:00 a.m. (New York time) on the third (3rd) Business Day following the day on which the last to be satisfied or waived of the conditions set forth in Article VII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver (to the extent waivable under applicable Law and this Agreement) of those conditions) shall be satisfied or waived (to the extent waivable under applicable Law and this Agreement) in accordance with this Agreement; provided that, notwithstanding the foregoing, the Closing shall not occur until the earlier of (a) a date during the Marketing Period specified by Parent on no fewer than three (3) Business Days’ notice to the Company (unless a shorter period shall be agreed to by Parent and the Company) and (b) the third (3rd) Business Day following the final day of the Marketing Period (subject, in each case, to the satisfaction or waiver of the conditions set forth in Article VII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver (to the extent waivable under applicable Law and this Agreement) of those conditions)). The date on which the Closing actually occurs is referred to as the “Closing Date.”
1.3.   Effective Time.   At the Closing, the Company and Parent will cause the Merger to be consummated by filing all necessary documentation, including a Certificate of Merger (the “Delaware Certificate of Merger”) to be executed and filed with the Secretary of State of the State of Delaware as provided in the relevant provisions of the DGCL. The Merger shall become effective at the time (the “Effective Time”) when the Delaware Certificate of Merger has been duly filed with and accepted by the Secretary of State of the State of Delaware or at such later time as may be agreed by the Parties in writing and specified in the Delaware Certificate of Merger.
ARTICLE II
Certificate of Incorporation and Bylaws
of the Surviving Corporation
2.1.   Certificate of Incorporation of the Surviving Corporation.   At the Effective Time, the certificate of incorporation of the Company as in effect immediately prior to the Effective Time shall be amended and restated in its entirety as of the Effective Time to be in the form set forth in Exhibit A to this Agreement, and as so amended shall be the certificate of incorporation of the Surviving Corporation (the “Charter”) until thereafter amended as provided therein or as provided by applicable Law and consistent with the obligations set forth in Section 6.11.

2.2.   Bylaws of the Surviving Corporation.   Subject to the requirements of Section 6.11, the bylaws of Merger Sub in effect immediately prior to the Effective Time shall be the bylaws of the Surviving Corporation (the “Bylaws”), except that references to Merger Sub’s name shall be replaced with references to the Surviving Corporation’s name, until thereafter amended as provided therein, by the Charter or as provided by applicable Law and consistent with the obligations set forth in Section 6.11.
ARTICLE III
Directors and Officers of the Surviving Corporation
3.1.   Directors of the Surviving Corporation.   Immediately prior to, but conditioned on the occurrence of, the Effective Time, each of the directors of the Company Board shall resign from the Company Board and the Parties shall take all actions necessary so that the directors of Merger Sub at the Effective Time shall, from and after the Effective Time, be the directors of the Surviving Corporation until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the DGCL, the Charter and the Bylaws.
3.2.   Officers of the Surviving Corporation.   The Parties shall take all actions necessary so that the officers of the Company at the Effective Time shall, from and after the Effective Time, be the officers of the Surviving Corporation until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the DGCL, the Charter and the Bylaws.
ARTICLE IV
Effect of the Merger on Capital Stock;
Exchange of Share Certificates
4.1.   Effect on Capital Stock.   At the Effective Time, as a result of the Merger and without any action on the part of Parent, Merger Sub, the Company or the holder of any capital stock of the Company:
(a)   Merger Consideration.   Each Share issued and outstanding immediately prior to the Effective Time (other than (i) Shares that are to be cancelled or converted in accordance with Section 4.1(b) or Section 4.1(c) and (ii) Shares that are owned by stockholders of the Company (other than the Affiliated Stockholders) who did not vote in favor of this Agreement or the Merger (or consent thereto in writing) and who have perfected and not withdrawn a demand for appraisal rights pursuant to Section 262 of the DGCL (the Shares referred to in clause (ii), “Dissenting Shares,” and the Shares referred to in clauses (i) and (ii), collectively, “Excluded Shares”)) shall be converted into the right to receive $24.65 per Share in cash, without interest (the “Merger Consideration”). At the Effective Time, all of the Shares converted into the right to receive the Merger Consideration pursuant to this Section 4.1(a) shall cease to be outstanding, shall be cancelled and shall cease to exist, and each certificate formerly representing any of the Shares (each, a “Share Certificate”) or otherwise if the Company then has Shares which are not certificated, the applicable number of uncertificated Shares represented by book-entry (the “Book-Entry Shares”) (in each case, other than Excluded Shares) shall thereafter represent only the right to receive the Merger Consideration.
(b)   Cancellation of Certain Shares.   Any Shares that are owned by the Company and not held on behalf of third parties, any Shares owned by Merger Sub and any Dissenting Shares, in each case, that are issued and outstanding immediately prior to the Effective Time, shall, by virtue of the Merger and without any action on the part of the holder of such Shares, cease to be outstanding, be cancelled without payment of any consideration therefor and cease to exist, subject to any rights the holder thereof may have under Section 4.2(g).
(c)   Shares Held by Acquirer CD&R Fund or Parent.   Each Share issued and outstanding immediately prior to the Effective Time that is owned by the Acquirer CD&R Fund, Parent or CD&R Fund VIII (to the extent such Shares are not validly transferred or sold to Parent prior to Closing (such contemplated sale, the “Fund VIII Sale”)) shall, by virtue of the Merger and without any action on the part of the holder of such Shares, be converted into one share of common stock, par value $0.01 per share, of the Surviving Corporation.
(d)   Merger Sub.   Each share of common stock, par value $0.01 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder of such share, be converted into one share of common stock, par value $0.01 per share, of the Surviving Corporation.
4.2.   Exchange of Share Certificates.
(a)   Appointment of Paying Agent.   Prior to the Effective Time, Parent and Merger Sub shall appoint a bank or trust company reasonably acceptable to the Company to serve as the paying agent (the “Paying Agent”) and shall enter into an agreement reasonably acceptable to the Company relating to the Paying Agent’s responsibilities with respect to this Agreement.
(b)   Deposit of Merger Consideration.   At or prior to the Effective Time, Parent or Merger Sub shall deposit, or cause to be deposited, with the Paying Agent cash in U.S. Dollars sufficient to pay the aggregate Merger Consideration (other than in respect of Excluded Shares) under Section 4.1(a) (such cash being hereinafter referred to as the “Payment Fund”). The Payment Fund shall not be used for any purpose other than a purpose expressly provided for in this Agreement. Pending its disbursement in accordance with this Section 4.2, the Payment Fund shall be invested by the Paying Agent, if so directed by Parent or Merger Sub. Any such investment, if made, must be made in (i) short-term direct obligations of the United States of America, (ii) short-term obligations for which the full faith and credit of the United States of America is pledged to provide for the payment of principal and interest, (iii) short-term commercial paper rated the highest quality by either Moody’s Investors Service, Inc. or Standard and Poor’s Ratings Services or (iv) certificates of deposit, bank repurchase agreements or banker’s acceptances of commercial banks with capital exceeding $1 billion. Parent shall or shall cause the Surviving Corporation to promptly replace or restore the cash in the Payment Fund so as to ensure that the Payment Fund is at all times maintained at a level sufficient for the Paying Agent to make all payments of Merger Consideration in accordance herewith. No investment losses resulting from investment of the funds deposited with the Paying Agent shall diminish the rights of any holder of Shares to receive the Merger Consideration as provided herein. Payments to holders in respect of each Company Option, Company RSU Award and Company PSU Award (collectively, the “Company Equity Awards”) shall be paid through the Company’s or the Surviving Corporation’s applicable payroll procedures following the Effective Time at such time as such awards are payable.
(c)   Procedures for Surrender.
      (i)   Promptly after the Effective Time (and in any event within five Business Days thereafter), the Surviving Corporation shall cause the Paying Agent to mail to each holder of record of Shares as of immediately prior to the Effective Time (other than Excluded Shares) (A) a notice advising such holders of the effectiveness of the Merger, (B) a letter of transmittal specifying that delivery shall be effected, and risk of loss and title shall pass, only upon delivery of the Share Certificates (or affidavits of loss in lieu of the Share Certificates as provided in Section 4.2(f)) or transfer of the Book-Entry Shares not held, directly or indirectly, through The Depository Trust Company (“DTC”) to the Paying Agent, such materials to be in such form and have such other provisions as Parent desires with approval of the Company (such approval not to be unreasonably withheld, conditioned or delayed) (the “Letter of Transmittal”), and (C) instructions for effecting the surrender of the Share Certificates (or affidavits of loss in lieu of the Share Certificates as provided in Section 4.2(f)) or Book-Entry Shares to the Paying Agent in exchange for payment of the aggregate Merger Consideration to which such holders are entitled pursuant to the terms of this Agreement.
      (ii)   With respect to Book-Entry Shares held, directly or indirectly, through DTC, Parent and the Company shall cooperate to establish procedures with the Paying Agent, DTC, DTC’s nominees and such other necessary or desirable third-party intermediaries to ensure that the Paying Agent will transmit to DTC or its nominees as promptly as practicable after the Effective Time, upon surrender of Shares held of record by DTC or its nominees in accordance with DTC’s customary surrender procedures and such other procedures as agreed by Parent, the Company, the Paying Agent, DTC, DTC’s nominees and such other necessary or desirable third-party intermediaries, the Merger Consideration to which the beneficial owners thereof are entitled to receive as a result of the Merger pursuant to this Article IV.
      (iii)   Upon surrender to the Paying Agent of Shares that (A) are Share Certificates (or affidavits of loss in lieu of the Share Certificates as provided in Section 4.2(f)), together with the Letter of Transmittal, duly completed and validly executed in accordance with the instructions thereto, and such other documents as may be reasonably required by the Paying Agent, (B) are Book-Entry Shares not held through DTC, by book receipt of an “agent’s message” in customary form by the Paying Agent in connection with the surrender of Book-Entry Shares (or such other reasonable evidence, if any, of surrender with respect to such Book-Entry Shares, as the Paying Agent may reasonably request), in each case of the foregoing clauses (A) and (B) of this Section 4.2(c)(iii), pursuant to such materials and instructions as contemplated by Section 4.2(c)(i), and (C) are Book-Entry Shares held, directly or indirectly, through DTC, in accordance with DTC’s customary surrender procedures and such other procedures as agreed to by the Company, Parent, the Paying Agent, DTC, DTC’s nominees and such other necessary or desirable third party intermediaries pursuant to Section 4.2(c)(ii), the holder of such Share Certificates or Book-Entry Shares shall be entitled to receive in exchange therefor, and Parent shall cause the Paying Agent to deliver to each such holder, as promptly as reasonably practicable after the Effective Time, a check in the amount (after giving effect to any required Tax withholdings as provided in Section 4.2(h)) of cash that such holder has the right to receive pursuant to Section 4.1(a).
      (iv)   No interest will be paid or accrued on any amount payable upon surrender of any Shares.
      (v)   In the event of a transfer of ownership of Shares that is not registered in the transfer records of the Company, or if the Merger Consideration is to be paid in a name other than that in which the Share Certificate surrendered or transferred in exchange thereof is registered in the transfer records of the Company, a check for any cash to be paid upon due surrender of the Share Certificates may be issued to such transferee if the Share Certificates formerly representing such Shares are presented to the Paying Agent, accompanied by all documents reasonably required to evidence and effect such transfer and to evidence that any applicable stock transfer Taxes have been paid or are not applicable, in each case, in form and substance reasonably satisfactory to the Paying Agent.
      (vi)   Notwithstanding anything to the contrary in this Agreement, any holder of Book-Entry Shares shall not be required to deliver a Share Certificate or an executed Letter of Transmittal to the Paying Agent to receive the Merger Consideration that such holder is entitled to receive pursuant to this Article IV. Payment of the Merger Consideration with respect to Book-Entry Shares shall only be made to the Persons in whose name such Book-Entry Shares are registered in the stock transfer records of the Company.
(d)   Transfers.   From and after the Effective Time, there shall be no transfers on the stock transfer books of the Company of the Shares that were outstanding immediately prior to the Effective Time. If, after the Effective Time, any Share Certificate or acceptable evidence of a Book-Entry Share is presented to the Surviving Corporation, Parent or the Paying Agent for transfer, it shall be cancelled and exchanged for the cash amount in immediately available fund to which the holder thereof is entitled to receive as a result of the Merger pursuant to this Article IV.
(e)   Termination of Payment Fund.   Any portion of the Payment Fund (including the proceeds of any investments of the Payment Fund) that remains unclaimed by, or otherwise undistributed to, the holders of Share Certificates or Book-Entry Shares by the one year anniversary of the Effective Time shall be delivered to the Surviving Corporation or an Affiliate thereof designated by the Surviving Corporation. Any holder of Shares (other than Excluded Shares) who has not theretofore complied with this Article IV shall thereafter look only to the Surviving Corporation for payment of the Merger Consideration (after giving effect to any required Tax withholdings as provided in Section 4.2(h)) upon delivery of the Share Certificates (or affidavits of loss in lieu of the Share Certificates as provided in Section 4.2(f)) or Book-Entry Shares, without any interest thereon. Notwithstanding the foregoing, none of the Surviving Corporation, Parent, the Paying Agent or any other Person shall be liable to any former holder of Shares for any amount properly delivered to a public official pursuant to applicable abandoned property, escheat or similar Laws. To the fullest extent permitted by Law, immediately prior to the date any Merger Consideration would otherwise escheat to or become the property of any Governmental Authority, such Merger Consideration shall become the property of the Surviving Corporation, free and clear of all claims or interest of any Person previously entitled thereto.
(f)   Lost, Stolen or Destroyed Share Certificates.   In the event any Share Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Share Certificate to be lost, stolen or destroyed and, if required by Parent, the posting by such Person of a bond reasonably sufficient to indemnify Parent and the Surviving Corporation against any claim that may be made against Parent or the Surviving Corporation with respect to such Share Certificate, the Paying Agent will issue in exchange for such lost, stolen or destroyed Share Certificate a check in the amount (after giving effect to any required Tax withholdings as provided in Section 4.2(h)) equal to the number of Shares (other than Excluded Shares) represented by such lost, stolen or destroyed Share Certificate multiplied by the Merger Consideration.
(g)   Dissenting Shares.   Notwithstanding any provision of this Agreement to the contrary, Dissenting Shares shall not be converted into the right to receive the Merger Consideration and holders of such Dissenting Shares shall be entitled to receive payment of the appraised value of such Dissenting Shares in accordance with the provisions of Section 262 of the DGCL, unless and until such Person fails to comply with the provisions of Section 262 of the DGCL or effectively withdraws or otherwise loses such Person’s rights to receive payment under Section 262 of the DGCL. If any such Person fails to comply with the provisions of Section 262 of the DGCL or effectively withdraws or loses such right, such Dissenting Shares shall thereupon be treated as if they had been converted at the Effective Time into the right to receive the Merger Consideration, without any interest thereon. The Company shall (i) give Parent notice of any written demands for appraisal of Shares, withdrawals of such demands and any other instruments served pursuant to the DGCL and received by the Company with respect to the Dissenting Shares promptly after receipt by the Company and (ii) give Parent the opportunity, at Parent’s sole expense, to participate in and direct all negotiations and proceedings with respect to such demands for appraisal pursuant to the DGCL in respect of such Dissenting Shares. The Company shall not, except with the prior written consent of Parent, make any payment with respect to any such demands for appraisal or offer to settle or settle any such demands, or agree to do any of the foregoing.
(h)   Withholding Rights.   Each of Parent, the Company, Merger Sub, the Surviving Corporation and the Paying Agent, as applicable, shall be entitled to deduct and withhold from the amounts otherwise payable pursuant to this Agreement such amounts as it is required to deduct and withhold with respect to the making of such payment under the Internal Revenue Code of 1986, as amended (the “Code”), or any other applicable federal, state, local or foreign Tax Law. To the extent that amounts are so withheld and timely remitted to the applicable Governmental Authority, such amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made. If any Party or Guarantor determines that it or any of its Affiliates, permitted successors or assigns is required to deduct or withhold any amount from any payment hereunder or in connection with the transactions contemplated hereby, in each case, which payment is to be made to any Party or Guarantor, then Parent or the Company, as applicable, shall provide notice to the other Party of the intent to deduct or withhold such amount and the basis for such deduction or withholding as promptly as reasonably practicable, and the Parties shall and shall cause their applicable Affiliates, permitted successors and assigns to reasonably cooperate with one another in order to eliminate or reduce any such deduction or withholding, including providing a reasonable opportunity for the applicable payee to provide forms or other evidence that would mitigate, reduce or eliminate such deduction or withholding.
4.3.   Treatment of Company Equity Awards.
(a)   Treatment of Company Options.
      (i)   At the Effective Time, each then outstanding option to purchase Shares (a “Company Option”) that is vested immediately prior to the Effective Time shall, automatically and without any action on the part of the holder thereof, be cancelled and converted into the right to receive (without interest), no later than the second regularly scheduled payroll of the Company following the Closing Date, an amount in cash, without interest and less applicable Tax withholdings, equal to the product of (i) the number of Shares subject to the Company Option immediately prior to the Effective Time multiplied by (ii) the excess, if any, of (A) the Merger Consideration over (B) the exercise price per Share of such Company Option.
      (ii)   At the Effective Time, each then outstanding Company Option that is unvested immediately prior to the Effective Time shall, automatically and without any action on the part of Parent, the Company or the holder thereof, be cancelled and converted into the contractual right to receive a payment in an amount in cash from the Surviving Corporation equal to the product of (i) the number of Shares subject to the Company Option immediately prior to the Effective Time multiplied by (A) the excess, if any, of (1) the Merger Consideration over (2) the exercise price per Share of such Company Option. Except as otherwise provided in this Section 4.3(a)(ii), the cash-based award provided for by this Section 4.3(a)(ii) shall be subject to the same terms and conditions as are applicable to the corresponding Company Option (including time-based vesting conditions but excluding provisions related to exercise).
      (iii)   Each Company Option (whether vested or unvested) for which the exercise price per Share is equal to or greater than the Merger Consideration shall be cancelled at the Closing without payment of consideration.
(b)   Treatment of Company RSU Awards.   At the Effective Time, each then outstanding restricted stock unit award corresponding to Shares (a “Company RSU Award”) shall, automatically and without any required action on the part of Parent, the Company or the holder thereof, be cancelled and converted into the contractual right to receive a payment in an amount in cash from the Surviving Corporation equal to (i) the number of Shares subject to such Company RSU Award multiplied by (ii) the Merger Consideration. Except as otherwise provided in this Section 4.3(b)), the cash-based award provided for by this Section 4.3(b) shall be subject to the same terms and conditions as are applicable to the corresponding Company RSU Award (including time-based vesting conditions).
(c)   Treatment of Company PSU Awards.
      (i)   At the Effective Time, each then outstanding performance-based share unit award (a “Company PSU Award”) (A) granted during the 2020 calendar year (each award granted during the 2020 calendar year, a “2020 Company PSU Award”) or (B) granted during the 2021 calendar year to the Company’s Chief Executive Officer or such Chief Executive Officer’s direct reports (each, a “2021 Company Executive PSU Award”) shall, automatically and without any required action on the part of Parent, the Company or the holder thereof, be cancelled and converted into the contractual right to receive a payment in an amount in cash from the Surviving Corporation equal to (A) the Earned PSUs applicable to such Company PSU Award multiplied by (B) the Merger Consideration. Except as otherwise provided in this Section 4.3(c)(i)), the cash-based award provided for by this Section 4.3(c)(i) shall be subject to the same terms and conditions as are applicable to the corresponding 2020 Company PSU Award or 2021 Company Executive PSU Award (including time-based vesting conditions and EBITDA-based vesting conditions, but excluding any vesting conditions based on total shareholder return).
      (ii)   At the Effective Time, each then outstanding Company PSU Award granted during the 2021 calendar year that is not a 2021 Company Executive PSU Award (each, a “2021 Company Non-Executive PSU Award”) shall, automatically and without any required action on the part of Parent, the Company or the holder thereof, vest with respect to the number of performance-based share units as set forth in clause (A) of this Section 4.3(c)(ii), below, and be cancelled and converted into the right to receive (without interest), within 60 days following the Effective Time (or at such later time as would not result in the imposition of a penalty under Section 409A of the Code), an amount in cash from the Surviving Corporation, less applicable Tax withholdings, equal to (A) the number of performance-based share units earned under the terms of the applicable award agreement, but with the applicable total shareholder return determined using a per share price equal to the Merger Consideration and the EBITDA-based metric in the applicable award agreement deemed achieved at target performance and determined without proration for any portion of the performance period that has not yet been completed, multiplied by (B) the Merger Consideration.
      (iii)   For purposes of this Agreement, “Earned PSUs” means: with respect to each Company PSU Award, the number of performance share units earned under the terms of the applicable award agreement, but with the applicable total shareholder return metric determined using a per share price equal to the Merger Consideration and the EBITDA-based metric determined based on actual performance as of the end of the performance period applicable to such Company PSU Award.
(d)   Corporate Actions.   At or prior to the Effective Time, the Company, the Company Board and the Compensation Committee, as applicable, shall adopt any resolutions and take any other actions that are necessary to effectuate the treatment of the Company Equity Awards pursuant to Sections 4.3(a), 4.3(b) and 4.3(c) and to terminate the Company Equity Plan, effective as of the Effective Time. The Surviving Corporation shall pay through its payroll systems the amounts due pursuant to Section 4.3(a), Section 4.3(b) and Section 4.3(c).

4.4.   Adjustments to Prevent Dilution.   Notwithstanding anything in this Agreement to the contrary, if, from the date of this Agreement to the earlier of the Effective Time and termination of this Agreement in accordance with Article VIII, the number of Shares or securities convertible or exchangeable into or exercisable for Shares shall have been changed into a different number of Shares or securities, or a different class, by reason of any reclassification, stock split (including a reverse stock split), stock dividend or distribution, recapitalization or other similar transaction, the Merger Consideration shall be equitably adjusted to provide the holders of Shares and Company Equity Awards the same economic effect as contemplated by this Agreement prior to such event; provided that nothing in this Section 4.4 shall be construed to permit the Company or any Subsidiary of the Company to take any action otherwise prohibited by the terms of this Agreement.
ARTICLE V
Representations and Warranties
5.1.   Representations and Warranties of the Company.   Except as set forth in the Company Reports filed by the Company with the SEC since the Applicable Date and publicly available prior to the date of this Agreement (excluding, in each case, any disclosures set forth in any risk factor or “forward-looking statements” section or any similar section, to the extent they are forward-looking in nature) or in the disclosure schedule delivered to Parent and Merger Sub by the Company immediately prior to the execution of this Agreement (the “Company Disclosure Schedule”) (it being agreed that disclosure of any item in any section or subsection of the Company Disclosure Schedule shall be deemed disclosure with respect to any other section or subsection to the extent that the relevance of such item is reasonably apparent); provided, that with respect to Section 5.1(g)(ii), only items (if any) specifically disclosed against Section 5.1(g)(ii) of the Company Disclosure Schedule shall be deemed disclosure with respect to Section 5.1(g)(ii)), the Company hereby represents and warrants to Parent and Merger Sub that:
(a)   Organization, Good Standing and Qualification.   The Company is a legal entity duly incorporated, validly existing and in good standing under the Laws of the State of Delaware. The Company has all requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted, except where the failure to be in good standing or have such power or authority would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Company is qualified to do business and is in good standing (with respect to jurisdictions that recognize such concept or a similar concept) in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification, except where the failure to be so qualified or in good standing would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Each of the Company’s Subsidiaries is a legal entity duly organized, validly existing and in good standing (with respect to jurisdictions that recognize such concept or a similar concept) under the Laws of its jurisdiction of organization and has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted and is qualified to do business and is in good standing as a foreign corporation or other legal entity (with respect to jurisdictions that recognize such concept or a similar concept) in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification, except where the failure to be so organized, existing, qualified or in good standing, or to have such power or authority, would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(b)   Capital Structure.
      (i)   The authorized capital stock of the Company consists of 201,000,000 shares of capital stock, consisting of (i) 200,000,000 Shares, and (ii) 1,000,000 shares of preferred stock, par value $1.00 per share (“Preferred Stock”). As of March 4, 2022: (A) 127,009,563 Shares were issued and outstanding, (B) no shares of Preferred Stock were issued and outstanding, (C) 3,274,744 Shares were subject to outstanding Company Options, (D) 1,974,983 Shares were subject to outstanding Company RSU Awards, and (E) 1,430,621 Shares were subject to outstanding Company PSU Awards (assuming applicable performance goals are achieved at target performance and 4,291,893 additional Shares were subject to outstanding Company PSU Awards (assuming applicable performance goals are achieved at maximum performance). Except as set forth in this Section 5.1(b) and for Shares issuable upon the exercise or settlement of Company Equity Awards outstanding on the date hereof or granted following the date hereof pursuant to Section 6.1(b), the Company has no other equity or equity-based interests authorized, issued and/or outstanding.
      (ii)   Section 5.1(b)(ii) of the Company Disclosure Schedule sets forth a complete and accurate list as of March 3, 2022 of all outstanding Company Equity Awards granted under the Company Equity Plan or otherwise, indicating, with respect to each Company Equity Award then outstanding, the type of award granted, the target number of Shares subject to such Company Equity Award, the plan under which such Company Equity Award was granted, date of grant, vesting schedule, vested status, and in the case of any Company Option, the exercise price, expiration date and whether such Company Option is intended to constitute an “incentive stock option” within the meaning of Section 422 of the Code.
      (iii)   All of the outstanding Shares are duly authorized and validly issued in accordance with the Company’s organizational documents, as applicable, and are, or will be when issued, fully paid and nonassessable. All of the outstanding Shares have not been, or will not be when issued, issued in violation of any applicable securities Laws or preemptive rights, rights of first refusal or other similar rights of any Person. All of the issued and outstanding equity interests in each of the Company’s Subsidiaries are authorized and validly issued in accordance with the respective organizational documents of such Subsidiaries and are fully paid (to the extent required under such Subsidiaries’ organizational documents) and nonassessable and have not been issued in violation of any applicable securities Laws or preemptive rights, rights of first refusal or other similar rights of any Person. As of the date hereof and the Closing Date, the Company owns, directly or indirectly, all of the outstanding equity interests in each of its Subsidiaries free and clear of all Liens other than (A) transfer restrictions imposed by federal and state securities Laws and (B) any transfer restrictions contained in the organizational documents of the Company and its Subsidiaries.
      (iv)   Except as set forth in the organizational documents of the Company and except as otherwise provided in Section 5.1(b)(i), there are no preemptive rights or other outstanding rights, options, warrants, conversion rights, stock appreciation rights, phantom equity interests, redemption rights, repurchase rights, agreements, arrangements, calls, subscription agreements, commitments or rights of any kind that obligate the Company or any of its Subsidiaries to issue or sell any equity interests or any securities or obligations convertible or exchangeable into or exercisable for, giving any Person a right to subscribe for or acquire or measured by reference to, any equity interests in the Company or any of its Subsidiaries, and no securities or obligations evidencing such rights are authorized, issued or outstanding.
      (v)   Neither the Company nor any of its Subsidiaries has any outstanding bonds, debentures, notes or other obligations the holders of which have the right to vote (or convertible into or exercisable for securities having the right to vote) with the holders of equity interests in the Company or any of its Subsidiaries on any matter.
      (vi)   There are no voting trusts, voting proxies or other agreements or understandings to which the Company or any of its Subsidiaries is a party with respect to the voting or registration of the Shares or other equity interest of the Company or any of its Subsidiaries.
      (vii)   Except with respect to the ownership of any equity or long-term debt securities between or among the Company or any of its Subsidiaries, none of the Company or any of its Subsidiaries owns, directly or indirectly, any equity or long-term debt securities of any Person.
(c)   Corporate Authority; Approval and Fairness.
      (i)   The Company has all requisite corporate power and authority and has taken all corporate action necessary to execute, deliver and perform its obligations under this Agreement in accordance with the terms hereof and to consummate the Merger and any other transactions contemplated by this Agreement, subject only to the Requisite Company Stockholder Approvals. Except for the Requisite Company Stockholder Approvals, no other corporate action by the Company (other than, in the case of the Merger, the filing of the Delaware Certificate of Merger and the other documents as required by DGCL) or vote of holders of any class of the capital stock of the Company is necessary to approve and adopt this Agreement and to consummate the Merger and the other transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general equity principles (the “Bankruptcy and Equity Exception”).
      (ii)   The Special Committee has unanimously (A) determined that the terms of this Agreement and the transactions contemplated hereby, including the Merger, are fair to, and in the best interests of, the Company and the Unaffiliated Stockholders, (B) determined that it is in the best interests of the Company and the Unaffiliated Stockholders and declared it advisable to enter into this Agreement and (C) recommended that the Company Board approve and authorize this Agreement and the Merger;
      (iii)   The Company Board (acting on the recommendation of the Special Committee) has by unanimous vote of the Non-Recused Directors (A) determined that the terms of this Agreement and the transactions contemplated hereby, including the Merger, are fair to, and in the best interests of, the Company and its stockholders, that it is in the best interests of the Company and its stockholders and declared it advisable to enter into this Agreement, approved the execution and delivery by the Company of this Agreement, the performance by the Company of its covenants and agreements contained herein and the consummation of the Merger and any other transactions contemplated hereby upon the terms and subject to the conditions contained herein, (B) resolved to recommend that the stockholders of the Company vote to approve this Agreement, in each case on the terms and subject to the conditions set forth in this Agreement (the “Company Recommendation”), which Company Recommendation has not been withdrawn, rescinded or modified in any way as of the date hereof, and (C) directed that this Agreement be submitted to the holders of Shares for their adoption.
(d)   Governmental Filings; No Violations.
      (i)   The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated by this Agreement require no authorization or other action by or in respect of, or filing with, any (A) federal, state, local, municipal, foreign or other government; (B) governmental, quasi-governmental, supranational or regulatory authority (including any governmental division, department, agency, commission, instrumentality, organization, unit or body and any court or other tribunal); (C) self-regulatory organization (including NYSE); or (D) arbitral tribunal (public or private) (each, a “Governmental Authority”) other than (1) the filing of the Delaware Certificate of Merger with the Secretary of State of the State of Delaware, (2) compliance with any applicable requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (the “HSR Act”), (3) compliance with any applicable requirements of any other Antitrust Laws set forth on Section 5.1(d)(i) of the Company Disclosure Schedule, (4) compliance with any applicable requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Securities Act of 1933, as amended (the “Securities Act”) and any other applicable U.S. state or federal securities, takeover or “blue sky” Laws, (5) compliance with any applicable rules of the NYSE and (6) where failure to obtain such authorization or take any such action would not reasonably be expected to (x) have, individually or in the aggregate, a Material Adverse Effect or (y) prevent or materially delay the consummation of the Merger or any of the other transactions contemplated by this Agreement.
      (ii)   The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated by this Agreement do not and will not (A) assuming compliance with the matters referred to in Section 5.1(d)(i), conflict with or result in any violation or breach of any provision of the certificate of incorporation or bylaws of the Company or the similar organizational documents of any of its Subsidiaries, (B) assuming compliance with the matters referred to in Section 5.1(d)(i), conflict with or result in a violation or breach of any applicable Law, (C) assuming compliance with the matters referred to in Section 5.1(d)(i), require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which the Company and any of its Subsidiaries are entitled, under any agreement, lease, license, contract, note, bond, mortgage, indenture, arrangement or other obligation (excluding any Benefits Plan) (each a “Contract”) binding upon the Company or any of its Subsidiaries, or to which any of their respective properties, rights or other assets are subject or (D) result in the creation of a Lien (other than Permitted Liens) on any of the properties or assets (including intangible assets) of the Company or any of its Subsidiaries, except in the case of clauses (B), (C) and (D) above, any such violation, breach, conflict, default, termination, acceleration, cancellation or loss that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(e)   Company Reports; Financial Statements; Internal Controls.
      (i)   The Company has filed or furnished, as applicable, on a timely basis, all forms, statements, certifications, reports and documents required to be filed or furnished by it with the Securities and Exchange Commission (the “SEC”) pursuant to the Exchange Act or the Securities Act since December 31, 2019 (the “Applicable Date”) (the forms, statements, certifications, reports and documents filed or furnished to the SEC since the Applicable Date and those filed or furnished to the SEC subsequent to the date of this Agreement, including any amendments thereto, the “Company Reports”). Each of the Company Reports, at the time of its filing or being furnished (and, if amended, as of the date of such amendment), complied in all material respects or, if not yet filed or furnished, will comply in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act of 2002 and any rules and regulations promulgated thereunder applicable to the Company Reports. As of their respective dates (and, if amended, as of the date of such amendment), the Company Reports did not, and any Company Reports filed with or furnished to the SEC subsequent to the date of this Agreement will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading. As of the date of this Agreement, (i) there are no outstanding or unresolved comments in comment letters with respect to Company Reports received by the Company from the SEC staff and (ii) the Company is in compliance in all material respects with the applicable listing and corporate governance requirements of NYSE.
      (ii)   The Company maintains disclosure controls and procedures (as defined in Rule 13a-15(e) or 15d-15(e), as applicable, under the Exchange Act) as required by Rule 13a-15 or 15d-15 under the Exchange Act. Such disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Company in the reports that it files or furnishes under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules of the SEC. The Company maintains a system of internal control over financial reporting (as defined in Rule 13a-15(f) or 15d-15(f), as applicable, under the Exchange Act) reasonably designed to provide reasonable assurance regarding the reliability of the Company’s financial reporting and the preparation of financial statements for external purposes in accordance with U.S. GAAP, including policies and procedures that (A) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company, (B) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with U.S. GAAP, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management of the Company and the Company Board and (C) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the assets of the Company that could have a material effect on its financial statements. As of the date hereof, the Company has disclosed, based on the most recent evaluation of its chief executive officer and its chief financial officer prior to the date of this Agreement, to the Company’s auditors and the audit committee of the Company Board (A) any significant deficiencies or material weaknesses in the design or operation of its internal controls over financial reporting that are reasonably likely to adversely affect in any material respect the Company’s ability to record, process, summarize and report financial information or (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting. For purposes of this Agreement, the terms “significant deficiency” and “material weakness” have the meanings assigned to such terms in Auditing Standard No. 5 of the Public Company Accounting Oversight Board, as in effect on the date of this Agreement.
      (iii)   There are no off-balance sheet arrangements of any type pursuant to any off-balance sheet arrangement required to be disclosed pursuant to Item 303(a)(4) of Regulation S-K promulgated under the 1933 Act that have not been so described in the Company Reports.
      (iv)   The consolidated financial statements included in or incorporated by reference into the Company Reports (including the related notes and schedules) fairly present, or, in the case of consolidated financial statements included in or incorporated by reference into Company Reports filed after the date of this Agreement, will fairly present, in each case, in all material respects, the consolidated financial position of the Company and its consolidated Subsidiaries as of the respective dates thereof and their consolidated statements of operations, comprehensive income, Company stockholders’ equity and cash flows for the respective periods set forth therein (subject, in the case of unaudited statements, to notes and normal year-end audit adjustments), in each case in conformity with U.S. GAAP (except, in the case of the unaudited statements, subject to normal and recurring year-end adjustments) applied on a consistent basis during the periods involved, except as may be noted therein or in the notes thereto.
(f)   Liabilities.   There are no obligations or liabilities of the Company or any of its Subsidiaries (whether accrued, contingent or otherwise) that would be required by U.S. GAAP to be reflected on a consolidated balance sheet of the Company and its Subsidiaries, other than (i) obligations or liabilities to the extent disclosed, reflected or reserved against in the consolidated balance sheet of the Company for the year ended December 31, 2021 (or any notes thereto); (ii) obligations or liabilities arising in connection with the transactions contemplated by this Agreement; (iii) obligations or liabilities incurred in the ordinary course of business since December 31, 2021; (iv) executory obligations arising from any Contract entered into in the ordinary course of business (none of which results from or was caused by a breach of any such Contract); and (v) obligations or liabilities that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(g)   Absence of Certain Changes.
      (i)   Since December 31, 2021 through the date of this Agreement, (x) the Company and its Subsidiaries have, except (A) in connection with the Company’s sale process, this Agreement and the transactions contemplated hereby or (B) actions taken in good faith to respond to COVID-19 Measures, conducted their businesses in all material respects in the ordinary course of business, and (y) there has not been any action taken by the Company or event that would have required the consent of Parent pursuant to Sections 6.1(b)(ii), 6.1(b)(v), 6.1(b)(x), 6.1(b)(xii) or 6.1(b)(xviii) (to the extent related to any of the foregoing) had such action or event occurred after the date of this Agreement.
      (ii)   Since January 1, 2022, there has not been any change, effect, occurrence, event or development that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(h)   Litigation.   There are no pending or, to the Knowledge of the Company, threatened civil, criminal or administrative actions, suits, claims, charges, complaints, hearings, arbitrations, investigations or proceedings before any Governmental Authority (each, an “Action”) to which the Company or any of its Subsidiaries is a party or any Action by any Governmental Authority against or involving the Company or its Subsidiaries or any of their respective assets or properties, in each case that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or would not reasonably be expected to prevent or materially delay the consummation of the Merger or any of the other transactions contemplated by this Agreement. None of the Company or any Subsidiary is subject to any outstanding judgment, order, writ, injunction, decree or award of any Governmental Authority, except for those that have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or would not reasonably be expected to prevent or materially delay the consummation of the Merger or any of the other transactions contemplated by this Agreement.
(i)   Employee Benefits.
      (i)   Section 5.1(i)(i) of the Company Disclosure Schedule sets forth an accurate and complete list, as of the date of this Agreement, of all material Benefit Plans. For purposes of this Agreement, “Benefit Plans” means all benefit and compensation plans, contracts, policies, agreements or arrangements that are sponsored, maintained, contributed to or required to be contributed to by the Company or any of its Subsidiaries or under or with respect to which the Company or any of its Subsidiaries has any current or contingent liability or obligation and covering current or former employees of the Company or any of its Subsidiaries (the “Employees”), current or former directors of the Company, and current or former consultants of the Company or any of its Subsidiaries who are natural persons (a “service provider”), and including “employee benefit plans” within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), whether or not subject to ERISA, the Company Equity Plan and all other employment, consulting (to the extent related to a natural person), retirement, termination or change in control or transaction agreements, supplemental retirement, profit sharing, deferred compensation, severance, separation pay, stock option, stock purchase, stock appreciation rights, restricted stock unit, stock-based incentive, bonus, commissions, retention, insurance, medical, welfare, fringe or other plans, contracts, policies or arrangements providing for benefits or remuneration of any kind. With respect to each material Benefit Plan listed on Section 5.1(i)(i) of the Company Disclosure Schedule, the Company has provided or made available to Parent, to the extent applicable, true and complete copies of (1) the plan document (or, if such Benefit Plan is not in writing, a written description of the material terms thereof) and all material amendments thereto, (2) any related trust agreements, insurance contracts or other funding arrangements, (3) the most recent audited financial statements and actuarial or other valuation report prepared with respect thereto, if any, (4) the most recent annual reports on Form 5500 required to be filed with the Internal Revenue Service (the “IRS”) with respect thereto, (5) the most recent IRS determination or opinion letter and (6) all non-routine material correspondence with any Governmental Authority within the last three years.
      (ii)   Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, all Benefit Plans, other than “multiemployer plans” within the meaning of Section 3(37) of ERISA (each, a “Multiemployer Plan”), are, and have been established, maintained, funded, operated and administered, in accordance with their terms and in compliance with ERISA, the Code and other applicable Laws. Each Benefit Plan subject to ERISA that is an “employee pension benefit plan” within the meaning of Section 3(2) of ERISA intended to be qualified under Section 401(a) of the Code has received a favorable determination or opinion letter from the IRS or has applied to the IRS for such favorable determination or opinion letter within the applicable remedial amendment period under Section 401(b) of the Code, and, to the Knowledge of the Company, there are no circumstances reasonably expected to adversely affect the qualification of such plan under Section 401(a) of the Code.
      (iii)   Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, there are no pending or, to the Knowledge of the Company, threatened Actions, audits, investigations, claims (other than routine claims for benefits) or proceedings, including by a Governmental Authority, by, on behalf of, against or relating to any Benefit Plan. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, neither the Company nor any of its Subsidiaries has incurred (whether or not assessed), or is reasonably expected to incur or be subject to, any Tax or penalty under Section 4975, 4980B, 4980D, 4980H, 6721 or 6722 of the Code.
      (iv)   No Benefit Plan is, and neither the Company nor any of its Subsidiaries has participated in or contributed to, or been obligated to contribute to, any Multiemployer Plan or, except as set forth on Section 5.1(i)(iv) of the Company Disclosure Schedule, any plan subject to Title IV or Section 302 of ERISA or Section 412 of the Code, in each case, in the last six (6) years, nor does the Company or any of its Subsidiaries otherwise have any current or contingent liability or obligation under or with respect to such plans. No Benefit Plan is a “multiple employer welfare arrangement” (as defined in Section 3(40) of ERISA), a “multiple employer plan” (within the meaning of Section 210 of ERISA or Section 413(c) of the Code) or a plan or arrangement that provides post-employment health, life or other welfare benefits to any Person other than as required under Section 4980B of the Code or applicable Law for which the recipient pays the full cost of coverage.
      (v)   With respect to each Benefit Plan subject to Title IV of ERISA: (i) no reportable event (within the meaning of Section 4043 of ERISA but excluding any such event for which the thirty (30) day notice requirement has been waived under the regulations to Section 4043 of ERISA) has occurred within the last three (3) years, or is expected to occur whether as a result of the transactions contemplated by this Agreement or otherwise; (ii) the minimum funding standard under Section 430 of the Code has been satisfied and no waiver of any minimum funding standard or extension of any amortization periods has been requested or granted; (iii) except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, all contributions required under Section 302 of ERISA and Section 412 of the Code have been timely made; (iv) except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, all amounts due to the Pension Benefit Guaranty Corporation (“PBGC”) pursuant to Section 4007 of ERISA have been timely paid; (v) no such plan has been or is considered to be in “at risk” status under Section 430 of the Code or has been required to apply any of the funding-based limitations under Section 436 of the Code; (vi) there has been no event described in Sections 4062(e) or 4069 of ERISA; (vii) no notice of intent to terminate any such plan has been filed and no amendment to treat any such plan as terminated has been adopted and no proceeding has been commenced by the PBGC to terminate any such plan; and (viii) with respect to each such plan for which there has been a significant reduction in the rate of future benefit accrual as referred to in Section 204(h) of ERISA, the requirements of Section 204(h) of ERISA have been complied with.
      (vi)   Neither the execution of this Agreement, stockholder or other approval of this Agreement nor the consummation of the Merger or any other transactions contemplated hereby will, whether alone or in combination with another event, be reasonably expected to (A) entitle any Employee or other current or former service provider of the Company or any of its Subsidiaries to severance pay or any other payment or benefit or any increase in severance pay upon any termination of employment after the date of this Agreement, (B) accelerate the time of payment or vesting or result in any payment or funding (through a grantor trust or otherwise) of compensation or benefits under, increase the amount payable or result in any other obligation pursuant to any of the Benefit Plans, (C) limit or restrict the right of the Company to amend or terminate any Benefit Plan or (D) result in any payment (whether in cash or property or the vesting of property) that would reasonably be expected to, individually or in combination with any other such payment, constitute an “excess parachute payment” (within the meaning of Section 280G of the Code).
      (vii)   Without limiting the generality of the foregoing, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect: (i) each Benefit Plan maintained on behalf of current or former directors, officers, managers, employees or other service providers who reside or work primarily outside of the United States (each, a “Foreign Plan”) required by any applicable Law to be registered or approved by a Governmental Authority has been so registered or approved and has been maintained in good standing with the applicable Governmental Authority; and (ii) no unfunded or underfunded liabilities exist with respect to any Foreign Plan. No Foreign Plan is a “defined benefit plan” (as defined in ERISA, whether or not subject to ERISA) or similar plan or arrangement.
      (viii)   Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, each Benefit Plan that constitutes in any part a nonqualified deferred compensation plan within the meaning of Section 409A of the Code has been operated and maintained in operational and documentary compliance with Section 409A of the Code and applicable guidance thereunder.
      (ix)   As of the date hereof, there is no contract, agreement, plan or arrangement to which the Company or any of its Subsidiaries is bound to provide a gross-up or otherwise reimburse any Employee or other current or former service provider or other person for excise taxes paid pursuant to Sections 409A or 4999 of the Code.
(j)   Compliance with Laws; Company Permits.
      (i)   Compliance with Laws.   Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (A) since January 1, 2020, the businesses of each of the Company and its Subsidiaries have been, and are being, conducted in compliance with applicable federal, state, local, territorial, provincial, municipal, regional, foreign or supranational laws, acts, statutes, codes, orders, treaties and ordinances, common law, and any rules, rulings, regulations, standards, judgments, orders, writs, injunctions, decrees, awards, arbitration awards and agency requirements of any Governmental Authority (collectively, “Laws”), and (B) the Company has not received any notice or written communication from any Governmental Authority that it is not in compliance with any applicable Law or that it is under investigation by any Governmental Authority for potential non-compliance with any applicable Law, in each case, that has not been cured as of the date of this Agreement.
      (ii)   Permits.   Other than with respect to Company Permits (defined below) issued pursuant to or required under Environmental Laws, and except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Company and its Subsidiaries hold all permits, licenses, certifications, approvals, registrations, identification numbers, consents, authorizations, franchises, variances, exemptions and orders (including all product certifications) issued or granted by any Governmental Authority (the “Company Permits”) necessary for the Company and its Subsidiaries to use, own, and operate their assets and conduct the business of the Company and its Subsidiaries, in each case, in the manner in which such assets are currently owned and operated or the business of the Company and its Subsidiaries is currently conducted. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Company Permits are in full force and effect, and, to the Knowledge of the Company, no suspension, revocation or cancellation thereof has been threatened.
      (iii)   International Trade.   Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, neither the Company nor any of its Subsidiaries, nor any of their respective officers or directors, nor to the Knowledge of the Company, employees, any agent or other third party Representative acting on behalf of the Company or any of its Subsidiaries, is currently, or has in the last five (5) years: (A) been a Sanctioned Person, (B) been engaging in any dealings or transactions with or for the benefit of any Sanctioned Person or in any Sanctioned Country, (C) made or accepted any unlawful payment or given, received, offered, promised, or authorized or agreed to give or receive, any money, advantage or thing of value, directly or indirectly, to or from any employee or official of any Governmental Authority or any other Person in violation of Anti-Corruption Laws, or (D) otherwise been in violation of Sanctions, Ex-Im Laws, or U.S. anti-boycott Laws (collectively, “Trade Controls”) or any Anti-Corruption Laws. To the Knowledge of the Company, none of the items imported by the Company or any of its Subsidiaries are or have been subject to any antidumping or countervailing duty orders imposed by the U.S. Department of Commerce.
      (iv)   Anti-Corruption.   Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, neither the Company nor any of its Subsidiaries have received from any Governmental Authority or any Person any notice, inquiry, or internal or external allegation; made any voluntary or involuntary disclosure to a Governmental Authority; or conducted any internal investigation or audit concerning any actual or potential violation or wrongdoing in each case, related to Trade Controls or Anti-Corruption Laws. The Company and its Subsidiaries have implemented, maintain in effect, and enforce written policies, procedures and internal controls, including an internal accounting controls system, that are reasonably designed to prevent, deter and detect violations of applicable Trade Controls and Anti-Corruption Laws.
(k)   Material Contracts.
      (i)   Except for Contracts (including all amendments and modifications thereto) filed as exhibits to the Company Reports as of the date of this Agreement, any Benefit Plan, or as set forth in Section 5.1(k)(i) of the Company Disclosure Schedule, as of the date of this Agreement, neither the Company nor any of its Subsidiaries is a party to or bound by any Contract (a Contract described by clauses (A) through (M) of this Section 5.1(k)(i), including Contracts and all amendments and modifications thereto filed or required to be filed as exhibits to the Company Reports, being hereinafter referred to as a “Material Contract”):
            (A)   that is a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the Exchange Act);
            (B)   that contains any (x) noncompete or exclusivity provisions to which the Company or any of its Subsidiaries is subject that would, after the Effective Time, materially restrict the ability of Parent or any of its Subsidiaries (other than the Company or any of its Subsidiaries) to compete in any line of business or geographic area, (y) most favored customer pricing or any other similar pricing restrictions in favor of a customer of the Company or any of its Subsidiaries who, in the year ended December 31, 2021, was one of the ten (10) largest sources of revenues for the Company and its Subsidiaries, based on amounts paid or payable (excluding any purchase orders entered into in the ordinary course of business);
            (C)   that provides for a material partnership, joint venture, collaboration or similar material arrangement;
            (D)   that is (x) an indenture, credit agreement, loan agreement, security agreement, guarantee, note, mortgage or other agreement providing for or guaranteeing Indebtedness of any Person in excess of $5 million except for any Contract solely among or between the Company and any of its wholly owned Subsidiaries or (y) hedging, derivative, swaps or other similar Contract;

            (E)   that relates to the acquisition or disposition of any Person, business, assets or real property (whether by merger, sale of stock, sale of assets or otherwise) and includes a minimum purchase, “earnout” or other contingent, deferred or fixed payment obligation of the Company and its Subsidiaries;
            (F)   that is a Real Property Lease for a property with square footage in excess of 100,000 square feet;
            (G)   that is a settlement agreement that (x) requires payment by the Company or any of its Subsidiaries after the date hereof in excess of $1 million or (y) imposes non-monetary obligations or restrictions on the Company or any of its Subsidiaries after the date of this Agreement which obligations or restrictions would apply to Parent or its Affiliates (including the Company and its Subsidiaries) following the Closing;
            (H)   relating to the pending acquisition or disposition of any Person, business, assets or real property (whether by merger, sale of stock, sale of assets or otherwise) having an aggregate purchase price in excess of $25 million;
            (I)   relating to (x) the licensing of Intellectual Property Rights by the Company (whether as licensee or licensor) that is material to the Company and its Subsidiaries, taken as a whole or (y) the development of any material Intellectual Property Rights owned or used by the Company (in each case, excluding (1) non-exclusive licenses for unmodified, commercial off the shelf computer software, (2) non-exclusive licenses entered into in the ordinary course of business, and (3) agreements with employees or independent contractors on the Company’s standard form of agreement);
            (J)   with any customer of the Company or any of its Subsidiaries who, in the year ended December 31, 2021 was one of the ten (10) largest sources of revenues for the Company and its Subsidiaries, based on amounts paid or payable (excluding any purchase orders entered into in the ordinary course of business); or
            (K)   with any vendor of the Company or any of its Subsidiaries who, in the year ended December 31, 2021, was one of the ten (10) largest sources of payment obligations for the Company and its Subsidiaries, based on amounts paid or payable (excluding any purchase orders entered into in the ordinary course of business).
      (ii)   The Company has made available to Parent prior to the date of this Agreement accurate and complete copies of all written Material Contracts required to be identified in Section 5.1(k)(i) of the Company Disclosure Schedule, including all amendments thereto, as in effect as of the date of this Agreement.
      (iii)   As of the date of this Agreement, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, each Material Contract is a valid and binding agreement of the Company or any of its Subsidiaries party thereto, enforceable against the Company or any of its Subsidiaries and, to the Knowledge of the Company, each other party thereto in accordance with its terms, and is in full force and effect, subject in each case to the Bankruptcy and Equity Exception (and subject to the termination or expiration of any such Material Contract after the date of this Agreement in accordance with its terms). Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, neither the Company nor any of its Subsidiaries, and, to the Knowledge of the Company, as of the date of this Agreement, no other party thereto, is (or with or without notice or lapse of time would be) in default or breach under the terms of any such Material Contract and no event has occurred (with respect to defaults or breaches by any other party thereto, to the Knowledge of the Company, as of the date of this Agreement) that (with or without notice or lapse of time) will, or would reasonably be expected to, (A) constitute such a violation or breach, (B) give any Person the right to accelerate the maturity or performance of any Material Contract or (C) give any Person the right to cancel, terminate or modify in a manner adverse to the Company any Material Contract.

(l)   Real Property.
      (i)   Title to Real Property; Liens.
      (A)   Leased Real Property.   Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (1) the Company or its applicable Subsidiary has a valid leasehold interest in all Leased Real Property, free and clear of all Liens, except Permitted Liens; (2) there exists no default or event of default under any of the Real Property Leases (or any event that with notice or lapse of time or both would become a default) on the part of the Company or any of its Subsidiaries (as applicable) or, to the Knowledge of the Company, as of the date of this Agreement, any other party; and (3) the Company or its applicable Subsidiary has not subleased, licensed, or otherwise granted any Person the right to use or occupy any Leased Real Property or any portion thereof;
      (B)   Owned Real Property.   Set forth on Section 5.1(l)(i)(B) of the Company Disclosure Schedule is an accurate and complete list of all real property owned by the Company or any of its Subsidiaries with square footage in excess of 100,000 square feet as of the date of this Agreement (the “Owned Real Property”). Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect:
1.
the Company or its applicable Subsidiary has fee simple, insurable title to all the Owned Real Property, free and clear of all Liens, except Permitted Liens;

2.
the Company or its applicable Subsidiary has not leased or otherwise granted to any Person the right to use or occupy such Owned Real Property or any portion thereof; and

3.
other than the right of Parent pursuant to this Agreement, there are no outstanding options, rights of first offer or rights of first refusal to purchase such Owned Real Property, any portion thereof or any interest therein.

For purposes of the preceding sentence, “insurable title” means such title as a nationally recognized title insurance company would insure subject to its customary standard exclusions and exceptions and other exceptions that would not materially affect the operations of the Company or its applicable Subsidiary as conducted on the Owned Real Property as of the date hereof, so long as the insured complies with all obligations of the insured with respect to such title insurance commitment and the insured pays all title insurance and endorsement premiums and all other costs, fees and expenses of the title insurance company.
(m)   Takeover Statutes.   Assuming the accuracy of the representations and warranties of Parent and Merger Sub made in Section 5.2(f), no “fair price,” “moratorium,” “control share acquisition,” “business combination” or other similar anti-takeover statute or regulation (each, a “Takeover Statute”) or any anti-takeover provision in the Company’s certificate of incorporation or bylaws is applicable to the Company, Parent, Merger Sub, the Shares, this Agreement, the Merger or any other transactions contemplated by this Agreement. There is no stockholder rights plan or “poison pill” antitakeover plan in effect to which the Company or any of its Subsidiaries is subject, party to or otherwise bound. The Company Board has adopted such resolutions and taken all action so that Parent will not be prohibited from entering into or consummating a “business combination” with the Company as an “interested stockholder” (in each case as such term is used in Section 203 of the DGCL) as a result of the execution of this Agreement or the consummation of the transactions in the manner contemplated hereby.
(n)   Environmental Matters.   Each of the Company and its Subsidiaries is, and since January 1, 2020, has been, in compliance with all applicable Environmental Laws, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Each of the Company and its Subsidiaries possesses and maintains, and is, and since January 1, 2020, has been, in compliance with all Company Permits required under Environmental Laws, other than as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received any written claim, notice of violation, citation, directive or other information since January 1, 2020 concerning any actual violation or alleged violation of, or liability under, any Environmental Law except for matters that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. There are no Actions, suits or proceedings pending or, to the Knowledge of the Company, threatened concerning compliance by the

Company or any of its Subsidiaries with, or liability of the Company or any of its Subsidiaries under, any Environmental Law except for matters that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Neither the Company nor any Subsidiary is subject to any order, decree, injunction or other binding agreement with any Governmental Authority concerning liability or obligations under any Environmental Law that would result in liabilities under applicable Environmental Laws, other than as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has treated, stored disposed of, arranged for or permitted the disposal of, transported, handled, manufactured, distributed, sold, exposed any Person to or released any Hazardous Substances, or owned or operated any property or facility which is or has been contaminated by any Hazardous Substances, in each case as would, to the Knowledge of the Company, result in liabilities under Environmental Laws, other than as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has assumed, undertaken, provided an indemnity with respect to or, to the Knowledge of the Company, otherwise become subject to any liability of any other Person relating to Environmental Laws or Hazardous Substances, other than as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(o)   Taxes.   Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect:
      (i)   The Company and each of its Subsidiaries (A) have duly and timely filed (taking into account any valid extension of time within which to file) all Tax Returns required to be filed by any of them, and all such filed Tax Returns are true, correct and complete, (B) have paid all Taxes that are required to be paid (whether or not shown as due on such Tax Returns) and (C) have complied with all applicable Laws relating to the payment, collection, withholding and remittance of Taxes and related information reporting requirements with respect to amounts owing to or from any employee, creditor, customer or other third party.
      (ii)   There are no Tax Liens upon any property or assets of the Company or any of its Subsidiaries except for Permitted Liens.
      (iii)   No deficiency for any amount of Taxes has been proposed or asserted in writing or assessed by any Governmental Authority against the Company or any of its Subsidiaries that remains unpaid or unresolved in whole or in part.
      (iv)   (A) There are not any pending or threatened in writing audits, suits, claims, examinations, investigations, or other proceedings in respect of Taxes or Tax matters and (B) with respect to any tax years open for audit as of the date hereof, neither the Company nor any of its Subsidiaries has granted any waiver of any statute of limitations with respect to, or any extension of a period for the assessment of, any Tax, other than any such waiver or extension that is automatic or automatically granted.
      (v)   Neither the Company nor any Subsidiary (A) has any liability for the payment of any Tax imposed on any other Person (other than the Company or any of its Subsidiaries) under Treasury Regulations Section 1.1502-6 or any analogous or similar provision of state, local or foreign Tax Law; (B) has transferee or successor liability for Taxes of any other Person (other than the Company or any of its Subsidiaries) by operation of applicable Law; or (C) is a party to any Tax sharing, allocation or indemnification agreement other than any (1) agreement or arrangement solely among the Company and its Subsidiaries, or (2) customary gross-up and indemnification provisions in credit agreements, derivatives, leases, supply agreements or other commercial agreements entered into in the ordinary course of business (or purchase agreements) and not primarily related to Taxes.
      (vi)   In the last two years, neither the Company nor any Subsidiary has been either a “distributing corporation” or a “controlled corporation” in a transaction purported or intended to qualify for tax-free treatment under Section 355(a) of the Code (or any similar provision of state, local or foreign Law).
      (vii)   Neither the Company nor any Subsidiary has “participated” in a “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b)(2) (or any similar provision of state, local or foreign Law).

      (viii)   No written claim has been made within the past three years by a taxing authority in a jurisdiction where the Company or any of its Subsidiaries does not file Tax Returns that the Company or any of its Subsidiaries is or may become subject to taxation, or required to file any Tax Return in, that jurisdiction.
      (ix)   There are no adjustments under Section 481 of the Code (or any analogous or similar provision of state, local or foreign Tax Law) that are required to be taken into account by the Company or any of its Subsidiaries in any period ending after the Closing Date by reason of a change in method of accounting in any taxable period ending on or before the Closing Date.
(p)   Labor Matters.
      (i)   Section 5.1(p) of the Company Disclosure Schedule sets forth an accurate and complete list of each collective bargaining agreement or other Contract with any labor union, labor organization or works council that the Company or any of its Subsidiaries is party or subject to (each, a “Labor Agreement”). To the Knowledge of the Company, since January 1, 2020 through the date of this Agreement, there have been no labor union or works council organizing activities with respect to employees of the Company or any of its Subsidiaries. Since January 1, 2020 through the date of this Agreement, there have been no threatened unfair labor practice charges, material labor grievances, material labor arbitrations, strikes, slowdowns, work stoppages, picketing, handbilling, lockouts or other material labor disputes pending or, to the Knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries. With respect to the transactions contemplated by this Agreement, the Company and its Subsidiaries have satisfied in all material respects any notice, consultation or bargaining obligations owed to their employees or their employees’ representatives under applicable Law, Labor Agreement or other Contract.
      (ii)   Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Company and its Subsidiaries are, and since January 1, 2020, have been, in compliance with all applicable Laws respecting labor, employment, and fair employment practices (including equal employment opportunity Laws), including all Laws respecting terms and conditions of employment, workers’ compensation, occupational safety and health, wages and hours (including the classification of independent contractors and exempt and non-exempt employees), immigration (including the completion of Forms I-9 for all employees and the proper confirmation of employee visas), employee harassment, discrimination or retaliation, whistleblowing, disability rights or benefits, equal opportunity, plant closures and layoffs (including the Worker Adjustment and Retraining Notification Act of 1988, as amended, or any similar Laws (“WARN Act”)), employee trainings and notices, workers’ compensation, labor relations, employee leave issues, COVID-19, affirmative action, shifts organization, and overtime.
      (iii)   Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company and its Subsidiaries have reasonably investigated all sexual harassment, or other discrimination or retaliation allegations relating to any employee of the Company or any of its Subsidiaries at a level of Vice President or above of which the Company has Knowledge and, with respect to each such allegation with potential merit, the Company and its Subsidiaries have taken corrective action that is reasonably calculated to prevent further improper action.
(q)   Intellectual Property.   Except as has not been, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect:
      (i)   To the Knowledge of the Company, all items of material Registered Intellectual Property are owned by the Company or a Subsidiary thereof, as applicable, free and clear of all Liens other than Permitted Liens, and to the extent issued or registered, all such Registered Intellectual Property is subsisting and, to the Knowledge of the Company, valid and enforceable. To the Knowledge of the Company, the Company and its Subsidiaries have taken commercially reasonable steps to protect and preserve the rights of the Company and its Subsidiaries in its and their confidential information and trade secrets that they reasonably wish to protect and preserve.
   (ii)   To the Knowledge of the Company, the Company and its Subsidiaries have not since January 1, 2020 (A) infringed, misappropriated or otherwise violated, and does not currently infringe, misappropriate or otherwise violate, the Intellectual Property Rights of any third party and (B) received any written notices of any infringement or misappropriation with, any Intellectual Property Rights from any third party. No

Action is, or since January 1, 2020, has been pending or threatened in writing that challenges the legality, validity, enforceability, use or ownership of any Intellectual Property Rights owned by the Company or any of its Subsidiaries. Since January 1, 2020, to the Knowledge of the Company, no Person has infringed, misappropriated or otherwise violated or currently infringes, misappropriates or otherwise violates any Intellectual Property Rights owned by the Company or any of its Subsidiaries.
      (iii)   Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Company and its Subsidiaries are in compliance with such Company policies and all applicable Laws relating to data privacy and data security. To the Knowledge of the Company, since January 1, 2020, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, there has been no unauthorized access to, or any unauthorized use, disclosure, losses or theft of, or security breaches relating to, Protected Information received, or transmitted, by, or in the possession, custody or control of any the Company or its commercial clients.
(r)   Insurance.   Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, all fire and casualty, general liability, business interruption, product liability, sprinkler and water damage, workers’ compensation and employer liability, directors, officers and fiduciaries policies and other liability insurance policies (“Insurance Policies”) maintained by the Company or any of its Subsidiaries are in full force and effect and all premiums due with respect to all Insurance Policies have been paid, and neither the Company nor any Subsidiary has taken any action or failed to take any action that, with notice or lapse of time or both, would constitute a breach or default, or permit a termination of any of the Insurance Policies, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(s)   Fairness Opinion.   The Special Committee has received the opinion of its outside financial advisor, Centerview Partners LLC, substantially to the effect that, as of the date of such opinion and subject to the assumptions, limitations, qualifications and other matters considered in the preparation thereof, the Merger Consideration to be received by the Unaffiliated Stockholders in the Merger pursuant to this Agreement is fair, from a financial point of view, to such holders, and as of the date of this Agreement, the foregoing opinion has not been withdrawn, revoked or modified in any respect.
(t)   Information Supplied.   None of the information supplied or to be supplied by the Company for inclusion or incorporation by reference in a Proxy Statement (as defined herein) or the Schedule 13e-3 (as defined herein) and any amendment or supplement thereto will, at the date of mailing to stockholders and at the time of the Company Stockholders Meeting (as defined herein) contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which such statement was made, not misleading.
(u)   Brokers and Finders.   Except for the Company’s obligations to Centerview Partners LLC, no broker, investment banker, financial advisor or other Person is entitled to any brokerage, finders’, financial advisory or similar fee in connection with the transactions contemplated by this Agreement, including the Merger, based upon arrangements made by or on behalf of the Company or any Subsidiary of the Company.
(v)   Affiliate Transactions.   To the Knowledge of the Company, since December 31, 2020, there have been no transactions, or series of related transactions, agreements, arrangements or understandings in effect, nor are there any currently proposed transactions, or series of related transactions, agreements, arrangements or understandings, that would be required to be disclosed under Item 404(a) of Regulation S-K that have not been otherwise disclosed in the Company Reports filed prior to the date hereof, in each case, other than any such transactions, or series of related transactions, agreements, arrangements or understandings with the Affiliated Stockholders or their respective Affiliates.
(w)   Existing Credit Documents.   (i) As of the date of this Agreement, no “Default” or “Event of Default” (as such terms are defined in each of the Existing Credit Documents) has occurred and is continuing under any of the Existing Credit Documents; and (ii) as of immediately prior to the Closing, there shall be no “Default” or “Event of Default” (as such terms are defined in each of the Existing Credit Documents) that has occurred and is continuing under any of the Existing Credit Documents.

(x)   No Other Representations or Warranties.   Except for the representations and warranties contained in Section 5.2 or in any closing certificate delivered pursuant to Section 7.3(c) and the representations of the Guarantor under the Guarantee and the representations of CD&R Funds under the Support Agreement, the Company agrees and acknowledges that neither Parent nor any Person on behalf of Parent makes any other express or implied representation or warranty with respect to Parent or any of its Subsidiaries or with respect to any other information provided or made available to the Company in connection with this Agreement or the Merger, including information conveyed at management presentations, in virtual data rooms or in due diligence sessions and, without limiting the foregoing, including any estimates, projections, predictions or other forward-looking information, and Parent shall not have any liability to the Company resulting from the Company’s reliance on any such information.
5.2.   Representations and Warranties of Parent and Merger Sub.   Except as set forth in the disclosure schedule delivered to the Company by Parent immediately prior to the execution of this Agreement (the “Parent Disclosure Schedule”) (it being agreed that disclosure of any item in any section or subsection of the Parent Disclosure Schedule shall be deemed disclosure with respect to any other section or subsection to the extent (and only to the extent) that the relevance of such item is reasonably apparent on the face of such disclosure), Parent and Merger Sub each hereby represent and warrant to the Company that:
(a)   Organization, Good Standing and Qualification.   (i) Parent is a limited liability company duly incorporated and in good standing under the Laws of the State of Delaware, (ii) Merger Sub is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware, (iii) each of Parent and Merger Sub has all requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted and (iv) each of Parent and Merger Sub is qualified to do business and is in good standing in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business require such qualification, in the case of each of clauses (iii) and (iv), except as does not and would not reasonably be expected, individually or in the aggregate, to prevent, materially delay or materially impair the ability of Parent or Merger Sub, as applicable, to consummate the Merger or any other transactions contemplated by this Agreement by the Outside Date.
(b)   Corporate Authority.   No vote of holders of capital stock of Parent is necessary to approve this Agreement or the Merger or any other transactions contemplated by this Agreement. Each of Parent and Merger Sub has all requisite corporate power and authority and has taken all corporate action necessary to execute, deliver and perform its obligations under this Agreement and to consummate the Merger and any other transactions contemplated by this Agreement, subject only to the adoption of this Agreement by the sole stockholder of Merger Sub, which such approval shall occur immediately following the execution of this Agreement. This Agreement has been duly executed and delivered by each of Parent and Merger Sub and constitutes a valid and binding agreement of Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with its terms, subject to the Bankruptcy and Equity Exception.
(c)   Governmental Filings; No Violations.
      (i)   The execution, delivery and performance by Parent and Merger Sub of this Agreement and the consummation by Parent and Merger Sub of the transactions contemplated by this Agreement require no authorization or other action by or in respect of, or filing with, any Governmental Authority other than (A) the filing of the Delaware Certificate of Merger with the Secretary of State of the State of Delaware, (B) compliance with any applicable requirements of the HSR Act, (C) compliance with any applicable requirements of any other Antitrust Laws set forth on Section 5.1(d)(i) of the Company Disclosure Schedule, (D) compliance with any applicable requirements of the Exchange Act, the Securities Act and any other applicable U.S. state or federal securities, takeover or “blue sky” Laws, (E) compliance with any applicable stock exchange rules, and (F) where the failure to take such actions or obtain such authorization would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impair the ability of Parent or Merger Sub to consummate the Merger and any other transactions contemplated by this Agreement.
      (ii)   The execution, delivery and performance by Parent and Merger Sub of this Agreement and the consummation by Parent and Merger Sub of the transactions contemplated in this Agreement do not and will not (A) assuming compliance with the matters referred to in Section 5.2(c)(i), conflict with or result in any violation or breach of any provision of the organizational documents of Parent, Merger Sub or any of their respective Subsidiaries, (B) assuming compliance with the matters referred to in Section 5.2(c)(i), conflict with or result in a violation or breach of any applicable Law, (C) assuming compliance with the matters referred to in Section 5.2(c)(i), require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, acceleration of any right or obligation or the loss of any benefit to which the Parent, Merger Sub or any of their respective Subsidiaries are entitled, under any Contract binding upon Parent, Merger Sub or any of their respective Subsidiaries, or to which any of their respective properties, rights or other assets are subject, or any Company Permit necessary to conduct the business of Parent, Merger Sub or any of their Subsidiaries as currently conducted, or (D) result in the creation of a Lien (other than Permitted Liens) on any of the properties or assets (including intangible assets) of Parent, Merger Sub or any of their Subsidiaries, except in the case of clauses (B), (C) and (D) above, any such violation, breach or conflict that would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impair the ability of Parent or Merger Sub to consummate the Merger and any other transactions contemplated by this Agreement.
(d)   Litigation.   As of the date of this Agreement, there are no pending or, to the Knowledge of Parent, threatened Actions against Parent or Merger Sub that seek to enjoin, or would reasonably be expected to have the effect of preventing, making illegal, or otherwise interfering with, any of the transactions contemplated by this Agreement, except as would not, individually or in the aggregate, reasonably be expected to prevent or materially delay the ability of Parent and Merger Sub to consummate the Merger and any other transactions contemplated by this Agreement.
(e)   Guarantee and Support Agreement.   Concurrently with the execution of this Agreement, the Guarantor has delivered to the Company a true, complete and correct copy of its duly executed Guarantee and the Sponsor and the CD&R Funds have delivered to the Company a true, complete and correct copy of their duly executed Support Agreement. The Guarantee and the Support Agreement are in full force and effect, have not been amended or modified and constitute a legal, valid and binding obligation of the Guarantor, the Sponsor and the CD&R Funds, respectively, enforceable against them in accordance with their terms, subject to the Bankruptcy and Equity Exception. No event has occurred that, with notice or lapse of time or both, would, or would reasonably be expected to, constitute a default on the part of the Guarantor, the Sponsor or the CD&R Funds pursuant to the Guarantee or the Support Agreement, as applicable.
(f)   Financing.
      (i)   Equity Commitment Letter.   Parent has delivered to the Company a true, correct and complete copy of a fully executed equity commitment letter of even date herewith (together with all exhibits, annexes, schedules and term sheets attached thereto and as amended, modified, supplemented, replaced or extended from time to time after the date hereof, the “Equity Commitment Letter”) from the Guarantor pursuant to which the Guarantor has agreed to make an equity investment in Parent, subject to the terms and conditions therein, in cash in the aggregate amount set forth therein (the “Equity Financing”). The Equity Commitment Letter provides that the Company is an express third-party beneficiary of, and is entitled to specific performance of the Guarantor’s obligation to fund the Equity Financing in accordance with and subject to the terms of the Equity Commitment Letter and, subject in all respects to Section 9.5(c) and the last sentence of Section 9.3, none of Parent, Merger Sub or the Guarantor will oppose the granting of an injunction, specific performance or other equitable relief on the basis that there is adequate remedy at law in connection with the exercise of such third-party beneficiary rights.
      (ii)   Debt Commitment Letters.   Parent has delivered to the Company true, correct and complete copies of (i) fully executed debt commitment letters of even date herewith (together with all exhibits, annexes, schedules and term sheets attached thereto and with the Redacted Fee Letters, in each case as amended, modified, supplemented, replaced or extended from time to time after the date hereof, collectively, the “Debt Commitment Letters” and, together with the Equity Commitment Letter, the “Financing Letters”) from the financial institutions party thereto (the “Committed Lenders” ), pursuant to which such financial institutions have agreed, subject to the terms and conditions thereof, to provide debt financing in the amounts set forth therein (being collectively referred to as the “Debt Financing” and, together with the Equity Financing, collectively referred to as the “Financing”) and (ii) the Redacted Fee Letters.

      (iii)   Validity.   As of the date hereof, the Financing Letters are in full force and effect and constitute the valid, binding and enforceable obligation of Topco, Parent, Merger Sub and the Guarantor, as applicable, and, to the Knowledge of Parent, the other parties thereto, enforceable in accordance with their terms (subject to the Bankruptcy and Equity Exception). As of the date hereof, there are no conditions precedent or other contingencies related to the funding of the full amount of the Financing contemplated by the Financing Letters, other than the conditions precedent set forth in the Financing Letters (such conditions precedent, the “Financing Conditions”). As of the date hereof and assuming the satisfaction of the conditions set forth in Section 7.1 and Section 7.2, Parent has no reason to believe that (i) any of the Financing Conditions will not be satisfied on or prior to the Closing Date or (ii) the Financing contemplated by the Financing Letters will not be available to Parent on the Closing Date. As of the date hereof, Topco, Parent, Merger Sub and the Guarantor, as applicable, are not in default or breach under the terms and conditions of the Financing Letters and no event has occurred that, with or without notice, lapse of time or both, would or would reasonably be expected to constitute a default or breach or a failure to satisfy a Financing Condition, in each case on the part of Topco, Parent, Merger Sub or the Guarantor, as applicable. Parent, or an Affiliate thereof on its behalf, has fully paid any and all commitment or other fees and amounts required by the Financing Letters to be paid on or prior to the date hereof and will pay in full as and when due any such amounts due on or before the Closing Date.
      (iv)   No Amendments.   As of the date hereof, (A) the Financing Letters have not been amended or modified in any manner, and (B) the respective commitments contained therein have not been terminated, reduced, withdrawn or rescinded in any respect by Topco, Parent, Merger Sub or the Guarantor, as applicable, or, to the Knowledge of Parent, any other party thereto, and no such termination, reduction, withdrawal or rescission is contemplated by Topco, Parent, Merger Sub or the Guarantor, as applicable, or, to the Knowledge of Parent, any other party thereto.
      (v)   No Other Arrangements.   As of the date hereof, there are no side letters, understandings or other agreements, contracts or arrangements of any kind relating to the Financing Letters or the Financing to which Parent or any of its Affiliates is a party that would reasonably be expected to adversely affect the conditionality, availability or amount of the Financing contemplated by the Financing Letters.
      (vi)   Sufficiency of Financing.   The Financing, when funded in accordance with the Financing Letters and after giving effect to any “flex” provisions in or related to the Debt Commitment Letters (including with respect to fees and original issue discount), will provide Parent and Merger Sub with available funds sufficient for the satisfaction of Parent’s and Merger Sub’s payment obligations under this Agreement and the Financing Letters on the Closing Date, including for the payment of the Merger Consideration and any fees and expenses of or payable by Topco, Parent, Merger Sub or Guarantor (such amounts, collectively, the “Required Amounts”). For the avoidance of doubt, no amount of consideration that is contemplated to be or actually is paid by Parent to CD&R Fund VIII in connection with the Fund VIII Sale shall be considered “Required Amounts” for any purpose.
      (vii)   No Conditionality.   Notwithstanding anything in this Agreement to the contrary, but without expanding or amending the limitations on remedies in Sections 8.2, 9.5(b) and 9.5(c), in no event shall the receipt or availability of any funds or financing (including, for the avoidance of doubt, the Financing) by or to Parent or any Affiliate thereof be a condition to any of the obligations of Parent or Merger Sub under this Agreement.
(g)   Ownership of Merger Sub; No Prior Activities.   The authorized capital stock of Merger Sub consists solely of 100 shares of common stock, par value $0.01 per share, all of which are validly issued and outstanding. All of the issued and outstanding capital stock of Merger Sub is, and at the Effective Time will be, owned by Parent or a direct or indirect wholly owned Subsidiary of Parent, and there are (i) no other shares of capital stock or voting securities of Merger Sub, (ii) no securities of Merger Sub convertible into or exchangeable for shares of capital stock or voting securities of Merger Sub and (iii) no options or other rights to acquire from Merger Sub, and no obligations of Merger Sub to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of Merger Sub. Merger Sub has not conducted any business prior to the date of this Agreement and has no, and prior to the Effective Time will have no, business activities, assets, liabilities or obligations of any nature other than those incident to its formation or pursuant to this Agreement and the Merger and any other transactions contemplated by this Agreement.

(h)   Solvency.   Parent is not entering into this Agreement with the actual intent to hinder, delay or defraud either present or future creditors of itself or any of its Affiliates. Immediately after giving effect to the consummation of the transactions contemplated by this Agreement (including the Financing), and assuming the accuracy of the representations and warranties set forth in Section 5.1 in a manner that would satisfy the condition set forth in Section 7.2(a), Parent and each of its Subsidiaries will be Solvent.
(i)   Brokers and Finders.   Except for any Person whose fees and expenses will be paid by Parent, neither Parent nor Merger Sub has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finder’s fees for which the Company would be responsible in connection with the Merger or any other transactions contemplated by this Agreement.
(j)   Information Supplied.   None of the information supplied or to be supplied by Parent or Merger Sub for inclusion or incorporation by reference in a Proxy Statement or the Schedule 13e-3 and any amendment or supplement thereto will, at the date of mailing to stockholders and at the time of the Company Stockholders Meeting contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which such statement was made, not misleading.
(k)   Ownership of Shares.   As of the date hereof, the CD&R Funds collectively own 61,930,692 Shares and the Sponsor owns 212,723 Shares and there are no Shares beneficially owned, directly or indirectly, by any other Affiliated Stockholder. As of the Closing Date, the CD&R Funds collectively will own no fewer than 61,930,692 Shares and the Sponsor will own no fewer than 212,723 Shares.
(l)   Guarantor.   Guarantor is not a resident for Tax purposes in any jurisdiction outside of the Cayman Islands, the United States, any State thereof and the District of Columbia.
(m)   No Other Representations or Warranties.   Except for the representations and warranties contained in Section 5.1 or in any closing certificate delivered pursuant to Section 7.2(c), Parent and Merger Sub agree and acknowledge that neither the Company nor any Person on behalf of the Company makes any other express or implied representation or warranty with respect to the Company or any of its Subsidiaries or with respect to any other information provided or made available to Parent or Merger Sub in connection with this Agreement or the Merger, including information conveyed at management presentations, in virtual data rooms or in due diligence sessions and, without limiting the foregoing, including any estimates, projections, predictions or other forward-looking information, and the Company shall not have any liability to Parent or Merger Sub resulting from Parent’s or Merger Sub’s reliance on any such information. Each of Parent and Merger Sub specifically disclaims that it is relying on or has relied on any representations or warranties, other than those representations and warranties contained in Section 5.1, that may have been made by any Person, and acknowledges and agrees that the Company and its Affiliates have specifically disclaimed and do hereby specifically disclaim any such other representations and warranties.
ARTICLE VI
Covenants
6.1.   Interim Operations.
(a)   Except (i) as expressly contemplated, required or permitted by this Agreement, (ii) as required by applicable Law, (iii) as approved in writing by Parent (such approval not to be unreasonably withheld, delayed or conditioned), (iv) as set forth on Section 6.1 of the Company Disclosure Schedule, or (v) for any necessary or advisable actions taken in good faith to respond to the actual or reasonably anticipated effects of COVID-19 or to comply with COVID-19 Measures (provided, that, with respect to actions taken or omitted to be taken in reliance on this clause (v), to the extent permitted under applicable Law and practicable under the circumstances, the Company shall provide prior notice to and consult in good faith with Parent prior to taking such action), from the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Effective Time, the Company will, and will cause its Subsidiaries to, use its and their commercially reasonable efforts to (A) conduct their businesses in the ordinary course of business and (B) preserve intact their business organizations and relationships with customers, suppliers, distributors and other Persons with which it has material business dealings; provided that no action by the Company or its Subsidiaries with respect to matters specifically addressed by any provision of Section 6.1(b) shall be deemed a breach of this sentence unless such action would constitute a breach of such provision of Section 6.1(b).
(b)   Except (u) as expressly contemplated, required or permitted by this Agreement, (v) as required by applicable Law, (w) as approved in writing by Parent (such approval not to be unreasonably withheld, delayed or conditioned), (x) as set forth on Section 6.1 of the Company Disclosure Schedule, or (y) for any necessary or advisable actions taken in good faith to respond to the actual or reasonably anticipated effects of COVID-19 or to comply with COVID-19 Measures (provided, that, with respect to actions taken or omitted to be taken in reliance on this clause (y), to the extent permitted under applicable Law and practicable under the circumstances, the Company shall provide prior notice to and consult in good faith with Parent prior to taking such action), from the date of this Agreement until earlier to occur of the termination of this Agreement pursuant to Article VIII and the Effective Time, the Company will not, and will cause its Subsidiaries not to:
      (i)   (x) adopt any change in the certificate of incorporation or bylaws of the Company or (y) adopt any change in the comparable organizational document of any of the Company’s Subsidiaries;
      (ii)   merge or consolidate the Company or any of its Subsidiaries with any other Person, or restructure, reorganize, recapitalize or completely or partially liquidate or dissolve or otherwise enter into any agreement or arrangement imposing restrictions on the assets, operations or business of the Company or any of its Subsidiaries;
      (iii)   issue, sell, pledge, dispose of or encumber, or authorize the issuance, sale, pledge, disposition or encumbrance of, any shares of capital stock of the Company or any of its Subsidiaries, or securities convertible or exchangeable into or exercisable for any shares of such capital stock, or any options, warrants, restricted shares, restricted share units, performance share units, stock appreciation rights, phantom stock or other rights of any kind to acquire any shares of such capital stock or such convertible or exchangeable securities, in each case, other than (A) any such transaction among the Company and its Subsidiaries or among the Company’s wholly owned Subsidiaries, (B) any issuance of Shares pursuant to exercise or settlement of Company Equity Awards outstanding as of the date of this Agreement in accordance with their terms, or (C) incurrence of any Permitted Liens;
      (iv)   make any loans, advances or capital contributions to or investments in any Person (other than (A) to the Company or any of its wholly owned Subsidiaries and (B) operating leases and extensions of credit terms to customers in each case in the ordinary course of business consistent with past practice);
      (v)   declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise with respect to any of its capital stock, except for dividends or other distributions paid by any wholly owned Subsidiary of the Company to the Company or to any other wholly owned Subsidiary of the Company;
      (vi)   reclassify, split, combine, subdivide or redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock or securities convertible or exchangeable into or exercisable for any shares of its capital stock (except for (A) any such transaction by a wholly owned Subsidiary of the Company, (B) acquisitions of Shares in satisfaction of withholding obligations in respect of Company Equity Awards to the extent required by such Company Equity Awards, or (C) payment of the exercise price in respect of Company Options, in the case of clauses (B) and (C), outstanding as of the date of this Agreement pursuant to its terms or granted thereafter not in violation of this Agreement);
      (vii)   create, incur, assume or guarantee any Indebtedness for borrowed money or issue any debt securities or guarantees of the same or any other Indebtedness, except for (A) borrowings in the ordinary course of business under the Company’s existing revolving credit facilities (including under both the Cash Flow Credit Agreement and ABL Credit Agreement); provided that any such incurrence does not and is not reasonably expected to cause the Payment Condition (as defined in the ABL Credit Agreement) to fail to be satisfied on, or as of, the Closing Date, (B) guarantees or credit support provided by the Company or any of its Subsidiaries of the obligations of the Company or any of its Subsidiaries in the ordinary course of business to the extent such Indebtedness is in existence on the date of this Agreement or incurred in compliance with clause (A) of this Section 6.1(b)(vii), and (C) any Indebtedness solely among the Company and its wholly-owned Subsidiaries or among the Company’s wholly-owned Subsidiaries;

      (viii)   other than in accordance with the Company’s capital expenditure budget made available to Parent, incur or commit to any capital expenditure or expenditures, except capital expenditures of less than $5 million individually or $10 million in the aggregate or capital expenditures as required on an emergency basis or for the safety of individuals or the environment;
      (ix)   other than in the ordinary course of business consistent with past practice, (A) enter into any Contract that would have been a Material Contract had it been entered into prior to the date of this Agreement; provided, that no Contract of the type described in Section 5.1(k)(i)(B)(x) or (C) shall be entered into without the prior written consent of Parent, or (B) amend, modify or waive in any material respect or terminate any Material Contract in a manner adverse to the Company (other than expirations of any such Contract in accordance with its terms);
      (x)   make any material changes with respect to financial accounting policies or procedures, except as required by Law, proposed Law or by U.S. GAAP or official interpretations with respect thereto or by any Governmental Authority or quasi-Governmental Authority (including the Financial Accounting Standards Board or any similar organization);
      (xi)   settle any Action for an amount in excess of $1 million individually or $5 million in the aggregate other than (A) any settlement or compromise where the amount paid or to be paid by the Company or any of its Subsidiaries is fully covered by insurance coverage or retention amounts maintained by the Company or any of its Subsidiaries and (B) settlements or compromises of any Action for an amount not materially in excess of the amount, if any, reflected or specifically reserved in the balance sheet (or the notes thereto) of the Company included in the Company Reports (with materiality measured relative to the amount so reflected or reserved, if any); provided that, in the case of each of the foregoing clauses (A) and (B), the settlement or compromise of such Action does not (x) impose any non-de minimis restriction on the business or operations of the Company or any of its Subsidiaries (or Parent or any of its Subsidiaries after the Closing) and (y) include any non-de minimis non-monetary or injunctive relief, or the admission of wrongdoing, by the Company or any of its Subsidiaries or any of their respective officers or directors;
      (xii)   sell, lease, license, encumber (other than Permitted Liens), abandon, permit to lapse, or otherwise dispose of any material assets or property (including any material Intellectual Property Rights) except (A) pursuant to existing contracts or commitments (or refinancings thereof), (B) as may be required by a Governmental Authority to permit or facilitate the consummation of the Merger or any of the other transactions contemplated in this Agreement solely to the extent required pursuant to Section 6.5, (C) transactions among the Company and its wholly owned Subsidiaries or among the Company’s wholly owned Subsidiaries, or (D) in the ordinary course of business and in no event in an amount exceeding $1 million individually or $5 million in the aggregate;
      (xiii)   except for such actions required by the terms of Benefit Plans as in effect on the date hereof: (A) increase the compensation or other benefits payable or provided to the Company’s Employees or other service providers; (B) increase or accelerate or commit to accelerate the funding, payment or vesting of compensation or benefits provided under any Benefit Plan, (C) grant or announce any cash- or equity or equity-based incentive awards, bonus, change of control, severance or retention award to any Employee or other service provider of the Company or its subsidiaries; (D) establish, adopt, enter into terminate or amend any Labor Agreement or material Benefit Plan (or any plan, program, agreement or arrangement that would be a Benefit Plan if in effect on the date hereof); (E) recognize or certify any labor union, labor organization, works council, or group of employees as the bargaining representative of any employees of the Company or its Subsidiaries or (F) hire or terminate the employment of any employee of the Company whose annualized base compensation exceed $300,000;
      (xiv)   acquire any business, assets or capital stock of any Person or division thereof, whether in whole or in part (and whether by purchase of stock, purchase of assets, merger, consolidation or otherwise), other than the acquisition of assets from vendors or suppliers of the Company or any of its Subsidiaries in the ordinary course of business;
      (xv)   cancel, modify, amend or waive or terminate any of the Existing Credit Documents, except for modifications or amendments to any of the Existing Credit Documents that would not (A) impair the ability of Parent to obtain the Debt Financing or any high-yield bonds being issued in lieu of all or a portion of the Debt Financing on the Closing Date, (B) reduce the ability of the Company and its Subsidiaries to incur secured debt for borrowed money in the form of the Debt Financing or any high-yield bonds being issued in lieu of all or a portion of the Debt Financing on the Closing Date in any material respect, (C) reduce the ability of the Company and its Subsidiaries to make Restricted Payments (as defined in the applicable Existing Credit Document) on the Closing Date in any material respect, (D) impair the ability of the Merger to be consummated in compliance with any “merger” or “fundamental changes” covenant in the Existing Credit Documents or (E) amend or modify the stated final maturity date of any indebtedness for borrowed money thereunder to be sooner than such maturity date as in effect as of the date hereof, amend or modify the interest rate or undrawn commitment fees payable by the Company or its Subsidiaries under any such agreement in a manner materially adverse to the Company and its Subsidiaries or amend or modify any such agreement to reduce the amount of the total lending commitments thereunder;
      (xvi)   implement or announce any permanent plant closings or permanent facility shutdown that would implicate the WARN Act;
      (xvii)   other than in the ordinary course of business or consistent with past practice (A) change or revoke any material Tax election; (B) change any annual Tax accounting period or material method of Tax accounting, (C) file any material amended Tax Return, (D) settle or compromise any material claim related to Taxes for an amount materially in excess of amounts reserved, (E) enter into any material closing agreement or (F) surrender any right to claim a material Tax refund, offset or other reduction in liability for an amount materially in excess of amounts reserved (it being agreed and understood that, notwithstanding any other provision, neither Section 6.1(b)(xi) nor Section 6.1(b)(xviii) (insofar as it relates to Section 6.1(b)(xi)) shall apply to Tax compliance matters); or
      (xviii)   agree, authorize or commit to do any of the foregoing.
(c)   Nothing contained in this Agreement is intended to give Parent or Merger Sub or any of their Affiliates, directly or indirectly, the right to control or direct the operations of the Company and its Subsidiaries prior to the Effective Time. Prior to the Effective Time, the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries’ respective operations.
(d)   Subject to the terms of this Agreement, including Section 6.5 and Section 6.13, from the date of this Agreement until the Effective Time, none of Parent, Merger Sub or their respective Subsidiaries shall (i) knowingly take any action that would prevent, materially delay or materially impede the consummation of the Equity Financing or the Debt Financing; (ii) acquire or agree to acquire by merging or consolidating with, or by purchasing a material portion of the assets of or equity in, any Person (a “Specified Acquisition”), if the entering into of a definitive agreement relating to or the consummation of such a Specified Acquisition, as applicable, would reasonably be expected to (A) prevent, materially delay or materially impair the obtaining of, or adversely affect in any material respect the ability of Parent or its Affiliates to procure, any authorizations, consents, orders, declarations or approvals of any Governmental Authority or the expiration or termination of any applicable waiting period necessary to consummate the transactions contemplated by this Agreement, including the Merger, or (B) materially increase the risk of any Governmental Authority entering an order, ruling, judgment or injunction prohibiting the consummation of the transactions contemplated by this Agreement, including the Merger; or (iii) take any action that would reasonably be expected to prevent, materially impair or materially delay the consummation of the Merger or the satisfaction of any of the closing conditions thereto.
6.2.   Acquisition Proposals; Change of Recommendation.
(a)   No Solicitation or Negotiation.   Subject to the terms of this Section 6.2, the Company agrees that from the date hereof until the earlier of the termination of this Agreement pursuant to Article VIII and the Effective Time, the Company will, and will cause its Subsidiaries and its and their respective employees, officers and directors to, and will instruct and use its reasonable best efforts to cause each of its and their respective other Representatives to, (x) cease and cause to be terminated any discussions or negotiations with any Person or Group that would be prohibited by this Section 6.2(a) and cease providing any further information with respect to the Company or any Acquisition Proposal to any such Person or Group or its or their Representatives; (y) terminate all access granted to any such Person or Group and its or their

Representatives to any physical or electronic data room (or any other diligence access); and (z) promptly following the execution of this Agreement (and in any event within two (2) Business Days hereof) request in writing the prompt return or destruction of all non-public information concerning the Company and its Subsidiaries theretofore furnished to any such Person with whom a confidentiality agreement with respect to an Acquisition Proposal was entered into at any time within the five-month period immediately preceding the date hereof). From and after the execution of this Agreement until the earlier of the termination of this Agreement pursuant to Article VIII and the Effective Time, the Company agrees that, except as expressly permitted by this Section 6.2, neither it nor any of its Subsidiaries nor any of the employees (including any officers) and directors of it or its Subsidiaries shall, and that it shall instruct and use its reasonable best efforts to cause its and its Subsidiaries’ investment bankers, attorneys, accountants and other advisors or Representatives not to, directly or indirectly:
      (i)   initiate, solicit, propose or knowingly encourage or knowingly facilitate any inquiries or the making of any proposal or offer that constitutes, or would reasonably be expected to lead to, any Acquisition Proposal;
      (ii)   engage in, continue or otherwise participate in any discussions or negotiations regarding, or provide any nonpublic information or data to any Person or Group relating to, any Acquisition Proposal or any inquiry, proposal or offer that would reasonably be expected to lead to an Acquisition Proposal (other than to state that the terms of this Section 6.2 prohibit such discussions);
      (iii)   furnish to any Person (other than Parent or any of its Affiliates) any non-public information relating to the Company or any of its Subsidiaries or afford to any such Person access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company and its Subsidiaries, in any such case with the intent to induce, or that could reasonably be expected to result in, the making, submission or announcement of, an Acquisition Proposal;
      (iv)   approve, endorse or recommend any proposal that constitutes or would reasonably be expected to lead to, an Acquisition Proposal; or
      (v)   resolve or agree to do any of the foregoing.
(b)   Notwithstanding anything in Section 6.2(a) to the contrary, but subject to compliance with this Section 6.2(b), prior to the receipt of the Requisite Company Stockholder Approvals, in response to an unsolicited bona fide written Acquisition Proposal received after the date of this Agreement that did not result from a breach of this Section 6.2, the Company may, or may authorize its Representatives to, (A) provide information in response to a request therefor by a Person or Group who has made an unsolicited bona fide written Acquisition Proposal if the Company receives from such Person or Group so requesting such information an Acceptable Confidentiality Agreement; provided that such Acceptable Confidentiality Agreement need not prohibit the making, or amendment, of an Acquisition Proposal; and provided, further, that the Company shall substantially concurrently disclose (and, if applicable, provide copies of) any such information to Parent to the extent not previously disclosed or provided; and (B) engage or participate in any discussions or negotiations with any Person or Group who has made such an unsolicited bona fide written Acquisition Proposal, if and only to the extent that, in each such case referred to in clause (A) or (B) above, the Company Board (acting on the recommendation of the Special Committee) or the Special Committee determines in good faith based on the information then available and after consultation with its financial advisor and outside legal counsel that such Acquisition Proposal either constitutes a Superior Proposal or is reasonably likely to result in a Superior Proposal. Anything in this Agreement to the contrary notwithstanding, the Company, directly or indirectly through one or more of its Representatives, may, prior to the receipt of the Requisite Company Stockholder Approvals, seek clarification from (but not engage in negotiations with or provide non-public information to) any Person or Group that has made an Acquisition Proposal solely to clarify and understand any ambiguous terms and conditions of such proposal that are necessary to provide adequate information for the Company Board or the Special Committee to make an informed determination under this Section 6.2.

(c)   No Change in Recommendation or Alternative Acquisition Agreement.   Except as permitted by Section 6.2(d), the Company Board, including the Special Committee, shall not:
      (i)   withhold, withdraw, qualify or modify (in a manner adverse to Parent) (or publicly propose or resolve to withhold, withdraw, qualify or modify (in a manner adverse to Parent)) the Company Recommendation (it being understood that it shall be considered a modification adverse to Parent that is material if (A) any Acquisition Proposal structured as a tender or exchange offer is commenced and the Company Board, including the Special Committee, fails to publicly recommend against acceptance of such tender or exchange offer by the holders of Shares within ten Business Days of commencement thereof pursuant to Rule 14d-2 of the Exchange Act or (B) any Acquisition Proposal is publicly announced and the Company Board or the Special Committee fails to issue a public press release within ten Business Days of such public announcement reaffirming the Company Recommendation or stating that the Company Recommendation has not been changed);
      (ii)   authorize, adopt, approve, endorse, recommend or publicly declare advisable (or publicly propose to authorize, adopt, approve, endorse, recommend or otherwise declare advisable), any Acquisition Proposal;
      (iii)   fail to include the Company Recommendation in the Proxy Statement; and
      (iv)   except as expressly permitted by, and after compliance with, this Section 6.2, approve or recommend, or declare advisable or propose to enter into, or cause or permit the Company to enter into, any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, joint venture agreement, share exchange agreement or other similar definitive agreement with respect to any Acquisition Proposal (other than an Acceptable Confidentiality Agreement in accordance with Section 6.2(a) relating to any Acquisition Proposal) (an “Alternative Acquisition Agreement,” and any of the actions set forth in the foregoing clauses (i) through (iv), a “Change of Recommendation”).
(d)   Superior Proposal Termination; Changes of Recommendation.
      (i)   Anything in this Agreement to the contrary notwithstanding, prior to the receipt of the Requisite Company Stockholder Approvals, in response to an unsolicited bona fide written Acquisition Proposal that did not arise from a breach of the obligations set forth in this Section 6.2, either the Company Board (acting on the recommendation of the Special Committee) or the Special Committee may effect a Change of Recommendation or cause the Company to terminate this Agreement pursuant to Section 8.1(h), if prior to taking either such action (A) the Company Board (acting on the recommendation of the Special Committee), or the Special Committee, as applicable, determines in good faith, after consultation with its financial advisors and outside legal counsel, that such Acquisition Proposal is a Superior Proposal and (B) the Company shall have given four Business Days’ prior notice to Parent that the Company has received such proposal, specifying the material terms and conditions of such proposal (including the identity of the Person or Group making such proposal) and copies of the most recent versions of all relevant documents relating to such proposal, and that the Company intends to take such action, and during such four Business Day period, the Company shall (and shall cause its officers, employees, financial advisors, outside legal counsel and other Representatives to) be reasonably willing and available to participate in good faith negotiations with Parent and its Representatives should Parent propose to make adjustments or revisions to the terms and conditions of this Agreement, the Financing Letters and/or the Guarantee; and at the end of the four Business Day period, prior to taking action to effect a Change of Recommendation or terminate this Agreement pursuant to Section 8.1(h) the Company Board (acting on the recommendation of the Special Committee) or the Special Committee determines (taking into account any adjustment to the terms and conditions of this Agreement, the Financing Letters, the Support Agreement and/or the Guarantee committed to by Parent in writing in response to such Acquisition Proposal, if any, and any other information offered by Parent) in good faith, after consultation with its financial advisors and outside legal counsel, that the Acquisition Proposal remains a Superior Proposal; provided that in the event of any change to the financial terms of, or any other material amendment or material modification to, any Superior Proposal, the Company shall be required to deliver a new written notice to Parent and to comply with the requirements of this Section 6.2(d)(i) with respect to such new written notice, except that the advance written notice obligation set forth in this Section 6.2(d)(i) shall be reduced to three Business Days; and

      (ii)   Anything in this Agreement to the contrary notwithstanding, prior to the receipt of the Requisite Company Stockholder Approvals, in response to an Intervening Event (as defined below) that occurs or arises after the date of this Agreement, the Company Board or Special Committee may effect a Change of Recommendation if prior to taking such action (A) the Company Board (acting on the recommendation of the Special Committee) or the Special Committee determines in good faith, after consultation with its financial advisors and outside legal counsel, that the failure to take such action would be reasonably likely to be inconsistent with its fiduciary obligations to the Company’s stockholders under applicable Law, (B) the Company shall have given four Business Days’ prior notice to Parent that the Company has determined that an Intervening Event has occurred or arisen (which notice will describe such Intervening Event in detail) and that the Company intends to effect a Change of Recommendation, and after giving such notice and prior to effecting such Change of Recommendation, the Company negotiates (and causes its officers, employees, financial advisors, outside legal counsel and other Representatives to negotiate) in good faith with Parent and its Representatives (to the extent Parent wishes to negotiate) to make such adjustments or revisions to the terms and conditions of this Agreement, the Financing Letters and/or the Guarantee in response thereto; and at the end of the four Business Day period, prior to taking action to effect a Change of Recommendation, the Company Board (acting on the recommendation of the Special Committee) or Special Committee takes into account any adjustments or revisions to the terms and conditions of this Agreement, the Financing Letters, the Support Agreement and/or the Guarantee proposed by Parent in writing and any other information offered by Parent in response to such notice, and determines in good faith, after consultation with its financial advisors and outside legal counsel, that the failure to effect a Change of Recommendation in response to such Intervening Event would be reasonably likely to be inconsistent with the fiduciary obligations owed to the Company’s stockholders under applicable Law; provided that in the event of any material changes regarding any Intervening Event, the Company shall be required to deliver a new written notice to Parent and to comply with the requirements of this Section 6.2(d)(ii) with respect to such new written notice, except that the advance written notice obligation set forth in Section 6.2(d)(ii) shall be reduced to three Business Days. “Intervening Event” means any material change, effect, event, occurrence or development that was not known or reasonably foreseeable by the Special Committee as of the date of this Agreement (or, if known or reasonably foreseeable, only the portion of such change, effect, event, occurrence or development of which the magnitude or material consequences were not known or reasonably foreseeable by the Special Committee as of the date of this Agreement); provided, however, that in no event shall (i) the receipt, existence or terms of an actual or possible Acquisition Proposal or any matter relating thereto or the consequences thereof, (ii) any change, in and of itself, in the price or trading volume of the Shares (it being understood that the underlying facts giving rise or contributing to such change may be taken into account in determining whether there has been an Intervening Event, to the extent otherwise permitted by this definition) or (iii) the fact, in and of itself, that the Company exceeds (or fails to meet) internal or published projections or guidance or any matter relating thereto or of consequence thereof (it being understood that the underlying facts giving rise or contributing to such change may be taken into account in determining whether there has been an Intervening Event, to the extent otherwise permitted by this definition), constitute or be deemed to contribute to an Intervening Event.
(e)   Certain Permitted Disclosure.   Anything in this Agreement to the contrary notwithstanding, the Company, the Company Board or the Special Committee, may, to the extent applicable, disclose to the Company’s stockholders a position contemplated by Rules 14d-9 and 14e-2(a) promulgated under the Exchange Act or make any “stop, look and listen” communication to the Company’s stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act, or any similar statement in response to any publicly disclosed Acquisition Proposal as required by applicable Law; provided, however, that nothing in this paragraph (e) shall be construed to permit the Company to effect any Change of Recommendation other than in accordance with Section 6.2(d).
(f)   Notice.   The Company agrees that it will promptly (and, in any event, within twenty-four (24) hours) notify Parent in writing if any inquires, proposals, indications of interest or offers with respect to an Acquisition Proposal are received by, any information is requested from, or any discussions or negotiations are sought to be initiated or continued with, it or any of its Representatives indicating, in connection with such notice, the material terms and conditions of any inquiry, proposal (including, for the avoidance of doubt, the form and amount of consideration and proposed financing arrangements), or offer (including the identity of the Person or Group making such inquiry, proposal, indication of interest or offer and, if applicable, copies of any written request, proposal, inquiry, indication of interest or offer, including proposed agreements, commitment letters and any other written communications, but excluding, for the avoidance of doubt, drafts of agreements to the extent they do not constitute or form a part of the Acquisition Proposal or request) and thereafter shall keep Parent informed, on a prompt basis (and, in any event, within twenty-four (24) hours), of the status and terms of any such proposal, inquiry, indication of interest or offer (including any amendments thereto and any new, amended or revised written materials relating thereto provided to the Company or its Representatives) and the status of any such discussions or negotiations.
6.3.   Proxy Statement Filing; Schedule 13e-3; Information Supplied.
(a)   The Company shall prepare and file with the SEC, as promptly as reasonably practicable after the date of this Agreement (but in no event later than the 40th day following the date hereof), a proxy statement in preliminary form relating to the Company Stockholders Meeting (such proxy statement, including any amendment or supplement thereto, the “Proxy Statement”).
(b)   The Company and Parent shall cooperate to, concurrently with the preparation and filing of the Proxy Statement, jointly prepare and file with the SEC a Rule 13e-3 Transaction Statement on Schedule 13e-3 (such transaction statement, including any amendment or supplement thereto, the “Schedule 13e-3”) relating to the transactions contemplated by this Agreement.
(c)   The Company shall promptly notify Parent, and Parent shall promptly notify the Company, as applicable, of the receipt of all comments from the SEC with respect to the Proxy Statement or Schedule 13e-3 and of any request by the SEC for any amendment or supplement thereto or for additional information and shall promptly provide to the other Party copies of all correspondence between such Party and/or any of its Representatives and the SEC with respect to the Proxy Statement or Schedule the Schedule 13e-3, as applicable. Each of the Company and Parent shall provide Parent and the Company, as applicable, and their respective outside legal counsel and other Representatives a reasonable opportunity to participate in any discussions or meetings with the SEC (or portions of any such discussions or meetings that relate to the Schedule 13e-3). The Company and Parent shall use their respective reasonable best efforts to promptly provide responses to the SEC with respect to all comments received on the Proxy Statement and the Schedule 13e-3 from the SEC, and the Company shall cause the definitive Proxy Statement and Schedule 13e-3 to be mailed to the stockholders of the Company as promptly as possible after confirmation from the SEC that it will not review, or that it has completed its review of, the Proxy Statement, which confirmation will be deemed to occur if the SEC has not affirmatively notified the Company prior to the tenth calendar day after filing the Proxy Statement that the SEC will or will not be reviewing the Proxy Statement (such date, the “SEC Clearance Date”).
(d)   The Company agrees, as to itself and its Subsidiaries, that the Proxy Statement will comply in all material respects with the applicable provisions of the Exchange Act and the rules and regulations thereunder. The Company and Parent agree, as to themselves and their Affiliates, that the Schedule 13e-3 will comply in all material respects with the applicable provisions of the Exchange Act and the rules and regulations thereunder. The Company, Parent and Merger Sub shall ensure that none of the information supplied by it for inclusion in the Proxy Statement or Schedule 13e-3 will, at the date of mailing to stockholders of the Company or at the time of the Company Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company assumes no responsibility with respect to information supplied in writing by or on behalf of Parent, its Affiliates or its or their respective Representatives for inclusion or incorporation by reference in the Proxy Statement or Schedule 13e-3. If at any time prior to the Company Stockholders Meeting, any information relating to the Company or Parent, or any of their respective Affiliates or its or their respective Representatives, should be discovered by a Party, which information should be set forth in an amendment or supplement to the Proxy Statement or Schedule 13e-3, as applicable, so that either the Proxy Statement or Schedule 13e-3 would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, the Party that discovers such information shall as promptly as practicable following such discovery notify the other Party or Parties (as the case may be) and after such notification, as and to the extent required by applicable Law, (i) the Company shall promptly prepare (with the assistance of Parent as provided for in this Section 6.3) an amendment or supplement to the Proxy Statement, (ii) the Company and Parent shall promptly prepare an amendment or supplement to the Schedule 13e-3 and/or (iii) the

Company shall cause the Proxy Statement or Schedule 13e-3 as so amended or supplemented to be filed with the SEC and to be disseminated to its stockholders.
(e)   The Company shall provide Parent with a reasonable opportunity to review drafts of the Proxy Statement and any other documents related to the Company Stockholders Meeting and will consider in good faith any comments provided by Parent in connection with such review. The Company and Parent shall (i) provide each other with a reasonable opportunity to review drafts of the Schedule 13e-3 prior to filing the Schedule 13e-3 with the SEC and (ii) consider in good faith all comments thereto reasonably proposed by the other Party, its outside legal counsel and its other Representatives.
6.4.   Company Stockholders Meeting.   The Company will take, in accordance with applicable Law and its certificate of incorporation and bylaws, all action necessary to convene a meeting of the holders of Shares (the “Company Stockholders Meeting”) as promptly as reasonably practicable after the SEC Clearance Date (which Company Stockholders Meeting shall in no event be scheduled initially for a date that is later than the 35th day following the first mailing of the Proxy Statement to the holders of the Shares without the written consent of Parent), to consider and vote upon the approval of this Agreement and to cause such vote to be taken, and shall not postpone or adjourn such meeting, except to the extent advised by counsel to be necessary to comply with Law or pursuant to the following sentence. Notwithstanding anything to the contrary in this Agreement, (i) the Company (acting on the recommendation of the Special Committee) may (and if requested by Parent on no more than two occasions, shall for a reasonable period of time not to exceed ten Business Days in the aggregate) adjourn, recess, or postpone the Company Stockholders Meeting for a reasonable period to solicit additional proxies, if the Company or Parent, as applicable, reasonably believes there will be insufficient Shares represented (either in person or by proxy) to constitute a quorum necessary either to conduct the business of the Company Stockholders Meeting or to obtain either of the Requisite Company Stockholder Approvals (it being understood that the Company may not postpone or adjourn the Company Stockholders Meeting more than two months in the aggregate pursuant to this clause (i) without Parent’s prior written consent, but in no event shall such adjourned, recessed or postponed Company Stockholders Meeting be held later than 5 Business Days prior to the Extended Outside Date) and (ii) the Company (acting on the recommendation of the Special Committee) may adjourn, recess, or postpone the Company Stockholders Meeting to the extent necessary to ensure that any supplement or amendment to the Proxy Statement that is required by applicable Law is provided to the stockholders of the Company within a reasonable amount of time in advance of the Company Stockholders Meeting; provided that, in the case of each of the foregoing clauses (i) and (ii), unless agreed in writing by the Company and Parent, any single such adjournment, recess or postponement shall be for a period of no more than ten Business Days. Subject to Section 6.2(e), the Company Board shall include the Company Recommendation in the Proxy Statement and shall use reasonable best efforts to obtain the Requisite Company Stockholder Approvals.
6.5.   Efforts; Cooperation; Antitrust Matters.
(a)   Subject to the terms of this Agreement, each of the Company, Parent and Merger Sub shall use reasonable best efforts to: (i) take, or cause to be taken, all actions, and to promptly do, or cause to be done, and to assist and cooperate with the other Parties in doing, all things necessary, proper or advisable under applicable Laws to cause the conditions precedent set forth in Article VII to be satisfied and consummate and make effective the Merger and any other transactions contemplated by this Agreement when required in accordance with this Agreement as promptly as reasonably practicable and in any event prior to the Outside Date (for the avoidance of doubt, nothing contained in this Agreement, including this Section 6.1(a), shall require Parent to commence the Marketing Period at an earlier time than required in the definition of “Marketing Period” in this Agreement); (ii) obtain from any Governmental Authority any consents, licenses, permits, waivers, approvals, authorizations, clearances or orders advisable or required to be obtained by Parent, the Company or any of their respective controlled Affiliates, including under the Antitrust Laws; (iii) avoid or defend against, as applicable, any Action by any Governmental Authority, in connection with the authorization, execution and delivery of this Agreement and the consummation of the Merger or any other transactions contemplated by this Agreement, including the Merger; (iv) as promptly as reasonably practicable, and in any event within 10 Business Days after the date of this Agreement, make or cause to be made all necessary filings under the HSR Act, and as promptly as reasonably practicable after the date of this Agreement submit all other notifications, filings and registrations required or advisable under the

Antitrust Laws, and thereafter promptly make an appropriate response to any requests for additional information and documentary material that may be requested pursuant to any Antitrust Law; and (v) as promptly as reasonably practicable, make or cause to be made any other required or advisable registrations, declarations, submissions and filings with respect to the Merger or any other transactions contemplated by this Agreement required under the Exchange Act, any other applicable federal or state securities Laws, and any other applicable Law.
(b)   Without limiting the generality of anything contained in this Section 6.5, Parent and the Company shall: (i) give the other Parties prompt notice of the making or commencement of any request or proceeding by or before any Governmental Authority with respect to the Merger or any other transactions contemplated by this Agreement; (ii) keep the other Parties informed as to the status of any such request or proceeding; (iii) give the other Parties notice and an opportunity to participate in any substantive communication made to the United States Federal Trade Commission (the “FTC”), the Antitrust Division of the United States Department of Justice (the “DOJ”), or any other domestic, foreign or supranational Governmental Authority regarding the Merger or any other transactions contemplated by this Agreement; and (iv) promptly notify the other Parties of any communication from the FTC, the DOJ or any other domestic, foreign or supranational Governmental Authority regarding the Merger or any other transactions contemplated by this Agreement. Subject to applicable Laws relating to the exchange of information, Parent and the Company shall have the right to review in advance, and each will consult with the other on and consider in good faith the views of the other in connection with, any filing made with, or substantive written materials submitted or substantive communication made to any Governmental Authority in connection with the Merger or any other transactions contemplated by this Agreement (including the Proxy Statement and the Schedule 13e-3). In addition, except as may be prohibited by any Governmental Authority or by any applicable Law, each Party will permit authorized representatives of the other Parties to be present at each non-ministerial meeting, conference, videoconference, or telephone call and to have access to and be consulted in connection with any presentation, letter, white paper, or proposal made or submitted to any Governmental Authority in connection with such request or proceeding. In exercising the foregoing rights, each of the Company and Parent shall act reasonably and as promptly as practicable. The Company and Parent may, as each deems advisable and necessary, reasonably designate any competitively sensitive material provided to the other under this Section 6.5 as “outside counsel only.” Such materials and the information contained therein shall be given only to the outside legal counsel of the recipient and will not be disclosed by such outside counsel to employees, officers, or directors of the recipient unless express permission is obtained in advance from the source of the materials (the Company or Parent, as the case may be); provided that materials provided pursuant to this Section 6.5 may be redacted (i) to remove references concerning the valuation of the Company, (ii) as necessary to comply with contractual obligations, and (iii) as necessary to address reasonable privilege concerns.
(c)   Subject to applicable Laws and as required by any Governmental Authority, the Company, on the one hand, and Parent, on the other hand, each shall keep the other apprised of the status of matters relating to completion of the Merger and the other transactions contemplated hereby, including promptly furnishing the other with copies of (a) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the Merger or the other transactions contemplated by this Agreement or (b) upon receiving any communication from any Governmental Authority or third party whose consent or approval is required for consummation of the Merger or the other transactions contemplated by this Agreement that causes such Party to believe that there is a reasonable likelihood that any such consent or approval will not be obtained or that the receipt of any such consent or approval will be materially delayed.
(d)   If any objections are asserted with respect to the transactions contemplated by this Agreement under the HSR Act or any other applicable Antitrust Laws, or if any lawsuit or other proceeding, whether judicial or administrative, is instituted (or threatened to be instituted), including any proceeding by any Governmental Authority or private party, challenging the Merger or any other transactions contemplated by this Agreement as violative of any Antitrust Law or which would otherwise prohibit or materially impair or delay in connection with any Antitrust Law the consummation of the Merger or any other transactions contemplated by this Agreement, each of Parent and the Company shall (and shall cause their respective Subsidiaries to) use their respective reasonable best efforts to resolve any such objections.

(e)   In furtherance, and not in limitation, of the foregoing, Parent shall (and if, and only if, requested by Parent, the Company shall) take all such further action as may be necessary to avoid or eliminate each and every impediment under any Antitrust Law so as to enable the Closing to occur as promptly as practicable (and in any event no later than the Outside Date), including proposing, negotiating, committing and effecting, by consent decree, hold separate order, or otherwise, to (i) sell, divest, dispose of or otherwise hold separate (including by establishing a trust or otherwise), any of the businesses, assets or properties of Parent, the Company or their respective Subsidiaries and (ii) otherwise take or commit to take actions that after the Closing would limit Parent’s, the Company’s or any of its Subsidiaries’ freedom of action with respect to, or its ability to operate and/or retain any of the businesses, assets or properties of Parent, the Company or any of their respective Subsidiaries; provided, however, that nothing in this Agreement shall require Parent or the Company to take or agree to take any action of the types referred to in the foregoing clauses (i) and (ii) unless it is binding on or otherwise applicable to Parent or the Company only from and after the Effective Time in the event that the Closing occurs; provided, further, however, that nothing in this Agreement shall require Parent or Merger Sub to take or agree to any action of the types referred to in clauses (i) or (ii) in this Section 6.5(e) if such action relates to any Affiliate of Parent (other than Merger Sub, Company and their respective Subsidiaries).
(f)   For purposes of this Agreement, “Antitrust Law” means the Sherman Antitrust Act of 1890, as amended, the Clayton Antitrust Act of 1914, as amended, the HSR Act, the Federal Trade Commission Act of 1914, as amended, and all other federal, state, foreign or supranational statutes, rules, regulations, orders, decrees, administrative and judicial doctrines and other Laws, including any antitrust, competition, trade or foreign investment Laws and regulations that are designed or intended to (i) prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening competition through merger or acquisition, or (ii) regulate foreign investments.
6.6.   Information; Access and Reports.
(a)   The Company and Parent each shall, upon request by the other, furnish the other with all information concerning itself, its Affiliates, directors, officers and stockholders and such other matters as may be reasonably necessary or advisable in connection with the Proxy Statement, the Schedule 13e-3 or any other statement, filing, notice or application made by or on behalf of Parent, the Company or any of their respective Affiliates to any Governmental Authority in connection with the Merger and any other transactions contemplated by this Agreement.
(b)   Subject to applicable Law, upon reasonable notice, the Company shall (and shall cause its Subsidiaries to) afford Parent’s officers and other authorized Representatives reasonable access, during normal business hours and consistent with applicable Law, upon reasonable advance notice, from the date of this Agreement until the earlier of the Effective Time and the termination of this Agreement in accordance with Article VIII, to its contracts and other books and records (other than any such matters that relate to the negotiation and execution of this Agreement (including with respect to the consideration or valuation of the Merger or any financial or strategic alternatives thereto)) or any Acquisition Proposal or Superior Proposal; provided that the Company shall not be required to afford such access or furnish such information if it would unreasonably disrupt the operations of the Company or any of its Subsidiaries and no investigation pursuant to this Section 6.6 shall affect or be deemed to modify any representation or warranty made by the Company herein, and provided, further, that the foregoing shall not require the Company (i) to permit any inspection, or to disclose any information, that would reasonably be expected to result in the disclosure of any trade secrets of third parties or violate any of its obligations with respect to confidentiality if the Company shall have used reasonable best efforts to obtain the consent of such third party to such inspection or disclosure or (ii) to disclose any privileged information of the Company or any of its Subsidiaries; provided that in the event the Company does not disclose certain information pursuant to the foregoing clauses (i) and (ii), at Parent’s reasonable request the parties shall use commercially reasonable efforts to implement appropriate and mutually agreeable measures to permit the disclosure of such information in a manner to remove the basis for the non-disclosure to the greatest extent reasonably possible, including by arrangement of appropriate clean room procedures, redaction of text from documents or entry into a customary joint defense agreement with respect to any information to be so provided. Notwithstanding the foregoing, Parent and its Representatives shall not be permitted to perform any invasive on-site procedures (including any invasive on-site study) with respect to any property of the Company or its Subsidiaries without the Company’s prior written consent. All requests for information made pursuant to this Section 6.6 shall be directed to the executive officer or other Person designated by the Company. The Non-Disclosure Agreement, dated as of January 22, 2022, by and between the Company and Clayton, Dubilier & Rice, LLC (the “Confidentiality Agreement”), shall apply with respect to information furnished by the Company, its Subsidiaries and their respective Representatives hereunder.
(c)   To the extent that any of the information or material furnished pursuant to this Section 6.6 or otherwise in accordance with the terms of this Agreement may include material subject to the attorney-client privilege, work product doctrine or any other applicable privilege concerning pending or threatened legal proceedings or governmental investigations, the Parties understand and agree that they have a commonality of interest with respect to such matters and it is their desire, intention and mutual understanding that the sharing of such material is not intended to, and shall not, waive or diminish in any way the confidentiality of such material or its continued protection under the attorney-client privilege, work product doctrine or other applicable privilege. All such information that is entitled to protection under the attorney-client privilege, work product doctrine or other applicable privilege shall remain entitled to such protection under these privileges, this Agreement, and under the joint defense doctrine.
(d)   Notwithstanding anything to the contrary in this Section 6.6, the Company shall not be deemed to have breached this Section 6.6 if the Company cannot provide to Parent access of the Company pursuant to this Section 6.6 as a result of COVID-19 or the COVID-19 Measures; provided that for so long as any applicable COVID-19 Measures are in effect, the Company shall, and shall cause its Subsidiaries to, use commercially reasonable efforts to provide access to Parent and its Representatives under this Section 6.6 through virtual or other remote means.
6.7.   Stock Exchange Delisting.   The Company and Parent shall cooperate to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable under applicable Laws and rules and policies of NYSE to enable the delisting by the Surviving Corporation of the Shares from NYSE and the deregistration of the Shares under the Exchange Act as promptly as practicable after the Effective Time.
6.8.   Publicity.   The initial press release regarding the Merger shall be a joint press release of Parent and the Company reasonably acceptable to Parent and the Company. Thereafter, neither the Company nor Parent, nor any of their respective Affiliates, shall issue any press release or make any other public announcement or public statement (to the extent not previously publicly disclosed or made in accordance with this Agreement) with respect to this Agreement or the Merger or any other transactions contemplated by this Agreement without consulting with each other and providing meaningful opportunity for review and giving due consideration to reasonable comment by the other Party, except (a) as such press release or other public announcement may be required by applicable Law, in which case the Party required to issue the release or make the announcement shall use commercially reasonable efforts to provide the other Party with a reasonable opportunity to review and comment on such release or announcement in advance of its issuance and shall give reasonable and good-faith consideration to any such comments proposed by the other Party, (b) subject to Section 6.2, if applicable under the circumstances, in connection with a Change of Recommendation or Acquisition Proposal, (c) any disclosure of information concerning this Agreement in connection with any dispute between the Parties regarding this Agreement, or (d) internal announcements to employees that are not made public. Notwithstanding anything to the contrary in this Section 6.8, (i) each of the Parties may make public statements in response to questions by the press, analysts, investors, business partners or those attending industry conferences or financial analyst conference calls, so long as any such statements are consistent with previous press releases, public disclosures or public statements made jointly by Parent and the Company or to the extent that they have been reviewed and previously approved by both Parent and the Company and (ii) Parent, Merger Sub and their respective Affiliates may, without consultation or consent, make ordinary course disclosure and communication to existing or prospective general or limited partners, equity holders, members, managers and investors of such Person or any Affiliates of such Person, in each case who are subject to customary confidentiality restrictions.
6.9.   Employee Benefits.
(a)   Parent agrees that each Employee as of immediately prior to the Closing who continues to be employed with the Company or its Subsidiaries immediately following the Closing (each such employee, a

“Continuing Employee”) shall, (i) during the period commencing on the Closing Date and ending on the first anniversary thereof (or the date of termination of employment of the relevant Continuing Employee, if sooner), be provided with (A) a base salary or base wage no less than the base salary or base wage provided to such Continuing Employee by the Company or its Subsidiaries immediately prior to the Effective Time and (B) an annual target cash bonus opportunity that is no less favorable than the annual target cash bonus opportunity as in effect for such Continuing Employee immediately prior to the Effective Time and (ii) during the period commencing on the Closing Date and ending on December 31, 2022 (or the date of termination of employment of the relevant Continuing Employee, if sooner), be provided with employee benefits (excluding equity or equity-based, defined benefit pension, post-employment welfare and nonqualified deferred compensation benefits) that are substantially comparable in the aggregate to the employee benefits (subject to the same exclusions) provided to such Continuing Employee immediately prior to the Effective Time (excluding, unless otherwise required by applicable Law, equity or equity-based compensation, long-term incentives, defined benefit pension, nonqualified deferred compensation and retiree or post-termination welfare benefits, the “Excluded Benefits”). Additionally, Parent agrees that each Continuing Employee who experiences a severance-qualifying termination of employment within twelve (12) months following the Closing Date shall be provided with severance payments and benefits no less favorable than those that would have been provided to such Continuing Employee upon such a qualifying termination under the applicable severance policy or individual employment, severance or separation agreement or other arrangement in effect immediately prior to the Effective Time, in each case as identified on Section 6.9 of the Company Disclosure Schedule (each, a “Company Severance Plan”), under circumstances that would have given the Continuing Employee a right to severance payments and benefits under such Company Severance Plan.
(b)   Parent shall use commercially reasonable efforts to cause (i) any pre-existing conditions or limitations and eligibility waiting periods under any group health plans of Parent or its Affiliates in which Continuing Employees participate in the year in which the Closing Date occurs to be waived with respect to the Continuing Employees and their eligible dependents to the extent such conditions or limitations were waived or satisfied under the corresponding Benefit Plan, (ii) the amount of eligible expenses incurred by each Continuing Employee and his or her eligible dependents during the portion of the plan year ending on the Closing Date that were credited to deductible and maximum out-of-pocket co-insurance requirements under the group health Benefit Plans to be credited for purposes of satisfying the corresponding deductible and maximum out-of-pocket co-insurance requirements under the corresponding benefit plans of Parent and its Affiliates for the applicable plan year and (iii) any of its (or its Affiliates’) employee benefit plans (including disability pay continuation plans) in which the Continuing Employees are entitled to participate to take into account for purposes of eligibility, vesting (other than with respect to future equity awards) and future vacation benefit accrual thereunder (except for the Excluded Benefits), service by such Continuing Employees to the Company or any of its Subsidiaries or predecessors as if such service were with Parent, to the same extent and for the same purpose as such service was credited under a comparable Benefit Plan, in each case, except to the extent it would result in a duplication of compensation benefits.
(c)   The Company shall be permitted to determine the final amounts payable under the Company’s annual bonus plans (collectively, the “Company Bonus Plans”) in respect of the 2021 fiscal year in accordance with the terms of the applicable bonus plan, and shall pay such amounts in the ordinary course of business at such time annual bonuses have historically been paid by the Company, but no later than the Closing Date.
(d)   The parties hereby acknowledge and agree that the transactions contemplated by this Agreement shall not constitute a “change in control,” “change of control” or term or concept of similar import of the Company and its Subsidiaries under the terms of the Benefit Plans.
(e)   Notwithstanding the foregoing, nothing contained in this Agreement shall (i) be treated as an establishment or amendment of any particular Benefit Plan, (ii) prevent Parent, the Surviving Corporation or any of their Affiliates from amending or terminating any of their benefit plans or, after the Effective Time, any Benefit Plan, in each case, in accordance with their terms, (iii) obligate Parent, the Surviving Corporation or any of their Affiliates to retain the employment of any particular employee or (iv) create any third party beneficiary rights, including for the benefit of any employee of the Company or any of its Subsidiaries, any beneficiary or dependent thereof, or any collective bargaining representative thereof, with respect to this Section 6.9 or any compensation, terms and conditions of employment and/or benefits that may be provided to any Continuing Employee by Parent, the Surviving Corporation or any of their Affiliates or under any benefit plan that Parent, the Surviving Corporation or any of their Affiliates may maintain.
6.10.   Expenses.   Whether or not the Merger is consummated, all costs and expenses incurred in connection with the preparation, negotiation, execution and performance of this Agreement and the Merger and any other transactions contemplated by this Agreement, including all fees and expenses of its Representatives, shall be paid by the Party incurring such expense, except that expenses incurred in connection with the filing fee for the Proxy Statement and Schedule 13e-3 and printing and mailing the Proxy Statement and Schedule 13e-3 shall be borne by Parent.
6.11.   Indemnification; Directors’ and Officers’ Insurance.
(a)   From and after the Effective Time, Parent shall, and shall cause the Surviving Corporation to, indemnify and hold harmless, to the fullest extent permitted under applicable Law (and Parent shall also advance expenses as incurred to the fullest extent permitted under applicable Law, provided that the Person to whom expenses are advanced provides an undertaking to repay such advances if it is ultimately determined that such Person is not entitled to indemnification), each present and former director, officer and employee of the Company and its Subsidiaries and each individual who was serving at the request of the Company or its Subsidiaries as a director, officer, employee, member, trustee or fiduciary of any other corporation, partnership or joint venture, trust, employee benefit plan or other enterprise (collectively, the “Indemnified Parties”), against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or related to (x) their service as such or (y) services performed by such Indemnified Parties at the request of the Company or its Subsidiaries, in each case at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, including (i) the Merger and any other transactions contemplated by this Agreement and (ii) actions to enforce this Section 6.11 or any other indemnification or advancement right of any Indemnified Party.
(b)   Parent and Merger Sub agree that all rights to exculpation or indemnification for acts or omissions occurring prior to the Effective Time existing as of the date of this Agreement in favor of the Indemnified Parties or any of their predecessors and the heirs, executors, trustees, fiduciaries and administrators of such Indemnified Parties, as provided in the Company’s or each of its Subsidiaries’ respective certificates of incorporation or bylaws (or comparable organizational or governing documents) or in any Contract, shall survive the Merger and the transactions contemplated by this Agreement and shall continue in full force and effect in accordance with their terms. After the Effective Time, Parent and the Surviving Corporation shall (and Parent shall cause the Surviving Corporation to) fulfill and honor such obligations to the maximum extent that the Company or applicable Subsidiary would have been permitted to fulfill and honor them by applicable Law. In addition, for six (6) years following the Effective Time, Parent shall and shall cause the Surviving Corporation to cause the certificates of incorporation and bylaws of the Surviving Corporation to contain provisions with respect to indemnification and exculpation that are at least as favorable as the indemnification and exculpation provisions contained in the certificates of incorporation and bylaws of the Company immediately prior to the Effective Time, and such provisions shall not be amended, repealed or otherwise modified for six (6) years following the Effective Time in any respect, except as required by applicable Law.
(c)   Prior to the Effective Time, the Company shall, and if the Company is unable to, Parent shall cause the Surviving Corporation as of the Effective Time to, obtain and fully pay the premium for “tail” insurance policies for the extension of (i) the directors’ and officers’ liability coverage of the Company’s existing directors’ and officers’ insurance policies and (ii) the Company’s existing fiduciary liability insurance policies, in each case, for a claims reporting or discovery period of at least six (6) years from and after the Effective Time (the “Tail Period”) from one or more insurance carriers with the same or better credit rating as the Company’s insurance carrier as of the date of this Agreement (or, if no such policies are available from insurance carriers with such credit rating, from insurance carriers with the next-highest credit rating then capable of providing such policies) with respect to directors’ and officers’ liability insurance and fiduciary liability insurance (collectively, “D&O Insurance”) with terms, conditions, retentions and limits of liability that are at least as favorable to the insureds as the Company’s existing policies with respect to any actual or alleged error, misstatement, misleading statement, act, omission, neglect, breach of duty or any matter claimed against a director or officer of the Company or any of its Subsidiaries by reason of his or her serving in such capacity that existed or occurred at or prior to the Effective Time (including in connection with this Agreement or the transactions or actions contemplated hereby); provided, that in no event shall Parent or the Surviving Corporation be required to expend for such “tail” insurance policy an aggregate amount in excess of 300% of the annual premiums paid by the Company in the calendar year immediately preceding the date of this Agreement; provided, further, that if the amount of such “tail” insurance policy exceeds such amount, the Surviving Corporation shall obtain a policy with the greatest coverage available for a cost not exceeding such amount. If the Company and the Surviving Corporation for any reason fail to obtain such “tail” insurance policies as of the Effective Time, the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, continue to maintain in effect for the Tail Period the D&O Insurance in place as of the date of this Agreement with terms, conditions, retentions and limits of liability that are at least as favorable to the insureds as provided in the Company’s existing policies as of the date of this Agreement, or the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, purchase comparable D&O Insurance for the Tail Period with terms, conditions, retentions and limits of liability that are at least as favorable to the insureds as provided in the Company’s existing policies as of the date of this Agreement; provided that in no event shall Parent or the Surviving Corporation be required to expend for all such policies pursuant to this sentence an annual premium amount in excess of 300% of the annual premiums paid by the Company in the calendar year immediately preceding the date of this Agreement for such insurance; and provided, further, that if the annual premiums of such insurance coverage exceeds such applicable amount, the Surviving Corporation shall obtain a policy with the greatest coverage available for a cost not exceeding such amount.
(d)   The provisions of this Section 6.11 shall survive the Closing and are intended to be for the benefit of, and enforceable by, each Indemnified Party, and nothing in this Agreement shall affect, and the rights of each Indemnified Party under this Section 6.11 shall be in addition to, any indemnification rights that any such Indemnified Party may have under the certificates of incorporation or bylaws of the Company or any of its Subsidiaries or any Contract or applicable Law. Notwithstanding anything in this Agreement to the contrary, the obligations under this Section 6.11 shall not be terminated or modified in such a manner as to adversely affect any Indemnified Party without the consent of such Indemnified Party.
(e)   In the event that Parent or the Surviving Corporation (or any of their respective successors or assigns) shall consolidate or merge with any other Person and shall not be the continuing or surviving corporation or entity in such consolidation or merger, or transfers at least 50% of its properties and assets to any other Person, then in each case proper provision shall be made so that the continuing or surviving corporation or entity (or its successors or assigns, if applicable), or transferee of such assets, as the case may be, shall assume the obligations set forth in this Section 6.11.
6.12.   Stockholder Litigation.   The Company shall promptly notify Parent of any stockholder litigation against it or any of its Representatives arising out of or relating to this Agreement, the Merger or any other transactions contemplated by this Agreement (including by providing copies of all litigation documents served on the Company) and shall keep Parent reasonably informed regarding any such stockholder litigation. Until the termination of this Agreement in accordance with Article VIII, the Company shall (a) provide Parent an opportunity to review and to propose comments to all filings or written responses to be made by the Company in connection with any stockholder litigation against the Company and its directors relating to any transaction contemplated by this Agreement and consult with Parent with respect to the defense, settlement or compromise of any such stockholder litigation, and the Company shall give reasonable and good-faith consideration to any comments proposed by Parent and (b) give Parent the opportunity to participate (but not to control), at Parent’s expense, in the defense, settlement or prosecution of any such stockholder litigation. In no event shall the Company enter into or agree to any settlement with respect to such stockholder litigation without Parent’s consent, such consent not to be unreasonably withheld, delayed or conditioned. Notwithstanding anything to the contrary in this Section 6.12, any Action relating to the Dissenting Shares will be governed by Section 4.2(g).
6.13.   Financing.
(a)   Parent and Merger Sub shall, and shall cause their respective Affiliates to, use reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and obtain the Financing on the terms (including the market “flex” provisions) set forth in the Financing Letters (or on other terms and conditions that are acceptable to Parent, subject to the Prohibited Financing Modifications) no later than the Closing Date, including by using reasonable best efforts to (i) maintain (and cause Topco and the Guarantor to maintain) in effect and comply with the Financing Letters and, to the extent entered into prior to the Closing, the definitive agreements relating to the Financing (the “Definitive Financing Agreements”) in a timely (taking into account the anticipated timing of the Closing and the Marketing Period) and diligent manner (subject to Parent’s or Merger Sub’s right to replace, restate, supplement, modify, assign, substitute, waive or amend the Financing Letters in accordance herewith), (ii) negotiate and enter into the Definitive Financing Agreements with respect to the Debt Financing on the terms (including the market “flex” provisions) and subject to the conditions set forth in the Debt Commitment Letters (or on other terms and conditions that are acceptable to Parent, subject to the Prohibited Financing Modifications), (iii) satisfy on a timely basis (taking into account the anticipated timing of the Closing and the Marketing Period) (or obtain a waiver of) all conditions applicable to (and within the control of) Parent and Merger Sub in the Financing Letters and, to the extent entered into prior to the Closing, the Definitive Financing Agreements, (iv) upon the satisfaction or waiver of the conditions to Parent’s and Merger Sub’s obligations to consummate the transactions contemplated by this Agreement, including the Merger, consummate the Financing and cause the Financing Sources, the Guarantor and the other Persons committing to fund the Financing to fund the Financing at the Closing, (v) enforce its rights under the Financing Letters and, to the extent entered into prior to the Closing, the Definitive Financing Agreements and (vi) otherwise comply with Parent’s and Merger Sub’s covenants and other obligations under the Financing Letters and, to the extent entered into prior to the Closing, the Definitive Financing Agreements. Without limiting the generality of the foregoing, in the event that all conditions contained in the Financing Letters or, to the extent entered into prior to the Closing, the Definitive Financing Agreements (other than the consummation of the Merger and those conditions that by their nature are to be satisfied or waived at Closing) have been satisfied, Parent shall use its reasonable best efforts to cause the Financing Sources and the Guarantor to comply with their respective obligations thereunder, including to fund the Financing, including by enforcing its rights under the Financing Letters, if necessary. Notwithstanding anything to the contrary in this Agreement, nothing contained in this Section 6.13 shall require, and in no event shall the reasonable best efforts of Parent or Merger Sub be deemed or construed to require, either Parent or Merger Sub to (x) seek the Equity Financing from any source other than the Guarantor, or in any amount in excess of that contemplated by the Equity Commitment Letters, or (y) incur or pay any fees to obtain a waiver of any term of the Debt Commitment Letters or pay any material fees that are, in the aggregate, in excess of those contemplated by the Equity Commitment Letter or the Debt Commitment Letters (including any market “flex” provisions contained therein). Without limiting the generality of the foregoing, to the extent necessary in order to consummate the Closing on the Closing Date, Parent shall deliver a Pre-Marketing Notification (as defined in the Debt Commitment Letters) and exercise its rights to reallocate the commitments as among the facilities contemplated by the Debt Commitment Letters.
(b)   Prior to the Closing Date, Parent and Merger Sub shall not, without the prior written consent of the Company, subject to the last sentence of this paragraph, agree to or permit any termination of or amendment, replacement, supplement or modification, or any waiver of, any provision or remedy under, the Financing Letters or, to the extent entered into prior to the Closing, the Definitive Financing Agreements if such termination, amendment, replacement, supplement, modification or waiver would (A) reduce the aggregate amount of the Financing (including by increasing the amount of fees to be paid or original issue discount as compared to the fees and original issue discount contemplated by the Debt Commitment Letters on the date of this Agreement unless the amount of the Debt Financing or Equity Financing is increased by a corresponding amount) such that Topco, Parent or Merger Sub (without, for the avoidance of doubt, any use of the cash or available borrowing capacity of the Company or any of its Subsidiaries) would not have sufficient available funds necessary to pay the Required Amounts, (B) impose new or additional (or adversely modify any existing) conditions to the consummation of any portion of the Financing, in each case, in a manner that would reasonably be expected to make the funding of the Financing less likely to occur or prevent, hinder or delay the Closing, (C) adversely impact the ability of Parent or Merger Sub, as applicable, to enforce its rights against other parties to the Financing Letters or, to the extent entered into prior to the Closing, the Definitive Financing Agreements or (D) otherwise reasonably be expected to prevent or hinder or materially delay the Closing (the foregoing clauses (A) through (D), collectively, the “Prohibited Financing Modifications”). Notwithstanding the foregoing, any amendment, supplement or modification to effectuate any market “flex” terms contained in the Debt Commitment Letters and/or Redacted Fee Letters provided as of the date hereof or to add or replace lenders, lead arrangers, bookrunners, syndication agents or other similar entities (or titles with respect to such entities) thereto shall be permitted and shall not require written consent of the Company. Parent shall promptly deliver to the Company copies of any written amendment, modification, supplement, consent or waiver to or under any Financing Letter, any related Redacted Fee Letter (which may be redacted in a fashion consistent with the Redacted Fee Letters) or, to the extent entered into prior to the Closing, the Definitive Financing Agreements promptly upon execution thereof.
(c)   Parent shall, upon the Company’s reasonable request, keep the Company informed on a reasonably prompt basis and in reasonable detail of the status of its efforts to arrange the Debt Financing and, upon the Company’s reasonable request, provide to the Company complete, correct and executed copies of the material definitive documents for the Debt Financing. Parent and Merger Sub shall give the Company prompt written notice of (i) any material breach, default, termination, cancellation or repudiation by any party to any of the Financing Letters or, to the extent entered into prior to the Closing, the Definitive Financing Agreements, of which Parent or Merger Sub becomes aware, (ii) the receipt by Parent or Merger Sub of any written notice or other written communication from any Financing Source or any party to the Equity Commitment Letter with respect to any (A) material breach, default, termination, cancellation or repudiation by any party to any of the Financing Letters or, to the extent entered into prior to the Closing, any Definitive Financing Agreements of any provisions of the Financing Letters or, to the extent entered into prior to the Closing, any Definitive Financing Agreements or (B) material dispute or disagreement between Parent and any Financing Sources or among any parties to any of the Financing Letters or any definitive document related to the Financing, in each case regarding the Financing, and (iii) the occurrence of an event or development that could reasonably be expected to adversely impact the ability of Parent or Merger Sub to obtain all or any portion of the Financing necessary to fund the Required Amount on the Closing Date. Additionally, Parent and Merger Sub shall provide any information reasonably requested by the Company relating to any circumstance referred to in the immediately preceding sentence, subject to applicable legal privilege or confidentiality obligations.
(d)   If all or any portion of the Debt Financing becomes unavailable on the terms and conditions (including any applicable market “flex” provisions) contemplated by the Debt Commitment Letters (other than (i) as a sole result of the Company’s breach of this Agreement or (ii) if and for so long as the Company is in breach of its obligations under Agreement and such breach would be the sole cause of the conditions set forth in Section 7.1 or Section 7.2 not to be satisfied) and such portion is necessary to fund the Required Amount on the Closing Date, (i) Parent shall promptly notify the Company in writing of such unavailability and the reason therefor and (ii) Parent and Merger Sub shall use their reasonable best efforts to arrange and obtain, as promptly as practicable, alternative financing from the same or alternative sources in an amount sufficient, together with the remaining available Financing to fund the Required Amount on the Closing Date (“Alternative Debt Financing”); provided that Parent shall not be required to arrange or obtain any Alternative Debt Financing having terms and conditions (including market “flex” provisions) that are less favorable to Parent and Merger Sub (or their respective Affiliates) than the terms and conditions set forth in the Debt Commitment Letters and the Redacted Fee Letters. Parent shall deliver to the Company forthwith if it obtains the same true and complete executed copies of any commitment letters (including related fee letters) with respect to any Alternative Debt Financing (which fee letters may be redacted in a fashion consistent with the Redacted Fee Letters).
(e)   For purposes of this Agreement, references to (x) the “Financing” shall include the financing contemplated by the Financing Letters as permitted to be amended, modified, supplemented, waived or replaced by this Section 6.13 and any Alternative Debt Financing, (y) the “Debt Commitment Letters” shall include such documents as permitted to be amended, modified, supplemented, waived or replaced by this Section 6.13 and any commitment letter or other binding documentation with respect to any Alternative Debt Financing and (z) “Debt Financing” shall include the debt financing contemplated by the Debt Commitment Letters as permitted to be amended, modified, supplemented, waived or replaced by this Section 6.13 and any Alternative Debt Financing.
(f)   For the avoidance of doubt, without expanding or amending the limitations on remedies in Sections 8.2, 9.5(b) and 9.5(c), compliance by Parent and Merger Sub with this Section 6.13 shall not relieve

Parent or Merger Sub of their obligations to consummate the transactions contemplated by this Agreement whether or not the Financing is available.
6.14.   Cooperation with Debt Financing.
(a)   Prior to the Closing Date, the Company shall, and shall cause its Subsidiaries to, and shall use reasonable best efforts to cause its and their respective Representatives (including legal and accounting representatives) to, provide to Parent and Merger Sub, in each case at Parent’s sole cost and expense to the extent subject to the Reimbursement Obligations, such cooperation as is customary and reasonably requested by Parent in connection with the arrangement and obtainment of the Debt Financing or any high-yield bonds being issued in lieu of all or a portion of the Debt Financing, including:
      (i)   furnishing Parent and Merger Sub (and Parent and Merger Sub may then furnish to applicable Financing Sources) as promptly as practicable with the Required Information;
      (ii)   using reasonable best efforts to cause senior management of the Company, with appropriate seniority and expertise, to assist in the preparation for and to participate in a reasonable number of investor and lender meetings (including a reasonable and limited number of one-on-one meetings and calls that are requested in advance with or by the parties acting as lead arrangers or agents for, and prospective lenders of, the Debt Financing or any high-yield bonds being issued in lieu of all or a portion of the Debt Financing), presentations, road shows, due diligence sessions (including accounting due diligence sessions), drafting sessions and sessions with rating agencies in connection with the Debt Financing or any high-yield bonds being issued in lieu of all or a portion of the Debt Financing at reasonable times and locations mutually agreed, and to assist Parent in obtaining ratings in connection with the Debt Financing or any high-yield bonds being issued in lieu of all or a portion of the Debt Financing;
      (iii)   using reasonable best efforts to provide assistance with the preparation by Parent and the Financing Sources of materials for rating agency presentations, offering documents, private placement memoranda, bank information memoranda, syndication memoranda, offering memoranda, lender presentations, confidential information memoranda and other customary marketing documents required in connection with the Debt Financing or any high-yield bonds being issued in lieu of all or a portion of the Debt Financing (collectively, the “Debt Marketing Materials”), including (A) furnishing (x) information reasonably necessary to prepare risk factors and (y) records, data or other information reasonably available and necessary to support any statistical information or claims relating to the Company appearing in the Debt Marketing Materials and (z) customary executed certificates of the chief financial officer (or other comparable officer) of the Company with respect to financial information (including pro forma financial information) included in the Debt Marketing Materials and (B) executing and delivering customary authorization letters in connection with bank information memoranda and lender presentations (which include customary 10b-5 and material non-public information representations);
      (iv)   using reasonable best efforts to cooperate reasonably with the Financing Sources’ due diligence, to the extent customary and reasonably requested;
      (v)   using reasonable best efforts to provide reasonable and customary assistance to Parent in connection with Parent’s preparation of pro forma financial statements of the Company and its Subsidiaries of the type necessary or reasonably requested by the Financing Sources to be included in any Debt Marketing Materials in respect of the Debt Financing or any high-yield bonds being issued in lieu of all or a portion of the Debt Financing, including by providing financial and other pertinent information regarding the Company and its Subsidiaries and their respective businesses; provided, that neither the Company nor any of its Subsidiaries or Representatives shall be required to provide any information or assistance relating to (A) other than with respect to the Existing Credit Documents and any other Indebtedness of the Company and its Subsidiaries that is anticipated to remain outstanding following the Closing, the proposed debt and equity capitalization that is required for such pro forma financial information or assumed interest rates and fees and expenses relating to such debt and equity capitalization, (B) any post-Closing or pro forma cost savings, synergies, capitalization, ownership or other pro forma adjustments desired to be incorporated into any information used in connection with the Debt Financing or (C) any information related to Parent or any of its Subsidiaries or any adjustments that are not directly related to the acquisition of the Company;

      (vi)   using reasonable best efforts to assist in the preparation, execution and delivery of pledge and security documents, other definitive financing documents, including any credit agreements, notes, indentures, guarantee and collateral documents, customary closing certificates and documents and back-up therefor and for legal opinions in connection with the Debt Financing or any high-yield bonds being issued in lieu of all or a portion of the Debt Financing (including executing and delivering a solvency certificate from the chief financial officer or treasurer (or other comparable officer) of the Company (in the form attached as Exhibit H to the Cash Flow Credit Agreement, as modified to reflect the Debt Financing)) and other customary documents as may be reasonably requested by Parent or the Financing Sources and otherwise facilitating the pledging of, grant of security interests in and obtaining of perfection of any liens on collateral in connection with the Debt Financing or any high-yield bonds being issued in lieu of all or a portion of the Debt Financing; provided that (except in the case of (A) a customary certificate of the chief financial officer (or other comparable officer) of the Company described in clause (iii)(A)(z) above that is required to be delivered upon “pricing” and closing of the high-yield bonds, (B) the authorization letters set forth in clause (iii) above and (C) the representation letters required by the Company’s auditors in connection with the delivery of “comfort letters” set forth in clause (xi) below), (I) none of the documents or certificates shall be executed and/or delivered except in connection with the Closing, (II) the effectiveness thereof shall be conditioned upon, or become operative as of or after, the occurrence of the Closing and (III) no liability shall be imposed on the Company or any of its Subsidiaries or any of their respective officers or employees prior to the Closing Date;
      (vii)   providing all documentation and other information about the Company and its Subsidiaries as is reasonably requested under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, Title III of Pub. L. 107-56 (signed into law on October 26, 2001, as amended from time to time) and the Customer Due Diligence Requirements for Financial Institutions issued by the U.S. Department of Treasury Financial Crimes Enforcement Network under the Bank Secrecy Act (such rule published May 11, 2016 and effective May 11, 2018, as amended from time to time) and providing a certification regarding beneficial ownership required by 31 C.F.R. § 1010.230, in each case, at least four (4) Business Days prior to the Closing Date to the extent requested in writing at least nine (9) Business Days prior to the Closing Date;
      (viii)   using reasonable best efforts to ensure that the syndication efforts for the Debt Financing or any high-yield bonds being issued in lieu of all or a portion of the Debt Financing benefit from the Company’s existing lending and banking relationships;
      (ix)   using reasonable best efforts to cooperate with Parent and Parent’s efforts to obtain consents, landlord waivers and estoppels, non-disturbance agreements, non-invasive environmental assessments, legal opinions, surveys and title insurance (including providing reasonable access to Parent and its representatives to all owned or leased real property) as reasonably requested by Parent;
      (x)   using reasonable best efforts to take all corporate, limited liability company, partnership or other similar actions reasonably requested by Parent or any Financing Sources to permit the consummation of the Debt Financing or any high-yield bonds being issued in lieu of all or a portion of the Debt Financing; provided that (i) no such actions shall be required to be effective prior to the Closing, and (ii) no such action shall be required of any director or officer of the Company that is not continuing in such capacity following the Closing Date;
      (xi)   using reasonable best efforts to cause Grant Thornton LLP (and any other auditor to the extent financial statements audited or reviewed by such auditor are or would be included in an offering memorandum) to (1) furnish to Parent and the Financing Sources, consistent with customary practice, customary comfort letters (including “negative assurance” comfort and change period comfort) and consents, together with drafts of such comfort letters that such independent auditors of the Company are prepared to deliver upon “pricing” and “closing” of any high-yield bonds being issued in lieu of all or a portion of the Debt Financing, and deliver such comfort letters upon the “pricing” and “closing” of any such high-yield bonds, with respect to financial information relating to the Company as reasonably requested by Parent or the Financing Sources, as necessary or customary for financings similar to the Debt Financing or any high-yield bonds being issued in lieu of all or a portion of the Debt Financing and (2) attend accounting due diligence session and drafting sessions;

      (xii)   using reasonable best efforts to grant the Financing Sources on reasonable terms and upon reasonable request, at reasonable times and on reasonable notice, access to the Company’s properties, rights, assets and cash management and accounting systems (including cooperating in and facilitating the completion of field examinations, collateral audits, asset appraisals and surveys); and
      (xiii)   using reasonable best efforts to furnish Parent and the Financing Sources all existing field examinations, collateral audits and asset appraisals and surveys of the Company;
provided, that:
            (A)    in no event shall the Company or any of its Subsidiaries be required to provide any such cooperation to the extent it interferes unreasonably with the ongoing operations of the Company and its Subsidiaries;
            (B)    no obligation of the Company or any of its Subsidiaries or any of their respective Representatives on account of the Debt Financing shall be effective until the Closing Date (except in the case of (1) any certificate of the chief financial officer (or other comparable officer) of the Company described in clause (iii)(A)(z) above that is required to be delivered upon “pricing” and closing of the high-yield bonds, (2) the authorization letters set forth in clause (iii) above, (3) any certificate of the chief financial officer (or other comparable officer) of the Company reasonably required by Parent’s counsel in connection with the delivery of any legal opinions such counsel may be required to deliver (including the certificates set forth in clauses (iii) and (vi) above, and (4) the representation letters required by the Company’s auditors in connection with the delivery of “comfort letters” set forth in clause (xi) above);
            (C)    in no event shall the Company or any of its Subsidiaries be required to pay any commitment or other fee, enter into any definitive agreement or agree to provide any indemnity in connection with the Financing that is effective prior to the Closing Date;
            (D)    nothing in this Section 6.14 shall require any action that would conflict with or violate the Company’s or any of its Subsidiaries’ organizational documents or any applicable Laws or result in, prior to the Closing Date, the contravention of any Material Contract to which the Company or its Subsidiaries is a party;
            (E)    neither the Company or its Subsidiaries nor any Persons who is a director, officer or employee of the Company or its Subsidiaries shall be required to (x) pass resolutions or consents to approve or authorize the execution of the Debt Financing (except those which are subject to the occurrence of the Closing passed by directors or officers continuing in their positions following the Closing), or (y) execute any document or Contract (except in the case of (1) any certificate of the chief financial officer (or other comparable officer) of the Company described in clause (iii)(A)(z) above that is required to be delivered upon “pricing” and closing of the high-yield bonds, (2) the authorization letters set forth in clause (iii) above and (3) the representation letters required by the Company’s auditors in connection with the delivery of “comfort letters” set forth in clause (xi) above) prior to the occurrence of the Closing in connection with the Debt Financing;
            (F)   none of the Company or its Subsidiaries or any of their respective Representatives shall be required to disclose or provide any information in connection with the Financing, the disclosure of which, in the judgement of the Company, is subject to attorney-client privilege or could result in the disclosure of any trade secrets or the violation of any confidentiality obligation; provided, that the Company or such Subsidiary shall use reasonable best efforts to provide an alternative means of disclosing or providing such information, and in the case of any confidentiality obligation, the Company shall, to the extent permitted by such confidentiality obligations, notify Parent if any such information that Parent, Merger Sub or any Financing Source has specifically identified and requested is being withheld as a result of any such obligation of confidentiality;
            (G)    none of the Company or its Subsidiaries or any of their respective Representatives shall be required to prepare or deliver (except to the extent (i) constituting Required Information, (ii) in the case of clause (x) or (y), such financial information relates to the Company’s borrowing base (or related terms of similar import) and is of the type and as would customarily be necessary in connection with private-side marketing or syndication materials for asset-based revolving credit facilities or (iii) such financial information is required to be delivered in accordance with Section 6.14(c)), (x) any financial information in a form not customarily prepared by the Company or its Subsidiaries in the ordinary course of their business, (y) any financial information with respect to a fiscal period that has not yet ended or (z) any pro forma financial information or projections (without waiver of the obligations of the Company set forth in clause (v) above);
            (H)    none of the Company or its Subsidiaries or any of their respective Representatives shall be required to deliver any legal opinion in connection with the Debt Financing;
            (I)    none of the Company or its Subsidiaries or any of their respective Representatives shall be required to take any action that would cause the Company or any of its Subsidiaries to breach any representation, warranty, covenant or agreement in this Agreement; and
            (J)    none of the Company or its Subsidiaries or any of their respective Representatives shall be required to take any action that could reasonably be expected to cause any director, officer or employee or stockholder of the Company or any of its Subsidiaries to incur personal liability.
Parent shall, in the event the Closing shall not occur, (x) promptly, upon request by the Company, reimburse the Company for all reasonable and documented out-of-pocket costs and expenses (including (A) reasonable and documented attorneys’ fees and (B) reasonable and documented fees and expenses of the Company’s accounting firms engaged to assist in connection with the Financing, including performing additional requested procedures, reviewing any offering documents, participating in any meetings and providing any comfort letters) incurred by the Company or any of its Subsidiaries or their respective Representatives in connection with the cooperation of the Company and its Subsidiaries and Representatives contemplated by Section 6.14(a) (it being understood that the reimbursement set forth in this paragraph shall not apply to any fees, costs and expenses incurred by, or on behalf of, the Company in connection with its ordinary course financial reporting requirements); and (y) indemnify and hold harmless the Company, its Subsidiaries and their respective Representatives from and against any and all losses, damages, claims, costs or expenses suffered or incurred by any of them in connection with the arrangement of the Financing (including the performance of their respective obligations under this Section 6.14) and any information used in connection therewith, in each case other than to the extent any of the foregoing was suffered or incurred as a result of (I) the fraud, bad faith, gross negligence or willful misconduct of, or a material breach of this Agreement by, the Company, any of its Subsidiaries or any of their respective Representatives or (II) information provided by or on behalf of the Company, any of its Subsidiaries or any of their respective Representatives (the obligations set forth in this paragraph collectively, the “Reimbursement Obligations”).
(b)   The Company hereby consents to the use of its logos, names and trademarks in connection with the Debt Financing or any high-yield bonds being issued in lieu of all or a portion of the Debt Financing; provided that Parent and Merger Sub shall ensure that such logos, names and trademarks are used solely in a manner that is not intended to or reasonably likely to harm or disparage the Company or the Company’s reputation or goodwill.
(c)   The Company shall, and shall cause its Subsidiaries to, supplement the Required Information on a reasonably current basis to the extent that any such Required Information, to the knowledge of the Company or any Subsidiary, when taken as a whole and in light of the circumstances under which such statements were made, contains any material misstatement of fact or omits to state any material fact necessary to make such information not materially misleading.
(d)   At the reasonable request of Parent, and subject to the consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed), the Company shall use reasonable best efforts to make public, in a customary form and manner reasonably acceptable to Parent and in compliance with Regulation FD under the Exchange Act (“Regulation FD”), certain information identified by Parent relating to the Company for purposes of permitting such information to be included in the Debt Marketing Materials to be provided to potential investors who do not wish to receive material nonpublic information with respect to any of the Company, its Subsidiaries or any of their respective securities (to the extent it is customary to so include such information).

(e)   Parent and Merger Sub acknowledge and agree that the obtaining of the Financing, or any Alternative Debt Financing, is not a condition to Closing.
6.15.   Other Actions by the Company.
(a)   Takeover Statutes.   If any Takeover Statute is or becomes applicable to the Merger or the other transactions contemplated by this Agreement, each of the Company, Parent and Merger Sub and the members of their respective boards of directors shall use reasonable best efforts to, to the extent permitted by applicable Law, grant such approvals and take such actions as are necessary so that the Merger or such transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise use reasonable best efforts to eliminate or minimize the effects of such statute or regulation on such transactions.
(b)   Section 16 Matters.   The Company and the Company Board (or a duly formed committee thereof consisting of non-employee directors (as such term is defined for the purposes of Rule 16b-3 promulgated under the Exchange Act)), shall, prior to the Effective Time, take all such actions as may be necessary or appropriate to cause the transactions contemplated by this Agreement and any other dispositions of equity securities of the Company (including derivative securities) in connection with the transactions contemplated by this Agreement by any individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company to be exempt under Rule 16b-3 promulgated under the Exchange Act, to the extent permitted by applicable Law.
6.16.   Obligations of Parent.
(a)   Parent, in its capacity as the sole stockholder of Merger Sub, shall, in accordance with applicable Law and its certificate of incorporation and bylaws, approve and adopt this Agreement by written consent immediately following its execution.
(b)   Prior to the Effective Time, without the prior written consent of the Company, Parent shall not permit or agree to permit any Person to obtain any equity interests (or rights to obtain any equity interests) in Parent if such action would, individually or in the aggregate, reasonably be expected to prevent or materially delay the ability of Parent and Merger Sub to consummate the Merger and any other transactions contemplated by this Agreement.
ARTICLE VII
Conditions
7.1.   Conditions to Each Party’s Obligation to Effect the Merger.   The respective obligation of each Party to effect the Merger is subject to the satisfaction or waiver (except with respect to Section 7.1(a), which shall not be waivable) at or prior to the Closing of each of the following conditions:
(a)   Requisite Company Stockholder Approvals.   The Requisite Company Stockholder Approvals shall have been obtained.
(b)   Antitrust Clearance.   The waiting period applicable to the consummation of the Merger under the HSR Act shall have expired or been terminated and the approvals, clearances or expirations of waiting periods under the other Antitrust Laws set forth on Section 5.1(d)(i) of the Company Disclosure Schedule Laws shall have been obtained or deemed obtained as a result of the expiry of applicable waiting periods.
(c)   Laws or Orders.   No court or other Governmental Authority of competent jurisdiction shall have enacted, announced, issued, promulgated, enforced or entered any Law (whether temporary, preliminary or permanent) (collectively, an “Order”) that is in effect that restrains, enjoins, renders illegal or otherwise prohibits consummation of the Merger.

7.2.   Conditions to Obligations of Parent and Merger Sub.   The obligations of Parent and Merger Sub to effect the Merger are also subject to the satisfaction or waiver by Parent at or prior to the Closing of the following conditions:
(a)   Representations and Warranties.   (i) The representation and warranty of the Company set forth in Section 5.1(g)(ii) (Absence of Material Adverse Effect) and Section 5.1(w)(ii) (Existing Credit Documents) shall have been true and correct as of the date of this Agreement and shall be true and correct as of the Closing Date; (ii) each of the representations and warranties of the Company set forth in Sections 5.1(b)(i), 5.1(b)(iv) and 5.1(b)(v) (Capital Structure) shall be true and correct as of the date of this Agreement and shall be true and correct as of the Closing Date (except to the extent that any such representation or warranty expressly speaks as of a particular date or period of time, in which case as of such particular date or period of time), except for any inaccuracies that would result in no more than a de minimis increase in the aggregate amount of the Merger Consideration and the aggregate amount to be paid in respect of Company Options, Company RSU Awards and Company PSU Awards pursuant to Section 4.3 of this Agreement; (iii) each of the representations and warranties of the Company set forth in the first sentence of Section 5.1(a) (Organization, Good Standing and Qualification), the first sentence of Section 5.1(b)(iii) (Capital Structure), Section 5.1(c) (Corporate Authority; Approval and Fairness), Section 5.1(m) (Takeover Statutes) and Section 5.1(u) (Brokers and Finders) shall have been true and correct in all material respects as of the date of this Agreement and shall be true and correct in all material respects as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case such representation and warranty shall be so true and correct in all material respects as of such particular date or period of time); and (iv) the other representations and warranties of the Company set forth in this Agreement (without giving effect to any materiality limitations, such as “material,” “in all material respects” and “Material Adverse Effect” set forth therein) shall have been true and correct as of the date of this Agreement and shall be true and correct as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case such representation and warranty shall be so true and correct as of such particular date or period of time), except, in the case of this clause (iv), for any failures of such representations and warranties to be so true and correct that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(b)   Performance of Obligations of the Company.   The Company shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date.
(c)   Company Closing Certificate.   Parent and Merger Sub shall have received at the Closing a certificate signed on behalf of the Company by the Chief Executive Officer or Chief Financial Officer of the Company certifying that the conditions set forth in Section 7.2(a) and Section 7.2(b) are satisfied.
7.3.   Conditions to Obligation of the Company.   The obligation of the Company to effect the Merger is also subject to the satisfaction or waiver by the Company at or prior to the Closing of the following conditions:
(a)   Representations and Warranties.   The representations and warranties of Parent and Merger Sub set forth in this Agreement shall have been true and correct as of the date of this Agreement and shall be true and correct as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case such representation and warranty shall be so true and correct as of such particular date or period of time), except as would not, individually or in the aggregate, reasonably be expected to prevent the ability of Parent or Merger Sub to consummate the Merger and deliver the Merger Consideration in accordance with Article IV.
(b)   Performance of Obligations of Parent and Merger Sub.   Each of Parent and Merger Sub shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date.
(c)   Parent Closing Certificate.   The Company shall have received at the Closing a certificate signed on behalf of Parent and Merger Sub by an executive officer of Parent certifying that the conditions set forth in Section 7.3(a) and Section 7.3(b) are satisfied.

ARTICLE VIII
Termination
8.1.   Termination.   This Agreement may be terminated and the Merger and any other transactions contemplated by this Agreement may be abandoned at any time prior to the Effective Time:
(a)   by mutual written consent of the Company and Parent;
(b)   by either Parent or the Company, if the Merger shall not have been consummated on or before September 5, 2022 (the “Initial Outside Date”), provided, however, that the right to terminate this Agreement pursuant to this Section 8.1(b) shall not be available to any Party whose failure to comply with its obligations under this Agreement has been the primary cause of, or has primarily resulted in, the failure of the Closing to occur on or prior to such date; provided, further, that (x) if on the Initial Outside Date, all the conditions to Closing, other than (A) the conditions set forth in Section 7.1(b) or Section 7.1(c) (to the extent relating to an Antitrust Law) and (B) those conditions that by their nature are to be satisfied at the Closing, shall have been satisfied or shall be capable of being satisfied or, to the extent permitted by applicable Law and this Agreement, shall have been waived at such time, then the Initial Outside Date shall on a one-time basis automatically be extended from the Initial Outside Date to December 13, 2022 (the “Extended Outside Date”); (y) if the Marketing Period has commenced but has not yet been completed as of the close of business on the fourth (4th) Business Day immediately prior to the Initial Outside Date, the Initial Outside Date shall be automatically extended until the earlier of the (1) date that is four (4) Business Days after the final day of the Marketing Period and (2) the Extended Outside Date; and (z) if the Marketing Period has not commenced as of the third (3rd) Business Day immediately prior to the Initial Outside Date, and was not able to commence solely due to the “blackout” dates referenced in clause (1)(x) of the proviso in the definition of “Marketing Period” (August 19, 2022 through September 6, 2022), the Initial Outside Date shall be automatically extended until the earlier of (1) three (3) Business Days after the final day of the Marketing Period and (2) the Extended Outside Date. As used in this Agreement, the term “Outside Date” shall mean the Initial Outside Date, unless the Initial Outside Date has been extended to the Extended Outside Date pursuant to the foregoing, in which case, the term “Outside Date” shall mean the Extended Outside Date;
(c)   by either Parent or the Company, if the Requisite Company Stockholder Approvals shall not have been obtained if a vote shall have been taken thereon at the Company Stockholders Meeting or at any postponement, recess or adjournment thereof taken in accordance with this Agreement;
(d)   by either Parent or the Company, if any court or other Governmental Authority of competent jurisdiction shall have enacted, issued, promulgated or entered any Order that permanently restrains, enjoins, renders illegal or otherwise permanently prohibits consummation of the Merger and such Order shall have become final and non-appealable;
(e)   by Parent, if there has been a breach by the Company of any representation, warranty, covenant or agreement set forth in this Agreement, or if any representation or warranty of the Company shall have become untrue or incorrect following the date of this Agreement, in either case such that any condition set forth in Section 7.2(a), or Section 7.2(b) would not be satisfied (and such breach or failure to be true and correct is not curable prior to the Outside Date, or if curable prior to the Outside Date, has not been cured within the earlier of (i) thirty (30) days after the giving of notice thereof by Parent to the Company describing such breach or failure in reasonable detail and stating Parent’s intention to terminate this Agreement and abandon the Merger and any other transactions contemplated by this Agreement or (ii) three (3) Business Days prior to the Outside Date); provided, however, that the right to terminate this Agreement pursuant to this Section 8.1(e) shall not be available to Parent if it is in breach of any representation, warranty, covenant or agreement set forth in this Agreement, which breach would give rise to a failure of a condition set forth in Section 7.3(a) or Section 7.3(b);
(f)   by the Company, if there has been a breach by Parent or Merger Sub of any representation, warranty, covenant or agreement set forth in this Agreement, or if any representation or warranty of Parent or Merger Sub shall have become untrue or incorrect following the date of this Agreement, in either case such that any condition set forth in Section 7.3(a) or Section 7.3(b) would not be satisfied (and such breach or failure to be true and correct is not curable prior to the Outside Date, or if curable prior to the Outside

Date, has not been cured within the earlier of (i) thirty (30) days after the giving of notice thereof by to the Company to the breaching Party describing such breach or failure in reasonable detail and stating the Company’s intention to terminate this Agreement and abandon the Merger and any other transactions contemplated by this Agreement or (ii) three (3) Business Days prior to the Outside Date); provided, however, that the right to terminate this Agreement pursuant to this Section 8.1(f) shall not be available to the Company if it is in material breach of any representation, warranty, covenant or agreement set forth in this Agreement, which breach would give rise to a failure of a condition set forth in Section 7.2(a) or Section 7.2(b);
(g)   by Parent, prior to the time the Requisite Company Stockholder Approvals are obtained, if a Change of Recommendation shall have been made or occurred;
(h)   by the Company, prior to the time the Requisite Company Stockholder Approvals are obtained, in connection with entering into an Alternative Acquisition Agreement providing for a Superior Proposal in accordance with Section 6.2(d); provided that prior to or concurrently with such termination, the Company pays or causes to be paid the Company Termination Fee due to Parent; provided, further, that the right to terminate this Agreement pursuant to this Section 8.1(h) shall not be available to the Company if it has materially breached any covenant or agreement set forth in Section 6.2; or
      (i)   by the Company, at any time prior to the Effective Time, if (i) the Marketing Period has ended, (ii) all of the conditions set forth in Section 7.1 and Section 7.2 have been and remain satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing, but which are capable of being satisfied at the Closing), (iii) the Company has irrevocably confirmed in writing to Parent and Merger Sub that it is prepared to and stands ready, willing and able to consummate the Closing and that all of the closing conditions set forth in Section 7.3 have been satisfied or irrevocably waived, and (iv) Parent and Merger Sub fail to effect the Closing on or prior to the date that is the earlier of (A) one (1) Business Day following the date on which the Closing is otherwise required to occur pursuant to Section 1.2 and (B) the Outside Date.
8.2.   Effect of Termination and Abandonment.
(a)   Except to the extent provided in Sections 8.2(b), 8.2(c), 8.2(d), 8.2(e) and 8.2(g), in the event of termination of this Agreement in accordance with Section 8.1, this Agreement shall become void and of no effect with no liability to any Person on the part of any Party (or of any of its Representatives or Affiliates); provided that (x) no such termination shall relieve the Company of any liability or damages to Parent resulting from any fraud or Willful and Material Breach of its obligations set forth in this Agreement and (y) the provisions set forth in this Section 8.2 and the second and third sentences of Section 9.1 shall survive the termination of this Agreement. In addition to the foregoing, no termination of this Agreement will affect the rights or obligations of any Party pursuant to the Guarantee, which rights, obligations and agreements set forth in the Guarantee will survive the termination of this Agreement in accordance with their respective terms.
(b)   Subject to Section 8.2(e), in the event that this Agreement is terminated:
(i)   (A)   (x)  by either the Company or Parent pursuant to Section 8.1(c) (Requisite Company Stockholder Approvals Not Obtained) or (y) by Parent pursuant to Section 8.1(e) (Company Breach) (as a result of a material breach by the Company of Section 6.2 or Section 6.4);
          (B)   an Acquisition Proposal shall have been made publicly (or otherwise become publicly known) or announced to the Company or the Company Board which Acquisition Proposal has not been irrevocably withdrawn in good faith at least five (5) Business Days prior to the Company Stockholders Meeting or prior to the date of termination in the case of a termination pursuant to Section 8.1(e); and
          (C)   within twelve (12) months after such termination, the Company shall have consummated a transaction contemplated by an Acquisition Proposal or shall have entered into an Alternative Acquisition Agreement with respect to any Acquisition Proposal; provided that, for purposes of this Section 8.2(b), the references to “15%” in the definition of “Acquisition Proposal” shall be deemed to be references to “50%”;

(ii)   by Parent pursuant to Section 8.1(g) (Change of Recommendation); or
(iii)   by the Company pursuant to Section 8.1(h) (Superior Proposal);
then, (1) in the case of Section 8.2(b)(i), within two (2) Business Days after the earlier of consummation of such Acquisition Proposal and entry into such Alternative Acquisition Agreement, (2) in the case of Section 8.2(b)(ii), within two (2) Business Days after termination of this Agreement and (3) in the case of Section 8.2(b)(iii), concurrently with or prior to termination of this Agreement, the Company shall pay or cause to be paid a termination fee of $105 million (the “Company Termination Fee”) to Parent by wire transfer of immediately available funds to an account designated in writing by Parent.
(c)   Subject to Section 8.2(e), if this Agreement is terminated by the Company pursuant to Section 8.1(f) or Section 8.1(i), or by Parent pursuant to Section 8.1(b) if at such time the Company could have validly terminated this Agreement pursuant to Section 8.1(f) or Section 8.1(i), then within two (2) Business Days after termination of this Agreement, Parent shall pay or cause to be paid a termination fee of $210 million (the “Parent Termination Fee” to the Company by wire transfer of immediately available funds to an account designated in writing by the Company.
(d)   Each Party acknowledges that the agreements contained in this Section 8.2 are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, no Party would have entered into this Agreement; accordingly, if the Company or Parent fails to timely pay Parent or Company any amount due pursuant to Section 8.2(b) or Section 8.2(c), as applicable, (any such amount due, a “Termination Payment”), and, to obtain such payment, the Party owed a Termination Payment commences a suit that results in a judgment against the Party owing the applicable Termination Payment, the owing Party shall pay to the owed Party its reasonable, documented and out-of-pocket costs and expenses (including attorneys’ fees of outside counsel) in connection with such suit, together with interest thereon at the prime rate as published in The Wall Street Journal (or if not reported therein, as reported in another authoritative source reasonably selected by the owed Party) in effect on the date such Termination Payment was required to be paid from such date through the date of full payment thereof (any such amounts of costs, expenses and interest, the “Enforcement Costs”); provided, that in no event shall any Party be required to pay Enforcement Costs in an aggregate amount exceeding $5,000,000.
(e)   Limitations on Remedies.
      (i)   In no event shall a Party be required to pay a Termination Payment on more than one occasion.
      (ii)   If this Agreement is terminated pursuant to Section 8.1:
            (A)   the Company’s right to receive the Parent Termination Fee pursuant to and in accordance with Section 8.2(c), if any, any Enforcement Costs pursuant to and in accordance with Section 8.2(d), and the Reimbursement Obligations, in each case, including the Company’s right to enforce the Guarantee to receive such Parent Termination Fee, Enforcement Costs or Reimbursement Obligations from the Guarantor when due and payable in accordance with this Agreement and the Guarantee, shall be the sole and exclusive remedies of the Company and its Related Parties against Parent, Merger Sub and the Parent Related Parties (including the Financing Sources) pursuant to this Agreement or the Debt Financing and the transactions contemplated hereby or thereby, including for any loss or monetary damages suffered as a result of any breach (including any Willful and Material Breach) of any covenant or agreement in this Agreement or the failure of the Merger or any other transactions contemplated by this Agreement to be consummated;
            (B)   except in the event of fraud or Willful and Material Breach, Parent and Merger Sub’s right to receive the Company Termination Fee pursuant to and in accordance with Section 8.2(b), if any, and any Enforcement Costs pursuant to and in accordance with Section 8.2(d) shall be the sole and exclusive remedies of Parent, Merger Sub and their respective Related Parties pursuant to this Agreement and the transactions contemplated hereby, including for any loss or monetary damages suffered as a result of any breach of any covenant or agreement in this Agreement or the failure of the Merger or any other transactions contemplated by this Agreement to be consummated; provided that, in the event Parent or Merger Sub seek damages for Willful and Material Breach of Section 6.2 or Section 6.4, any

Company Termination Fee paid by the Company pursuant to Section 8.2(b)(i)(A)(y) shall be credited against any damages ultimately awarded to Parent or Merger Sub, if any; and
            (C)   For the avoidance of doubt, notwithstanding anything to the contrary in this Agreement, if this Agreement has not been validly terminated, each Party shall have the right to specific performance pursuant to Section 9.5(b) (and the Company shall also have the right to specific performance pursuant to Section 9.5(c)); provided, that, in no event shall (x) the Company be entitled to specifically enforce (or to bring any action or proceeding in equity seeking to specifically enforce) Parent’s rights under the Equity Commitment Letter to cause the Equity Financing to be funded or to effect the Closing other than as expressly provided in Section 9.5(c) and in the Equity Commitment Letter or (y) the Company, Parent or Merger Sub be entitled to seek or specifically enforce any provisions of this Agreement or to obtain an injunction or injunctions to bring any other action or proceeding in equity in connection with the transactions contemplated by this Agreement against any other party hereto other than pursuant to Sections 9.5(b) and 9.5(c), as applicable.
(f)   Each of the Parties acknowledges and agrees that the Termination Payments are not intended to be penalties, but rather are liquidated damages in a reasonable amount that will compensate Parent or the Company, as the case may be, in the circumstances in which such Termination Payment is due and payable, for the efforts and resources expended and opportunities forgone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Merger and any other transactions contemplated by this Agreement, which amount would otherwise be impossible to calculate with precision.
(g)   Following the termination of this Agreement, Parent shall pay the Reimbursement Obligations as and to the extent provided in Section 6.14(a).
ARTICLE IX
Miscellaneous and General
9.1.   Survival.   This Article IX and the agreements of the Company, Parent and Merger Sub contained in Article IV, Section 6.9 (Employee Benefits) and Section 6.11 (Indemnification; Directors’ and Officers’ Insurance) and any other covenant or agreement contained in this Agreement that by its terms applies in whole or in part after the Effective Time shall survive the consummation of the Merger. This Article IX (other than Sections 9.5(b) and 9.5(c)) and the agreements of the Company, Parent and Merger Sub contained in Section 6.10 (Expenses) and Section 8.2 (Effect of Termination and Abandonment) and the Guarantee shall survive the termination of this Agreement. All other representations, warranties, covenants and agreements in this Agreement shall not survive the consummation of the Merger or the termination of this Agreement.
9.2.   Modification or Amendment.   Subject to the provisions of applicable Law, at any time prior to the Effective Time, this Agreement may be amended, modified or waived if, and only if, such amendment, modification or waiver is in writing and signed, in the case of an amendment or modification by Parent, Merger Sub and the Company, or in the case of a waiver, by the Party against whom the waiver is to be effective; provided that after the receipt of the Requisite Company Stockholder Approvals, no amendment shall be made that by applicable Law requires further approval by the holders of Shares without obtaining such further approval. Notwithstanding anything else to the contrary herein, the provisions set forth in Section8.2(e), this Section 9.2, Section 9.5, Section 9.8 and Section 9.16 (and with respect to any of the foregoing, any of the defined terms used therein), in each case, may not be amended, modified or altered in any manner adverse to the Financing Sources in any material respect without the prior written consent of the Committed Lenders.
9.3.   Waiver.   Other than Section 7.1(a), the conditions to each of the respective Parties’ obligations to consummate the Merger and any other transactions contemplated by this Agreement are for the sole benefit of such Party and may be waived by such Party in whole or in part to the extent permitted by applicable Law. No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law (except to the extent specifically provided otherwise in Section 8.2).
9.4.   Counterparts.   This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission or by email of a .pdf attachment shall be effective as delivery of a manually executed counterpart of this Agreement.
9.5.   Governing Law and Venue; Waiver of Jury Trial; Specific Performance.
(a)   This Agreement and any claim, cause of action or Action (whether at law, in contract or in tort) that may directly or indirectly be based upon, relate to or arise out of this Agreement or any transaction contemplated hereby, or the negotiation, execution or performance hereunder shall be governed by, and construed and enforced in accordance with, the Laws of the State of Delaware, without regard to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware. In addition, each of the Parties (a) expressly submits to the personal jurisdiction and venue of the courts of the State of Delaware and the federal courts of the United States of America located in the State of Delaware (the “Chosen Courts”), in the event any dispute between the Parties (whether in contract, tort or otherwise) arises out of this Agreement or the transactions contemplated hereby, (b) expressly waives any claim of lack of personal jurisdiction or improper venue and any claims that such courts are an inconvenient forum with respect to such a claim, and (c) agrees that it shall not bring any claim, action or proceeding against any other Parties relating to this Agreement or the transactions contemplated hereby in any court other than the Chosen Courts. Each Party hereby irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail or by overnight courier service, postage prepaid, to its address set forth in Section 9.6, such service to become effective ten (10) days after such mailing. EACH PARTY HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM, ACTION OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, INCLUDING ANY LEGAL ACTION AGAINST ANY FINANCING SOURCE ARISING OUT OF OR RELATED TO THE DEBT COMMITMENT LETTERS. EACH PARTY (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.5. Notwithstanding anything to the contrary in this Agreement, each Party expressly and irrevocably agrees that any action (whether at law, in contract or in tort) to which any Financing Source is party arising out of or in any way relating to the transactions contemplated hereby shall be brought exclusively in the Supreme Court of New York, County of New York (unless the Supreme Court of the State of New York, County of New York declines to accept jurisdiction over a particular matter, in which case, the United States District Court for the Southern District of New York) (together with the appellate courts thereof, the “New York Courts”), and each of the Parties hereby submits to the exclusive jurisdiction of the New York Courts for the purpose of any such action. Each Party irrevocably and unconditionally agrees not to assert (i) any objection which it may ever have to the laying of venue of any such litigation in any New York Court, (ii) any claim that any such action brought in any New York Court has been brought in an inconvenient form and (iii) any claim that any New York Court does not have jurisdiction with respect to such action.
(b)   The Parties acknowledge and agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that any Party does not perform any of the provisions of this Agreement (including failing to take such actions as are required of it hereunder to consummate this Agreement) in accordance with their specific terms or otherwise breach or threaten to breach any such provisions. It is accordingly agreed that, at any time prior to the valid termination of this Agreement pursuant to Article VIII, subject to the limitations set forth therein and in this Section 9.5, the Parties shall be entitled to an injunction or injunctions, specific performance and other equitable relief to prevent breaches or threatened breaches of this Agreement and to enforce specifically the performance of terms and provisions of this Agreement, including the right of a Party to cause each other Party to consummate the Merger and the other transactions contemplated by this Agreement on the terms and subject to the conditions of this Agreement, and the right of the Company to cause Parent to cause the Financing to be funded pursuant to the terms hereof and to enforce the obligations of the Guarantor pursuant to the terms of the Guarantee and hereof, as applicable, in any court referred to in Section 9.5(a) without proof of actual damages (and each Party hereby waives any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which they are entitled at law or in equity. The Parties further agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Law or inequitable or not appropriate for any reason, nor to assert that a remedy of monetary damages would provide an adequate remedy for any such breach; provided, that, with respect to the equitable remedy to specifically enforce Parent’s or Merger Sub’s obligation to cause the Equity Financing to be funded, Parent and Merger Sub may oppose the granting of specific performance on the basis that one of the conditions set forth in Section 9.5(c) has not been satisfied. The Parties hereto agree that, notwithstanding any other provision of this Agreement to the contrary, but subject to Section 9.5(c), the Company shall be entitled to specific performance (or any other equitable relief) to cause Parent and Merger Sub to cause the Equity Financing to be funded and consummate the Closing on the terms set forth herein.
(c)   Notwithstanding Section 9.5(b) or anything else herein to the contrary, it is explicitly agreed that the right of the Company to obtain specific performance (or any other equitable relief) of Parent’s and Merger Sub’s obligation to cause the Equity Financing to be funded (but not the right of the Company to seek such injunctions, specific performance or other equitable remedies for any other reason) and consummate the Closing shall be subject to the requirements that:
      (i)   the conditions set forth in Section 7.1 and Section 7.2 have been and continue to be satisfied or, to the extent waivable under applicable Law and this Agreement, waived by Parent (other than those conditions that by their nature are to be satisfied by actions taken at the Closing, but which are capable of being satisfied at the Closing);
      (ii)   Parent has failed to consummate the Closing in accordance with Section 1.2;
      (iii)   the Debt Financing (or any Alternative Debt Financing in accordance with Section 6.13(d)) has been funded or will be funded at the Closing (in each case, in accordance with the terms and conditions thereof and in an aggregate amount that, together with the Equity Financing, is sufficient to fund the Required Amounts), if the Equity Financing is funded at the Closing; and
      (iv)   the Company has irrevocably confirmed in writing to Parent that if specific performance is granted and the Debt Financing (or any Alternative Debt Financing in accordance with Section 6.13(d)) is funded and the Equity Financing is funded, then the Company stands ready, willing and able to consummate the Closing and will take such actions that are required of the Company by this Agreement to cause the Closing to occur.
9.6.   Notices.   All notices, requests, instructions or other communications or documents to be given or made hereunder by any Party to the other Parties to this Agreement shall be in writing and (a) served by personal delivery upon the Party for whom it is intended, (b) served by an internationally recognized overnight courier service upon the Party for whom it is intended, (c) delivered by registered or certified mail, return receipt requested or (d) sent by email:
If to Parent or Merger Sub:
c/o Clayton, Dubilier & Rice, LLC
375 Park Avenue, 18th Floor
New York, NY 10152
Attention:
J.L. Zrebiec; Nate Sleeper

Email:
jzrebiec@cdr-inc.com; nsleeper@cdr-inc.com

with a copy to (which shall not constitute notice):
Kirkland & Ellis LLP
601 Lexington Avenue
New York, NY 10022
Attention:
Daniel Wolf, P.C.; David Klein, P.C.; Lukas Richards

Email:
daniel.wolf@kirkland.com; dklein@kirkland.com;
lukas.richards@kirkland.com

Kirkland & Ellis LLP
300 N. LaSalle Street
Chicago, IL 60654
Attention:
Richard Campbell, P.C.; Kevin Mausert, P.C.

Email:
rcampbell@kirkland.com; kmausert@kirkland.com

If to the Special Committee:
Cornerstone Building Brands, Inc.
5020 Weston Parkway, Suite 400
Cary, NC 27513
Attention:
Alena S. Brenner

Email:
Alena.Brenner@cornerstone-bb.com

with a copy to (which shall not constitute notice):
Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, NY 10019
Attention:
Mark Gordon

Email:
MGordon@wlrk.com

If to the Company:
Cornerstone Building Brands, Inc.
5020 Weston Parkway, Suite 400
Cary, NC 27513
Attention:
Alena S. Brenner

Email:
Alena.Brenner@cornerstone-bb.com

with a copy to (which shall not constitute notice):
Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, NY 10019
Attention:
Mark Gordon

Email:
MGordon@wlrk.com

and a further copy (which shall not constitute notice) to:
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004
Attention:
Francis J. Aquila; Melissa Sawyer

Email:
aquilaf@sullcrom.com; sawyerm@sullcrom.com

or to such other Person or addressees as has or have been designated in writing by the Party to receive such notice provided above. Any notice, request, instruction or other communications or document given as provided above shall be deemed given to the receiving Party (w) upon actual receipt, if delivered personally, (x) on the next Business Day after deposit with an overnight courier, if sent by an overnight courier, (y) three (3) Business Days after deposit in the mail, if sent by registered or certified mail or (z) upon confirmation of receipt by the recipient if sent by email. Copies to outside counsel are for convenience only and failure to provide a copy to outside counsel does not alter the effectiveness of any notice, request, instruction or other communication otherwise given in accordance with this Section 9.6.
9.7.   Entire Agreement.   This Agreement (including any exhibits, annexes and schedules hereto) and the documents and other agreements among the Parties, or any of them, as contemplated by or referred to herein, including the Company Disclosure Schedule, the Parent Disclosure Schedule, the Guarantee and the Support Agreement, together with each other agreement entered into by or among any of the Parties as of the date of this Agreement that makes reference to this Section 9.7, constitute the entire agreement among the Parties with respect to the subject matter hereof and supersede all other prior agreements, understandings, representations and warranties, both written and oral, among the Parties with respect to the subject matter hereof. For the avoidance of doubt, the Stockholders Agreement, dated as of November 16, 2018, by and among the Company and certain of its stockholders shall continue to apply unaffected by this Agreement (as modified by that certain Limited Waiver, dated as of February 12, 2022, and the Support Agreement).
9.8.   No Third-Party Beneficiaries.   Except as provided in this Section 9.8, Parent and the Company hereby agree that their respective representations, warranties and covenants set forth herein are solely for the benefit of the other Parties, in accordance with and subject to the terms of this Agreement, and this Agreement is not intended to, and does not, confer upon any Person other than the Parties any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein; provided that if, and only if, the Effective Time occurs, (a) the holders of Shares shall be third-party beneficiaries of, and entitled to rely on, Section 4.1 (Effect on Capital Stock) and Section 4.2 (Exchange of Share Certificates), (b) the holders of Company Equity Awards shall be third-party beneficiaries of, and entitled to rely on, Section 4.3 (Treatment of Company Equity Awards), and (c) the Indemnified Parties shall be third-party beneficiaries of, and entitled to rely on, Section 6.11 (Indemnification; Directors’ and Officers’ Insurance). The Parties further agree that the rights of third-party beneficiaries under the first proviso of this Section 9.8 shall not arise unless and until the Effective Time occurs. Notwithstanding anything in this Agreement to the contrary, the provisions of Section 8.2(e), Section 9.2, Section 9.5, this Section 9.8 and Section 9.16 will, subject to the rights of the Financing Sources in the last sentence of Section 9.2, inure to the benefit of the Financing Sources, each of whom are intended to be third-party beneficiaries thereof (it being understood and agreed that the provisions of such Sections will be enforceable by the Financing Sources).
9.9.   Exercise of Discretion.   For all purposes hereunder, the Company (prior to the Effective Time) and the Company Board, as applicable, shall act, including with respect to the granting of any consent, permission or waiver or the making of any determination, only as directed by the Special Committee.
9.10.   Obligations of Parent and of the Company.   Whenever this Agreement requires a Subsidiary of Parent to take any action, such requirement shall be deemed to include an undertaking on the part of Parent to cause such Subsidiary to take such action. Whenever this Agreement requires a Subsidiary of the Company to take any action, such requirement shall be deemed to include an undertaking on the part of the Company to cause such Subsidiary to take such action and, after the Effective Time, on the part of the Surviving Corporation to cause such Subsidiary to take such action.
9.11.   Transfer Taxes.   All transfer, documentary, sales, use, stamp, registration, excise and other similar Taxes and fees imposed upon the Merger or the transfer of Shares pursuant to the Merger shall be paid by Parent or the Company when due.
9.12.   Definitions.   Capitalized terms used in this Agreement have the meanings specified in Annex A.
9.13.   Severability.   The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application of such provision to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application of such provision, in any other jurisdiction.

9.14.   Interpretation; Construction.
(a)   The table of contents and headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section or Exhibit, such reference shall be to a Section of or Exhibit to this Agreement unless otherwise indicated.
(b)   If a term is defined as one part of speech (such as a noun), it shall have a corresponding meaning when used as another part of speech (such as a verb). Unless the context of this Agreement clearly requires otherwise, words importing the masculine gender shall include the feminine and neutral genders and vice versa, and the definitions of terms contained in this Agreement are applicable to the singular as well as the plural forms of such terms. The words “includes” or “including” shall mean “including without limitation,” the words “hereof,” “hereby,” “herein,” “hereunder” and similar terms in this Agreement shall refer to this Agreement as a whole and not any particular section or article in which such words appear, the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends and such phrase shall not mean simply “if,” any reference to a Law shall include any rules and regulations promulgated thereunder, and any reference to any Law in this Agreement shall mean such Law as from time to time amended, modified or supplemented. Currency amounts referenced herein are in U.S. Dollars. Each reference to a “wholly owned Subsidiary” or “wholly owned Subsidiaries” of a Person shall be deemed to include any Subsidiary of such Person where all of the equity interests of such Subsidiary are directly or indirectly owned by such Person (other than directors qualifying shares, nominee shares or other equity interests that are required by law or regulation to be held by a director or nominee). The terms “provided to” or “made available to,” with respect to documents required to be provided by the Company to Parent or Merger Sub, include documents filed or furnished by the Company with the SEC or in the online data room located at https://wwwna.dfsvenue.com/.
(c)   The Parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement.
9.15.   Successors and Assigns.   This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors, legal representatives and permitted assigns. No Party to this Agreement may assign any of its rights or delegate any of its obligations under this Agreement, by operation of Law or otherwise, without the prior written consent of the other Parties, except that Parent and Merger Sub may assign any and all of its rights under this Agreement, by written notice to the Company, to (a) any of their respective Affiliates that is resident for Tax purposes solely in the United States, any State thereof or the District of Columbia or (b) any Financing Sources pursuant to the terms of the Debt Financing for purposes of creating a security interest herein or otherwise assigning as collateral in respect of the Debt Financing; provided that (i) no assignment shall be permitted if such assignment would, or would reasonably be expected to, prevent or materially delay Parent or Merger Sub from performing their respective obligations under this Agreement or consummating the Merger and any other transactions contemplated by this Agreement, (ii) no assignment shall relieve Parent of any of its obligations pursuant to this Agreement and (iii) no assignment shall relieve Merger Sub of its obligations that are unperformed by its assignee. Any purported assignment in violation of this Agreement is void.
9.16.   No Liability for Financing Sources.   Notwithstanding anything to the contrary herein, none of the Company nor any of its Related Parties shall have any rights or claims against any of the Financing Sources in connection with this Agreement, the Debt Financing or the transactions contemplated hereby or thereby, whether at law or equity, in contract, in tort or otherwise; provided that nothing in this Section 9.16 shall in any way limit or modify (a) the rights and obligations of Topco, Parent and Merger Sub under this Agreement (including obligations pursuant to Section 6.13(a)(v)), the Debt Commitment Letters or, to the extent entered into prior to the Closing, the Definitive Financing Agreements or any Financing Source’s obligations to Topco, Parent and Merger Sub under the Debt Commitment Letters or (b) the rights of the Company and its Subsidiaries from and after the Effective Time under any debt commitment letter or any definitive agreements relating to the Debt Financing executed in connection with the Debt Financing (but not, for the avoidance of doubt, under this Agreement) to the extent the Company and/or its Affiliates are party thereto.

9.17.   No Recourse.   In no event will the Company, whether prior to or after termination of this Agreement, seek or obtain, nor will it permit any of its Representatives to seek or obtain, nor will any other Person be entitled to seek or obtain, any monetary recovery or monetary award of any kind (including consequential, special, indirect or punitive damages) against any Parent Related Party with respect to this Agreement, the Equity Commitment Letter or the Guarantee or the transactions contemplated hereby and thereby (including any breach by the Guarantor, Parent or Merger Sub), the termination of this Agreement, the failure to consummate the transactions contemplated hereby or any claims or actions under applicable Laws arising out of any such breach, termination or failure, except, in each case, for claims that the Company may assert (A) against any Person that is a party to, and solely pursuant to the terms and conditions of, the Confidentiality Agreement and the Support Agreement; (B) against Parent or Merger Sub to the extent expressly provided for in this Agreement, the Guarantee or the Equity Commitment Letter; or (C) against the Guarantor to the extent expressly provided for in this Agreement, the Guarantee or the Equity Commitment Letter.
9.18.   Necessary Further Actions.   If, at any time after the Effective Time, any further action is determined by Parent or the Surviving Corporation to be necessary or desirable to carry out the purposes of this Agreement or to vest in the Surviving Corporation the full right, title and possession of and to all rights and property of Merger Sub and the Company, the officers and directors of the Surviving Corporation shall be fully authorized (in the name of Merger Sub, in the name of the Company and otherwise) to take such action.
[Signature Page Follows]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the Parties as of the date first written above.
CAMELOT RETURN INTERMEDIATE HOLDINGS, LLC
By:
/s/ Rima Simson

Name: Rima Simson
Title:  Vice President, Treasurer and Secretary
CAMELOT RETURN MERGER SUB, INC.
By:
/s/ Rima Simson

Name: Rima Simson
Title:  Vice President, Treasurer and Secretary
[Signature Page to Agreement and Plan of Merger]

CORNERSTONE BUILDING BRANDS, INC.
By:
/s/ Jeffrey S. Lee

Name:  Jeffrey S. Lee
Title:
Executive Vice President, Chief Financial Officer and Chief Accounting Officer

[Signature Page to Agreement and Plan of Merger]

ANNEX A
DEFINED TERMS
“Acceptable Confidentiality Agreement” means an agreement with the Company that is either (i) in effect as of the date hereof; or (ii) executed, delivered and effective after the date hereof, in either case containing provisions that require any counterparty thereto (and any of its Affiliates and Representatives named therein) that receive non-public information of or with respect to the Company to keep such information confidential (subject to customary exceptions); provided, however, that, other than with respect to any immaterial provisions, the confidentiality provisions contained therein are not less favorable to the Company in any material respect than the terms of the Confidentiality Agreements.
“Acquirer CD&R Fund” means CD&R Pisces Holdings, L.P., a Cayman Islands exempted limited partnership.
“Acquisition Proposal” means any proposal or offer from a Third Person relating to any transaction or series of related transactions that, if consummated, would result in (i) a direct or indirect purchase or acquisition by a Third Person of the assets of the Company constituting fifteen percent (15%) or more of the consolidated net revenues, net income or total assets (including equity securities of the Subsidiaries of the Company) of the Company and its Subsidiaries, taken as a whole; (ii) any direct or indirect purchase or acquisition by a Third Person of beneficial ownership of fifteen percent (15%) or more of the total voting power of the Company; or (iii) a direct or indirect merger, joint venture, partnership, consolidation, dissolution, liquidation, tender offer, recapitalization, reorganization, share exchange, business combination or other similar transaction involving the Company pursuant to which such Third Person (or its equityholders) would hold securities representing fifteen percent (15%) or more of the total voting power of the Company (or the surviving or resulting entity) after giving effect to such transaction.
“Affiliate” means a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with a second Person, provided that (w) none of the Affiliated Stockholders shall be deemed to be Affiliates of the Company or any Subsidiaries of the Company, (x) the Company and Subsidiaries of the Company shall not be deemed to be Affiliates of the Affiliated Stockholders, in each case, for any purpose hereunder and (y) CD&R Funds, the Guarantor and their respective controlled Affiliates shall be deemed Affiliates of Parent and Merger Sub.
“Affiliated Stockholders” means CD&R Funds, the Sponsor and their respective Affiliates that are holders of Shares.
“Anti-Corruption Laws” means all U.S. and applicable non-U.S. Laws relating to the prevention of corruption, money laundering, and bribery, including the U.S. Foreign Corrupt Practices Act of 1977 and the UK Bribery Act of 2010.
“Business Day” means any day ending at 11:59 p.m. (New York time) other than a Saturday or Sunday or a day on which banks in the County of New York, New York are required or authorized to close.
“CD&R Funds” means, collectively, CD&R Fund VIII and Acquirer CD&R Fund.
“CD&R Fund VIII” means, collectively, Clayton, Dubilier & Rice Fund VIII, L.P., a Cayman Islands exempted limited partnership, and CD&R Friends & Family Fund VIII, L.P., a Cayman Islands exempted limited partnership.
“Company Equity Plan” means the 2003 Long-Term Stock Incentive Plan of the Company, as amended and/or restated.
“Company Stockholder Approval” means the adoption of this Agreement and the approval of the Merger and the other transactions contemplated hereby by the affirmative vote of the holders representing a majority of the aggregate voting power of the outstanding Shares entitled to vote thereon.
“Company Unaffiliated Stockholder Approval” means the adoption of this Agreement and the approval of the Merger and the other transactions contemplated hereby by the affirmative vote of the holders

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representing a majority of the aggregate voting power of the outstanding Shares beneficially owned by Unaffiliated Stockholders entitled to vote thereon.
“Environmental Law” means any Law relating to pollution, the protection of the environment or human or worker health and safety solely as it relates to any Hazardous Substance.
“Ex-Im Laws” means all U.S. and applicable non-U.S. Laws relating to export, reexport, transfer, and import controls, including the Export Administration Regulations, the customs and import Laws administered by U.S. Customs and Border Protection, and the EU Dual Use Regulation.
“Excluded Information” means (i) any description of post-Closing capital structure, including descriptions of indebtedness or equity of Parent or any of its affiliates (including the Company and its Subsidiaries on or after the Closing Date), other than with respect to the Existing Credit Documents and any other Indebtedness of the Company and its Subsidiaries that is anticipated to remain outstanding following the Closing, (ii) any description of the Debt Financing (including any such descriptions to be included in liquidity and capital resources disclosure and any “description of notes”), (iii) any information that would customarily be provided by an underwriter or initial purchaser in a customary offering memorandum for private placements of non-convertible high-yield bonds under Rule 144A promulgated under the Securities Act, (iv) any information regarding any post-Closing or pro forma cost savings, synergies or other pro forma adjustments, pro forma information (other than pro forma information relating to historical periods, not relating to the transactions contemplated by this Agreement, and not otherwise required to be disclosed by the Company in connection with its public reporting) or projected information, (v) risk factors relating to all or any component of the Debt Financing, (vi) financial statements or information required by Rules 3-05 (with respect to, and only with respect to, the transactions contemplated by this Agreement), 3-09, 3-10 or 3-16 of Regulation S-X, Compensation Discussion and Analysis or other information required by Regulation S-K Items 402 and 601 and (vii) “segment” financial information and disclosure, including, without limitation, any required by Regulation S-K Item 101(b) and FASB Accounting Standards Codification Topic 280 and (viii) any financial information with respect to the Company and its Subsidiaries on a non-consolidated basis.
“Existing Credit Documents” means (a) that certain Cash Flow Credit Agreement, dated as of April 12, 2018 (as amended, supplemented, waived or otherwise modified from time to time, the “Cash Flow Credit Agreement”), among the Company, the several banks and other financial institutions from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, (b) that certain ABL Credit Agreement, dated as of April 12, 2018 (as amended, supplemented, waived or otherwise modified from time to time, the “ABL Credit Agreement”), among the Company, the U.S. subsidiary borrowers from time to time party thereto, the Canadian borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto and UBS AG, Stamford Branch, as administrative agent and collateral agent, and (c) that certain Indenture, dated as of April 12, 2018, among the Company, the subsidiary guarantors from time to time party thereto and Wilmington Trust, National Association, as trustee (as amended, supplemented, waived or otherwise modified from time to time, the “Indenture”).
“Financing Sources” means the Persons (including the agents, arrangers and lenders) that have committed to provide, or have otherwise entered into agreements in connection with the Debt Financing, any high-yield bonds being issued in lieu of any portion of the Debt Financing or any Alternative Debt Financing in connection with the transactions contemplated hereby pursuant to the Debt Commitment Letters, and any joinder agreements, indentures or credit agreements entered into pursuant thereto or relating thereto, together with their respective Affiliates, and the respective officers, directors, employees, partners, trustees, shareholders, controlling persons, agents, advisors and Representatives of the foregoing, and the respective successors and assigns of the foregoing.
“Group” shall have the meaning given to such term under Section 13 of the Exchange Act.
“Hazardous Substance” means any material, substance, chemical, contaminant or waste that is listed, regulated, classified or defined as hazardous, toxic or as a pollutant under any Environmental Law, including, without limitation, any petroleum compounds or petroleum derivatives, asbestos and asbestos containing materials, per- and polyfluoroalkyl substances, pesticides, odor, regulated levels of mold or polychlorinated biphenyls.

A-2

“Indebtedness” means, with respect to any Person, without duplication, as of the date of determination, means all indebtedness, liabilities and obligations, now existing or hereafter arising, for money borrowed by a Person, or any contingent liability for or guaranty by a Person of any obligation of any other Person (including the pledge of any collateral or grant of any security interest by a Person in any property as security for any such liability, guaranty or obligation) whether or not any of the foregoing is evidenced by any note, indenture, guaranty or agreement, but excluding all trade payables incurred in the ordinary course of business.
“Intellectual Property Rights” means, in any and all jurisdictions throughout the world, all intellectual property and proprietary rights, including all (i) patents, divisionals, continuations, renewals, extensions, reexaminations, inventions, trademarks, trade names, trade dress, domain names, copyrights, designs and trade secrets, (ii) applications for and registrations of patents, trademarks, service marks, trade names, trade dress, domain names, copyrights and designs, (iii) processes, formulae, methods, schematics, technology, know-how, computer software programs (including source code and object code) and applications, data and databases, and (iv) other intangible proprietary or confidential information.
“Knowledge” means, when used with respect to the Company, the actual knowledge of any of the persons listed on Section A.1 of the Company Disclosure Schedule and, with respect to Parent, the actual knowledge of any of the persons listed on Section A.1 of the Parent Disclosure Schedule, in each case, after reasonable inquiry of such Person’s direct reports.
“Leased Real Property” means the leasehold or subleasehold interests and any other rights to use or occupy any land, buildings, structures, improvements, fixtures or other interests in real property held by the Company or any of its Subsidiaries under the Real Property Leases.
“Lien” means any mortgage, lien, pledge, charge, security interest, deed of trust, U.S. Uniform Commercial Code lien, right of first refusal, easement, or similar encumbrance in respect of any property or asset, including any restriction on the voting of any security, any restriction on the transfer of any security or other asset, any restriction on the receipt of any income derived from any asset, any restriction on the use of any asset or any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset.
“Marketing Period” means (A) at all times to and including November 9, 2022, the first period of seventeen (17) consecutive Business Days after the date hereof throughout and at the end of which (i) Parent shall have the Required Information and (ii) the conditions set forth in Sections 7.1 and 7.2 shall be satisfied or, to the extent permitted by applicable Law, waived (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions) and nothing has occurred and no condition exists that would cause any of the conditions set forth in Sections 7.1 and 7.2 to fail to be satisfied assuming the Closing were to be scheduled for any time during such seventeen (17) consecutive Business Day period and (B) at all times from and after November 10, 2022, the first period of seventeen (17) consecutive Business Days after the date hereof throughout and at the end of which (i) Parent shall have the Required Information and (ii) the conditions set forth in Sections 7.1 and 7.2 shall be satisfied or, to the extent permitted by applicable Law, waived (other than (I) those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions and (II) the conditions set forth in Sections 7.1(a) and 7.1(b), it being understood that this clause shall not constitute a waiver of such conditions for purposes of Article VII)) and nothing has occurred and no condition exists that would cause any of the conditions set forth in Sections 7.1 and 7.2 (other than the conditions set forth in Sections 7.1(a) and 7.1(b) if such conditions were not satisfied at the commencement of such seventeen (17) consecutive Business Day period as contemplated by clause (II) of the immediately precedent parenthetical above) to fail to be satisfied assuming the Closing were to be scheduled for any time during such seventeen (17) consecutive Business Day period; provided, in the case of each of clauses (A) and (B), that (1) (x) if such seventeen (17) consecutive Business Day period shall not have ended on or prior to August 19, 2022, then such seventeen (17) consecutive Business Day period shall not commence prior to September 6, 2022 and (y) November 25, 2022 shall not constitute a Business Day for purposes of calculating such seventeen (17) consecutive Business Day period, (2) the Marketing Period shall not be deemed to have commenced if, after the date hereof and prior to the Closing Date, (w) any of the historical financial statements that are included in the Required Information become stale under Regulation S-X or under customary practices for offerings and private placements of high-yield debt securities under Rule 144A promulgated under the Securities Act, in which case the Marketing Period will not be deemed to commence

A-3

unless and until, at the earliest, the Company furnishes Parent with updated Required Information, (x) Grant Thornton LLP (or any other auditor to the extent financial statements audited by such auditor are to be included in the Required Information) shall have withdrawn its audit opinion with respect to any of the audited financial statements of the Company or that are included in the Required Information, in which case the Marketing Period shall not be deemed to commence unless and until, at the earliest, a new unqualified audit opinion is issued with respect to such financial statements by Grant Thornton LLP or another nationally-recognized independent public accounting firm reasonably acceptable to Parent, (y) the Company restates or the Company Board has determined to restate or Grant Thornton LLP (or any other auditor to the extent financial statements audited by such auditor are to be included in the Required Information) has determined that it is necessary to restate any historical financial statements of the Company that are included in the Required Information or the Company shall have determined or publicly announced that a restatement of any such historical financial statements is required, in which case the Marketing Period shall not be deemed to commence unless and until, at the earliest, such restatement has been completed or the Company Board subsequently concludes that no restatement shall be required in accordance with U.S. GAAP or (z) the Required Information, taken as a whole, contains any untrue statement of a material fact or omits to state any material fact, in each case with respect to the Company, necessary in order to make the statements contained in the Required Information, in light of the circumstances under which they were made, not misleading, in which case the Marketing Period shall not be deemed to commence unless and until such Required Information has been updated so that there is no longer any such untrue statement or omission and (3) the Marketing Period shall end on any earlier date prior to the expiration of the seventeen (17) consecutive Business Day period described above if the Debt Financing is actually funded on such earlier date; provided, further, that if the Company shall in good faith reasonably believe it has provided the Required Information and that the Marketing Period has commenced, it may deliver to Parent a written notice to that effect (stating when it believes it completed such delivery and when it believes such period has commenced), in which case, subject to clauses (w) through (z) above, the Marketing Period will be deemed to have commenced on the first Business Day immediately following the date of such notice unless Parent, in good faith, believes the Marketing Period has not commenced and within three (3) Business Days after the delivery of such notice by the Company, delivers a written notice to the Company to that effect and setting forth with reasonable specificity why Parent believes the Marketing Period has not commenced.
“Material Adverse Effect” means any change, effect, event, occurrence or development that is materially adverse to the business or financial condition of the Company and its Subsidiaries, taken as a whole; provided, however, that no change, effect, event, occurrence or development resulting from the following shall constitute a Material Adverse Effect or be taken into account in determining whether a Material Adverse Effect has occurred, is occurring or would be occurring: (A) changes in the economy or financial, debt, credit or securities markets generally in the United States or any other country or region in the world, or changes in conditions in the global economy generally; (B) changes generally affecting the industries (including the residential and commercial construction, manufactured housing or remodeling and renovation industries) in which the Company and its Subsidiaries operate (including changes or developments in aluminum, steel or other commodity prices or the Company’s raw material inputs and end products or any change affecting the aluminum or steel industries generally); (C) changes in United States generally accepted accounting principles (“U.S. GAAP”) or in any Law, or the official interpretations thereof; (D) changes in any political or geopolitical, regulatory, legislative or social conditions, acts of war (whether or not declared), hostilities, military actions or acts of terrorism, or any escalation or worsening of the foregoing; (E) weather conditions or acts of God (including storms, earthquakes, tsunamis, tornados, hurricanes, pandemics (including SARS-CoV-2 or COVID-19, any evolutions or mutations thereof or related or associated epidemics, pandemics or disease outbreaks (“COVID-19”)), epidemics or other outbreaks of disease, quarantine restrictions, floods, droughts or other natural disasters and force majeure events) (or escalation or worsening of any such events or occurrences, including, as applicable, subsequent wave(s)); (F) any capital market conditions, in each case in the United States or any other country or region in the world; (G) any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down, closure, sequester, safety or similar Law, directive, guidelines or recommendations promulgated by any Governmental Authority, including the Centers for Disease Control and Prevention and the World Health Organization, in each case, in connection with or in response to COVID-19 (“COVID-19 Measures”); (H) a decline, in and of itself, in the price or trading volume of the Shares on the New York Stock Exchange (“NYSE”) or any other securities market or in the trading price of any other securities of the Company or any of its Subsidiaries;

A-4

provided that the underlying causes of any such decline may be taken into account unless (and to the extent) such underlying cause would otherwise be excluded by other clauses of this definition; (I) any failure, in and of itself, by the Company to meet any internal or published projections, forecasts, estimates or predictions of revenues, earnings, cash flow or cash position or other financial or operating measures or metrics (whether such projections, forecasts, estimates or predictions were made by the Company or independent third parties) for any period; provided that the underlying causes of any such failure may be taken into account unless (and to the extent) such underlying cause would otherwise be excluded by other clauses of this definition; (J) (x) the identity of Parent or Merger Sub or (y) the announcement, pendency or consummation of this Agreement or the Merger, or any amendment of the Schedule 13D or Schedule 13D/A filed by the applicable CD&R Funds, including, in each case the impact thereof on relationships with employees, customers, suppliers, distributors, partners, vendors or other Persons (provided, that this clause (J) shall not apply to any representation or warranty contained in this Agreement to the extent that such representation or warranty expressly addresses consequences resulting from the execution of this Agreement or the consummation or pendency of the transactions contemplated hereby); (K) any action or claim made or brought by any of the current or former stockholders of the Company (or on their behalf or on behalf of the Company) against the Company or any of its directors, officers or employees arising out of this Agreement or the Merger or any other transactions contemplated by this Agreement; (L) any action or inaction by the Company or its Subsidiaries taken or omitted to be taken at the written request of Parent or Merger Sub as or with the written consent of Parent or Merger Sub or expressly required by this Agreement; or (M) the availability or cost of equity, debt or other financing to Parent or Merger Sub; except, in the case of clauses (A) through (F) (other than, in the case of clause (E), any change, effect, event, occurrence or development with respect to COVID-19 or the COVID-19 Measures or any escalation or worsening thereof (including any subsequent waves)), to the extent the Company and its Subsidiaries, taken as a whole, are disproportionately adversely affected by such changes, effects, events, occurrences or developments, compared to other, similarly sized and situated companies in the residential and commercial building product manufacturing sector and then solely to the extent of any such disproportionality.
“Non-Recused Directors” means the members of the Company Board other than the Recused Directors.
“Parent Related Party” means any Related Party of Parent.
“Permitted Liens” means: (I) Liens for current Taxes or assessments that are (x) not yet due or delinquent or (y) are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with U.S. GAAP prior to the date of this Agreement; (II) statutory liens or landlords’, carriers’, warehousemen’s, mechanics’, suppliers’, workmen’s, materialmen’s or repairmen’s liens or other like Liens arising or incurred in the ordinary course of business; (III) with respect to the Real Property, (x) easements, covenants, conditions, restrictions or other similar matters of record that do not materially impair the use, occupancy or value of such Real Property, including any other agreements, conditions or restrictions that are shown by a current title report or other similar report or listing or implied by law, including easements for streets, alleys, highways, telephone lines, power lines, and railways, and all matters of public record, (y) zoning, building, subdivision or other similar requirements or restrictions which are imposed by any Governmental Authority of competent jurisdiction which are not violated by the current use or occupancy of such Real Property or the operation of the business thereon and (z) mechanics liens and similar liens for labor, materials or supplies provided with respect to such Real Property incurred in the ordinary course of business for amounts which are not due and payable; (IV) pledges or deposits under workmen’s compensation Laws, unemployment insurance Laws, social security, retirement or similar legislation, or good-faith deposits in connection with bids, tenders, contracts (other than for the payment of Indebtedness) or leases to which such entity is a party, or deposits to secure public or statutory obligations of such entity or to secure or appeal bonds to which such entity is a party, or deposits as security for contested Taxes, in each case incurred or made in the ordinary course of business; (V) non-exclusive licenses and similar non-exclusive rights granted with respect to Intellectual Property Rights granted in the ordinary course of business; (VI) Liens, charges, fees or assessments for business parks, industrial parks or other similar organizations not yet due or delinquent; and (VII) Liens to the extent specifically disclosed or reflected on the consolidated balance sheet of the Company for the year ended December 31, 2021 (or any notes thereto) and/or securing Indebtedness or other obligations reflected on such balance sheet or otherwise disclosed on the Company Disclosure Schedule.

A-5

“Person” means any individual, corporation (including not-for-profit), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, Governmental Authority or other entity of any kind or nature.
“Protected Information” means personally identifying information and data (whether of employees, contractors, consultants, customers, consumers, or other Persons and whether in electronic or any other form or medium) that is accessed, collected, used, processed, stored, shared, distributed, transferred, disclosed, destroyed, or disposed of by or on behalf of the Company or any of its Subsidiaries.
“Real Property” means the Leased Real Property and the Owned Real Property.
“Real Property Leases” means the leases, subleases, licenses or other agreements, including all amendments, extensions, renewals, guaranties or other agreements with respect thereto, under which the Company or any of its Subsidiaries uses or occupies or has the right to use or occupy any real property.
“Recused Directors” means the members of the Company Board listed on Section A.2 of the Company Disclosure Schedule.
“Redacted Fee Letters” means the fee letters with Financing Sources with respect to the Debt Financing in which the only redactions are pricing terms, the existence and/or the amount of fees, “price flex”, other economic or “flex” provisions and other commercially sensitive information that are customarily redacted in connection with transactions of this type; provided, that, in each case, such redactions do not relate to any terms that would affect the conditionality, enforceability, availability, termination or aggregate principal amount (except as a result of increased original issue discount or upfront fees resulting from the exercise of “price flex”) of the Debt Financing or other funding being made available by such Financing Source.
“Registered Intellectual Property” means all Intellectual Property Rights owned or purported to be owned by the Company or any of its Subsidiaries and issued by, registered with, renewed by or the subject of a pending application before any Governmental Authority.
“Regulation S-K” shall mean Regulation S-K promulgated under the Securities Act
“Regulation S-X” shall mean Regulation S-X promulgated under the Securities Act.
“Related Party” means, with respect to a Party, such Party and any of such Party’s respective former, current or future Affiliates and any of the foregoing’s respective former, current or future, direct or indirect, officers, directors, employees, Affiliates, shareholders, equity holders, managers, members, partners, agents, attorneys, advisors, financing sources or other Representatives or any of the foregoing’s respective successors or assigns.
“Representative” means, with respect to any Person, its directors, officers, employees, investment bankers, financial advisors, attorneys, accountants, and other representatives and advisors.
“Required Information” means (A) (1) the audited consolidated balance sheets and the related audited consolidated statements of income or operations, stockholders’ equity and cash flows of the Company for the two most recently completed fiscal years of the Company ended at least seventy-five (75) days prior to the Closing Date, together with all related notes and schedules thereto, and in each case accompanied by the audit reports thereon of Grant Thornton LLP, and (2) the unaudited consolidated balance sheets and related consolidated statements of income or operations, stockholders’ equity and cash flows of the Company for any subsequent fiscal quarter ended at least forty (40) days prior to the Closing Date and the portion of the fiscal year through the end of such quarter (other than in each case the fourth quarter of any fiscal year) and, in each case, for the comparable period of the prior fiscal year, together with all related notes and schedules thereto, in the case of each of clauses (1) and (2) above, prepared in accordance with U.S. GAAP and in compliance with Regulation S-X (other than Rules 3-09, 3-10 and 3-16 of Regulation S-X) and which, with respect to clause (2), shall have been reviewed by the independent auditors of the Company as provided in AU 722, but in each case, excluding Excluded Information; (B) other historical financial information (other than Excluded Information) reasonably necessary to allow Parent to prepare pro forma financial statements (including for the most recent four (4) fiscal quarter period ended at least forty (40) days prior to the Closing Date (or, if the end of the most recently completed four (4) fiscal quarter period is the end of a fiscal year, ended at least seventy-five (75) days prior to the Closing Date)) that give effect to the

A-6

transactions contemplated hereunder as if the transactions had occurred as of such date (in the case of such balance sheet) or at the beginning of such period (in the case of such statement of income or operations) and which are prepared in accordance with U.S. GAAP, but which need not be prepared in compliance with Regulation S-X or include adjustments for purchase accounting to the extent not customary in private placements pursuant to Rule 144A promulgated under the Securities Act; (C) such other financial data, audit reports, business and other information (including a customary “Management’s Discussion and Analysis of Financial Condition and Results of Operations” with respect to the Company’s financial statements described in clauses (A) and (B) above) of the type that would be required by Regulation S-X and Regulation S-K (in each case other than Excluded Information) for a registered public offering of non-convertible debt securities of Parent (including for Parent’s preparation of pro forma financial statements), in each case to the extent the same is of the type and form customarily included in, and subject to other exceptions that are customary for, an offering memorandum for private placements of non-convertible high-yield bonds under Rule 144A promulgated under the Securities Act, or otherwise necessary to receive from the independent auditors of the Company (and any other auditor to the extent financial statements audited or reviewed by such auditor are or would be included in such offering memorandum) customary “comfort” (including “negative assurance” and change period comfort) with respect to the financial information of the Company to be included in such offering memorandum, but in each case excluding Excluded Information; (D) the consents of the Company’s auditors for use of their audit reports with respect to the financial statements described in clause (A) above in any materials relating to the Debt Financing or any high-yield bonds being issued in lieu of all or a portion of the Debt Financing; and (E) the draft comfort letters referred to in Section 6.14(a)(xi).
“Requisite Company Stockholder Approvals” means (a) the Company Stockholder Approval and (b) the Company Unaffiliated Stockholder Approval.
“Sanctioned Country” means any country or region or government thereof that is, or has been in the last five years, the subject or target of a comprehensive embargo under Trade Controls (including Cuba, Iran, North Korea, Syria, Venezuela, and the Crimea region of Ukraine).
“Sanctioned Person” means any Person that is the subject or target of sanctions or restrictions under Trade Controls including: (i) any Person listed on any U.S. or non-U.S. sanctions- or export-related restricted party list, including the U.S. Department of the Treasury Office of Foreign Assets Control’s (“OFAC”) List of Specially Designated Nationals and Blocked Persons, or any other OFAC, U.S. Department of Commerce Bureau of Industry and Security, or U.S. Department of State sanctions- or export-related restricted party list; (ii) any Person that is, in the aggregate, 50 percent or greater owned, directly or indirectly, or otherwise controlled by a Person or Persons described in clause (i); or (iii) any Person located, organized, or resident in or a national of a Sanctioned Country.
“Sanctions” means all U.S. and applicable non-U.S. Laws relating to economic or trade sanctions, including the Laws administered or enforced by the United States (including by OFAC or the U.S. Department of State) and the United Nations Security Council.
“Solvent” means, with respect to any Person, that (a) the fair saleable value (determined on a going concern basis) of the assets of such Person, together with its Subsidiaries, taken as a whole, is greater than the total amount of such Person’s liabilities (including all liabilities, whether or not reflected on a balance sheet prepared in accordance U.S. GAAP, and whether direct or indirect, fixed or contingent, secured or unsecured, disputed or undisputed); (b) such Person is able to pay its debts and obligations in the ordinary course of business as they become due; and (c) such Person, together with its Subsidiaries, taken as a whole, will not have an unreasonably small amount of capital to carry on its businesses and all businesses in which it is about to engage.
“Sponsor” means Clayton, Dubilier & Rice, LLC, a Delaware limited liability company.
“Subsidiary” means, with respect to any Person, any other Person of which at least a majority of the securities or ownership interests having by their terms ordinary voting power to elect a majority of the board of directors or other persons performing similar functions is directly or indirectly owned or controlled by such Person and/or by one or more of its Subsidiaries.

A-7

“Superior Proposal” means a bona fide written Acquisition Proposal (with references to fifteen (15%) being deemed to be replaced with references to fifty percent (50%)) by a Person or Group (other than the Affiliated Stockholders and their respective Affiliates) that (i) was not the result or effect of a breach of Section 6.2 and (ii) either the Company Board or the Special Committee determines in good faith, after consultation with its financial advisors and outside legal counsel and after taking into account the certainty and timing of closing, financing arrangements and the form, amount and timing of payment of consideration of such proposal, the Person or Group making such proposal and such other legal, financial, regulatory and all other relevant aspects of such proposal, as the Company Board or Special Committee deems in good faith relevant, would, if consummated, result in a transaction that is more favorable from a financial point of view to the Company’s stockholders (in their capacities as such) than the Merger (taking into account any revisions (or proposed revisions) to the terms of this Agreement, the Guarantee and the Financing in writing prior to the time of such determination).
“Tax” or “Taxes” means all federal, state, local and foreign income, windfall, other profits, franchise, gross receipts, environmental, customs duty, capital stock, severance, stamp, transfer, payroll, sales, employment, unemployment, disability, use, property, withholding, excise, production, value added, occupancy and other taxes, duties, imposts, fees, levies or assessments of any nature whatsoever imposed by a Governmental Authority, together with all interest, penalties and additions imposed with respect to such amounts and any interest in respect of such penalties and additions.
“Tax Return” means all returns and reports, elections, declarations, disclosures, schedules, estimates, claims for refunds, supporting material, information returns and similar filings required to be supplied to a Tax authority relating to Taxes, and any attachments thereto and any amendments or supplements thereof.
“Third Person” means any Person or Group, other than (i) the Company or any of its controlled Affiliates or (ii) Parent, Merger Sub, the Guarantor or any their respective Affiliates or any Group including Parent, Merger Sub, any Guarantor or any their respective Affiliates.
“Topco” means Camelot Return Holdings, LLC.
“Willful and Material Breach” means a material breach of this Agreement that results from a willful or deliberate act or failure to act by a Party that knows, or would reasonably be expected to have known, that the taking of such act or failure would result in such a material breach.
Term	Section
2020 Company PSU Award	4.3(c)(i)
2021 Company Executive PSU Award	4.3(c)(i)
2021 Company Non-Executive PSU Award	4.3(c)(i)
Action	5.1(h)
Agreement	Preamble
Alternative Acquisition Agreement	6.2(c)(iv)
Alternative Debt Financing	6.13(d)
Antitrust Law	6.5(f)
Applicable Date	5.1(e)(i)
Bankruptcy and Equity Exception	5.1(c)(i)
Benefit Plans	5.1(i)(i)
Book-Entry Shares	4.1(a)
Bylaws	2.2
Change of Recommendation	6.2(c)(iv)
Charter	2.1
Chosen Courts	9.5(a)
Closing	1.2
Closing Date	1.2

A-8

Term	Section
Code	4.2(h)
Committed Lenders	5.2(f)(ii)
Company	Preamble
Company Board	Recitals
Company Bonus Plans	6.9(c)
Company Disclosure Schedule	5.1
Company Equity Awards	4.2(b)
Company Option	4.3(a)(i)
Company Permits	5.1(j)(ii)
Company PSU Award	4.3(c)(i)
Company Recommendation	5.1(c)(iii)(A)
Company Reports	5.1(e)(i)
Company RSU Award	4.3(b)
Company Severance Plan	6.9(a)
Company Stockholders Meeting	6.4
Company Termination Fee	8.2(a)
Confidentiality Agreement	6.6(b)
Constituent Corporations	Preamble
Continuing Employee	6.9(a)
Contract	5.1(d)(ii)
D&O Insurance	6.11(c)
Debt Commitment Letters	5.2(f)(ii)
Debt Financing	5.2(f)(ii)
Debt Marketing Materials	6.14(a)(iii)
Definitive Financing Agreements	6.13(a)
Delaware Certificate of Merger	1.3
DGCL	Recitals
Dissenting Shares	4.1(a)
DOJ	6.5(b)
DTC	4.2(c)(i)
Earned PSUs	4.3(c)(ii)
Effective Time	1.3
Employees	5.1(i)(i)
Enforcement Costs	8.2(d)
Equity Commitment Letter	5.2(f)(i)
Equity Financing	5.2(f)(i)
ERISA	5.1(i)(i)
Exchange Act	5.1(d)(i)
Excluded Benefits	6.9(a)
Excluded Shares	4.1(a)
Extended Outside Date	8.1(a)
Financing	5.2(f)(ii)
Financing Conditions	5.2(f)(iii)

A-9

Term	Section
Financing Letters	5.2(f)(ii)
Foreign Plan	5.1(i)(vii)
FTC	6.5(b)
Governmental Authority	5.1(d)(i)
Guarantee	Recitals
Guarantor	Recitals
HSR Act	5.1(d)(i)
Indemnified Parties	6.11(a)
Initial Outside Date	8.1(a)
Insurance Policies	5.1(r)
Intervening Event	6.2(d)(ii)
IRS	5.1(i)(i)
Laws	5.1(j)(i)
Letter of Transmittal	4.2(c)(i)
Material Contract	5.1(k)(i)
material weakness	5.1(e)(ii)
Merger	Recitals
Merger Consideration	4.1(a)
Merger Sub	Preamble
Multiemployer Plan	5.1(h)(ii)
New York Courts	9.5(a)
Order	7.1(c)
Owned Real Property	5.1(l)(i)(B)
Parent	Preamble
Parent Disclosure Schedule	5.2
Parent Termination Fee	8.2(c)
Parties	Preamble
Paying Agent	4.2(a)
Payment Fund	4.2(b)
PBGC	5.1(i)(v)
Prohibited Financing Modifications	6.13(b)
Proxy Statement	6.3
Reimbursement Obligations	6.14(a)
Required Amounts	5.2(f)(vi)
Schedule 13e-3	6.3(b)
SEC	5.1(e)(i)
SEC Clearance Date	6.3(c)
Securities Act	5.1(d)(i)
Share Certificate	4.1(a)
Shares	Recitals
significant deficiency	5.1(e)(ii)
Special Committee	Recitals
Specified Acquisition	6.1(d)

A-10

Term	Section
Support Agreement	Recitals
Surviving Corporation	1.1
Tail Period	6.11(c)
Takeover Statute	5.1(m)
Termination Payment	8.2(d)
Trade Controls	5.1(j)(iii)
Unaffiliated Stockholders	Recitals
WARN Act	5.1(p)(ii)

A-11

Final Form
EXHIBIT A
Amended and Restated Certificate of Incorporation of
the Surviving Corporation
ARTICLE ONE
The name of the corporation is Cornerstone Building Brands, Inc. (the “Corporation”).
ARTICLE TWO
The address of the Corporation’s registered office in the State of Delaware is The Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, 19801. The name of its registered agent at such address is The Corporation Trust Company.
ARTICLE THREE
The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).
ARTICLE FOUR
The total number of shares of capital stock that the Corporation has authority to issue is one thousand (1,000) shares of Common Stock, par value $0.01 per share. Each share of Common Stock shall have one (1) vote and all shares of Common Stock share vote together as a single class.
ARTICLE FIVE
Any one (1) or more directors may be removed, with or without cause, by the vote or written consent of the holders of a majority of the issued and outstanding shares of capital stock of the Corporation entitled to be voted in the election of directors.
ARTICLE SIX
The Corporation is to have perpetual existence.
ARTICLE SEVEN
In furtherance and not in limitation of the powers conferred by statute, the board of directors of the Corporation is expressly authorized to make, alter or repeal the by-laws of the Corporation.
ARTICLE EIGHT
Meetings of stockholders may be held within or outside of the State of Delaware, as the by-laws of the Corporation may provide. The books of the Corporation may be kept outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the by-laws of the Corporation. Election of directors need not be by written ballot unless the by-laws of the Corporation so provide.
ARTICLE NINE
To the fullest extent permitted by the DGCL, as the same exists or may hereafter be amended, supplemented or interpreted, a director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for any act or omission in such director’s capacity as a director. Any modification, repeal or amendment of this Article, or adoption of any other provision of this Amended and Restated Certificate of Incorporation inconsistent with this Article by the stockholders of the Corporation, shall be prospective only and shall not adversely affect any limitation on the liability to the Corporation or its stockholders of a director of the Corporation existing at the time of such modification, repeal, amendment or adoption of an inconsistent provision.

ARTICLE TEN
The Corporation expressly elects not to be governed by §203 of the DGCL.
ARTICLE ELEVEN
The Corporation shall, to the fullest extent permitted by the DGCL, as the same exists or may hereafter be amended, supplemented or interpreted, indemnify, and advance expenses to, any and all persons whom it shall have power to indemnify under the DGCL from and against any and all of the expenses, liabilities or other matters referred to in or covered by the DGCL, and the indemnification or advancement of expenses provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure the benefit of the heirs, executors and administrators of such a person. The Corporation shall have the power to purchase and maintain insurance to protect itself and any person who is or was a director, officer, employee or agent of the Corporation, or while a director, officer, employee or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power or the obligation to indemnify him or her against such liability under the DGCL or the provisions of this Article. Any modification, repeal or amendment of this Article, or adoption of any other provision of this Amended and Restated Certificate of Incorporation inconsistent with this Article by the stockholders of the Corporation, shall be prospective only and shall not adversely affect or impair in any way the rights of any director or officer of the Corporation to indemnification under the provisions hereof with respect to any action, suit or proceeding arising out of, or relating to, any actions, transactions or facts occurring prior to the final adoption of such modification, repeal, amendment or adoption of an inconsistent provision.
ARTICLE TWELVE
The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation in the manner now or hereafter prescribed herein and by the laws of the State of Delaware, and all rights conferred upon stockholders, directors and any other persons herein are granted subject to this reservation.
ARTICLE THIRTEEN
To the maximum extent permitted from time to time under the law of the State of Delaware, the Corporation renounces any interest or expectancy of the Corporation in, or in being offered an opportunity to participate in, business opportunities that are from time to time presented to its officers, directors or stockholders, other than those officers, directors or stockholders who are employees of the Corporation. No amendment or repeal of this Article shall apply to or have any effect on the liability or alleged liability of any officer, director or stockholder of the Corporation for or with respect to any opportunities of which such officer, director, or stockholder becomes aware prior to such amendment or repeal.
*   *   *   *   *

Annex B
CENTERVIEW PARTNERS
Centerview Partners LLC
31 West 52nd Street
New York, NY 10019
March 5, 2022
The Special Committee of the Board of Directors
Cornerstone Building Brands, Inc.
5020 Weston Parkway
Suite 400
Cary, NC 27513
The Special Committee:
You have requested our opinion as to the fairness, from a financial point of view, to the holders of the outstanding shares of common stock, par value $0.01 per share (the “Shares”) (other than Excluded Shares, as defined below), of Cornerstone Building Brands, Inc., a Delaware corporation (the “Company”), of the $24.65 per Share in cash, without interest, proposed to be paid to  such holders pursuant to the Agreement and Plan of Merger proposed to be entered into (the “Agreement”) by and among Camelot Return Intermediate Holdings, LLC , a Delaware limited liability company (“Parent”), Camelot Return Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), and the Company. The Agreement provides that Merger Sub will be merged with and into the Company (the “Merger” and, collectively with the other transactions contemplated by the Agreement, the “Transaction”), as a result of which the Company will become a wholly owned subsidiary of Parent and each issued and outstanding Share immediately prior to the effective time of the Merger (other than (i) Shares that are owned by the Company and  not held on behalf of third parties, (ii) any Shares owned by Merger Sub and any Shares owned by Acquirer CD&R Fund, Parent or CD&R Fund VIII (as defined in the Agreement) and (iii) any Shares owned by stockholders of the Company who do not vote in favor of the Agreement or the Merger (or consent thereto in writing) and who perfect and do not withdraw a demand for appraisal rights, together with any Shares held by the Affiliated Stockholders (as defined in the Agreement) and any other affiliate of the Company or Parent, “Excluded Shares”) will be converted into the  right to receive $24.65 per Share in cash, without interest (the $24.65 per Share consideration to be paid in the Merger, the “Consideration”). The terms and conditions of the Transaction are more fully set forth in the Agreement.
31 WEST 52ND STREET, 22ND FLOOR, NEW YORK, NY 10019
PHONE: (212) 380-2650 FAX: (212) 380-2651 WWW.CENTERVIEWPARTNERS.COM

We have acted as financial advisor to the Special Committee of the Board of Directors of the Company in connection with the Transaction. We will receive a fee for our services in connection with the Transaction, a portion of which is payable upon the rendering of this opinion and a substantial portion of which is contingent upon the consummation of the Merger. In addition, the Company has agreed to reimburse certain of our expenses arising, and indemnify us against certain liabilities that may arise, out of our engagement.
We are a securities firm engaged directly and through affiliates and related persons in a number of investment banking, financial advisory and merchant banking activities. In the past two years, except for our current engagement by the Special Committee, we have not been engaged on a fee-paying basis to provide financial advisory or other services to the Company, and we have not received any compensation from the Company during such period. In the past two years, we have not been engaged on a fee-paying basis to provide financial advisory or other services to Parent, Clayton, Dubilier & Rice, LLC (“CD&R”), an affiliate of Parent, or Merger Sub, and we have not received any compensation from Parent, CD&R or Merger Sub during such period. We may provide financial advisory and other services to or with respect to the Company, Parent, CD&R, or their respective affiliates, including portfolio companies of CD&R, in the future, for which we may receive compensation. Certain (i) of our and our affiliates’ directors, officers, members and employees, or family members of such persons, (ii) of our affiliates or related investment funds and (iii) investment funds or other persons in which any of the foregoing may have financial interests or with which they may co-invest, may at any time acquire, hold, sell or trade, in debt, equity and other securities or financial instruments (including derivatives, bank loans or other obligations) of, or investments in, the Company, Parent, CD&R or any of their respective affiliates, including portfolio companies of CD&R, or any other party that may be involved in the Transaction.
In connection with this opinion, we have reviewed, among other things: (i) a draft of] the Agreement dated March 5, 2022 (the “Draft Agreement”); (ii) Annual Reports on Form 10-K of the Company for the years ended December 31, 2021, December 31, 2020 and December 31, 2019; (iii) certain interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company; (iv) certain publicly available research analyst reports for the Company; (v) certain other communications from the Company to its stockholders; and (vi) certain internal information relating to the business, operations, earnings, cash flow, assets, liabilities and prospects of the Company, including certain financial forecasts, analyses and projections relating to the Company prepared by management of the Company and furnished to us by the Company for purposes of our analysis (the “Forecasts”) (collectively, the “Internal Data”). We have also participated in discussions with members of the senior management and representatives of the Company regarding their assessment of the Internal Data. In addition, we reviewed publicly available financial and stock market data, including valuation multiples, for the Company and compared that data with similar data for certain other companies, the securities of which are publicly traded, in lines of business that we deemed relevant. We also compared certain of the proposed financial terms of the Transaction with the financial terms, to the extent publicly available, of certain other transactions that we deemed relevant  and conducted such other financial studies and analyses and took into account such other information as we deemed appropriate.
We have assumed, without independent verification or any responsibility therefor, the accuracy and completeness of the financial, legal, regulatory, tax, accounting and other information supplied to, discussed with, or reviewed by us for purposes of this opinion and have, with your consent, relied upon such information as being complete and accurate. In that regard, we have  assumed, at your direction, that the Internal Data (including, without limitation, the Forecasts) has been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company as to the matters covered thereby and we have relied, at your direction, on the Internal Data for purposes of our analysis and this opinion. We express no view or opinion as to the Internal Data or the assumptions on which it is based. In addition, at your direction, we have not made any independent evaluation or appraisal of any of the assets or liabilities (contingent, derivative, off-balance-sheet or otherwise) of the Company, nor have we been furnished with any such evaluation or appraisal, and we have not been asked to conduct, and did not conduct, a physical inspection of the properties or assets of the Company. We have assumed, at your direction, that the final executed Agreement will not differ in any respect material to our analysis or this opinion from the Draft Agreement reviewed by us. We have also assumed, at your direction, that the Transaction will be consummated on the terms set forth in the Agreement and in accordance with all applicable laws and other relevant documents or requirements, without delay or the waiver, modification or amendment of any term, condition or agreement, the effect of which would be material to our analysis or this opinion and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Transaction, no delay, limitation, restriction, condition or other change will be imposed, the effect of which would be material to our analysis or this opinion. We have not evaluated and do not express any opinion as to the solvency or fair value of the Company, or the ability of the Company to pay its obligations when they come due, or as to the impact of the Transaction on such matters, under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. We are not legal, regulatory, tax or accounting advisors, and we express no opinion as to any legal, regulatory, tax or accounting matters.
We express no view as to, and our opinion does not address, the Company’s underlying business decision to proceed with or effect the Transaction, or the relative merits of the Transaction as compared to any alternative business strategies or transactions that might be available to the Company or in which the Company might engage. This opinion is limited to and addresses only the fairness, from a financial point of view, as of the date hereof, to the holders of Shares (other than Excluded Shares) of the Consideration to be paid to such holders pursuant to the Agreement. We have not been asked to, nor do we express any view on, and our opinion does not address, any other term or aspect of the Agreement or the Transaction, including, without limitation, the structure or form of the Transaction, or any other agreements or arrangements contemplated by the Agreement or entered into in connection with or otherwise contemplated by the Transaction, including, without limitation, the fairness of the Transaction or any other term or aspect of the Transaction to, or any consideration to be received in connection therewith by, or the impact of the Transaction on, the holders of any other class of securities, creditors or other constituencies of the Company or any other party. In addition, we express no view or opinion as to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to be paid or payable to any of the officers, directors or employees of the Company or any party, or class of such persons in connection with the Transaction, whether relative to the Consideration to be paid to the holders of Shares (other than Excluded Shares) pursuant to the Agreement or otherwise. Our opinion is necessarily based on financial, economic, monetary, currency, market and other conditions and circumstances as in effect on, and the information made available to us as of, the date hereof, and we do not have any obligation or responsibility to update, revise or reaffirm this opinion based on circumstances, developments or events occurring after the date hereof. Our opinion does not constitute a  recommendation to any stockholder of the Company or any other person as to how such stockholder or other person should vote with respect to the Merger or otherwise act with respect to the Transaction or any other matter.
Our financial advisory services and the opinion expressed herein are provided for the information and assistance of Special Committee of the Board of Directors of the Company (in their capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the Transaction. The issuance of this opinion was approved by the Centerview Partners LLC Fairness Opinion Committee.
Based upon and subject to the foregoing, including the various assumptions made, procedures followed, matters considered, and qualifications and limitations set forth herein, we are of the opinion, as of the date hereof, that the Consideration to be paid to the holders of Shares (other than Excluded Shares) pursuant to the Agreement is fair, from a financial point of view, to such holders.
Very truly yours,
/s/ Centerview Partners LLC
CENTERVIEW PARTNERS LLC

Annex C
§ 262. Appraisal rights
(a)   Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; and the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.
(b)   Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263 or § 264 of this title:
(1)   Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation (or, in the case of a merger pursuant to § 251(h), as of immediately prior to the execution of the agreement of merger), were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.
(2)   Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:
a.   Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;
b.   Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;
c.   Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or
d.   Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.
(3)   In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.
(4)   [Repealed.]
(c)   Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d),(e), and (g) of this section, shall apply as nearly as is practicable.
(d)   Appraisal rights shall be perfected as follows:
(1)   If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or
(2)   If the merger or consolidation was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of giving such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of giving such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.
(e)   Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon request given in writing (or by electronic transmission directed to an information processing system (if any) expressly designated for that purpose in the notice of appraisal), shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation (or, in the case of a merger approved pursuant to § 251(h) of this title, the aggregate number of shares (other than any excluded stock (as defined in § 251(h)(6)d. of this title)) that were the subject of, and were not tendered into, and accepted for purchase or exchange in, the offer referred to in § 251(h)(2)), and, in either case, with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such statement shall be given to the stockholder within 10 days after such stockholder’s request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition or request from the corporation the statement described in this subsection.
(f)   Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.
(g)   At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder. If immediately before the merger or consolidation the shares of the class or series of stock of the constituent corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger or consolidation for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to § 253 or § 267 of this title.
(h)   After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving corporation may pay to each stockholder entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder’s certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.
(i)   The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.
(j)   The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.
(k)   From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder’s demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.
(l)   The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

Annex D
Execution Version
Confidential
VOTING AND SUPPORT AGREEMENT
This VOTING AND SUPPORT AGREEMENT (this “Agreement”), dated as of March 5, 2022, is entered into by and among Cornerstone Building Brands, Inc., a Delaware corporation (the “Company”), CD&R Pisces Holdings, L.P., a Cayman Islands exempted limited partnership (“Acquirer CD&R Fund”), Clayton, Dubilier & Rice Fund VIII, L.P., a Cayman Islands exempted limited partnership (“CD&R Fund VIII”), CD&R Friends & Family Fund VIII, L.P., a Cayman Islands exempted limited partnership (“CD&R FF Fund VIII” and, together with CD&R Fund VIII, the “Selling CD&R Funds”), Clayton, Dubilier & Rice, LLC, a Delaware limited liability company (“CD&R, LLC,” and together with Acquirer CD&R Fund and the Selling CD&R Funds, the “Stockholders”), and, solely for purposes of Section 3 hereof, Clayton, Dubilier & Rice Fund X, L.P., a Cayman Islands exempted limited partnership (“CD&R Fund X”). Capitalized terms used but not defined herein shall have the meanings given to them in the Merger Agreement (as defined below).
RECITALS
WHEREAS, concurrently with the execution and delivery of this Agreement, (i) the Company, (ii) Camelot Return Intermediate Holdings, LLC, a Delaware limited liability company (“Parent”), and (iii) Camelot Return Merger Sub, Inc., a Delaware corporation and a wholly owned Subsidiary of Parent (“Merger Sub”), have entered into an Agreement and Plan of Merger (as may be amended from time to time, the “Merger Agreement”), which provides for the merger of Merger Sub with and into the Company (the “Merger”) with the Company surviving the Merger as a wholly owned subsidiary of Parent;
WHEREAS, as of the date hereof, each Stockholder is the record and/or beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of the Shares set forth opposite such Stockholder’s name on Exhibit A (together with any Shares subsequently acquired, the “Owned Shares”);
WHEREAS, it is anticipated that, prior to the Effective Time, the Selling CD&R Funds will transfer and sell all of their Owned Shares to Parent, and Parent will purchase from the Selling CD&R Funds all of their Owned Shares; and
WHEREAS, as a condition to the willingness of the Company to enter into the Merger Agreement and as an inducement and in consideration therefor, the Company has required that the Stockholders agree, and the Stockholders have agreed, to enter into this Agreement.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Stockholders and the Company hereby agree as follows:
Section 1.   Agreement to Vote.
From and after the date hereof until the termination of this Agreement in accordance with Section 2, at any meeting of the Company’s stockholders, including any postponement, recess or adjournment thereof, or in any other circumstance, in each case, upon which a vote, consent or other approval (including a written consent) with respect to the Merger Agreement, the Merger or any other transaction contemplated by the Merger Agreement is sought, the Stockholders agree to, and agree to cause their applicable Affiliates to, affirmatively vote (including via proxy) or execute consents with respect to (or cause to be voted (including via proxy) or consents to be executed with respect to) all of its and their respective Owned Shares as follows, unless the Company Board (acting upon the recommendation of the Special Committee) or the Special Committee has made a Change of Recommendation that amounts to a recommendation against item (i) below and that has not been rescinded or withdrawn (in which case the Stockholders will be permitted to vote their Owned Shares with respect to the following matter in any manner they choose in their sole discretion): (1) in favor of (“for”) (i) the Merger and the adoption of the Merger Agreement, (ii) each of the other actions contemplated by the Merger Agreement or necessary or desirable in furtherance of the

Merger and the other transactions contemplated by the Merger Agreement and (iii) the adjournment of any meeting of the Company’s stockholders in accordance with Section 6.5 of the Merger Agreement and (2) against any action or agreement that would reasonably be expected to result in any of the conditions to the consummation of the Merger under the Merger Agreement not being fulfilled (clauses (1) and (2) collectively, the “Supported Matters”). Each Stockholder shall cause all of its Owned Shares to be counted as present thereat (including by proxy) for purposes of establishing a quorum at each meeting of the Company’s stockholders at which the matters described in this Section 1(a) are to be considered (including every adjournment or postponement thereof). For the avoidance of doubt, other than with respect to the Supported Matters, no Stockholder has any obligation to vote its Owned Shares in any particular manner and, with respect to such other matters (other than the Supported Matters), each Stockholder shall be entitled to vote its Owned Shares in its sole discretion.
Section 2.   Termination.   This Agreement shall terminate without further action upon the earliest to occur of (a) the Effective Time and (b) the valid termination of the Merger Agreement in accordance with its terms (such earliest date being referred to herein as the “Termination Date”); provided that the provisions set forth in Sections 11 through 21 shall survive the termination of this Agreement; and provided further that the termination of this Agreement shall not prevent any party from seeking any remedies (at law or in equity) against any other party for that party’s Willful and Material Breach (as defined below) prior to the date of termination. For purposes hereof, “Willful and Material Breach” means a material breach of this Agreement that results from a willful or deliberate act or failure to act by a party that knows, or would reasonably be expected to have known, that the taking of such act or failure would result in such a material breach.
Section 3.   Efforts; Forbearance.
(a)   From the date of this Agreement until the Effective Time, CD&R Fund X shall not directly or indirectly (but subject in all respects to the last sentence of this paragraph) acquire or agree to acquire by merging or consolidating with, or by purchasing the assets of or equity in, any Person (a “Specified Acquisition”), if the entering into of a definitive agreement relating to or the consummation of such a Specified Acquisition would reasonably be expected to (A) prevent, materially delay or materially impede the obtaining of any authorizations, consents, orders, declarations or approvals of any Governmental Authority or the expiration or termination of any applicable waiting period necessary to consummate the transactions contemplated by the Merger Agreement, including the Merger or (B) materially increase the risk of any Governmental Authority entering an order, ruling, judgment or injunction pursuant to any Antitrust Law prohibiting the consummation of the transactions contemplated by the Merger Agreement, including the Merger. Notwithstanding anything in this Agreement to the contrary, the restrictions set forth in this Section 3(a) shall not apply to any existing portfolio company (as such term is commonly understood in the private equity industry) of CD&R Fund X or any successor subsidiary of such portfolio company. Each Stockholder and CD&R Fund X shall: (i) give the Company prompt notice of the making or commencement of any request or proceeding by or before any Governmental Authority with respect to the Merger or any other transactions contemplated by the Merger Agreement; (ii) keep the Company informed as to the status of any such request or proceeding; (iii) give the Company notice and an opportunity to participate in any substantive communication made to the FTC, the Antitrust Division of the DOJ, or any other domestic, foreign or supranational Governmental Authority regarding the Merger or any other transactions contemplated by the Merger Agreement; (iv) promptly notify the Company of any communication from the FTC, the DOJ or any other domestic, foreign or supranational Governmental Authority regarding the Merger or any other transactions contemplated by the Merger Agreement and (v) use reasonable best efforts to (x) provide information requested by and participate in meetings with any Governmental Authority and (y) provide reasonable assistance to Parent and Merger Sub, in each case of the foregoing clauses (x) and (y), in connection with the obtaining of any authorizations, consents, orders, declarations or approvals of any such Governmental Authority or the expiration or termination of any applicable waiting period necessary to consummate the transactions contemplated by the Merger Agreement, including the Merger; provided that, for the avoidance of doubt, the foregoing obligations set forth in the foregoing clauses (i)  — (v) shall not require any Stockholder or CD&R Fund to take any action with respect to any of their respective portfolio companies (as such term is commonly understood in the private equity industry) or any successor subsidiary of any such portfolio company. Subject to applicable

Laws relating to the exchange of information, the Company shall have the right to review in advance, and each Stockholder and CD&R Fund X shall consult with the Company on and consider in good faith the Company’s views in connection with, any filing made with, or substantive written materials submitted or substantive communication made to any Governmental Authority in connection with the Merger or any other transactions contemplated by the Merger Agreement. In addition, except as may be prohibited by any Governmental Authority or by any applicable Law, each Stockholder and CD&R Fund X shall permit authorized representatives of the Company to be present at each non-ministerial meeting, conference, videoconference, or telephone call and to have access to and be consulted in connection with any presentation, letter, white paper, or proposal made or submitted to any Governmental Authority in connection with such request or proceeding. In exercising the foregoing rights, the Company, each Stockholder and CD&R Fund X shall act reasonably and as promptly as practicable. Materials provided pursuant to this Section 3 may be redacted (i) to remove references concerning the valuation of the Company, (ii) as necessary to comply with contractual obligations, and (iii) as necessary to address reasonable privilege concerns.
Section 4.   Representations and Warranties of the Stockholders.   Each Stockholder hereby represents and warrants to the Company as follows:
(a)   Authority.   Each Stockholder is a legal entity duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization. Each Stockholder has all requisite corporate or other similar power and authority and has taken all corporate or other similar action necessary (including approval by the board of directors or applicable corporate bodies) to execute, deliver, comply with and perform its obligations under this Agreement in accordance with the terms hereof and to consummate the transactions contemplated hereby, and no other action on the part of or vote of holders of any equity securities of such Stockholder is necessary to authorize the execution and delivery of, compliance with and performance by such Stockholder of this Agreement. This Agreement has been duly executed and delivered by each Stockholder and constitutes a legal, valid and binding agreement of each Stockholder enforceable against such Stockholder in accordance with its terms, subject to the Bankruptcy and Equity Exception.
(b)   No Conflicts; Consents.
(i)   The execution and delivery of, compliance with and performance by each Stockholder of this Agreement do not and will not (i) conflict with or result in any violation or breach of any provision of the certificate of formation or operating agreement or similar organizational documents of such Stockholder, (ii) conflict with or result in a violation or breach of any applicable Law, (iii) require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which such Stockholder is entitled, under any Contract binding upon such Stockholder, or to which any of their respective properties, rights or other assets are subject or (iv) result in the creation of a Lien (other than Permitted Liens) on any of the properties or assets (including intangible assets) of such Stockholder, except in the case of clauses (ii), (iii) and (iv) above, any such violation, breach, conflict, default, termination, acceleration, cancellation or loss that would not, individually or in the aggregate, reasonably be expected to restrict, prohibit or impair the consummation of the Merger or the performance by such Stockholder of its obligations under this Agreement.
(ii)   No consent, approval, order or authorization of, or registration, declaration or, (except as required by the rules and regulations promulgated under the Exchange Act, the Securities Act, or state securities, takeover and “blue sky” laws) filing with, any Governmental Authority or any other Person, is required by or with respect to the Stockholder in connection with the execution and delivery of this Agreement or the consummation by the Stockholder of the transactions contemplated hereby, except as would not, individually or in the aggregate, reasonably be expected to restrict, prohibit or impair the consummation of the Merger or the performance by such Stockholder of its obligations under this Agreement.

Section 5.   Representations and Warranties of the Company.   The Company hereby represents and warrants to each Stockholder as follows:
(a)   Authority.   The Company is a legal entity duly incorporated, validly existing and in good standing under the Laws of the State of Delaware. The Company has all requisite corporate power and authority and has taken all corporate action necessary (including approval by the Company Board (acting on the recommendation of the Special Committee)) to execute, deliver and perform its obligations under this Agreement in accordance with the terms hereof and no other corporate action by the Company or vote of holders of any class of the capital stock of the Company is necessary to approve and adopt this Agreement. This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the Bankruptcy and Equity Exception.
(b)   Noncontravention.
(i)   The execution, delivery and performance by the Company of this Agreement do not and will not, other than as provided in the Merger Agreement with respect to the Merger and the other transactions contemplated thereby, (i) conflict with or result in any violation or breach of any provision of the certificate of incorporation or bylaws of the Company or the similar organizational documents of any of its Subsidiaries, (ii) conflict with or result in a violation or breach of any applicable Law, (iii) require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which the Company and any of its Subsidiaries are entitled, under any Contract binding upon the Company or any of its Subsidiaries, or to which any of their respective properties, rights or other assets are subject or (iv) result in the creation of a Lien (other than Permitted Liens) on any of the properties or assets (including intangible assets) of the Company or any of its Subsidiaries, except in the case of clauses (ii), (iii) and (iv) above, any such violation, breach, conflict, default, termination, acceleration, cancellation or loss that would not restrict, prohibit or impair the performance by the Company of its obligations under this Agreement.
(ii)   No consent, approval, order or authorization of, or registration, declaration or, (except as required by the rules and regulations promulgated under the Exchange Act, the Securities Act, or state securities, takeover and “blue sky” laws) filing with, any Governmental Authority or any other Person, is required by or with respect to the Company in connection with the execution and delivery of this Agreement or the consummation by the Company of the transactions contemplated hereby, except as would not, individually or in the aggregate, reasonably be expected to restrict, prohibit or impair the consummation of the Merger or the performance by the Company of its obligations under this Agreement.
Section 6.   Stockholder Capacity.   This Agreement is being entered into by each Stockholder solely in its capacity as a record and/or beneficial owner of the Owned Shares, and nothing in this Agreement shall restrict or limit the ability of such Stockholder or any Affiliate of such Stockholder who is a director, officer or employee of the Company to take any action in his or her capacity as a director, officer or employee of the Company, including the exercise of fiduciary duties to the Company or its stockholders.
Section 7.   Non-Survival of Representations, Warranties and Covenants.   The representations, warranties and covenants contained herein shall not survive the Termination Date.
Section 8.   Waiver of Appraisal Rights.   Each Stockholder hereby irrevocably waives, to the fullest extent of the Law, and agrees not to assert any appraisal rights under Section 262 of the DGCL, a copy of which is attached hereto as Exhibit B, with respect to all of such Stockholder’s Owned Shares with respect to the Merger and the transactions contemplated by the Merger Agreement.
Section 9.   Other Agreements.   Acting upon the unanimous recommendation of the Special Committee, the Company hereby (i) irrevocably waives, and shall not enforce, the obligations of the Stockholders and their Affiliates pursuant to Section 3.3(a) of the Stockholders Agreement with respect to any actions taken by the Stockholders and/or their Affiliates in connection with the Merger Agreement and the transactions contemplated thereby, including the Merger (and all other transactions incidental and related thereto) and the exercise of any rights pursuant to the Merger Agreement and (ii) acknowledges and agrees that the Merger Agreement and the transactions contemplated thereby, including the Merger (and all other transactions incidental and related thereto) and the exercise of any rights pursuant to the Merger Agreement are (and shall be deemed to be) permitted under the Stockholders Agreement. For the avoidance of doubt, the preceding sentence, including the waiver referred to in clause (i), shall terminate and be of no force or effect upon the valid termination of the Merger Agreement (it being understood that no such termination shall retroactively invalidate any statement or action of any Stockholder and/or its Affiliates made or taken during the period during which such waiver was in effect so long as such statement or action was not, at the time made or taken, in breach of such waiver). The Company hereby further acknowledges that the determination to enter into this Agreement (and in particular this Section 9) has been made by a majority of the Independent Non-CD&R Investor Directors (as defined in the Stockholders Agreement) and the Chief Executive Officer of the Company.
Section 10.   Further Assurances.   Each Stockholder and the Company shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as the Special Committee may reasonably request to the extent necessary to effect the transactions contemplated by this Agreement.
Section 11.   Notices.   Each party hereto agrees that notice or the service of process in any action, suit or proceeding arising out of or relating to this Agreement shall be properly served or delivered if delivered to the addresses of the parties set forth in, and in the manner contemplated by, that certain Stockholders Agreement, by and among the Company, the Stockholders and the other parties thereto, dated as of November 16, 2018 (the “Stockholders Agreement”).
Section 12.   Interpretation.   Where a reference in this Agreement is made to a section or exhibit, such reference shall be to a section of or exhibit to this Agreement unless otherwise indicated. If a term is defined as one part of speech (such as a noun), it shall have a corresponding meaning when used as another part of speech (such as a verb). Unless the context of this Agreement clearly requires otherwise, words importing the masculine gender shall include the feminine and neutral genders and vice versa, and the definitions of terms contained in this Agreement are applicable to the singular as well as the plural forms of such terms. The words “includes” or “including” shall mean “including without limitation,” the words “hereof,” “hereby,” “herein,” “hereunder” and similar terms in this Agreement shall refer to this Agreement as a whole and not any particular section or article in which such words appear, the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends and such phrase shall not mean simply “if,” any reference to a Law shall include any rules and regulations promulgated thereunder, and any reference to any Law in this Agreement shall mean such Law as from time to time amended, modified or supplemented. Each reference to a “wholly owned Subsidiary” or “wholly owned Subsidiaries” of a Person shall be deemed to include any Subsidiary of such Person where all of the equity interests of such Subsidiary are directly or indirectly owned by such Person (other than directors qualifying shares, nominee shares or other equity interests that are required by law or regulation to be held by a director or nominee).
Section 13.   Entire Agreement.   This Agreement (including the schedules and exhibits hereto) constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. For the avoidance of doubt, other than to the extent modified by this Agreement and that certain Limited Waiver, dated as of February 12, 2022, the Stockholders Agreement shall continue to apply unaffected by this Agreement.
Section 14.   No Third Party Beneficiaries.   This Agreement shall be binding upon and inure solely to the benefit of the parties and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.
Section 15.   Governing Law.   This Agreement and any claim, cause of action or Action (whether at law, in contract or in tort) that may directly or indirectly be based upon, relate to or arise out of this Agreement or any transaction contemplated hereby, or the negotiation, execution or performance hereunder shall be governed by, and construed and enforced in accordance with, the Laws of the State of Delaware, without regard to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware. In addition, each of the Parties (a) expressly submits to the personal jurisdiction and venue of the Chosen Courts, in the event any dispute between the Parties (whether in contract, tort or otherwise) arises out of this Agreement or the transactions contemplated hereby, (b) expressly waives any claim of lack of personal jurisdiction or improper venue and any claims that such courts are an inconvenient forum with respect to such a claim, and (c) agrees that it shall not bring any claim, action or proceeding against any other Parties relating to this Agreement or the transactions contemplated hereby in any court other than the Chosen Courts. Each Party hereby irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail or by overnight courier service, postage prepaid, to its address as prescribed by Section 11, such service to become effective ten (10) days after such mailing. EACH PARTY HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM, ACTION OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 15.
Section 16.   Assignment; Successors.   Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of Law or otherwise, by any party without the prior written consent of the other parties, and any such assignment without such prior written consent shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.
Section 17.   Enforcement.   The parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the parties do not timely perform the provisions of this Agreement (including any party failing to take such actions as are required of it hereunder in order to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. The parties acknowledge and agree that (a) the parties will be entitled, in addition to any other remedy to which they are entitled at law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement and to enforce specifically the terms and provisions hereof and (b) the right of specific enforcement is an integral part of the transactions contemplated hereby and without that right, neither the Company nor the Stockholders would have entered into this Agreement.
Section 18.   Severability.   In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the parties. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.
Section 19.   Counterparts.   This Agreement and any amendments hereto may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart. Any such counterpart, to the extent delivered by electronic delivery, will be treated in all manners and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party may raise the use of an electronic delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an electronic delivery, as a defense to the formation of a contract, and each party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

Section 20.   Amendment.   This Agreement may be amended by the parties hereto, and the terms and conditions hereof may be waived, only by an instrument in writing signed on behalf of each of the parties hereto, or, in the case of a waiver, by an instrument signed on behalf of the party waiving compliance.
Section 21.   No Presumption Against Drafting Party.   The Company and the Stockholders acknowledge that each party to this Agreement has been represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule of Law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the drafting party has no application and is expressly waived.
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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.
CD&R PISCES HOLDINGS, L.P.
By:
CD&R Investment Associates X, Ltd., its general partner

By:
/s/ Rima Simson

Name:
Rima Simson

Title:
Vice President, Treasurer and Secretary

CLAYTON, DUBILIER & RICE FUND VIII, L.P.
By:
CD&R Associates VIII, Ltd., its general partner

By:
/s/ Rima Simson

Name:
Rima Simson

Title:
Vice President, Treasurer and Secretary

CD&R FRIENDS & FAMILY FUND VIII, L.P.
By:
CD&R Associates VIII, Ltd., its general partner

By:
/s/ Rima Simson

Name:
Rima Simson

Title:
Vice President, Treasurer and Secretary

[Signature Page to Voting and Support Agreement]

CLAYTON, DUBILIER & RICE FUND X, L.P.
(solely for purposes of Section 3)
By:
CD&R Associates X, L.P., its general partner

By:
CD&R Investment Associates X, Ltd., its general partner

By:
/s/ Rima Simson

Name:
Rima Simson

Title:
Vice President, Treasurer and Secretary

[Signature Page to Voting and Support Agreement]

CORNERSTONE BUILDING BRANDS, INC.
By:
/s/ Jeffrey S. Lee

Name:
Jeffrey S. Lee

Title:
Executive Vice President, Chief Financial Officer and Chief Accounting Officer

[Signature Page to Voting and Support Agreement]

EXHIBIT A
Record or Beneficial Owner	No. of Shares Owned
Clayton, Dubilier & Rice Fund VIII, L.P.	22,744,823
CD&R Friends & Family Fund VIII, L.P.	56,940
CD&R Pisces Holdings, L.P.	39,128,929
Clayton, Dubilier & Rice, LLC	212,723

EXHIBIT B
[See attached.]

EXHIBIT B
SECTION 262 OF THE GENERAL CORPORATION LAW
OF THE STATE OF DELAWARE
§ 262. Appraisal rights [For application of this section, see § 17; 82 Del. Laws, c. 45, § 23; and 82 Del. Laws, c. 256, § 24].
(a)   Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; and the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.
(b)   Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263 or § 264 of this title:
(1)   Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation (or, in the case of a merger pursuant to § 251(h), as of immediately prior to the execution of the agreement of merger), were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.
(2)   Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:
a.   Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;
b.   Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;
c.   Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or
d.   Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.
(3)   In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(4)   [Repealed.]
(c)   Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d),(e), and (g) of this section, shall apply as nearly as is practicable.
(d)   Appraisal rights shall be perfected as follows:
(1)   If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or
(2)   If the merger or consolidation was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of giving such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of giving such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.
(e)   Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon request given in writing (or by electronic transmission directed to an information processing system (if any) expressly designated for that purpose in the notice of appraisal), shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation (or, in the case of a merger approved pursuant to § 251(h) of this title, the aggregate number of shares (other than any excluded stock (as defined in § 251(h)(6)d. of this title)) that were the subject of, and were not tendered into, and accepted for purchase or exchange in, the offer referred to in § 251(h)(2)), and, in either case, with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such statement shall be given to the stockholder within 10 days after such stockholder’s request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition or request from the corporation the statement described in this subsection.
(f)   Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.
(g)   At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder. If immediately before the merger or consolidation the shares of the class or series of stock of the constituent corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger or consolidation for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to § 253 or § 267 of this title.
(h)   After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving corporation may pay to each stockholder entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder’s certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.
(i)   The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.
(j)   The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.
(k)   From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder’s demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.

(1)   The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.
8 Del. C. 1953, § 262; 56 Del. Laws, c. 50; 56 Del. Laws, c. 186, § 24; 57 Del. Laws, c. 148, §§ 27-29; 59 Del. Laws, c. 106, § 12; 60 Del. Laws, c. 371, §§ 3-12; 63 Del. Laws, c. 25, § 14; 63 Del. Laws, c. 152, §§ 1, 2; 64 Del. Laws, c. 112, §§ 46-54; 66 Del. Laws, c. 136, §§ 30-32; 66 Del. Laws, c. 352, § 9; 67 Del. Laws, c. 376, §§ 19, 20; 68 Del. Laws, c. 337, §§ 3, 4; 69 Del. Laws, c. 61, § 10; 69 Del. Laws, c. 262, §§ 1-9; 70 Del. Laws, c. 79, § 16; 70 Del. Laws, c. 186, § 1; 70 Del. Laws, c. 299, §§ 2, 3; 70 Del. Laws, c. 349, § 22; 71 Del. Laws, c. 120, § 15; 71 Del. Laws, c. 339, §§ 49-52; 73 Del. Laws, c. 82, § 21; 76 Del. Laws, c. 145, §§ 11-16; 77 Del. Laws, c. 14, §§ 12, 13; 77 Del. Laws, c. 253, §§ 47-50; 77 Del. Laws, c. 290, §§ 16, 17; 79 Del. Laws, c. 72, §§ 10, 11; 79 Del. Laws, c. 122, §§ 6, 7; 80 Del. Laws, c. 265, §§ 8-11; 81 Del. Laws, c. 354, §§ 9, 10, 17; 82 Del. Laws, c. 45, § 15; 82 Del. Laws, c. 256, § 15;

WHITE PROXY CARD YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.We encourage you to take advantage of Internet or telephone voting. Internet and telephone voting are available 24 hours a day, 7 days a week. VOTE BY INTERNET – WWW.CESVOTE.COM Use the Internet to transmit your voting instructions prior to 11:59 p.m. Eastern Time on [DATE], 2022, the day before the Special Meeting. Have your WHITE proxy card in hand when you access the web site and follow the instructions to create an electronic voting instruction form. OR VOTE BY TELEPHONE – 1-888-693-8683 Use any touch-tone telephone to transmit your voting instructions prior to 11:59 p.m. Eastern Time on [DATE], 2022, the day before the Special Meeting. Have your WHITE proxy card in hand when you call and then follow the instructions. OR VOTE BY MAIL Mark, sign and date your WHITE proxy card and return it in the postage-paid envelope we have provided to: Cornerstone Building Brands, Inc., c/o Corporate Election Services, P.O. Box 3230, Pittsburgh, PA 15230. If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your WHITE proxy card. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS: THE NOTICE AND PROXY STATEMENT ARE AVAILABLE AT WWW.PROXYDOCS.COM/CNR If submitting a proxy by mail, please sign and date the card below and fold and detach card at perforation before mailing. CORNERSTONE BUILDING BRANDS, INC. WHITE PROXY CARD SPECIAL MEETING OF STOCKHOLDERS [MONTH], [DATE], 2022 at [TIME] a.m. Eastern Time This proxy is solicited by the Board of Directors The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and Proxy Statement, hereby appoint(s) Rose Lee and Alena S. Brenner, and each or either of them, acting individually or in the absence of others, as proxies, each with the full power of substitution and revocation, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this card, all of the shares of common stock, $.01 par value per share, of Cornerstone Building Brands, Inc. (the “Company”) that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders (including any adjournment or postponement, the “special meeting”) to be held virtually at [TIME] Eastern Time on [DATE], 2022. The special meeting will be a virtual meeting conducted solely online via live webcast at www.cesonlineservices.com/cnr. The undersigned hereby revokes all proxies previously given by the undersigned with respect to the special meeting, including any previously given by telephone or Internet. Signature of Stockholder Signature, if held jointly (Title) Date Note: Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer (Continued and to be marked on the other side)

CORNERSTONE BUILDING BRANDS, INC. SPECIAL MEETING OF STOCKHOLDERS SIGN, DATE AND MAIL YOUR WHITE PROXY TODAY, UNLESS YOU HAVE VOTED BY INTERNET OR TELEPHONE. IF YOU HAVE NOT VOTED BY INTERNET OR TELEPHONE, PLEASE DATE, MARK, SIGN AND RETURN THIS WHITE PROXY PROMPTLY. YOUR VOTE, WHETHER BY INTERNET, MAIL OR TELEPHONE, MUST BE RECEIVED PRIOR TO THE CLOSING OF THE POLLS TO BE INCLUDED IN THE VOTING RESULTS. ALL VALID PROXIES TIMELY RECEIVED WILL BE VOTED.  If submitting a proxy by mail, please sign and date the card and fold and detach card at perforation before mailing. CORNERSTONE BUILDING BRANDS, INC. WHITE PROXY CARD THIS WHITE PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THE PROXIES WILL HAVE AUTHORITY TO VOTE “FOR” PROPOSAL 1, THE MERGER AGREEMENT PROPOSAL, “FOR” PROPOSAL 2, THE ADJOURNMENT PROPOSAL AND “FOR” PROPOSAL 3, THE MERGER-RELATED COMPENSATION PROPOSAL, IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS, AND IN THEIR DISCRETION ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING. THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR PROPOSALS 1, 2 & 3 To consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated as of March 5, 2022, by and among Camelot Return Intermediate Holdings, LLC, a Delaware limited liability company (“Parent”), Camelot Return Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and the Company, a copy of which is attached as Annex A to the accompanying proxy statement, pursuant to which, among other things, Merger Sub will merge with and into the Company (the “merger”), with the Company surviving the merger as a subsidiary of Parent (the “Merger Agreement Proposal”).  FOR  AGAINST  ABSTAIN To consider and vote on one or more proposals to adjourn the special meeting to a later date or dates if necessary or appropriate, including adjournments to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the Merger Agreement Proposal (the “Adjournment Proposal”).  FOR  AGAINST  ABSTAIN To approve, by nonbinding, advisory vote, certain compensation arrangements for the Company’s named executive officers in connection with the merger (the “Merger-Related Compensation Proposal”).  FOR  AGAINST  ABSTAIN Continued and to be signed on the reverse side